UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/12
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared ten annual reports to shareholders for the year ended July 31, 2012 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to the Technical Opportunities Fund, the second report applies to the Global High Yield Fund, the third report applies to Multi Sector Bond Fund, the fourth report applies to Currency Strategies Fund, the fifth report applies Fundamental All Cap Core Fund, the sixth report applies to Fundamental Large Cap Core Fund, the seventh report applies to Fundamental Large Cap Value Fund, the eight report applies to the China Emerging Leaders Fund, the ninth report applies to the Diversified Strategies Fund and the tenth report applies to the global Absolute Return Strategy Fund. China Emerging Leaders Fund, Diversified Strategies Fund, and Global Absolute Return Strategy Fund began operations during the fiscal year ended July 31, 2012.

John Hancock
MUTUAL FUNDS

John Hancock
Technical Opportunities Fund

Annual Report
7.31.12

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Inception Since[1]	1-year	5-year	10-year	Inception Since[1]

Class A	–15.41	—	—	–1.41	–15.41	—	—	–4.16

Class I2	–10.57	—	—	0.70	–10.57	—	—	2.12

Class NAV[2]	–10.45	—	—	0.84	–10.45	—	—	2.53

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net/Gross (%)	1.91	1.55	1.38

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Technical Opportunities Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	8-3-09	$10,212	$10,212	$12,867

Class NAV[2]	8-3-09	10,253	10,253	12,867

MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 8-3-09.

2 For certain types of investors, as described in the Fund’s prospectuses.

Annual report | Technical Opportunities Fund	7

Management’s discussion of

Fund performance

By Wellington Management Company, LLP

Global financial markets experienced high volatility leading into the 12-month period ended July 31, 2012. Following a difficult third quarter of 2011, equity markets surged ahead in the fourth quarter of 2011 and into the first quarter of 2012. Better-than-expected corporate earnings, generally improving economic data and increasing consumer confidence reports pointed to a moderate recovery. However, global equities reversed course during the second quarter of 2012 as fears surrounding European sovereign debt once again took center stage. Growing concerns that Greece may exit the eurozone and the possibility of a banking crisis in Spain underpinned a rise in risk aversion among investors. In the U.S., new economic data remained subdued and included a lackluster U.S. jobs report. Even so, the U.S. was perceived as a safe-haven market and outperformed most other world markets, returning 9.13% in the period, as measured by the S&P 500 Index. For the 12-month period ended July 31, 2012, John Hancock Technical Opportunities Fund’s Class A shares declined 10.93%, excluding sales charges, underperforming both the 3.10% loss of the MSCI All Country World Index and the average 4.94% decline of its Morningstar, Inc. world stock fund peer group. The Fund’s position in specialty coffee and coffee maker Green Mountain Coffee Roasters, Inc. was one of the largest detractors from relative results. Green Mountain Coffee demonstrated a strong upward trend in early 2011 and we purchased the position to gain exposure to this positive trend, but it eroded in the latter half of 2011 and we sold the position. In 2012, we opportunistically re-established a position in the stock, but subsequently sold the position during the period. Deckers Outdoor Corp. also detracted from relative performance. Given Deckers’ prior uptrend, we opportunistically purchased positions in the footwear company during periods when the uptrend appeared to be resuming, but ultimately sold the positions as this trend deteriorated and the stock declined. Partially offsetting negative results was the Fund’s overweight in, and positive security selection within, the health care sector. Underweights in materials and financials also contributed positively to relative returns.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. As of the date of this report, the Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. As a result, credit, market and other risks associated with the Fund’s investment strategies or techniques may be more pronounced for the Fund than for funds that are diversified.

8	Technical Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012 with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,044.40	$9.20

Class I	1,000.00	1,047.20	7.69

Class NAV	1,000.00	1,048.10	6.37

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Technical Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,015.90	$9.07

Class I	1,000.00	1,017.40	7.57

Class NAV	1,000.00	1,018.60	6.27

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.81%, 1.51% and 1.25% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Technical Opportunities Fund | Annual report

Portfolio summary

Top 10 Holdings (22.6% of Net Assets on 7-31-12)[1,2]

Apple, Inc.	3.2%	Regeneron Pharmaceuticals, Inc.	2.2%

Onyx Pharmaceuticals, Inc.	2.9%	Expedia, Inc.	1.8%

Amazon.com, Inc.	2.6%	Gilead Sciences, Inc.	1.8%

BioMarin Pharmaceutical, Inc.	2.4%	Vertex Pharmaceuticals, Inc.	1.7%

Cubist Pharmaceuticals, Inc.	2.3%	eBay, Inc.	1.7%

Sector Composition[1,3]

Health Care	34.6%	Materials	3.8%

Information Technology	23.9%	Energy	2.6%

Consumer Discretionary	21.6%	Consumer Staples	1.5%

Industrials	5.1%	Short-Term Investments & Other	2.3%

Financials	4.6%

1 As a percentage of net assets on 7-31-12.

2 Cash and cash equivalents not included.

3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Technical Opportunities Fund	11

Fund’s investments

As of 7-31-12

	Shares	Value
Common Stocks 97.7%		$489,357,243

(Cost $441,910,930)

Consumer Discretionary 21.6%		108,271,624

Automobiles 0.5%

Great Wall Motor Company, Ltd., H Shares (L)	1,219,500	2,730,861

Distributors 1.3%

LKQ Corp. (I)	186,360	6,584,098

Hotels, Restaurants & Leisure 3.1%

Papa John’s International, Inc. (I)	87,380	4,457,254

Sands China, Ltd.	1,200,800	3,520,503

Six Flags Entertainment Corp.	44,070	2,538,873

Starbucks Corp.	112,500	5,094,000

Household Durables 1.4%

D.R. Horton, Inc. (L)	228,600	4,030,218

Jarden Corp.	64,800	2,928,960

Internet & Catalog Retail 5.9%

Amazon.com, Inc. (I)	55,880	13,036,804

Expedia, Inc. (L)	158,510	9,033,485

priceline.com, Inc. (I)	11,390	7,537,219

Leisure Equipment & Products 0.9%

Polaris Industries, Inc. (L)	62,590	4,704,264

Media 0.9%

The Walt Disney Company	92,490	4,544,959

Multiline Retail 2.0%

Family Dollar Stores, Inc.	76,047	5,025,186

Target Corp. (L)	82,000	4,973,300

Specialty Retail 1.9%

Foot Locker, Inc.	138,420	4,570,628

Vitamin Shoppe, Inc. (I)(L)	85,570	4,699,504

Textiles, Apparel & Luxury Goods 3.7%

Coach, Inc. (L)	68,200	3,364,306

Fifth & Pacific Companies, Inc. (I)(L)	314,080	3,480,006

Lululemon Athletica, Inc. (I)(L)	65,090	3,676,283

PVH Corp.	39,020	3,099,359

Under Armour, Inc., Class A (I)(L)	85,260	4,641,554

12	Technical Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Consumer Staples 1.5%		$7,449,444

Beverages 0.5%

Dr. Pepper Snapple Group, Inc. (L)	55,600	2,534,248

Household Products 1.0%

The Clorox Company	67,600	4,915,196

Energy 2.6%		12,935,488

Oil, Gas & Consumable Fuels 2.6%

Cobalt International Energy, Inc. (I)	223,550	5,611,105

Pioneer Natural Resources Company (L)	82,640	7,324,383

Financials 4.6%		23,094,146

Consumer Finance 0.9%

Discover Financial Services	129,710	4,664,372

Insurance 0.6%

Cincinnati Financial Corp. (L)	82,380	3,117,259

Real Estate Investment Trusts 1.3%

DuPont Fabros Technology, Inc. (L)	110,210	2,964,649

General Growth Properties, Inc.	191,700	3,473,604

Real Estate Management & Development 1.8%

BR Malls Participacoes SA	267,400	3,121,320

Zillow, Inc. (I)(L)	152,760	5,752,942

Health Care 34.6%		173,240,549

Biotechnology 23.2%

Amgen, Inc.	69,780	5,763,828

Arena Pharmaceuticals, Inc. (I)(L)	452,000	3,778,720

Ariad Pharmaceuticals, Inc. (I)(L)	378,100	7,233,053

Biogen Idec, Inc. (I)	53,520	7,804,822

BioMarin Pharmaceutical, Inc. (I)(L)	299,700	11,775,213

Cubist Pharmaceuticals, Inc. (I)	271,020	11,670,121

Gilead Sciences, Inc. (I)	164,850	8,956,301

Immunogen, Inc. (I)(L)	217,675	3,513,275

Incyte Corp. (I)(L)	238,360	5,956,616

Medivation, Inc. (I)	37,600	3,748,720

Onyx Pharmaceuticals, Inc. (I)(L)	192,170	14,406,985

Pharmacyclics, Inc. (I)	46,900	2,495,549

Regeneron Pharmaceuticals, Inc. (I)(L)	81,830	11,018,410

Seattle Genetics, Inc. (I)(L)	187,030	4,892,705

Synageva BioPharma Corp. (I)(L)	84,180	4,214,051

Vertex Pharmaceuticals, Inc. (I)	179,790	8,721,613

Health Care Equipment & Supplies 2.0%

Edwards Lifesciences Corp. (I)(L)	48,820	4,940,584

IDEXX Laboratories, Inc. (I)	56,400	4,972,788

Health Care Technology 0.5%

athenahealth, Inc. (I)(L)	28,740	2,629,710

Pharmaceuticals 8.9%

Auxilium Pharmaceuticals, Inc. (I)	125,020	3,368,039

Bristol-Myers Squibb Company (L)	141,600	5,040,960

See notes to financial statements	Annual report | Technical Opportunities Fund	13

	Shares	Value
Pharmaceuticals (continued)

Elan Corp. PLC, ADR (I)(L)	348,000	$4,019,400

Eli Lilly & Company	102,130	4,496,784

Perrigo Company (L)	37,200	4,241,544

Pfizer, Inc.	190,360	4,576,254

Salix Pharmaceuticals, Ltd. (I)	168,032	7,531,194

The Medicines Company (I)(L)	194,000	4,857,760

Watson Pharmaceuticals, Inc. (I)	85,000	6,615,550

Industrials 5.1%		25,422,414

Aerospace & Defense 1.5%

Cubic Corp. (L)	80,943	3,915,213

Triumph Group, Inc.	55,390	3,463,537

Machinery 1.6%

Chart Industries, Inc. (I)(L)	68,082	4,415,799

Wabtec Corp.	46,680	3,696,122

Professional Services 1.3%

Intertek Group PLC	61,398	2,620,855

On Assignment, Inc. (I)	236,120	3,681,111

Road & Rail 0.7%

Canadian National Railway Company (L)	41,210	3,629,777

Information Technology 23.9%		119,854,449

Computers & Peripherals 4.6%

Apple, Inc. (I)	26,510	16,191,248

Gemalto NV (L)	46,203	3,532,209

Stratasys, Inc. (I)(L)	53,100	3,253,968

Electronic Equipment, Instruments & Components 1.6%

FEI Company (L)	90,040	4,295,808

Trimble Navigation, Ltd. (I)	89,760	3,972,778

Internet Software & Services 7.4%

eBay, Inc. (I)	192,930	8,546,799

Equinix, Inc. (I)(L)	41,210	7,342,798

LinkedIn Corp., Class A (I)(L)	72,770	7,469,841

Telecity Group PLC (I)	350,610	4,698,467

Tencent Holdings, Ltd.	103,900	3,083,967

VeriSign, Inc. (I)	78,400	3,482,528

Web.com Group, Inc. (I)	144,100	2,233,550

IT Services 0.5%

Interxion Holding NV (I)	130,500	2,512,125

Semiconductors & Semiconductor Equipment 3.8%

Cirrus Logic, Inc. (I)(L)	230,100	8,460,777

Cymer, Inc. (I)(L)	69,020	3,948,634

Skyworks Solutions, Inc. (I)	230,500	6,668,365

Software 6.0%

Aspen Technology, Inc. (I)(L)	244,170	5,708,695

Concur Technologies, Inc. (I)(L)	53,300	3,599,882

NetSuite, Inc. (I)(L)	117,170	6,484,188

Red Hat, Inc. (I)	123,700	6,637,742

14	Technical Opportunities Fund | Annual report	See notes to financial statements

		Shares	Value
Software (continued)

SolarWinds, Inc. (I)		56,000	$2,989,840

Splunk, Inc. (I)		37,600	1,105,440

Synopsys, Inc. (I)		120,000	3,634,800

Materials 3.8%			19,089,129

Chemicals 3.1%

Innophos Holdings, Inc. (L)		75,310	4,365,721

LyondellBasell Industries NV, Class A		79,500	3,540,135

NewMarket Corp. (L)		27,821	6,395,485

Stepan Company (L)		14,618	1,296,032

Metals & Mining 0.7%

Franco-Nevada Corp.		30,300	1,478,668

Royal Gold, Inc.		26,600	2,013,088

	Yield	Shares	Value
Securities Lending Collateral 24.6%			$123,233,894

(Cost $123,203,851)

John Hancock Collateral Investment Trust (W)	0.3448% (Y)	12,312,062	123,233,894

		Par value	Value
Short-Term Investments 4.5%			$22,400,000

(Cost $22,400,000)

Repurchase Agreement 4.5%			22,400,000

JPMorgan Tri-Party Repurchase Agreement dated 7-31-12 at 0.190%
to be repurchased at $22,400,118 on 8-1-12, collateralized by
$21,053,116 Federal National Mortgage Association, 3.000%–4.500%
due 1-1-26 — 7-1-42 (valued at $22,850,447, including interest)		$22,400,000	22,400,000

Total investments (Cost $587,514,781)† 126.8%			$634,991,137

Other assets and liabilities, net (26.8%)			($134,332,609)

Total net assets 100.0%			$500,658,528

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of 7-31-12.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 7-31-12.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $591,443,273. Net unrealized appreciation aggregated $43,547,864, of which $51,598,479 related to appreciated investment securities and $8,050,615 related to depreciated investment securities.

See notes to financial statements	Annual report | Technical Opportunities Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $464,310,930) including
$118,693,093 of securities loaned	$511,757,243
Investments in affiliated issuers, at value (Cost $123,203,851)	123,233,894

Total investments, at value (Cost $587,514,781)	634,991,137
Receivable for investments sold	29,256,325
Receivable for fund shares sold	260,595
Dividends and interest receivable	151,187
Receivable for securities lending income	133,437
Other receivables and prepaid expenses	22,019

Total assets	664,814,700

Liabilities

Due to custodian	4,362,642
Payable for investments purchased	36,067,677
Payable for fund shares repurchased	370,398
Payable upon return of securities loaned	123,257,957
Payable to affiliates
Accounting and legal services fees	6,208
Transfer agent fees	19,252
Trustees’ fees	862
Other liabilities and accrued expenses	71,176

Total liabilities	164,156,172

Net assets

Paid-in capital	$530,327,989
Accumulated net investment loss	(1,414,427)
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(75,730,956)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	47,475,922

Net assets	$500,658,528

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($51,196,101 ÷ 5,302,686 shares)	$9.65
Class I ($16,678,250 ÷ 1,707,004 shares)	$9.77
Class NAV ($432,784,177 ÷ 44,100,413 shares)	$9.81

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$10.16

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Technical Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,160,692
Securities lending	570,961
Interest	118,489
Less foreign taxes withheld	(30,529)

Total investment income	4,819,613

Expenses

Investment management fees	7,150,442
Distribution and service fees	227,096
Accounting and legal services fees	80,775
Transfer agent fees	193,994
Trustees’ fees	5,688
State registration fees	48,216
Printing and postage	14,497
Professional fees	58,816
Custodian fees	118,152
Registration and filing fees	38,673
Other	16,535

Total expenses	7,952,884
Less expense reductions	(29,205)

Net expenses	7,923,679

Net investment loss	(3,104,066)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(71,599,187)
Investments in affiliated issuers	(19,472)
Capital gain distributions received from affiliated underlying funds	1,602
Foreign currency transactions	(199,799)

(71,816,856)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(6,001,598)
Investments in affiliated issuers	15,600
Translation of assets and liabilities in foreign currencies	8,303

(5,977,695)

Net realized and unrealized loss	(77,794,551)

Decrease in net assets from operations	($80,898,617)

See notes to financial statements	Annual report | Technical Opportunities Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	7-31-12	7-31-11
Increase (decrease) in net assets

From operations
Net investment loss	($3,104,066)	($2,889,268)
Net realized gain (loss)	(71,816,856)	71,675,755
Change in net unrealized appreciation (depreciation)	(5,977,695)	19,889,467

Increase (decrease) in net assets resulting from operations	(80,898,617)	88,675,954

Distributions to shareholders
From net realized gain
Class A	(3,359,268)	—
Class I	(1,477,257)	—
Class NAV	(18,131,169)	—

Total distributions	(22,967,694)	—

From Fund share transactions	(118,120,569)	41,487,315

Total increase (decrease)	(221,986,880)	130,163,269

Net assets

Beginning of year	722,645,408	592,482,139

End of year	$500,658,528	$722,645,408

Accumulated net investment income (loss)	($1,414,427)	$14,494

18	Technical Opportunities Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$11.33	$9.86	$10.00
Net investment loss[2]	(0.10)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	(1.17)	1.56	(0.01)
Total from investment operations	(1.27)	1.47	(0.14)
Less distributions
From net realized gain	(0.41)	—	—
Net asset value, end of period	$9.65	$11.33	$9.86
Total return (%)[3,4]	(10.93)	14.91	(1.40)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$51	$125	$165
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	1.90	1.87[6]
Expenses including reductions and amounts recaptured	1.88	1.90	1.87[6]
Net investment loss	(1.04)	(0.79)	(1.23)[6]
Portfolio turnover (%)	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Annualized.

CLASS I SHARES Period ended	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$11.42	$9.89	$10.00
Net investment loss[2]	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.17)	1.57	(0.02)
Total from investment operations	(1.24)	1.53	(0.11)
Less distributions
From net realized gain	(0.41)	—	—
Net asset value, end of period	$9.77	$11.42	$9.89
Total return (%)[3]	(10.57)	15.47	(1.10)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$17	$63	$79
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.49	1.52[5]
Expenses including reductions and amounts recaptured	1.51	1.49	1.52[5]
Net investment loss	(0.69)	(0.37)	(0.89)[5]
Portfolio turnover (%)	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Technical Opportunities Fund	19

CLASS NAV SHARES Period ended	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$11.45	$9.90	$10.00
Net investment loss[2]	(0.04)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.19)	1.58	(0.03)
Total from investment operations	(1.23)	1.55	(0.10)
Less distributions
From net realized gain	(0.41)	—	—
Net asset value, end of period	$9.81	$11.45	$9.90
Total return (%)[3]	(10.45)	15.66	(1.00)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$433	$535	$349
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.37	1.39[5]
Expenses including reductions and amounts recaptured	1.32	1.37	1.39[5]
Net investment loss	(0.46)	(0.31)	(0.72)[5]
Portfolio turnover (%)	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

20	Technical Opportunities Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are open to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant

Annual report | Technical Opportunities Fund	21

observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$108,271,624	$102,020,261	$6,251,363	—
Consumer Staples	7,449,444	7,449,444	—	—
Energy	12,935,488	12,935,488	—	—
Financials	23,094,146	23,094,146	—	—
Health Care	173,240,549	173,240,549	—	—
Industrials	25,422,414	22,801,559	2,620,855	—
Information Technology	119,854,449	108,539,806	11,314,643	—
Materials	19,089,129	19,089,129	—	—
Securities Lending
Collateral	123,233,894	123,233,894	—	—
Short-Term Investments
Repurchase Agreement	22,400,000	—	22,400,000	—

Total Investments in
Securities	$634,991,137	$592,404,276	$42,586,861	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The Fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities.

22	Technical Opportunities Fund | Annual report

The Fund will invest its collateral in JHCIT, an affiliate of the Fund, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Annual report | Technical Opportunities Fund	23

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2012 the Fund has $71,802,464 of short term capital loss carryforward available to offset future net realized capital gains. Qualified late year ordinary losses of $1,415,046 are treated as occurring on August 1, 2012, the first day of the Fund’s next taxable year.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended July 31, 2012 was as follows:

JULY 31, 2012

Ordinary Income	$9,254,484
Long-Term Capital Gains	$13,713,210

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

24	Technical Opportunities Fund | Annual report

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 1.20% of the first $250,000,000 of the Fund’s average daily net assets and b) 1.15% of the Fund’s average daily net assets in excess of $250,000,000. Prior to April 1, 2012, the Fund paid a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 1.35% of the first $250,000,000 of the Fund’s average daily net assets; b) 1.30% of the next $250,000,000; c) 1.20% of the next $250,000,000; and d) 1.15% of the Fund’s average daily net assets in excess of $750,000,000. Prior to September 27, 2011, the Fund paid a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 1.35% of the first $250,000,000 of the Fund’s average daily net assets; b) 1.30% of the next $250,000,000; and c) 1.25% of the Fund’s average daily net assets in excess of $500,000,000. The Adviser has a subadvisory agreement with Wellington Management Company, LLP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds and with the approval of the Board of Trustees.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.95% and 1.59% for Class A and Class I shares, respectively.

The fee waivers and/or reimbursements will continue in effect until November 30, 2012 unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time. Prior to November 30, 2011, the fee waiver and/or reimbursement were such that the expenses would not exceed 1.95% and 1.49% for Class A and Class I shares, respectively.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, printing and postage, blue sky fees, taxes, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This

Annual report | Technical Opportunities Fund	25

voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund. The waivers are such that these expenses will not exceed 0.20% of average net assets.

Accordingly, these expense reductions amounted to $2,535, $11,290 and $15,380 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2012.

The investment management fees, including the impact of waivers and reimbursements described above, incurred for the year ended July 31, 2012 were equivalent to a net effective rate of 1.26% of the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $33,671 for the year ended July 31, 2012. Of this amount, $5,373 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $28,057 was paid as sales commissions to broker-dealers and $241 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

26	Technical Opportunities Fund | Annual report

Class level expenses. Class level expenses for the year ended July 31, 2012 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$227,096	$157,715	$24,301	$8,648
I	—	36,279	23,915	5,849
Total	$227,096	$193,994	$48,216	$14,497

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended July 31, 2012 and July 31, 2011 were as follows:

		Year ended 7-31-12		Year ended 7-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	574,825	$5,603,251	3,507,440	$38,725,185
Distributions reinvested	360,725	3,253,738	—	—
Repurchased	(6,664,412)	(64,322,341)	(9,187,216)	(101,786,213)

Net decrease	(5,728,862)	($55,465,352)	(5,679,776)	($63,061,028)

Class I shares

Sold	546,121	$5,379,169	2,858,405	$31,984,512
Distributions reinvested	111,925	1,020,757	—	—
Repurchased	(4,436,239)	(43,097,390)	(5,382,102)	(59,745,319)

Net decrease	(3,778,193)	($36,697,464)	(2,523,697)	($27,760,807)

Class NAV shares

Sold	7,413,399	$74,029,581	12,569,529	$143,742,559
Distributions reinvested	1,983,717	18,131,169	—	—
Repurchased	(12,036,455)	(118,118,503)	(1,015,276)	(11,433,409)

Net increase (decrease)	(2,639,339)	($25,957,753)	11,554,253	$132,309,150

Net increase (decrease)	(12,146,394)	($118,120,569)	3,350,780	$41,487,315

Affiliates of the Fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2012.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $2,299,157,343 and $2,404,005,010, respectively, for the year ended July 31, 2012.

Note 7 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2012, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

FUND	AFFILIATE CONCENTRATION

John Hancock Lifestyle Aggressive Portfolio	16.5%
John Hancock Lifestyle Balanced Portfolio	24.0%
John Hancock Lifestyle Growth Portfolio	43.6%

Annual report | Technical Opportunities Fund	27

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Technical Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Technical Opportunities Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

28	Technical Opportunities Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid $13,713,210 in capital gain dividends.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

Annual report | Technical Opportunities Fund	29

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this report.

At in-person meetings held on May 24–25, 2012, the Board, including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the Funds (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the Subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s length.

30	Technical Opportunities Fund | Annual report

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain Subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 24–25, 2012, the Board, including all of the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’s compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees also took into account their knowledge of JHIMS’ management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

Annual report | Technical Opportunities Fund	31

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the Subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their Subadvisers;

(3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was

32	Technical Opportunities Fund | Annual report

increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees.

The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses;

(4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) noted that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS and are negotiated at arm’s length with respect to the unaffiliated Subadvisers; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Annual report | Technical Opportunities Fund	33

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive; and

(5) reviewed comparative information prepared by an independent third party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund, including any breakpoints, and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory

34	Technical Opportunities Fund | Annual report

history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

The Board also received information regarding any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated Subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Fund’s performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are (i) competitive and within the range of industry norms and (ii) are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee) and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Annual report | Technical Opportunities Fund	35

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and each of the Subadvisory Agreements for an additional one-year period.

Appendix A

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2012	Fees and Expenses	Other Comments

Technical	Benchmark Index — The	Subadvisory fees	The Board took into
Opportunities	Fund underperformed for	for this Fund are	account management’s
Fund	the one-year period.	higher than the peer	discussion of the
		group median.	Fund’s performance
(Wellington	Lipper Category — The		in context with the
Management	Fund underperformed for	Net management	Fund’s strategy and the
Company, LLP)	the one-year period.	fees for this Fund are	market environment.
higher than the peer
		group median.	The Board noted that
the Fund’s performance
		Total expenses for this	is being closely
		Fund are higher than	monitored and that
		the peer group median.	there was a reduction
in fees in 2011.

The Board took into
account management’s
discussion of the
Fund’s expenses,
including the
advisory/subadvisory
fee structure.

36	Technical Opportunities Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Technical Opportunities Fund	37

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

38	Technical Opportunities Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Technical Opportunities Fund	39

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	Wellington Management Company, LLP
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
John Hancock Funds, LLC
Officers
Hugh McHaffie	Custodian
President	State Street Bank and Trust Company

Thomas M. Kinzler	Transfer agent
Secretary and Chief Legal Officer	John Hancock Signature Services, Inc.

Francis V. Knox, Jr.	Legal counsel
Chief Compliance Officer	K&L Gates LLP

Michael J. Leary	Independent registered
Treasurer	public accounting firm
PricewaterhouseCoopers LLP
Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

40	Technical Opportunities Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Technical Opportunities Fund.	347A 7/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/12

John Hancock

Global High Yield Fund

Annual Report

7.31.12

John Hancock Global High Yield Fund

Management’s Discussion of Fund Performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio Summary	Page 7
Fund's Investments	Page 8
Financial Statements	Page 24
Financial Highlights	Page 27
Notes to Financial Statements	Page 30
Trustees and Officers	Page 48
More information	Page 51

John Hancock Global High Yield Fund

Management’s Discussion of Fund Performance
By Stone Harbor Investment Partners LP

Despite the volatility in the world economy over the 12 months ended July 31, 2012, fixed-income markets, including emerging markets and high yield, produced positive absolute returns for the period. With a backdrop of a weakening global economy, Europe’s threat of a deepening recession and its ongoing sovereign debt crisis, interest rates declined, driven by expanding central bank policy accommodation and a flight into high-quality government bonds. Credit quality improvements continued as corporations have remained profitable. Emerging-markets economies, which have remained on a path of fiscal discipline, were also rewarded by the markets.

For the 12 months ended July 31, 2012, John Hancock Global High Yield Fund’s Class A shares returned 6.72%, excluding sales charges, versus the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index, which returned 5.75% over the same period, and the blended benchmark, 50% Bank of America Merrill Lynch US High Yield Master II Constrained Index/50% JPMorgan EMBI Global Diversified Index, which returned 9.51%. An underweight in BB-rated issues in the Fund’s high-yield holdings negatively impacted relative returns, as U.S. Treasuries rallied. Issue selection in transportation, retail stores and paper and forest products also pared gains versus the Bank of America Merrill Lynch US High Yield Master II Constrained Index.

As to emerging-markets debt, the country decision that detracted most from performance relative to the JPMorgan EMBI Global Diversified Index was an overweight in Argentina, particularly after March 2012 when the government announced stricter capital controls, and in May following the government’s renationalization of YPF, Argentina’s largest producer of oil and gas. Allocations to corporate debt in several countries including Brazil, Dominican Republic, Indonesia, Kazakhstan and Mexico also drove underperformance. An overweight in Venezuela and an underweight in Hungary enhanced returns. Issue selection decisions that enhanced performance included good relative value trading of various debt instruments from Argentina and exposure to local markets in Brazil.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results. The major factors in this Fund's performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund's average maturity will make it more sensitive to interest-rate risk. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. There is the possibility that the issuer of a security will not repay all or a portion of principle or interest payments. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions. The Fund may not be appropriate for all investors. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	Inception[1]	1-year	5-year	10-year	Inception[1]

Class A	1.94	—	—	8.04	1.94	—	—	23.70

Class I2	7.05	—	—	10.18	7.05	—	—	30.57

Class NAV[2]	7.15	—	—	10.28	7.15	—	—	30.89

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.50%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-12 for Class A shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net (%)	1.30	1.02	0.93
Gross (%)	1.39	1.02	0.93

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

Global High Yield Fund | Annual report

4

		Without	With maximum
	Start date	sales charge	sales charge	Index 1	Index 2

Class I2	11-2-09	$13,057	$13,057	$13,109	$13,627

Class NAV[2]	11-2-09	13,089	13,089	13,109	13,627

Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment grade global debt markets denominated in the major developed market currencies.

50% Bank of America Merrill Lynch US High Yield Master II Constrained Index/50% JPMorgan EMBI Global Diversified Index is comprised of 50% Bank of America Merrill Lynch US High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 11-2-09.

2 For certain types of investors, as described in the Fund’s prospectuses.

3 Index as closest month end to inception date.

Annual report | Global High Yield Fund

5

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating e xpenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,061.00	$6.66

Class I	1,000.00	1,062.70	5.08

Class NAV	1,000.00	1,063.20	4.57

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,018.40	$6.52

Class I	1,000.00	1,019.90	4.97

Class NAV	1,000.00	1,020.40	4.47

Remember, these examples do not include any transaction costs; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.30%, 0.99% and 0.89% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the year period).

6

Global High Yield Fund
As of 7-31-12

Portfolio Summary

Value as a
percentage of
Portfolio Composition	Fund's net assets
Corporate Bonds	65.2%
Foreign Government Obligations[1]	27.0%
Term Loans	1.5%
Structured Notes	1.0%
Convertible Bonds	0.5%
Capital Preferred Securities	0.1%
Short-Term Investments & Other	4.7%

Value as a
percentage of
Quality Distribution[2]	Fund's net assets
AA	1.4%
A	6.2%
BBB	20.7%
BB	15.2%
B	38.7%
CCC & Below	10.1%
Not Rated	3.0%
Short-Term Investments & Other	4.7%

1 Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed counties may also present these risks.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. Not Rated securities are those with no ratings available from these agencies. All are as of 7-31-12 and do not reflect subsequent downgrades or upgrades, if any.

7

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Corporate Bonds 65.2%				$305,557,439

(Cost $299,598,637)

American Samoa 0.1%				340,850

QGOG Atlantic/Alaskan Rigs, Ltd. (S)	5.250	07/30/18	327,741	340,850

Argentina 0.1%				466,268

Capex SA (S)	10.000	03/10/18	195,000	117,000
Empresa Distribuidora y Comercializadora Norte (S)	9.750	10/25/22	264,000	99,000
IRSA Inversiones y Representaciones SA (S)	11.500	07/20/20	284,000	250,268

Australia 0.3%				1,241,950

FMG Resources August 2006 Pty, Ltd. (S)	8.250	11/01/19	1,180,000	1,241,950

Bermuda 0.2%				1,171,923

Qtel International Finance, Ltd. (S)	4.750	02/16/21	205,000	225,500
Qtel International Finance, Ltd.	4.750	02/16/21	250,000	275,000
Qtel International Finance, Ltd.	5.000	10/19/25	200,000	220,500
Qtel International Finance, Ltd. (S)	5.000	10/19/25	409,000	450,923

Brazil 0.6%				2,627,904

Banco Cruzeiro do Sul SA	8.875	09/22/20	201,000	66,330
Banco Cruzeiro do Sul SA (S)	8.875	09/22/20	369,000	121,770
BM&FBovespa SA (S)	5.500	07/16/20	275,000	298,788
BM&FBovespa SA	5.500	07/16/20	100,000	108,650
BR Malls International Finance, Ltd. (Q)(S)	8.500	01/21/16	137,000	144,535
BR Properties SA (Q)(S)	9.000	10/07/15	153,000	161,415
Globo Comunicacao e Participacoes SA (Q)	6.250	07/20/15	100,000	107,200
Hypermarcas SA (S)	6.500	04/20/21	284,000	279,740
Itau Unibanco Holding SA (S)	5.650	03/19/22	204,000	208,080
NET Servicos de Comunicacao SA	7.500	01/27/20	100,000	115,625
OGX Austria GmbH (S)	8.500	06/01/18	437,000	385,106
Telemar Norte Leste SA (S)	5.500	10/23/20	106,000	108,915
Votorantim Cimentos SA (S)	7.250	04/05/41	500,000	521,750

Canada 2.0%				9,160,950

Ainsworth Lumber Company, Ltd., PIK (S)	11.000	07/29/15	1,050,736	935,155
Cascades, Inc.	7.750	12/15/17	650,000	672,750
Cascades, Inc.	7.875	01/15/20	475,000	489,250
Catalyst Paper Corp. (H)(S)	11.000	12/15/16	720,000	352,800
Kodiak Oil & Gas Corp. (S)	8.125	12/01/19	760,000	809,400
MEG Energy Corp. (S)	6.500	03/15/21	750,000	778,125
Mercer International, Inc.	9.500	12/01/17	920,000	961,400
NOVA Chemicals Corp.	8.375	11/01/16	1,000,000	1,115,000
Taseko Mines, Ltd.	7.750	04/15/19	1,200,000	1,152,000
Trinidad Drilling, Ltd. (S)	7.875	01/15/19	904,000	965,020
Videotron Ltee	5.000	07/15/22	890,000	930,050

Cayman Islands 1.7%				7,836,569

Braskem Finance, Ltd. (Q)(S)	7.375	10/04/15	200,000	206,600
DP World Sukuk, Ltd.	6.250	07/02/17	290,000	315,752
Dubai Holding Commercial Operations MTN, Ltd. (EUR) (D)	4.750	01/30/14	150,000	174,871
Dubai Holding Commercial Operations MTN, Ltd. (GBP) (D)	6.000	02/01/17	350,000	484,270
General Shopping Finance, Ltd. (Q)(S)	10.000	11/09/15	398,000	397,881
Grupo Aval, Ltd. (S)	5.250	02/01/17	200,000	212,000
Gruposura Finance (S)	5.700	05/18/21	401,000	425,060

See notes to financial statements

8

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Cayman Islands (continued)

Hutchison Whampoa International 11, Ltd. (S)	4.625	01/13/22	200,000	$213,872
IPIC GMTN, Ltd. (S)	3.750	03/01/17	350,000	365,400
MAF SUKUK, Ltd.	5.850	02/07/17	300,000	320,250
Odebrecht Drilling Norbe VIII/IX, Ltd. (S)	6.350	06/30/21	138,710	150,500
Odebrecht Drilling Norbe VIII/IX, Ltd.	6.350	06/30/21	194,000	210,490
Odebrecht Finance, Ltd. (S)	5.125	06/26/22	200,000	204,500
Odebrecht Finance, Ltd.	7.000	04/21/20	101,000	112,110
Offshore Group Investments, Ltd.	11.500	08/01/15	1,243,000	1,367,300
Offshore Group Investments, Ltd. (S)	11.500	08/01/15	590,000	649,000
Pemex Finance, Ltd.	9.150	11/15/18	520,000	651,033
Petrobras International Finance Company	2.875	02/06/15	90,000	92,028
Petrobras International Finance Company	5.375	01/27/21	64,000	71,665
Saudi Electricity Global Sukuk Company	2.665	04/03/17	300,000	306,600
Schahin II Finance Company, SPV, Ltd. (S)	5.875	09/25/22	310,000	321,238
Swire Pacific MTN Financing, Ltd.	4.500	02/28/22	200,000	211,399
UPCB Finance V, Ltd. (S)	7.250	11/15/21	350,000	372,750

Chile 0.7%				3,080,157

Banco del Estado de Chile (S)	3.875	02/08/22	164,000	172,660
Cencosud SA (S)	5.500	01/20/21	350,000	369,961
Corp. Nacional del Cobre de Chile (S)	3.000	07/17/22	428,000	427,046
Corp. Nacional del Cobre de Chile (S)	4.250	07/17/42	637,000	648,514
Corp. Nacional del Cobre de Chile (S)	6.150	10/24/36	255,000	332,251
Corp. Nacional del Cobre de Chile	6.150	10/24/36	869,000	1,129,725

China 0.2%				1,144,822

China Liansu Group Holdings, Ltd. (S)	7.875	05/13/16	335,000	324,113
Evergrande Real Estate Group, Ltd.	13.000	01/27/15	102,000	100,266
Kaisa Group Holdings, Ltd.	13.500	04/28/15	200,000	194,500
MIE Holdings Corp. (S)	9.750	05/12/16	318,000	315,615
Tencent Holdings, Ltd. (S)	4.625	12/12/16	200,000	210,328

Colombia 0.0%				209,000

Transportadora de Gas Internacional SA ESP (S)	5.700	03/20/22	200,000	209,000

Cyprus 0.0%				176,500

Mriya Agro Holding PLC (S)	10.950	03/30/16	200,000	176,500

Dominican Republic 0.0%				119,572

Cap Cana SA (H)	10.000	04/30/16	364,220	72,844
Cap Cana SA, PIK (H)	10.000	04/30/16	311,518	46,728

Germany 0.3%				1,562,019

Unitymedia GmbH (EUR) (D)	9.500	03/15/21	725,000	992,394
Unitymedia Hessen GmbH & Company KG (S)	8.125	12/01/17	525,000	569,625

Hong Kong 0.2%				731,104

Central China Real Estate, Ltd. (S)	12.250	10/20/15	104,000	109,980
PCCW-HKT Capital No 4, Ltd.	4.250	02/24/16	400,000	417,940
Yancoal International Resources Development Company Ltd.
(S)	5.730	05/16/22	200,000	203,184

India 0.0%				144,525

ICICI Bank, Ltd. (S)	5.750	11/16/20	143,000	144,525

See notes to financial statements

9

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Indonesia 0.1%				$309,120

Adaro Indonesia PT	7.625	10/22/19	100,000	106,880
Berau Coal Energy Tbk PT (S)	7.250	03/13/17	200,000	202,240

Ireland 1.1%				5,049,753

Alfa Bank OJSC (S)	7.875	09/25/17	317,000	337,605
Ardagh Packaging Finance PLC (S)	9.125	10/15/20	1,200,000	1,260,000
Ardagh Packaging Finance PLC (EUR) (D)	9.250	10/15/20	200,000	247,926
Metalloinvest Finance, Ltd. (S)	6.500	07/21/16	174,000	172,591
Nara Cable Funding, Ltd. (S)	8.875	12/01/18	2,175,000	1,914,000
Novatek Finance, Ltd.	5.326	02/03/16	235,000	248,799
Novatek Finance, Ltd. (S)	6.604	02/03/21	358,000	413,132
Ono Finance II PLC (S)	10.875	07/15/19	335,000	257,950
SCF Capital, Ltd. (S)	5.375	10/27/17	200,000	197,750

Jamaica 0.1%				571,103

Digicel Group, Ltd. (S)	9.125	01/15/15	171,000	173,993
Digicel Group, Ltd.	10.500	04/15/18	372,000	397,110

Kazakhstan 1.3%				5,962,736

BTA Bank JSC (10.750% to 01/01/2013, then 12.500%) (H)	10.750	07/01/18	506,337	91,141
BTA Bank JSC (10.750% to 01/01/2013, then 12.500%)
(H)(S)	10.750	07/01/18	534,480	96,206
BTA Bank JSC (Recovery Units) (H)(S)	—	06/30/20	860,400	66,681
KazMunayGas National Company (S)	6.375	04/09/21	433,000	502,081
KazMunayGas National Company (S)	7.000	05/05/20	325,000	381,875
KazMunayGas National Company	7.000	05/05/20	1,164,000	1,367,700
KazMunayGas National Company	8.375	07/02/13	1,679,000	1,771,093
KazMunayGas National Company (S)	9.125	07/02/18	231,000	297,413
KazMunayGas National Company	11.750	01/23/15	892,000	1,080,506
Zhaikmunai LLP	10.500	10/19/15	150,000	153,000
Zhaikmunai LLP (S)	10.500	10/19/15	152,000	155,040

Luxembourg 2.3%				10,594,831

ALROSA Finance SA	7.750	11/03/20	200,000	216,032
APERAM (S)	7.375	04/01/16	350,000	306,250
APERAM (S)	7.750	04/01/18	550,000	453,750
ARD Finance SA, PIK (S)	11.125	06/01/18	787,445	716,575
Cemex Espana Luxembourg	9.250	05/12/20	280,000	246,400
CHC Helicopter SA	9.250	10/15/20	930,000	948,600
ConvaTec Healthcare E SA (S)	10.500	12/15/18	775,000	801,156
Evraz Group SA (S)	6.750	04/27/18	279,000	268,538
Gazprom OAO Via Gaz Capital SA (S)	4.950	07/19/22	285,000	296,115
Gazprom OAO Via Gaz Capital SA	9.250	04/23/19	100,000	129,466
Ineos Group Holdings, SA (S)	8.500	02/15/16	1,515,000	1,371,075
Intelsat Jackson Holdings SA	7.250	04/01/19	1,195,000	1,277,156
Matterhorn Mobile Holdings SA (EUR) (D)	8.250	02/15/20	550,000	712,248
Minerva Luxembourg SA (S)	12.250	02/10/22	390,000	414,375
Sberbank of Russia (S)	6.125	02/07/22	200,000	217,400
VIP Finance Ireland, Ltd. (S)	7.748	02/02/21	274,000	272,630
VTB Capital SA	6.250	06/30/35	172,000	181,996
VTB Capital SA	6.875	05/29/18	500,000	535,000
Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07/15/17	1,952,490	1,230,069

Malaysia 1.0%				4,746,784

Petronas Capital, Ltd.	7.875	05/22/22	3,209,000	4,515,525

See notes to financial statements

10

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Malaysia (Continued)

Petronas Global Sukuk, Ltd. (S)	4.250	08/12/14	220,000	$231,259

Marshall Islands 0.0%				113,780

Nakilat, Inc.	6.067	12/31/33	100,000	113,780

Mexico 0.4%				2,023,839

America Movil SAB de CV	2.375	09/08/16	400,000	412,710
America Movil SAB de CV	3.125	07/16/22	200,000	206,032
Axtel SAB de CV (S)	7.625	02/01/17	98,000	55,860
Axtel SAB de CV	9.000	09/22/19	287,000	163,590
Bank of New York Mellon SA (S)	9.625	05/02/21	640,250	576,225
Cemex SAB de CV (S)	5.461	09/30/15	296,000	274,540
Grupo Bimbo SAB de CV (S)	4.500	01/25/22	100,000	109,051
Grupo Bimbo SAB de CV (S)	4.875	06/30/20	200,000	225,831

Mongolia 0.0%				203,515

Mongolian Mining Corp. (S)	8.875	03/29/17	202,000	203,515

Netherlands 1.3%				5,908,105

Indosat Palapa Company BV (S)	7.375	07/29/20	136,000	151,980
Intergas Finance BV	6.375	05/14/17	158,000	176,574
Listrindo Capital BV (S)	6.950	02/21/19	201,000	208,087
LyondellBasell Industries NV	6.000	11/15/21	1,395,000	1,618,200
Metinvest BV (S)	8.750	02/14/18	210,000	194,775
Myriad International Holding BV	6.375	07/28/17	390,000	433,875
Myriad International Holding BV (S)	6.375	07/28/17	128,000	142,400
NXP BV (S)	9.750	08/01/18	1,100,000	1,259,500
UPC Holding BV (EUR) (D)	8.375	08/15/20	750,000	985,089
Ziggo Bond Company BV (EUR) (D)	8.000	05/15/18	550,000	737,625

Panama 0.1%				328,100

Banco de Credito del Peru (S)	4.750	03/16/16	100,000	105,500
Banco de Credito del Peru (S)	5.375	09/16/20	200,000	212,000
Banco de Credito del Peru	5.375	09/16/20	10,000	10,600

Peru 0.1%				250,232

Corp. Azucarera del Peru SA (S)	6.375	08/02/22	112,000	114,467
Volcan Cia Minera SAA (S)	5.375	02/02/22	126,000	135,765

Qatar 0.1%				234,619

Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	09/30/20	209,950	234,619

Singapore 0.1%				587,599

Bakrie Telecom Pte, Ltd.	11.500	05/07/15	300,000	183,000
PSA International Pte, Ltd.	3.875	02/11/21	100,000	107,838
Singtel Group Treasury Pte, Ltd.	4.500	09/08/21	200,000	225,346
STATS ChipPAC, Ltd. (S)	5.375	03/31/16	69,000	71,415

South Korea 0.3%				1,553,498

Industrial Bank of Korea (S)	2.375	07/17/17	300,000	298,385
Korea East-West Power Company, Ltd. (S)	2.500	07/16/17	202,000	202,083
Korea Exchange Bank (S)	3.125	06/26/17	200,000	204,154
Korea Hydro & Nuclear Power Company, Ltd.	4.750	07/13/21	200,000	223,284
Korea Western Power Company Ltd. (S)	3.125	05/10/17	404,000	414,566
KT Corp.	3.875	01/20/17	200,000	211,026

See notes to financial statements

11

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Spain 0.1%				$700,405

Campofrio Food Group SA (EUR) (D)	8.250	10/31/16	575,000	700,405

Turkey 0.0%				163,200

Yuksel Insaat AS	9.500	11/10/15	204,000	163,200

United Arab Emirates 0.2%				895,734

Dolphin Energy, Ltd. (S)	5.500	12/15/21	200,000	224,000
Dolphin Energy, Ltd.	5.888	06/15/19	240,120	268,934
DP World, Ltd.	6.850	07/02/37	380,000	402,800

United Kingdom 0.9%				4,444,456

Afren PLC (S)	10.250	04/08/19	200,000	212,500
Boparan Finance PLC (EUR) (D)	9.750	04/30/18	600,000	767,769
Ferrexpo Finance PLC (S)	7.875	04/07/16	200,000	186,500
Ineos Finance PLC (S)	8.375	02/15/19	1,190,000	1,231,650
Ukreximbank Via Biz Finance PLC	8.375	04/27/15	881,000	816,026
Vedanta Resources PLC (S)	8.250	06/07/21	314,000	296,730
Virgin Media Finance PLC	8.375	10/15/19	825,000	933,281

United States 46.7%				219,119,719

Aircastle, Ltd.	6.750	04/15/17	1,725,000	1,811,214
Allbritton Communications Company	8.000	05/15/18	1,392,000	1,479,000
Allison Transmission, Inc. (S)	7.125	05/15/19	500,000	525,625
Ally Financial, Inc.	6.250	12/01/17	300,000	324,464
Ally Financial, Inc.	7.500	09/15/20	275,000	320,719
Ally Financial, Inc.	8.000	11/01/31	500,000	589,170
AMC Entertainment, Inc.	8.750	06/01/19	875,000	949,375
AMC Networks, Inc.	7.750	07/15/21	800,000	906,000
American Casino & Entertainment Properties LLC	11.000	06/15/14	459,000	479,081
American Renal Holdings Company, Inc.	8.375	05/15/18	1,025,000	1,086,500
American Residential Services LLC (S)	12.000	04/15/15	400,000	402,000
American Standard Americas (S)	10.750	01/15/16	280,000	249,550
Arch Coal, Inc.	7.250	06/15/21	1,360,000	1,183,200
Armored AutoGroup, Inc. (S)	9.500	11/01/18	425,000	378,781
Atkore International, Inc.	9.875	01/01/18	325,000	312,000
Atlas Pipeline Partners LP	8.750	06/15/18	1,250,000	1,340,625
Baker & Taylor, Inc. (S)	11.500	07/01/13	600,000	355,500
Basic Energy Services, Inc.	7.125	04/15/16	650,000	638,625
Basic Energy Services, Inc.	7.750	02/15/19	650,000	628,875
BE Aerospace, Inc.	5.250	04/01/22	1,000,000	1,050,000
Biomet, Inc. (S)	6.500	08/01/20	1,275,000	1,313,250
Biomet, Inc.	11.625	10/15/17	1,025,000	1,103,156
Boise Paper Holdings LLC	8.000	04/01/20	675,000	761,063
Boyd Gaming Corp.	9.125	12/01/18	1,840,000	1,895,200
Brickman Group Holdings, Inc. (S)	9.125	11/01/18	1,330,000	1,318,363
Cablevision Systems Corp.	7.750	04/15/18	235,000	255,563
Cablevision Systems Corp.	8.000	04/15/20	1,350,000	1,495,125
Cablevision Systems Corp.	8.625	09/15/17	615,000	702,638
Caesars Entertainment Operating Company, Inc.	12.750	04/15/18	255,000	187,425
Calpine Corp. (S)	7.500	02/15/21	725,000	806,563
Calpine Corp. (S)	7.875	07/31/20	280,000	315,700
Calpine Corp. (S)	7.875	01/15/23	570,000	648,375
Calumet Specialty Products Partners LP (S)	9.625	08/01/20	590,000	622,450
CCO Holdings LLC	6.625	01/31/22	1,430,000	1,555,125
CenturyLink, Inc.	5.800	03/15/22	1,495,000	1,588,149

See notes to financial statements

12

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

United States (continued)

CenturyLink, Inc.	7.650	03/15/42	985,000	$1,013,798
Cequel Communications Holdings I LLC (S)	8.625	11/15/17	925,000	$996,688
Choice Hotels International, Inc.	5.750	07/01/22	730,000	777,450
Chrysler Group LLC	8.000	06/15/19	375,000	390,000
Chrysler Group LLC	8.250	06/15/21	400,000	416,500
Cincinnati Bell, Inc.	8.250	10/15/17	1,380,000	1,459,350
Cincinnati Bell, Inc.	8.750	03/15/18	970,000	948,175
Cinemark USA, Inc.	7.375	06/15/21	675,000	749,250
Cinemark USA, Inc.	8.625	06/15/19	700,000	780,500
CIT Group, Inc.	5.000	08/15/22	830,000	830,000
CIT Group, Inc.	5.250	03/15/18	1,290,000	1,365,788
Claire's Stores, Inc.	8.875	03/15/19	250,000	210,625
Claire's Stores, Inc.	9.250	06/01/15	200,000	167,750
Claire's Stores, Inc., PIK	9.625	06/01/15	797,070	668,542
Clean Harbors, Inc. (S)	5.250	08/01/20	865,000	892,031
Cloud Peak Energy Resources LLC	8.500	12/15/19	715,000	756,113
CNO Financial Group, Inc. (S)	9.000	01/15/18	450,000	483,750
CommScope, Inc. (S)	8.250	01/15/19	1,325,000	1,386,281
Community Health Systems, Inc.	8.000	11/15/19	1,205,000	1,304,413
Concho Resources, Inc.	7.000	01/15/21	1,025,000	1,124,938
CONSOL Energy, Inc.	8.250	04/01/20	1,600,000	1,704,000
Copano Energy LLC	7.125	04/01/21	1,100,000	1,141,250
Cott Beverages, Inc.	8.125	09/01/18	750,000	823,125
Cott Beverages, Inc.	8.375	11/15/17	725,000	790,250
CPI International, Inc.	8.000	02/15/18	850,000	799,000
Dean Foods Company	6.900	10/15/17	700,000	714,000
Dean Foods Company	7.000	06/01/16	675,000	695,250
Dean Foods Company	9.750	12/15/18	1,015,000	1,111,425
Del Monte Corp.	7.625	02/15/19	2,620,000	2,600,350
DISH DBS Corp. (S)	5.875	07/15/22	2,070,000	2,132,100
DISH DBS Corp.	7.875	09/01/19	1,975,000	2,295,938
DPL, Inc. (S)	7.250	10/15/21	1,075,000	1,222,813
Eagle Rock Energy Partners LP	8.375	06/01/19	1,380,000	1,357,575
Edison Mission Energy	7.000	05/15/17	875,000	476,875
Edison Mission Energy	7.750	06/15/16	850,000	467,500
Elizabeth Arden, Inc.	7.375	03/15/21	1,125,000	1,237,500
Emergency Medical Services Corp.	8.125	06/01/19	1,125,000	1,196,719
Entravision Communications Corp.	8.750	08/01/17	1,718,000	1,829,670
Everest Acquisition LLC (S)	6.875	05/01/19	960,000	1,024,800
Everest Acquisition LLC (S)	9.375	05/01/20	995,000	1,070,869
Express LLC	8.750	03/01/18	615,000	663,431
First Data Corp. (S)	7.375	06/15/19	500,000	521,875
First Data Corp.	12.625	01/15/21	1,250,000	1,262,500
Forest Oil Corp.	7.250	06/15/19	1,650,000	1,592,250
Fox Acquisition Sub LLC (S)	13.375	07/15/16	845,000	905,206
Fresenius Medical Care US Finance II, Inc. (S)	5.875	01/31/22	1,160,000	1,239,750
Frontier Communications Corp.	9.000	08/15/31	4,599,000	4,530,015
GenOn Energy, Inc.	9.500	10/15/18	1,335,000	1,471,838
GenOn Energy, Inc.	9.875	10/15/20	205,000	224,475
Genworth Financial, Inc.	7.625	09/24/21	1,405,000	1,377,011
Graphic Packaging International, Inc.	9.500	06/15/17	1,225,000	1,352,094
GRD Holdings III Corp. (S)	10.750	06/01/19	540,000	533,925
Griffon Corp.	7.125	04/01/18	1,625,000	1,698,125
GXS Worldwide, Inc.	9.750	06/15/15	985,000	1,007,163
HCA Holdings, Inc.	7.750	05/15/21	555,000	604,256

See notes to financial statements

13

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

United States (continued)

HCA, Inc.	5.875	03/15/22	1,070,000	$1,151,588
HCA, Inc.	7.500	02/15/22	1,975,000	2,216,938
Health Management Associates, Inc. (S)	7.375	01/15/20	1,170,000	1,262,138
HealthSouth Corp.	8.125	02/15/20	825,000	912,656
Hercules Offshore, Inc. (S)	7.125	04/01/17	480,000	481,200
Hercules Offshore, Inc. (S)	10.500	10/15/17	1,305,000	1,311,525
Hexion US Finance Corp.	6.625	04/15/20	1,225,000	1,252,563
Hologic, Inc. (S)	6.250	08/01/20	860,000	909,450
Hornbeck Offshore Services, Inc. (S)	5.875	04/01/20	680,000	680,000
IASIS Healthcare LLC	8.375	05/15/19	1,460,000	1,430,800
iGATE Corp.	9.000	05/01/16	1,045,000	1,107,700
Interactive Data Corp.	10.250	08/01/18	900,000	1,019,250
International Lease Finance Corp.	8.250	12/15/20	1,550,000	1,817,375
Iron Mountain, Inc.	8.750	07/15/18	1,175,000	1,213,188
Isle of Capri Casinos, Inc. (S)	8.875	06/15/20	820,000	821,025
Isle of Capri Casinos, Inc.	7.750	03/15/19	1,140,000	1,187,025
ITC Deltacom, Inc.	10.500	04/01/16	800,000	862,000
JC Penney Corp., Inc.	7.400	04/01/37	1,000,000	788,750
Kinetic Concepts, Inc. (S)	10.500	11/01/18	975,000	1,031,063
Kinetic Concepts, Inc. (S)	12.500	11/01/19	575,000	529,000
Koppers, Inc.	7.875	12/01/19	650,000	708,500
Landry's, Inc. (S)	9.375	05/01/20	1,460,000	1,523,875
Laredo Petroleum, Inc.	7.375	05/01/22	620,000	654,100
Lawson Software, Inc. (S)	9.375	04/01/19	440,000	470,800
Lawson Software, Inc. (S)	11.500	07/15/18	1,355,000	1,534,538
Level 3 Financing, Inc.	10.000	02/01/18	1,575,000	1,720,688
Levi Strauss & Company	6.875	05/01/22	500,000	514,375
Levi Strauss & Company	7.625	05/15/20	900,000	959,625
Limited Brands, Inc.	5.625	02/15/22	300,000	314,250
Linn Energy LLC	7.750	02/01/21	2,400,000	2,532,000
Local TV Finance LLC, PIK (S)	9.250	06/15/15	810,000	826,200
Louisiana-Pacific Corp. (S)	7.500	06/01/20	1,450,000	1,562,375
MacDermid, Inc. (S)	9.500	04/15/17	1,075,000	1,120,688
MarkWest Energy Partners LP	6.250	06/15/22	640,000	670,400
Mead Products LLC / ACCO Brands Corp. (S)	6.750	04/30/20	972,000	1,044,900
Mediacom LLC	7.250	02/15/22	1,225,000	1,274,000
MEMC Electronic Materials, Inc.	7.750	04/01/19	785,000	610,338
MGM Resorts International	6.875	04/01/16	920,000	926,900
MGM Resorts International	7.500	06/01/16	1,285,000	1,328,369
MGM Resorts International (S)	8.625	02/01/19	650,000	688,188
Michael Foods, Inc.	9.750	07/15/18	950,000	1,049,750
Michaels Stores, Inc.	11.375	11/01/16	1,225,000	1,296,981
Momentive Performance Materials, Inc.	9.000	01/15/21	1,525,000	1,113,250
Momentive Performance Materials, Inc.	11.500	12/01/16	350,000	240,625
NBTY, Inc.	9.000	10/01/18	1,425,000	1,581,750
New Albertsons, Inc.	8.000	05/01/31	2,050,000	1,171,063
New Albertsons, Inc.	8.700	05/01/30	525,000	301,219
NewPage Corp. (H)	11.375	12/31/14	610,000	411,750
Niska Gas Storage US LLC	8.875	03/15/18	725,000	731,344
Norcraft Companies LP	10.500	12/15/15	1,325,000	1,351,500
Novelis, Inc.	8.375	12/15/17	1,025,000	1,122,375
NRG Energy, Inc.	7.625	05/15/19	325,000	339,625
NRG Energy, Inc.	7.875	05/15/21	1,325,000	1,407,813
NRG Energy, Inc.	8.250	09/01/20	775,000	835,063
NRG Energy, Inc.	8.500	06/15/19	1,450,000	1,551,500

See notes to financial statements

14

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

United States (continued)

Oasis Petroleum, Inc.	6.500	11/01/21	350,000	$352,625
Oasis Petroleum, Inc.	7.250	02/01/19	1,220,000	1,268,800
Owens-Illinois, Inc.	7.800	05/15/18	1,000,000	1,135,000
Park-Ohio Industries, Inc.	8.125	04/01/21	300,000	306,750
Parker Drilling Company	9.125	04/01/18	808,000	866,580
Parker Drilling Company (S)	9.125	04/01/18	410,000	439,725
PC Merger Sub, Inc. (S)	8.875	08/01/20	620,000	641,700
Peabody Energy Corp. (S)	6.250	11/15/21	1,670,000	1,649,125
Pemex Project Funding Master Trust	6.625	06/15/35	777,000	996,464
Pinnacle Entertainment, Inc.	8.625	08/01/17	1,300,000	1,417,000
Pinnacle Entertainment, Inc.	8.750	05/15/20	1,025,000	1,114,688
Pinnacle Foods Finance LLC	8.250	09/01/17	650,000	694,688
Pinnacle Foods Finance LLC	9.250	04/01/15	250,000	255,625
Plains Exploration & Production Company	6.625	05/01/21	225,000	238,500
Plains Exploration & Production Company	7.625	06/01/18	300,000	321,000
Plains Exploration & Production Company	7.625	04/01/20	375,000	407,813
Post Holdings, Inc. (S)	7.375	02/15/22	1,860,000	1,939,050
Prospect Medical Holdings, Inc. (S)	8.375	05/01/19	645,000	651,450
Provident Funding Associates LP (S)	10.125	02/15/19	450,000	445,500
Provident Funding Associates LP (S)	10.250	04/15/17	550,000	583,000
QEP Resources, Inc.	5.375	10/01/22	1,240,000	1,274,100
Quiksilver, Inc.	6.875	04/15/15	1,075,000	1,010,500
Radiation Therapy Services, Inc.	9.875	04/15/17	1,050,000	685,125
Radio One, Inc., PIK	15.000	05/24/16	976,731	805,803
RadioShack Corp.	6.750	05/15/19	1,150,000	736,000
Range Resources Corp.	5.000	08/15/22	1,210,000	1,246,300
RBS Global, Inc.	8.500	05/01/18	1,650,000	1,819,125
Regal Cinemas Corp.	8.625	07/15/19	775,000	866,063
Regal Entertainment Group	9.125	08/15/18	600,000	673,500
Reliance Holdings USA, Inc. (S)	5.400	02/14/22	250,000	261,439
Reynolds Group Issuer, Inc.	7.750	10/15/16	315,000	331,538
Reynolds Group Issuer, Inc.	8.250	02/15/21	235,000	230,888
Reynolds Group Issuer, Inc. (S)	9.875	08/15/19	545,000	577,700
Reynolds Group Issuer, Inc.	9.875	08/15/19	1,780,000	1,886,800
Sabine Pass LNG LP	7.250	11/30/13	400,000	416,000
Sabine Pass LNG LP	7.500	11/30/16	600,000	632,250
SandRidge Energy, Inc.	7.500	03/15/21	1,000,000	1,020,000
SandRidge Energy, Inc.	8.750	01/15/20	850,000	905,250
SBA Telecommunications Inc. (S)	5.750	07/15/20	870,000	915,675
Sealed Air Corp. (S)	8.375	09/15/21	2,115,000	2,411,100
SESI LLC	6.375	05/01/19	909,000	965,813
SESI LLC (S)	7.125	12/15/21	485,000	537,138
Sinclair Television Group, Inc.	8.375	10/15/18	1,310,000	1,427,900
Sinclair Television Group, Inc. (S)	9.250	11/01/17	300,000	333,000
Smithfield Foods, Inc.	6.625	08/15/22	1,365,000	1,416,188
Southern Copper Corp.	6.750	04/16/40	200,000	231,406
Sprint Capital Corp.	8.750	03/15/32	2,925,000	2,917,688
Sprint Nextel Corp. (S)	9.125	03/01/17	965,000	1,073,563
SSI Investments II, Ltd.	11.125	06/01/18	775,000	874,781
SunGard Data Systems, Inc.	7.375	11/15/18	750,000	796,875
Surgical Care Affiliates, Inc. (S)	10.000	07/15/17	700,000	712,250
Surgical Care Affiliates, Inc., PIK (S)	8.875	07/15/15	250,000	253,750
Syniverse Holdings, Inc.	9.125	01/15/19	950,000	1,037,875
Targa Resources Partners LP	7.875	10/15/18	675,000	735,750

See notes to financial statements

15

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

United States (continued)

The AES Corp. (S)	7.375	07/01/21	1,080,000	$1,235,250
The AES Corp.	8.000	06/01/20	1,350,000	1,586,250
The Goodyear Tire & Rubber Company	7.000	05/15/22	860,000	878,275
The Manitowoc Company, Inc.	8.500	11/01/20	500,000	545,000
The Manitowoc Company, Inc.	9.500	02/15/18	500,000	551,250
The McClatchy Company	11.500	02/15/17	1,865,000	1,976,900
The ServiceMaster Company	7.450	08/15/27	425,000	353,281
The ServiceMaster Company	8.000	02/15/20	691,000	766,146
Tomkins LLC	9.000	10/01/18	509,000	565,626
TransDigm, Inc.	7.750	12/15/18	1,225,000	1,365,875
TransUnion Holding Company, Inc., PIK (S)	9.625	06/15/18	375,000	405,000
TransUnion LLC	11.375	06/15/18	725,000	854,594
Triumph Group, Inc.	8.625	07/15/18	575,000	641,125
UCI International, Inc.	8.625	02/15/19	850,000	865,938
United Surgical Partners International, Inc. (S)	9.000	04/01/20	1,185,000	1,276,838
Universal Hospital Services, Inc. (S)	7.625	08/15/20	1,205,000	1,229,100
Univision Communications, Inc. (S)	7.875	11/01/20	1,250,000	1,346,875
Univision Communications, Inc. (S)	8.500	05/15/21	500,000	505,000
Vanguard Health Holding Company II LLC	8.000	02/01/18	860,000	898,700
Venoco, Inc.	8.875	02/15/19	575,000	529,000
Visant Corp.	10.000	10/01/17	1,225,000	1,234,188
West Corp.	7.875	01/15/19	550,000	586,438
West Corp.	8.625	10/01/18	425,000	464,844
Windstream Corp.	7.500	04/01/23	2,578,000	2,681,120
Xerium Technologies, Inc.	8.875	06/15/18	705,000	581,625

Venezuela 1.9%				9,034,841

Petroleos de Venezuela SA	4.900	10/28/14	8,321,046	7,270,930
Petroleos de Venezuela SA	5.000	10/28/15	87,609	69,649
Petroleos de Venezuela SA	5.250	04/12/17	1,852,000	1,345,108
Petroleos de Venezuela SA	8.500	11/02/17	416,900	349,154

Virgin Islands 0.5%				2,309,534

Gold Fields Orogen Holding BVI, Ltd.	4.875	10/07/20	400,000	390,391
Sinochem Overseas Capital Company, Ltd.	4.500	11/12/20	217,000	224,167
Sinochem Overseas Capital Company, Ltd. (S)	4.500	11/12/20	1,010,000	1,043,357
Sinopec Group Overseas Development 2012, Ltd. (S)	4.875	05/17/42	571,000	651,619

Virgin Islands, British 0.1%				437,823

Mega Advance Investments, Ltd. (S)	5.000	05/12/21	400,000	437,823

Foreign Government Obligations 27.0%				$126,503,930

(Cost $116,547,169)

Argentina 1.5%				7,107,229

City of Buenos Aires
Bond (S)	9.950	03/01/17	200,000	162,000
Republic of Argentina
Bond (ARS) (D) (P)	5.830	12/31/33	1,908,954	483,095
Bond (EUR) (D) (P)	7.820	12/31/33	2,306,126	1,503,852

See notes to financial statements

16

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity
	Rate (%)	date	Par value^	Value

Argentina (continued)

Bond (EUR) (D)	7.820	12/31/33	2,576,633	$1,680,253
Bond	8.280	12/31/33	3,130,976	2,011,652
Bond	8.750	06/02/17	798,461	718,615
Bond (EUR) (D) (P)	9.525	12/15/35	4,716,000	547,762

Brazil 0.8%				3,852,013

Federative Republic of Brazil
Bond	4.875	01/22/21	200,000	240,000
Bond	7.125	01/20/37	521,000	802,340
Bond	8.250	01/20/34	634,000	1,063,218
Bond	8.750	02/04/25	285,000	457,425
Bond	8.875	10/14/19	242,000	349,690
Bond	8.875	04/15/24	299,000	481,390
Bond	10.125	05/15/27	258,000	457,950

Colombia 2.1%				9,731,239

Bogota Distrito Capital
Bond (COP) (D)	9.750	07/26/28	2,728,000,000	2,230,381
Republic of Colombia
Bond	6.125	01/18/41	266,000	367,745
Bond	7.375	09/18/37	4,413,000	6,895,313
Bond	11.750	02/25/20	145,000	237,800

Croatia 0.6%				2,742,608

Republic of Croatia
Bond (S)	6.250	04/27/17	275,000	284,295
Bond (S)	6.375	03/24/21	1,682,000	1,717,743
Bond	6.625	07/14/20	719,000	740,570

El Salvador 0.4%				1,867,631

Republic of El Salvador
Bond (S)	7.375	12/01/19	995,000	1,118,380
Bond	7.750	01/24/23	154,000	174,251
Bond	8.250	04/10/32	500,000	575,000

Ghana 0.1%				508,480

Republic of Ghana
Bond	8.500	10/04/17	454,000	508,480

Hungary 0.5%				2,552,586

Republic of Hungary
Bond (EUR) (D)	3.500	07/18/16	462,000	511,771
Bond (EUR) (D)	4.375	07/04/17	442,000	488,311
Bond (EUR) (D)	4.500	01/29/14	370,000	451,651
Bond (GBP) (D)	5.000	03/30/16	104,000	146,751
Bond (GBP) (D)	5.500	05/06/14	31,000	47,670
Bond (EUR) (D)	5.750	06/11/18	455,000	524,786
Bond (EUR) (D)	6.000	01/11/19	331,000	381,646

Indonesia 1.4%				6,691,869

Republic of Indonesia
Bond	4.875	05/05/21	200,000	227,000
Bond	6.875	03/09/17	874,000	1,038,968
Bond	7.750	01/17/38	453,000	665,910
Bond	8.500	10/12/35	483,000	752,273
Bond (S)	11.625	03/04/19	1,555,000	2,359,713

See notes to financial statements

17

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity
	Rate (%)	date	Par value^	Value

Indonesia (continued)

Bond	11.625	03/04/19	1,086,000	$1,648,005

Iraq 1.1%				4,968,015

Republic of Iraq
Bond	5.800	01/15/28	5,694,000	4,968,015

Lithuania 1.0%				4,864,835

Republic of Lithuania
Bond	6.125	03/09/21	2,779,000	3,178,620
Bond	6.625	02/01/22	460,000	545,790
Bond (S)	6.625	02/01/22	548,000	650,202
Bond	7.375	02/11/20	401,000	490,223

Mexico 2.8%				13,033,675

Government of Mexico
Bond	5.750	10/12/10	2,746,000	3,432,500
Bond	6.050	01/11/40	966,000	1,336,461
Bond (MXN) (D)	6.500	06/10/21	23,130,000	1,910,846
Bond	6.750	09/27/34	1,081,000	1,567,450
Bond	7.500	04/08/33	1,441,000	2,215,538
Bond	8.000	09/24/22	632,000	925,880
Bond	8.300	08/15/31	1,000,000	1,645,000

Panama 1.6%				7,265,838

Republic of Panama
Bond	5.200	01/30/20	3,715,000	4,420,850
Bond	6.700	01/26/36	425,000	601,800
Bond	7.125	01/29/26	101,000	142,158
Bond	8.125	04/28/34	282,000	399,030
Bond	8.875	09/30/27	357,000	574,770
Bond	9.375	04/01/29	667,000	1,127,230

Peru 0.7%				3,043,913

Republic of Peru
Bond	5.625	11/18/50	784,000	1,032,920
Bond	7.350	07/21/25	316,000	461,360
Bond	8.375	05/03/16	203,000	251,720
Bond	8.750	11/21/33	747,000	1,297,913

Philippines 1.0%				4,904,365

Republic of Philippines
Bond	6.500	01/20/20	277,000	351,790
Bond	7.750	01/14/31	3,030,000	4,552,575

Poland 1.6%				7,555,499

Republic of Poland
Bond	5.000	03/23/22	1,397,000	1,599,565
Bond	5.125	04/21/21	1,476,000	1,693,710
Bond (EUR) (D)	5.250	01/20/25	247,000	361,226
Bond	6.375	07/15/19	3,191,000	3,900,998

Qatar 0.8%				3,944,444

Government of Qatar
Bond	5.250	01/20/20	1,297,000	1,525,921
Bond (S)	5.250	01/20/20	429,000	504,719
Bond	6.400	01/20/40	502,000	690,250
Bond	6.550	04/09/19	972,000	1,223,554

See notes to financial statements

18

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity
	Rate (%)	date	Par value^	Value

Romania 0.3%				$1,543,950

Government of Romania
Bond	6.750	02/07/22	1,288,000	1,362,060
Bond (S)	6.750	02/07/22	172,000	181,890

Russia 3.2%				14,794,168

Government of Russia
Bond	7.500	03/31/30	11,599,249	14,398,148
Bond	11.000	07/24/18	41,000	58,835
Bond	12.750	06/24/28	177,000	337,185

Slovakia 0.3%				1,444,060

Government of Slovakia (S)
Bond	4.375	05/21/22	1,402,000	1,444,060

South Africa 1.3%				6,202,420

Republic of South Africa
Bond	4.665	01/17/24	990,000	1,116,225
Bond	5.500	03/09/20	1,148,000	1,366,120
Bond	5.875	05/30/22	903,000	1,115,205
Bond	6.250	03/08/41	922,000	1,244,700
Bond	6.875	05/27/19	1,071,000	1,360,170

South Korea 0.2%				691,410

Export-Import Bank of Korea
Bond	4.375	09/15/21	315,000	342,084
Republic of Korea
Bond	7.125	04/16/19	271,000	349,326

Turkey 1.7%				8,152,238

Republic of Turkey
Bond	5.625	03/30/21	161,000	182,333
Bond	6.250	09/26/22	1,205,000	1,438,469
Bond	5.125	03/25/22	1,092,000	1,194,375
Bond	6.750	04/03/18	454,000	534,585
Bond	7.000	09/26/16	103,000	118,965
Bond	7.000	06/05/20	881,000	1,083,630
Bond	7.250	03/15/15	871,000	967,899
Bond	7.250	03/05/38	599,000	799,294
Bond	7.500	11/07/19	1,475,000	1,832,688

Ukraine 0.8%				3,850,803

Republic of Ukraine
Bond	6.250	06/17/16	202,000	182,810
Bond	6.580	11/21/16	880,000	807,198
Bond	6.750	11/14/17	193,000	173,169
Bond	6.875	09/23/15	1,011,000	958,984
Bond (S)	6.875	09/23/15	657,000	623,197
Bond	7.650	06/11/13	1,111,000	1,105,445

Uruguay 0.8%				3,513,669

Republic of Uruguay
Bond	7.625	03/21/36	791,212	1,218,466
Bond	8.000	11/18/22	1,572,057	2,295,203

See notes to financial statements

19

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Venezuela 0.4%				$1,676,973

Republic of Venezuela
Bond	8.500	10/08/14	847,000	840,648
Bond	13.625	08/15/18	810,000	836,325

Capital Preferred Securities 0.1%				$320,463

(Cost $316,855)

Cayman Islands 0.1%				320,463

Hutchison Whampoa International 10, Ltd. (P)(Q)	6.000	10/28/15	310,000	320,463

Convertible Bonds 0.5%				$2,228,857

(Cost $2,417,538)

Cayman Islands 0.0%				18,515

Home Inns & Hotels Management, Inc.	2.000	12/15/15	23,000	18,515

France 0.0%				22,723

Alcatel-Lucent (EUR) (D)	5.000	01/01/15	24,548	22,723

Mexico 0.0%				34,500

Cemex SAB de CV	3.750	03/15/18	40,000	34,500

United Kingdom 0.0%				111,750

Subsea 7 SA	2.250	10/11/13	100,000	111,750

United States 0.5%				2,041,369

AirTran Holdings, Inc.	5.250	11/01/16	66,000	84,398
Alcatel-Lucent USA, Inc., Series A	2.875	06/15/23	158,000	103,885
Altra Holdings, Inc.	2.750	03/01/31	139,000	130,660
Callidus Software, Inc.	4.750	06/01/16	85,000	79,076
Ciena Corp. (S)	4.000	03/15/15	42,000	46,673
Comtech Telecommunications Corp.	3.000	05/01/29	23,000	24,064
Dendreon Corp.	2.875	01/15/16	124,000	84,010
Greenbrier Companies Inc.	3.500	04/01/18	180,000	160,425
Hornbeck Offshore Services, Inc. (1.625% Steps down to
1.375% on 11/15/2013)	1.625	11/15/26	83,000	89,939
Micron Technology, Inc. (S)	1.500	08/01/31	90,000	81,338
Micron Technology, Inc.	1.875	06/01/27	69,000	61,065
Newpark Resources, Inc.	4.000	10/01/17	89,000	89,445
ON Semiconductor Corp.	2.625	12/15/26	107,000	109,541
RadioShack Corp. (S)	2.500	08/01/13	173,000	156,133
RTI International Metals, Inc.	3.000	12/01/15	93,000	94,628
Smithfield Foods, Inc.	4.000	06/30/13	44,000	46,475
Stone Energy Corp. (S)	1.750	03/01/17	116,000	110,635
Symantec Corp.	1.000	06/15/13	110,000	113,713
TRW Automotive, Inc.	3.500	12/01/15	117,000	177,986
Tyson Foods, Inc.	3.250	10/15/13	125,000	135,625
WebMD Health Corp.	2.500	01/31/18	76,000	61,655

See notes to financial statements

20

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Structured Notes (K) 1.0%				$4,709,393

(Cost $4,899,232)

Brazil 0.4%				2,139,604

Federative Republic of Brazil (Barclays Bank PLC) (BRL)
(D)(S)	6.000	09/13/12	450,000	509,887
Federative Republic of Brazil (HSBC Bank PLC)
Note (BRL) (D)	10.000	01/01/17	800,000	403,347
Federative Republic of Brazil (JPMorgan Chase Bank NA)
Note (BRL) (D)	6.000	08/16/12	850,000	972,315
Note (BRL) (D)	10.000	08/18/12	500,000	254,055

Colombia 0.2%				1,054,056

Republic of Colombia (Citigroup Funding, Inc.)
Note (COP) (D) (S)	10.000	07/25/24	485,000,000	342,607
Note (COP) (D)	11.000	07/27/20	1,000,000,000	711,449

Russia 0.2%				780,283

Government of Russia (Credit Suisse)
Bond (RUB) (D)	7.600	04/14/21	25,500,000	780,283

United Kingdom 0.2%				735,450

Cablevision SA (Deutsche Bank AG London)
Bond (S)	9.375	02/13/18	644,000	483,000
URBI Desarrillos (Deutsche Bank AG London) (S)	10.468	12/22/12	250,000	252,450

Term Loans (M) 1.5%				$7,012,176

(Cost $7,580,979)

Indonesia 0.2%				773,989

Bakrie & Brothers Tbk PT	15.000	01/18/13	205,600	160,368
Bumi Resources Tbk PT	11.246	08/07/13	601,000	613,621

Luxembourg 0.2%				1,133,114

Styron LLC	6.076	08/02/17	1,219,222	1,133,114

United States 1.1%				5,105,073

Arch Coal Inc.	5.750	05/16/18	415,000	407,997
Caesars Entertainment Operating Company, Inc.	5.496	01/28/18	1,328,000	1,167,349
iStar Financial, Inc.	7.000	06/30/14	1,210,500	1,211,105
Lord & Taylor LLC	5.750	01/11/19	805,950	807,965
Texas Competitive Electric Holdings Company LLC	4.746	10/10/17	2,378,987	1,510,657

			Shares	Value

Preferred Securities 0.0%				$244,316

(Cost $285,638)

United States 0.0%				244,316

Apache Corp., Series D, 6.000%			2,380	115,597
Molycorp, Inc., 5.500%			444	21,139
SandRidge Energy, Inc., 8.500%			1,000	107,580

See notes to financial statements

21

Global High Yield Fund
Fund’s investments
As of 7-31-12

		Shares	Value

Common Stocks 0.0%			$8

(Cost $1,078,310)

Marshall Islands 0.0%			8

General Maritime Corp.		816	8

		Shares	Value

Warrants 0.0%			$0

(Cost $0)

Marshall Islands 0.0%			0

General Maritime Corp. (I)		1,262	0

	Yield	Shares	Value

Short-Term Investments 4.5%			$21,336,282

(Cost $21,336,282)

Money Market Funds 4.5%			21,336,282

State Street Institutional Liquid Reserves Fund	0.1930%(Y)	21,336,282	21,336,282

Total investments (Cost $454,060,640)† 99.8%			$467,912,864

Other assets and liabilities, net 0.2%			$898,254

Total net assets 100.0%			$468,811,118

^The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Currency Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
RUB	Russian Ruble

Notes to Portfolio of Investments

PIK Payment-in-kind

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(H) Non-income producing - Issuer is in default.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

See notes to financial statements

22

Global High Yield Fund
Fund’s investments
As of 7-31-12

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $110,579,316 or 23.59% of the Fund's net assets as of 7-31-12.

(Y) The rate shown is the annualized seven-day yield as of 7-31-12.

(Z) Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $455,995,502. Net unrealized appreciation aggregated $11,917,362, of which $24,864,281 related to appreciated investment securities and $12,946,919 related to depreciated investment securities.

The Fund had the following sector composition as a percentage of net assets on July 31, 2012:

Foreign Government Obligations	27.0%
Consumer Discretionary	14.8%
Energy	14.2%
Materials	7.1%
Telecommunication Services	7.0%
Financials	5.6%
Consumer Staples	4.8%
Industrials	4.7%
Health Care	4.4%
Utilities	3.4%
Information Technology	2.3%
Short-Term Investments & Other	4.7%

See notes to financial statements

23

Global High Yield Fund

Statement of Assets and Liabilities — July 31, 2012

Assets

Investments, at value (Cost $454,060,640)	$467,912,864
Foreign currency, at value (Cost $134,273)	132,027
Receivable for investments sold	947,743
Receivable for forward foreign currency
exchange contracts	28,441
Dividends and interest receivable	8,225,442
Other receivables and prepaid expenses	501

Total assets	477,247,018

Liabilities

Payable for collateral held by Fund for forward
foreign currency exchange contracts	260,000
Payable for investments purchased	7,809,344
Payable for forward foreign currency exchange
contracts	137,724
Payable for fund shares repurchased	97,609
Distributions payable	266
Payable to affiliates
Accounting and legal services fees	3,084
Transfer agent fees	11
Trustees' fees	530
Other liabilities and accrued expenses	127,332

Total liabilities	8,435,900

Net assets

Paid-in capital	$455,723,374
Undistributed net investment income	418,265
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(1,102,583)
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies	13,772,062

Net assets	$468,811,118

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($26,167 ÷ 2,500 shares)	$10.47
Class I ($26,166 ÷ 2,500 shares)	$10.47
Class NAV ($468,758,785 ÷ 44,789,561 shares)	$10.47

Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[1]	$10.96

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

24

Global High Yield Fund

Statement of Operations — For the Year Ended July 31, 2012

Investment income

Interest	$30,217,153
Dividends	36,401
Less foreign taxes withheld	(897)

Total investment income	30,252,657

Expenses

Investment management fees	3,294,643
Distribution and service fees	76
Accounting and legal services fees	54,230
Transfer agent fees	81
Trustees' fees	3,800
Professional fees	70,266
Custodian fees	199,538
Registration and filing fees	30,984
Other	12,225

Total expenses	3,665,843
Less expense reductions	(13,686)

Net expenses	3,652,157

Net investment income	26,600,500

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	2,739,503
Capital gain distributions received from
unaffiliated underlying funds	99
Foreign currency transactions	395,108

3,134,710

Change in net unrealized appreciation
(depreciation) of
Investments	994,085
Translation of assets and liabilities in foreign
currencies	(11,693)

982,392

Net realized and unrealized gain	4,117,102

Increase in net assets from operations	$30,717,602

See notes to financial statements

25

Global High Yield Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	7/31/12	7/31/11

Increase (decrease) in net assets

From operations
Net investment income	$26,600,500	$20,364,500
Net realized gain	3,134,710	9,478,502
Change in net unrealized appreciation
(depreciation)	982,392	2,632,605

Increase in net assets resulting from
operations	30,717,602	32,475,607

Distributions to shareholders
From net investment income
Class A	(1,786)	(1,708)
Class I	(1,864)	(1,787)
Class NAV	(29,872,062)	(21,331,720)
From net realized gain
Class A	(354)	(484)
Class I	(354)	(484)
Class NAV	(5,312,235)	(5,628,109)

Total distributions	(35,188,655)	(26,964,292)

From Fund share transactions	96,123,079	98,934,845

Total increase	91,652,026	104,446,160

Net assets

Beginning of year	377,159,092	272,712,932

End of year	$468,811,118	$377,159,092

Undistributed net investment income	$418,265	$1,186,075

See notes to financial statements

26

Global High Yield Fund
Financial Highlights

Class A Shares

Period ended
	7-31-12	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$10.67	$10.47	$10.00
Net investment income[2]	0.63	0.65	0.45
Net realized and unrealized gain (loss) on
investments	0.02	0.42	0.49

Total from investment operations	0.65	1.07	0.94

Less distributions
From net investment income	(0.71)	(0.68)	(0.47)
From net realized gain	(0.14)	(0.19)	—

Total distributions	(0.85)	(0.87)	(0.47)

Net asset value, end of period	$10.47	$10.67	$10.47

Total return (%)[3,4]	6.72	10.67	9.66[5]

Ratios and supplemental data

Net assets, end of period (in millions)	— [6]	— [6]	— [6]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	1.41	1.39	1.34[7]
Expenses including reductions and amounts
recaptured	1.30	1.30	1.30[7]
Net investment income	6.17	6.11	5.97[7]
Portfolio turnover (%)	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements

27

Global High Yield Fund
Financial Highlights

Class I Shares

Period ended
	7-31-12	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$10.67	$10.47	$10.00
Net investment income[2]	0.66	0.68	0.47
Net realized and unrealized gain on
investments	0.03	0.42	0.49

Total from investment operations	0.69	1.10	0.96

Less distributions
From net investment income	(0.75)	(0.71)	(0.49)
From net realized gain	(0.14)	(0.19)	—

Total distributions	(0.89)	(0.90)	(0.49)

Net asset value, end of period	$10.47	$10.67	$10.47

Total return (%)[3]	7.05	11.00	9.89[4]

Ratios and supplemental data

Net assets, end of period (in millions)	— [5]	— [5]	— [5]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	1.01	0.97	1.35[6]
Expenses including reductions and amounts
recaptured	1.00	1.00	1.00[6]
Net investment income	6.47	6.41	6.25[6]
Portfolio turnover (%)	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements

28

Global High Yield Fund
Financial Highlights

Class NAV Shares

Period ended
	7-31-12	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$10.67	$10.47	$10.00
Net investment income[2]	0.67	0.69	0.49
Net realized and unrealized gain on
investments	0.03	0.42	0.48

Total from investment operations	0.70	1.11	0.97

Less distributions
From net investment income	(0.76)	(0.72)	(0.50)
From net realized gain	(0.14)	(0.19)	—

Total distributions	(0.90)	(0.91)	(0.50)

Net asset value, end of period	$10.47	$10.67	$10.47

Total return (%)[3]	7.15	11.09	9.96[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$469	$377	$273
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	0.90	0.93	0.94[5]
Expenses including reductions and amounts
recaptured	0.90	0.92	0.94[5]
Net investment income	6.55	6.50	6.51[5]
Portfolio turnover (%)	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements

29

Global High Yield Fund
Notes to Financial Statements

Note 1 — Organization

John Hancock Global High Yield Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek maximum total return, which consists of income on its investments and capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered by the Fund are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to the John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment

30

speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in d etermining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	7/31/2012	Price	Inputs	Inputs
Corporate Bonds	$305,557,439	-	$305,557,439	-
Foreign Government Obligations	126,503,930	-	126,503,930	-
Capital Preferred Securities	320,463	-	320,463	-
Convertible Bonds	2,228,857	-	2,228,857	-
Structured Notes	4,709,393	-	3,464,056	$1,245,337
Term Loans	7,012,176	-	6,238,187	773,989
Preferred Securities	244,316	$136,736	107,580	-
Common Stocks	8	-	-	8
Short-Term Investments	21,336,282	21,336,282	-	-

Total Investments in Securities	$467,912,864	$21,473,018	$444,420,512	$2,019,334
Other Financial Instruments:
Foreign Forward Currency
Contracts	($109,283)	-	($109,283)	-

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate	Structured		Common
	Bonds	Notes	Term Loans	Stocks	Total

Balance as of 7-31-11	$538,441	$7,087,068	$1,389,274	-	$9,014,783
Realized gain (loss)	(13,858)	(3,891)	2,899	$88	(14,762)
Change in unrealized
appreciation (depreciation)	(14,009)	(460,826)	(51,183)	(1,078,302)	(1,604,320)
Purchases	-	771,442	205,600	1,078,665	2,055,707
Sales	(317,524)	(5,326,138)	(772,601)	(443)	(6,416,706)
Transfers into Level 3	-	649,583	-	-	649,583
Transfers out of Level 3	(193,050)	(1,471,901)	-	-	(1,664,951)
Balance as of 7-31-12	-	$1,245,337	$773,989	$8	$2,019,334
Change in unrealized at
period end*	-	($175,689)	($56,050)	($1,078,302)	($1,310,041)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

Structured notes. The Fund may invest in structured notes. The Fund invests in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of

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various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Term loans (Floating rate loans). The Fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. The Fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends on foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property

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that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

The tax character of distributions for the years ended July 31, 2012 and July 31, 2011 was as follows:

	July 31, 2012	July 31, 2011

Ordinary Income	$31,378,221	$26,964,292

Long-Term Capital Gain	$3,810,434	-

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis consisted of $664,521 of undistributed ordinary income and $477,007 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and wash sale loss deferrals.

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New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of July 31, 2012, $260,000 was posted by counterparties for the benefit of the Fund.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2012, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rates and for exposure to foreign currency. The following table summarizes the contracts held at July 31, 2012. During the year ended July 31, 2012, the Fund held forward foreign currency contracts with USD notional values ranging from $17.9 million to $34.1 million as measured at each quarter end.

	Principal Amount	Principal Amount			Unrealized
	Covered by	Covered by		Settlement	Appreciation
Currency	Contract	Contract (USD)	Counterparty	Date	(Depreciation)

BUYS

BRL	2,268,628	$1,102,292	Citibank N.A.	9/5/2012	($1,700)
BRL	424,528	208,000	Citibank N.A.	8/2/2012	(832)
BRL	1,844,100	883,317	Citibank N.A.	8/2/2012	16,596

		$2,193,609			$14,064

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SELLS

BRL	2,268,628	$1,108,811	Citibank N.A.	8/2/2012	$1,732
COP	4,871,225,000	2,720,215	Citibank N.A.	8/24/2012	10,113
EUR	9,785,567	11,914,211	Citibank N.A.	8/31/2012	(129,731)
GBP	432,000	671,836	Citibank N.A.	8/31/2012	(5,461)

		$16,415,073			($123,347)

Currency Abbreviations

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2012 by risk category:

		Financial	Assets	Liabilities
	Statement of Assets and	Instruments	Derivatives Fair	Derivatives Fair
Risk	Liabilities Location	Location	Value	Value

Foreign	Receivable/Payable for forward
exchange	foreign currency exchange	Forward foreign
contracts	contracts	currency contracts	$28,441	($137,724)

Total			$28,441	($137,724)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

Statement of Operations location - Net Realized Gain (Loss) on:

Foreign currency
Risk	transactions*

Foreign currency contracts	$1,986,234

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

Statement of Operations Location - Change in Unrealized Appreciation (Depreciation) of:

Foreign currency
Risk	transactions*

Foreign currency contracts	($39,166)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of Operations.

Note 4 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification

35

clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.825% of the first $250,000,000 of the Fund’s average daily net assets, b) 0.790% of the next $500,000,000 of the Fund’s average daily net assets and c) 0.770% of the Fund’s average daily net assets in excess of $750,000,000. The Adviser has a subadvisory agreement with Stone Harbor Investment Partners LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds and with the approval of the Board of Trustees.

Effective December 1, 2011, the Adviser has contractually agreed to waive fees and/or reimburse operating expenses for Class A and Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.30% and 1.10% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2012 unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time. Prior to December 1, 2011, the fee waivers and/or reimbursements for Class A and Class I shares were such that expenses did not exceed 1.30% and 1.00%, respectively.

Additionally, the Adviser has voluntarily agreed to waive and/or reimburse other expenses of the Fund, excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, state registration fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses, printing and postage, and other extraordinary expenses not incurred in the ordinary course of business and short dividend expense. The waivers are such that these expenses will not exceed 0.15% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund.

Accordingly, these expense reductions amounted to $27, $2 and $13,657 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2012.

The investment management fees, including the impact of waivers and reimbursements described above, incurred for the year ended July 31, 2012, were equivalent to a net effective rate of 0.81% of the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period. The table below outlines the amount of waived or

36

reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Amounts eligible for	Amounts eligible for	Amounts eligible for	Amount recovered
recovery through	recovery through	recovery through	during the period
July 1, 2013	July 1, 2014	July 1, 2015	ended July 31, 2012

$8	$24	$26	-

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A for distribution and service fees expressed as an annual percentage of average daily net assets.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2012 were:

	Distribution and
Class	service fees	Transfer agent fees

A	$76	$52

I	-	29

Total	$76	$81

The Fund did not incur printing and postage and state registration fees for the year ended July 31, 2012.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

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Note 6 - Fund share transactions

Transactions in Fund shares for the years ended July 31, 2012 and July 31, 2011 were as follows:

	Year ended		Year ended
	7/31/12		7/31/11

	Shares	Amount	Shares	Amount
Class NAV shares
Sold	8,422,198	$86,135,065	9,283,578	$98,785,981
Distributions reinvested	3,466,414	35,184,198	2,547,974	26,959,929
Repurchased	(2,441,511)	(25,196,184)	(2,524,439)	(26,811,065)

Net increase	9,447,101	$96,123,079	9,307,113	$98,934,845

There were no fund share transactions for Class A and Class I for the years ended July 31, 2012 and July 31, 2011.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class A, Class I and Class NAV on July 31, 2012.

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $269,456,571 and $187,475,726, respectively, for the year ended July 31, 2012.

Note 8 - Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2012, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

Affiliated
Fund	Concentration
John Hancock Alternative Asset Allocation Portfolio	5.9%
John Hancock Lifestyle Balanced Portfolio	34.4%
John Hancock Lifestyle Conservative Portfolio	13.8%
John Hancock Lifestyle Growth Portfolio	19.5%
John Hancock Lifestyle Moderate Portfolio	14.7%

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global High Yield Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statement s based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

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Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid $3,810,434 in capital gain dividends.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

40

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this report.

At in-person meetings held on May 24 –25, 2012, the Board, including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Advi ser’s selection of subadvisers for each of the Funds (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

(2) the investment performance of the Funds and their Subadvisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the Subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain Subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

41

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 24–25, 2012, the Board, including all of the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS's compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees also took into account their knowledge of JHIMS’ management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) -- (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the Subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and proce dures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

42

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) -- (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their Subadvisers;

3) -- (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees.

43

The Board also noted that if the Funds’ a ssets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses;

(4) -- (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) noted that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS and are negotiated at arm’s length with respect to the unaffiliated Subadvisers; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive; and

(5) -- reviewed comparative information prepared by an independent third party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that su ch fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

44

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund, including any breakpoints, and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

The Board also received information regarding any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated Subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Fund ’s performance, if necessary, or that performance was reasonable in light of all factors considered);

45

(3) The subadvisory fees generally are (i) competitive and within the range of industry norms and (ii) are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee) and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and each of the Subadvisory Agreements for an additional one-year period.

46

Appendix A

PORTFOLIO	PERFORMANCE OF FUND,		OTHER
(SUBADVISER)	AS OF MARCH 31, 2012	FEES AND EXPENSES	COMMENTS

Global High	Benchmark Index - The	Subadvisory fees for this	In reviewing the Fund the Board considered the limited performance
Yield Fund	Fund underperformed for	Fund are equal to the peer	history. The Board also noted the Fund’s combined emerging market
	the one-year period.	group median.	debt and high yield mandate sets it apart from many in its peer group
(Stone Harbor			and makes comparisons difficult.
Investment	Lipper Category - The Fund	Net management fees for
Partners LP)	outperformed for the one-	this Fund are higher than the
	year period.	peer group median.

Total expenses for this Fund
are higher than the peer
group median.

47

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Global High Yield Fund

48

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Global High Yield Fund | Annual report

49

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Global High Yield Fund

50

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Charles L. Bardelis*	Investment subadviser
Peter S. Burgess*	Stone Harbor Investment Partners LP
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
John Hancock Funds, LLC

Custodian
State Street Bank and Trust Company

Officers	Transfer agent
Hugh McHaffie	John Hancock Signature Services, Inc.
President
Thomas M. Kinzler	Legal counsel
Secretary and Chief Legal Officer	K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer	Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

51

John Hancock
Multi Sector Bond Fund

Annual Report
7.31.12

John Hancock Multi Sector Bond Fund

Management's Discussion of Fund Performance	Page 3
A Look at Performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Fund's investments	Page 8
Financial statements	Page 32
Financial highlights	Page 35
Notes to financial statements	Page 38
Federal Tax Information	Page 52
Trustees and Officers	Page 60
More information	Page 63

John Hancock Multi Sector Bond Fund

Management’s Discussion of Fund Performance
By Stone Harbor Investment Partners LP

Despite the volatility in the world economy over the 12 months ended July 31, 2012, fixed-income markets broadly experienced solid positive returns for the period. The backdrop of economic weakening and the threat of a deepening recession throughout Europe, combined with the ongoing drama of the European sovereign debt crisis, caused interest rates to decline, driven by expanding central bank policy accommodation, as well as a flight into high-quality government bonds. In the traditional credit risk assets, however, including corporate bonds and emerging-market debt, strong gains were also seen largely due to credit quality improvements, as corporations have remained profitable yet hesitant to expand through borrowing, and to emerging-market countries, which have continued on a path of fiscal discipline.

For the 12 months ended July 31, 2012, John Hancock Multi Sector Bond Fund’s Class A shares returned 3.27%, excluding sales charges, versus the Barclays Capital 1-5 Year U.S. Credit Index, which returned 3.44% for the same period. Modest underperformance from asset allocation was driven largely by an allocation to emerging-market debt, local currency debt in particular, as foreign exchange markets remained highly liquid and served as an efficient means to reduce risk. An overweight to high-yield debt also detracted from performance, although the allocation to leveraged loans, which typically has a higher quality bias, enhanced returns. Unfavorable security selection decisions within high-yield and emerging-market debt were partly offset by positive security selection within the investment-grade sub-component, including an underweight in investment-grade corporate credit in favor of overweights to asset-backed securities, commercial mortgage-backed securities, which are bonds issued for large-scale projects such as shopping malls or office parks, and mortgages.

This commentary reflects the views of the portfolio managers through 7-31-12. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant. Past performance is no guarantee of future results. The major factors in this Fund's performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund's average maturity will make it more sensitive to interest-rate risk. There is the possibility that the issuer of a security will not repay all or a portion of principle or interest payments. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions. Sector investing is subject to greater risks than the market as a whole.

3

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	–1.37	—	—	3.60	–1.37	—	—	10.23

Class I2	3.64	—	—	5.65	3.64	—	—	16.31

Class NAV[2]	3.78	—	—	5.83	3.78	—	—	16.87

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.50%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net/Gross (%)	1.24	0.89	0.77

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

Multi Sector Bond Fund | Annual report

4

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	11-2-09	$11,631	$11,631	$11,374

Class NAV[2]	11-2-09	11,687	11,687	11,374

Barclays Capital 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 11-2-09.
2 For certain types of investors, as described in the Fund’s prospectuses.

Annual report | Multi Sector Bond Fund

5

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating e xpenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,039.70	$6.34

Class I	1,000.00	1,040.60	4.26

Class NAV	1,000.00	1,041.20	3.81

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoin g operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,018.60	$6.27

Class I	1,000.00	1,020.70	4.22

Class NAV	1,000.00	1,021.10	3.77

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.25%, 0.84% and 0.75% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

John Hancock Multi Sector Bond Fund

Portfolio Summary

Value as a
percentage of
Portfolio Composition	Fund's net assets
Corporate Bonds	44.1%
Term Loans	19.5%
Collateralized Mortgage Obligations	17.0%
Foreign Government Obligations	6.0%
U.S. Government Agency	4.3%
Asset Backed Securities	3.9%
Convertible Bonds	1.2%
Structured Notes	0.5%
Capital Preferred Securities	0.3%
Preferred Securities	0.1%
Short-Term Investments & Other	3.1%

Value as a
percentage of
Quality Composition[1]	Fund's net assets
U.S. Government Agency	3.2%
AAA	6.8%
AA	1.5%
A	16.2%
BBB	26.0%
BB	15.5%
B	16.7%
CCC & Below	5.2%
Not Rated	5.8%
Short-Term Investments & Other	3.1%

1 Ratings are from Moody's Investors Service, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. Not Rated securities are those with no ratings available. All are as of 7 -31-12 and do not reflect subsequent downgrades or upgrades, if any.

7

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Corporate Bonds 44.1%				$472,076,268

(Cost $448,203,116)

Consumer Discretionary 7.9%				84,983,983

Auto Components 0.1%
Allison Transmission, Inc. (S)	7.125	05/15/19	500,000	525,624
The Goodyear Tire & Rubber Company	7.000	05/15/22	375,000	382,969
UCI International, Inc.	8.625	02/15/19	280,000	285,250

Automobiles 0.5%
Chrysler Group LLC	8.000	06/15/19	425,000	442,000
Ford Motor Credit Company LLC (S)	4.207	04/15/16	2,725,000	2,821,704
Ford Motor Credit Company LLC	8.125	01/15/20	1,200,000	1,468,784
Hyundai Capital Services, Inc. (S)	3.500	09/13/17	725,000	741,663

Beverages 0.2%
Anheuser-Busch InBev Worldwide, Inc.	2.500	07/15/22	1,475,000	1,505,584
Anheuser-Busch InBev Worldwide, Inc.	3.750	07/15/42	875,000	921,404

Diversified Consumer Services 0.1%
SSI Investments II, Ltd.	11.125	06/01/18	425,000	479,719
The ServiceMaster Company	7.450	08/15/27	250,000	207,813
The ServiceMaster Company	8.000	02/15/20	324,000	359,235

Health Care Equipment & Supplies 0.1%
Biomet, Inc. (S)	6.500	08/01/20	480,000	494,400
Universal Hospital Services, Inc. (S)	7.625	08/15/20	455,000	464,100

Hotels, Restaurants & Leisure 1.0%
Boyd Gaming Corp.	9.125	12/01/18	745,000	767,350
Caesars Entertainment Operating Company, Inc.	11.250	06/01/17	350,000	378,875
Caesars Entertainment Operating Company, Inc.	12.750	04/15/18	105,000	77,175
Cap Cana SA (H)	10.000	04/30/16	575,719	97,473
Choice Hotels International, Inc.	5.750	07/01/22	165,000	175,725
Isle of Capri Casinos, Inc. (S)	8.875	06/15/20	310,000	310,388
Isle of Capri Casinos, Inc.	7.750	03/15/19	347,000	361,314
Marriott International, Inc.	3.000	03/01/19	3,250,000	3,330,012
McDonald's Corp.	2.625	01/15/22	3,000,000	3,153,825
MGM Resorts International	6.875	04/01/16	425,000	428,188
MGM Resorts International	7.500	06/01/16	510,000	527,213
MGM Resorts International (S)	8.625	02/01/19	305,000	322,919
Pinnacle Entertainment, Inc.	8.750	05/15/20	625,000	679,688

Household Durables 0.4%
American Standard Americas (S)	10.750	01/15/16	260,000	231,725
Newell Rubbermaid, Inc.	5.500	04/15/13	2,125,000	2,191,976
Newell Rubbermaid, Inc.	6.250	04/15/18	1,000,000	1,161,044
Norcraft Companies LP	10.500	12/15/15	490,000	499,800

Household Products 0.1%
Reynolds Group Issuer, Inc.	9.875	08/15/19	660,000	699,600

Media 4.1%
Allbritton Communications Company	8.000	05/15/18	580,000	616,250
AMC Networks, Inc.	7.750	07/15/21	375,000	424,688
Cablevision Systems Corp.	8.625	09/15/17	605,000	691,213
CBS Corp.	3.375	03/01/22	3,375,000	3,511,954
CCO Holdings LLC	6.625	01/31/22	645,000	701,438

See notes to financial statements

8

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Consumer Discretionary (continued)

Cequel Communications Holdings I LLC (S)	8.625	11/15/17	400,000	$431,000
Cinemark USA, Inc.	8.625	06/15/19	335,000	373,525
DIRECTV Holdings LLC	5.150	03/15/42	4,525,000	4,883,529
DISH DBS Corp. (S)	5.875	07/15/22	840,000	865,200
DISH DBS Corp.	7.875	09/01/19	610,000	709,125
Entravision Communications Corp.	8.750	08/01/17	702,000	747,630
Globo Comunicacao e Participacoes SA (Q)	6.250	07/20/15	100,000	107,200
Grupo Televisa SA	6.000	05/15/18	100,000	118,196
Interactive Data Corp.	10.250	08/01/18	650,000	736,125
Interpublic Group of Companies, Inc.	4.000	03/15/22	3,250,000	3,366,542
Lamar Media Corp.	5.875	02/01/22	525,000	553,875
Local TV Finance LLC, PIK (S)	9.250	06/15/15	375,000	382,500
Myriad International Holding BV	6.375	07/28/17	100,000	111,250
Nara Cable Funding, Ltd. (S)	8.875	12/01/18	870,000	765,600
NBCUniversal Media LLC	5.150	04/30/20	2,800,000	3,324,586
NET Servicos de Comunicacao SA	7.500	01/27/20	100,000	115,625
News America, Inc.	6.650	11/15/37	2,725,000	3,528,240
Omnicom Group, Inc.	4.450	08/15/20	2,950,000	3,292,123
Ono Finance II PLC (S)	10.875	07/15/19	190,000	146,300
Pearson Funding Four PLC (S)	3.750	05/08/22	1,675,000	1,752,243
Radio One, Inc., PIK	15.000	05/24/16	515,496	425,284
Regal Entertainment Group	9.125	08/15/18	725,000	813,813
Sinclair Television Group, Inc.	8.375	10/15/18	210,000	228,900
The McClatchy Company	11.500	02/15/17	730,000	773,800
Time Warner Cable, Inc.	8.750	02/14/19	2,300,000	3,126,993
Time Warner, Inc.	7.700	05/01/32	2,425,000	3,375,886
Unitymedia GmbH (EUR) (D)	9.500	03/15/21	300,000	410,646
Unitymedia Hessen GmbH & Company KG (S)	8.125	12/01/17	350,000	379,750
Univision Communications, Inc. (S)	7.875	11/01/20	445,000	479,488
Univision Communications, Inc. (S)	8.500	05/15/21	575,000	580,750
Virgin Media Finance PLC	8.375	10/15/19	125,000	141,406
Visant Corp.	10.000	10/01/17	325,000	327,438
Ziggo Bond Company BV (EUR) (D)	8.000	05/15/18	275,000	368,812

Multiline Retail 1.0%
JC Penney Corp., Inc.	7.400	04/01/37	600,000	473,250
Macy's Retail Holdings, Inc.	5.900	12/01/16	2,675,000	3,124,603
Macy's Retail Holdings, Inc.	6.900	04/01/29	175,000	215,345
Nordstrom, Inc.	7.000	01/15/38	2,675,000	3,974,857
Target Corp.	4.000	07/01/42	2,950,000	3,168,321

Oil, Gas & Consumable Fuels 0.0%
Landry's, Inc. (S)	9.375	05/01/20	385,000	401,844

Specialty Retail 0.2%
Armored AutoGroup, Inc. (S)	9.500	11/01/18	350,000	311,938
Baker & Taylor, Inc. (S)	11.500	07/01/13	450,000	266,625
Claire's Stores, Inc.	8.875	03/15/19	525,000	442,313
Express LLC	8.750	03/01/18	375,000	404,531
Limited Brands, Inc.	6.950	03/01/33	125,000	122,344
Michaels Stores, Inc.	7.750	11/01/18	500,000	535,625
PC Merger Sub, Inc. (S)	8.875	08/01/20	230,000	238,050
RadioShack Corp.	6.750	05/15/19	250,000	160,000

Textiles, Apparel & Luxury Goods 0.1%
Levi Strauss & Company	6.875	05/01/22	500,000	514,375
Quiksilver, Inc.	6.875	04/15/15	475,000	446,500

See notes to financial statements

9

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Consumer Staples 2.3%				$24,435,800

Beverages 0.4%
Cott Beverages, Inc.	8.125	09/01/18	250,000	274,375
Diageo Investment Corp.	2.875	05/11/22	1,575,000	1,655,799
SABMiller Holdings, Inc. (S)	2.450	01/15/17	2,975,000	3,100,001

Food & Staples Retailing 0.4%
CVS Caremark Corp.	4.125	05/15/21	2,950,000	3,331,798
New Albertsons, Inc.	8.000	05/01/31	1,350,000	771,188

Food Products 0.4%
Boparan Finance PLC (EUR) (D)	9.750	04/30/18	225,000	287,914
Brickman Group Holdings, Inc. (S)	9.125	11/01/18	450,000	446,063
Campofrio Food Group SA (EUR) (D)	8.250	10/31/16	275,000	334,976
Corp. Azucarera del Peru SA (S)	6.375	08/02/22	100,000	102,203
Dean Foods Company	9.750	12/15/18	635,000	695,325
Del Monte Corp.	7.625	02/15/19	755,000	749,338
Grupo Bimbo SAB de CV (S)	4.875	06/30/20	100,000	112,916
Pinnacle Foods Finance LLC	8.250	09/01/17	275,000	293,906
Post Holdings, Inc. (S)	7.375	02/15/22	700,000	729,750
Smithfield Foods, Inc.	6.625	08/15/22	520,000	539,500

Household Products 0.1%
NBTY, Inc.	9.000	10/01/18	575,000	638,250
Reynolds Group Issuer, Inc.	8.250	02/15/21	250,000	245,625

Personal Products 0.1%
Elizabeth Arden, Inc.	7.375	03/15/21	475,000	522,500
Hypermarcas SA (S)	6.500	04/20/21	179,000	176,315

Tobacco 0.9%
Altria Group, Inc.	9.250	08/06/19	2,250,000	3,177,178
Lorillard Tobacco Company	8.125	06/23/19	2,400,000	3,027,792
Philip Morris International, Inc.	5.650	05/16/18	2,625,000	3,223,088

Energy 6.3%				67,246,068

Energy Equipment & Services 1.1%
Basic Energy Services, Inc.	7.750	02/15/19	475,000	459,563
Gulfmark Offshore, Inc. (S)	6.375	03/15/22	269,000	275,053
Hercules Offshore, Inc. (S)	7.125	04/01/17	220,000	220,550
Hercules Offshore, Inc. (S)	10.500	10/15/17	621,000	624,105
Hornbeck Offshore Services, Inc. (1.625% Steps down to
1.375% on 11/15/2013)	1.625	11/15/26	330,000	357,588
Noble Holding International, Ltd.	3.950	03/15/22	3,100,000	3,250,145
Offshore Group Investments, Ltd.	11.500	08/01/15	590,000	649,000
Offshore Group Investments, Ltd. (S)	11.500	08/01/15	270,000	297,000
Parker Drilling Company (S)	9.125	04/01/18	75,000	80,438
Parker Drilling Company	9.125	04/01/18	475,000	509,438
SESI LLC	6.375	05/01/19	409,000	434,563
SESI LLC (S)	7.125	12/15/21	320,000	354,400
Trinidad Drilling, Ltd. (S)	7.875	01/15/19	430,000	459,025
Weatherford International, Ltd.	7.000	03/15/38	2,955,000	3,366,886

Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp.	6.375	09/15/17	2,950,000	3,539,519
Apache Corp.	3.250	04/15/22	3,225,000	3,496,429
Arch Coal, Inc.	7.250	06/15/21	540,000	469,800
Atlas Pipeline Partners LP	8.750	06/15/18	675,000	723,938

See notes to financial statements

10

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Energy (continued)

BP Capital Markets PLC	2.248	11/01/16	4,885,000	$5,089,799
Calumet Specialty Products Partners LP (S)	9.625	08/01/20	190,000	200,450
Cloud Peak Energy Resources LLC	8.500	12/15/19	360,000	380,700
CONSOL Energy, Inc.	8.250	04/01/20	575,000	612,375
Copano Energy LLC	7.125	04/01/21	200,000	207,500
Dolphin Energy, Ltd.	5.888	06/15/19	160,080	179,290
Eagle Rock Energy Partners LP	8.375	06/01/19	475,000	467,281
Ecopetrol SA	7.625	07/23/19	25,000	32,375
EQT Corp.	4.875	11/15/21	3,175,000	3,369,256
Everest Acquisition LLC (S)	6.875	05/01/19	385,000	410,988
Everest Acquisition LLC (S)	9.375	05/01/20	365,000	392,831
Forest Oil Corp.	7.250	06/15/19	825,000	796,125
Inergy LP	7.000	10/01/18	225,000	232,313
Intergas Finance BV	6.375	05/14/17	269,000	300,624
KazMunayGas National Company	6.375	04/09/21	350,000	405,839
KazMunayGas National Company (S)	6.375	04/09/21	200,000	231,908
KazMunayGas National Company	8.375	07/02/13	213,000	224,683
KazMunayGas National Company	11.750	01/23/15	533,000	645,639
Kodiak Oil & Gas Corp. (S)	8.125	12/01/19	360,000	383,400
Laredo Petroleum, Inc.	7.375	05/01/22	295,000	311,225
Linn Energy LLC	7.750	02/01/21	900,000	949,500
Marathon Petroleum Corp.	6.500	03/01/41	2,825,000	3,443,845
MarkWest Energy Partners LP	6.250	06/15/22	255,000	267,113
MEG Energy Corp. (S)	6.375	01/30/23	660,000	675,675
MIE Holdings Corp. (S)	9.750	05/12/16	204,000	202,470
Novatek Finance, Ltd. (S)	6.604	02/03/21	218,000	251,572
Oasis Petroleum, Inc.	7.250	02/01/19	590,000	613,600
Peabody Energy Corp. (S)	6.250	11/15/21	765,000	755,438
Pemex Project Funding Master Trust	6.625	06/15/35	735,000	942,601
Petrobras International Finance Company	2.875	02/06/15	42,000	42,947
Petroleos de Venezuela SA	4.900	10/28/14	2,678,266	2,340,269
Petroleos de Venezuela SA	5.000	10/28/15	32,114	25,531
Petroleos Mexicanos (MXN) (D)(S)	7.650	11/24/21	5,250,000	414,210
Petronas Capital, Ltd.	7.875	05/22/22	792,000	1,114,458
Petronas Global Sukuk, Ltd. (S)	4.250	08/12/14	160,000	168,188
Phillips 66 (S)	5.875	05/01/42	3,075,000	3,533,882
QEP Resources, Inc.	5.375	10/01/22	485,000	498,338
Sabine Pass LNG LP	7.250	11/30/13	400,000	416,000
Sabine Pass LNG LP	7.500	11/30/16	450,000	474,188
SandRidge Energy, Inc.	8.750	01/15/20	850,000	905,250
Sinopec Group Overseas Development 2012, Ltd. (S)	4.875	05/17/42	200,000	228,238
Targa Resources Partners LP	7.875	10/15/18	500,000	545,000
Total Capital SA	4.450	06/24/20	4,150,000	4,818,146
TransCanada Pipelines, Ltd.	7.250	08/15/38	3,471,000	5,320,248
Venoco, Inc.	8.875	02/15/19	325,000	299,000
Williams Partners LP	5.250	03/15/20	2,775,000	3,202,136
Yancoal International Resources Development Company Ltd.
(S)	5.730	05/16/22	200,000	203,184
Zhaikmunai LLP (S)	10.500	10/19/15	150,000	153,000

Financials 11.5%				122,642,277

Capital Markets 0.8%
Bank of New York Mellon SA (S)	9.625	05/02/21	295,500	265,950
Morgan Stanley	6.625	04/01/18	4,725,000	5,058,037

See notes to financial statements

11

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Financials (continued)

The Goldman Sachs Group, Inc.	5.250	07/27/21	3,100,000	$3,266,476

Commercial Banks 1.7%
Abbey National Treasury Services PLC	4.000	04/27/16	4,325,000	4,351,495
Banco Cruzeiro do Sul SA (S)	8.875	09/22/20	207,000	68,310
Banco de Credito del Peru (S)	4.750	03/16/16	40,000	42,200
Banco de Credito del Peru	5.375	09/16/20	100,000	106,000
Banco del Estado de Chile (S)	3.875	02/08/22	150,000	157,920
Barclays Bank PLC	5.140	10/14/20	3,425,000	3,393,891
CIT Group, Inc.	5.000	08/15/22	310,000	310,000
CIT Group, Inc.	5.250	03/15/18	520,000	550,550
HSBC Holdings PLC	5.100	04/05/21	3,825,000	4,400,785
Industrial Bank of Korea (S)	2.375	07/17/17	200,000	198,924
PNC Bank NA	4.875	09/21/17	2,700,000	3,020,725
PNC Funding Corp.	6.700	06/10/19	1,225,000	1,549,249
VTB Capital SA	6.875	05/29/18	234,000	250,380

Consumer Finance 1.1%
Ally Financial, Inc.	7.500	09/15/20	400,000	466,500
Ally Financial, Inc.	8.000	11/01/31	190,000	223,884
Capital One Financial Corp.	4.750	07/15/21	500,000	557,585
Capital One Financial Corp.	6.150	09/01/16	3,635,000	4,080,066
Discover Bank	8.700	11/18/19	2,600,000	3,289,530
SLM Corp.	6.250	01/25/16	2,950,000	3,127,000

Diversified Financial Services 4.0%
Aviation Capital Group Corp. (S)	6.750	04/06/21	2,925,000	2,932,225
Bank of America Corp.	5.750	12/01/17	2,450,000	2,705,540
BM&FBovespa SA (S)	5.500	07/16/20	150,000	162,975
BTA Bank JSC (10.750% to 01/01/2013, then 12.500%) (H)	10.750	07/01/18	310,989	55,978
BTA Bank JSC (10.750% to 01/01/2013, then 12.500%)
(H)(S)	10.750	07/01/18	270,167	48,630
BTA Bank JSC (Recovery Units) (H)(S)	Zero	06/30/20	578,042	44,798
Citigroup, Inc.	5.000	09/15/14	4,950,000	5,156,687
Citigroup, Inc.	5.500	02/15/17	1,950,000	2,079,219
Citigroup, Inc.	8.500	05/22/19	1,075,000	1,365,962
Countrywide Financial Corp.	6.250	05/15/16	1,325,000	1,408,472
Dubai Holding Commercial Operations MTN, Ltd. (GBP) (D)	6.000	02/01/17	100,000	138,363
European Investment Bank (ZAR) (D)(Z)	Zero	12/31/18	1,480,000	121,236
European Investment Bank (RUB) (D)	6.500	12/15/15	1,350,000	41,456
Fox Acquisition Sub LLC (S)	13.375	07/15/16	400,000	428,500
General Electric Capital Corp.	6.750	03/15/32	3,625,000	4,711,568
Gruposura Finance (S)	5.700	05/18/21	201,000	213,060
Inter-American Development Bank (IDR) (D)(Z)	Zero	08/20/15	6,740,000,000	587,535
International Lease Finance Corp. (S)	6.500	09/01/14	2,850,000	3,042,375
International Lease Finance Corp.	8.250	12/15/20	671,000	786,748
JPMorgan Chase & Company	6.125	06/27/17	2,900,000	3,374,481
JPMorgan Chase & Company	6.300	04/23/19	2,150,000	2,589,649
Merrill Lynch & Company, Inc.	6.050	05/16/16	6,530,000	6,926,972
ORIX Corp.	5.000	01/12/16	2,625,000	2,791,430
Pemex Finance, Ltd.	9.150	11/15/18	255,000	319,257
Provident Funding Associates LP (S)	10.125	02/15/19	350,000	346,500
Provident Funding Associates LP (S)	10.250	04/15/17	200,000	212,000
Schahin II Finance Company, SPV, Ltd. (S)	5.875	09/25/22	200,000	207,250

See notes to financial statements

12

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Financials (continued)

Sinochem Overseas Capital Company, Ltd. (S)	4.500	11/12/20	279,000	$288,215

Insurance 2.2%
Aegon NV	4.625	12/01/15	3,025,000	3,254,023
AXA SA	8.600	12/15/30	3,000,000	3,299,016
CNO Financial Group, Inc. (S)	9.000	01/15/18	350,000	376,250
Fairfax Financial Holdings, Ltd. (S)	5.800	05/15/21	3,075,000	3,139,145
Fidelity National Financial, Inc.	6.600	05/15/17	2,825,000	3,091,366
Genworth Financial, Inc.	7.625	09/24/21	4,020,000	3,939,918
Hartford Financial Services Group, Inc.	6.000	01/15/19	3,075,000	3,361,950
Prudential Financial, Inc.	4.750	09/17/15	2,879,000	3,145,780

Real Estate Investment Trusts 1.6%
Boston Properties LP	3.700	11/15/18	3,100,000	3,306,987
DDR Corp.	7.500	04/01/17	2,650,000	3,050,253
Kimco Realty Corp.	4.300	02/01/18	2,800,000	2,971,310
Simon Property Group LP	3.375	03/15/22	4,300,000	4,493,087
Ventas Realty LP	4.750	06/01/21	1,500,000	1,647,687
WEA Finance LLC (S)	6.750	09/02/19	1,025,000	1,223,346

Real Estate Management & Development 0.1%
BR Malls International Finance, Ltd. (Q)	8.500	01/21/16	60,000	63,300
Evergrande Real Estate Group, Ltd.	13.000	01/27/15	100,000	98,300
IRSA Inversiones y Representaciones SA (S)	11.500	07/20/20	164,000	144,521
MAF SUKUK, Ltd.	5.850	02/07/17	200,000	213,500

Health Care 3.4%				36,391,805

Health Care Equipment & Supplies 0.2%
ConvaTec Healthcare E SA (S)	10.500	12/15/18	475,000	491,031
Hologic, Inc. (S)	6.250	08/01/20	320,000	338,400
Kinetic Concepts, Inc. (S)	10.500	11/01/18	465,000	491,738
Kinetic Concepts, Inc. (S)	12.500	11/01/19	225,000	207,000
Surgical Care Affiliates, Inc., PIK (S)	8.875	07/15/15	600,000	609,000

Health Care Providers & Services 1.7%
Community Health Systems, Inc.	8.000	11/15/19	495,000	535,838
Emergency Medical Services Corp.	8.125	06/01/19	575,000	611,656
Fresenius Medical Care US Finance II, Inc. (S)	5.875	01/31/22	550,000	587,813
HCA Holdings, Inc.	7.750	05/15/21	250,000	272,188
HCA, Inc.	7.500	02/15/22	775,000	869,938
Health Management Associates, Inc. (S)	7.375	01/15/20	310,000	334,413
HealthSouth Corp.	8.125	02/15/20	775,000	857,344
Humana, Inc.	8.150	06/15/38	2,500,000	3,450,268
IASIS Healthcare LLC	8.375	05/15/19	625,000	612,500
McKesson Corp.	4.750	03/01/21	2,775,000	3,259,926
Prospect Medical Holdings, Inc. (S)	8.375	05/01/19	300,000	303,000
Radiation Therapy Services, Inc.	9.875	04/15/17	475,000	309,938
United Surgical Partners International, Inc. (S)	9.000	04/01/20	555,000	598,013
UnitedHealth Group, Inc.	2.875	03/15/22	850,000	883,254
UnitedHealth Group, Inc.	5.800	03/15/36	3,430,000	4,427,187

Health Care Technology 0.3%
Agilent Technologies, Inc.	6.500	11/01/17	2,715,000	3,291,511

Pharmaceuticals 1.2%
Abbott Laboratories	6.150	11/30/37	2,375,000	3,429,308
Allergan, Inc.	3.375	09/15/20	3,050,000	3,332,656

See notes to financial statements

13

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Health Care (continued)

Teva Pharmaceutical Finance Company, BV	2.400	11/10/16	2,950,000	$3,099,270
Watson Pharmaceuticals, Inc.	6.125	08/15/19	2,725,000	3,188,615

Industrials 2.4%				25,705,767

Aerospace & Defense 0.6%
L-3 Communications Corp.	4.750	07/15/20	3,125,000	3,399,419
Textron, Inc.	4.625	09/21/16	2,800,000	3,038,969
Triumph Group, Inc.	8.625	07/15/18	325,000	362,375

Air Freight & Logistics 0.0%
Park-Ohio Industries, Inc.	8.125	04/01/21	275,000	281,188

Building Products 0.1%
Griffon Corp.	7.125	04/01/18	600,000	627,000

Commercial Services & Supplies 0.3%
Mead Products LLC / ACCO Brands Corp. (S)	6.750	04/30/20	475,000	510,625
TransUnion Holding Company, Inc., PIK (S)	9.625	06/15/18	170,000	183,600
Waste Management, Inc.	6.100	03/15/18	2,350,000	2,820,538

Construction & Engineering 0.0%
Yuksel Insaat AS	9.500	11/10/15	100,000	80,000

Containers & Packaging 0.1%
Ardagh Packaging Finance PLC (S)	9.125	10/15/20	500,000	525,000
Ardagh Packaging Finance PLC (EUR) (D)	9.250	10/15/20	200,000	247,926

Industrial Conglomerates 0.0%
Hutchison Whampoa International 11, Ltd. (S)	4.625	01/13/22	200,000	213,872
Tomkins LLC	9.000	10/01/18	184,000	204,470

Machinery 0.6%
Caterpillar Financial Services Corp.	1.625	06/01/17	2,825,000	2,883,924
Caterpillar, Inc.	1.500	06/26/17	1,225,000	1,245,884
RBS Global, Inc.	8.500	05/01/18	925,000	1,019,813
The Manitowoc Company, Inc.	8.500	11/01/20	175,000	190,750
The Manitowoc Company, Inc.	9.500	02/15/18	425,000	468,563
Xerium Technologies, Inc.	8.875	06/15/18	350,000	288,750

Professional Services 0.1%
TransUnion LLC	11.375	06/15/18	450,000	530,438

Road & Rail 0.5%
Canadian National Railway Company	2.850	12/15/21	4,850,000	5,096,133

Trading Companies & Distributors 0.0%
Aircastle, Ltd.	6.750	04/15/17	500,000	525,000

Transportation Infrastructure 0.1%
CHC Helicopter SA	9.250	10/15/20	455,000	464,100
DP World Sukuk, Ltd.	6.250	07/02/17	100,000	108,880
DP World, Ltd.	6.850	07/02/37	180,000	190,800
SCF Capital, Ltd. (S)	5.375	10/27/17	200,000	197,750

Information Technology 1.4%				15,557,628

Communications Equipment 0.4%
Cisco Systems, Inc.	5.500	01/15/40	2,600,000	3,471,195
CommScope, Inc. (S)	8.250	01/15/19	535,000	559,744

Electronic Equipment, Instruments & Components 0.0%
CPI International, Inc.	8.000	02/15/18	490,000	460,600

See notes to financial statements

14

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Information Technology (continued)

STATS ChipPAC, Ltd. (S)	5.375	03/31/16	20,000	$20,700

IT Services 0.0%
iGATE Corp.	9.000	05/01/16	355,000	376,300

Semiconductors & Semiconductor Equipment 0.8%
Altera Corp.	1.750	05/15/17	4,950,000	5,020,409
Applied Materials, Inc.	4.300	06/15/21	2,750,000	3,132,960
MEMC Electronic Materials, Inc.	7.750	04/01/19	310,000	241,025

Software 0.2%
First Data Corp. (S)	7.375	06/15/19	225,000	234,844
First Data Corp.	12.625	01/15/21	600,000	606,000
Lawson Software, Inc. (S)	9.375	04/01/19	200,000	214,000
Lawson Software, Inc. (S)	11.500	07/15/18	630,000	713,475
SunGard Data Systems, Inc.	7.375	11/15/18	325,000	345,313
SunGard Data Systems, Inc.	7.625	11/15/20	150,000	161,063

Materials 2.6%				27,710,881

Chemicals 1.0%
Braskem Finance, Ltd. (Q)(S)	7.375	10/04/15	100,000	103,300
Cabot Corp.	3.700	07/15/22	3,425,000	3,503,387
Eastman Chemical Company	3.600	08/15/22	3,300,000	3,473,422
Hexion US Finance Corp.	6.625	04/15/20	505,000	516,363
INEOS Finance PLC (S)	8.375	02/15/19	410,000	424,350
INEOS Group Holdings, Ltd. (S)	8.500	02/15/16	440,000	398,200
Koppers, Inc.	7.875	12/01/19	375,000	408,750
Lyondellbasell Industries NV	6.000	11/15/21	585,000	678,600
MacDermid, Inc. (S)	9.500	04/15/17	425,000	443,063
Momentive Performance Materials, Inc.	9.000	01/15/21	705,000	514,650

Construction Materials 0.0%
Votorantim Cimentos SA (S)	7.250	04/05/41	200,000	208,700

Containers & Packaging 0.1%
ARD Finance SA, PIK (S)	11.125	06/01/18	293,906	267,454
Cascades, Inc.	7.750	12/15/17	450,000	465,750
Sealed Air Corp. (S)	8.375	09/15/21	645,000	735,300

Metals & Mining 1.3%
APERAM (S)	7.375	04/01/16	200,000	175,000
APERAM (S)	7.750	04/01/18	250,000	206,250
ArcelorMittal	9.850	06/01/19	2,675,000	3,217,025
Atkore International, Inc.	9.875	01/01/18	95,000	91,200
Corp. Nacional del Cobre de Chile (S)	3.000	07/17/22	269,000	268,400
Corp. Nacional del Cobre de Chile (S)	4.250	07/17/42	200,000	203,615
Corp. Nacional del Cobre de Chile	6.150	10/24/36	285,000	370,508
Evraz Group SA (S)	6.750	04/27/18	204,000	196,350
FMG Resources August 2006 Pty, Ltd. (S)	8.250	11/01/19	455,000	478,888
Gold Fields Orogen Holding BVI, Ltd.	4.875	10/07/20	200,000	195,196
Metalloinvest Finance, Ltd. (S)	6.500	07/21/16	203,000	201,356
Newmont Mining Corp.	6.250	10/01/39	2,850,000	3,446,630
Novelis, Inc.	8.375	12/15/17	575,000	629,625
Taseko Mines, Ltd.	7.750	04/15/19	625,000	600,000
Vale Overseas, Ltd.	5.625	09/15/19	2,775,000	3,129,368
Vedanta Resources PLC (S)	8.250	06/07/21	204,000	192,780
Volcan Cia Minera SAA (S)	5.375	02/02/22	58,000	62,495

See notes to financial statements

15

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Materials (continued)

Paper & Forest Products 0.2%
Ainsworth Lumber Company, Ltd., PIK (S)	11.000	07/29/15	472,423	$420,456
Catalyst Paper Corp. (H)(S)	11.000	12/15/16	420,000	205,800
Louisiana-Pacific Corp. (S)	7.500	06/01/20	600,000	646,500
Mercer International, Inc.	9.500	12/01/17	395,000	412,775
NewPage Corp. (H)	11.375	12/31/14	325,000	219,375

Telecommunication Services 3.7%				40,011,882

Diversified Telecommunication Services 2.8%
AT&T, Inc.	6.500	09/01/37	3,675,000	4,995,993
Axtel SAB de CV (S)	7.625	02/01/17	52,000	29,640
Axtel SAB de CV	9.000	09/22/19	87,000	49,590
CenturyLink, Inc.	5.800	03/15/22	590,000	626,761
CenturyLink, Inc.	7.650	03/15/42	5,070,000	5,218,232
Cincinnati Bell, Inc.	8.250	10/15/17	660,000	697,950
Cincinnati Bell, Inc.	8.750	03/15/18	470,000	459,425
Crown Castle Towers LLC (S)	4.883	08/15/20	2,825,000	3,107,421
Frontier Communications Corp.	9.000	08/15/31	1,169,000	1,151,465
GXS Worldwide, Inc.	9.750	06/15/15	470,000	480,575
Intelsat Jackson Holdings SA	7.250	04/01/19	545,000	582,469
ITC Deltacom, Inc.	10.500	04/01/16	450,000	484,875
Level 3 Financing, Inc.	10.000	02/01/18	375,000	409,688
Nippon Telegraph & Telephone Corp.	1.400	07/18/17	875,000	881,669
PCCW-HKT Capital No. 4, Ltd.	4.250	02/24/16	209,000	218,374
Telecom Italia Capital SA	5.250	10/01/15	2,775,000	2,768,063
Telefonica Emisiones SAU	4.949	01/15/15	1,700,000	1,666,682
UPC Holding BV (EUR) (D)	8.375	08/15/20	450,000	591,053
UPC Holding BV (S)	9.875	04/15/18	250,000	276,250
Verizon Wireless Capital LLC	8.500	11/15/18	2,400,000	3,344,066
West Corp.	7.875	01/15/19	300,000	319,875
West Corp.	8.625	10/01/18	100,000	109,375
Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07/15/17	916,651	577,490
Windstream Corp.	7.500	04/01/23	935,000	972,400

Media 0.4%
Discovery Communications LLC	3.300	05/15/22	3,250,000	3,386,438
Mediacom LLC	7.250	02/15/22	570,000	592,800

Wireless Telecommunication Services 0.5%
America Movil SAB de CV	2.375	09/08/16	200,000	206,355
America Movil SAB de CV	6.125	03/30/40	2,500,000	3,280,733
Bakrie Telecom Pte, Ltd.	11.500	05/07/15	148,000	90,280
Digicel Group, Ltd.	10.500	04/15/18	134,000	143,045
Matterhorn Mobile Holdings SA (EUR) (D)	8.250	02/15/20	250,000	323,749
Qtel International Finance, Ltd.	4.750	02/16/21	300,000	330,000
Sprint Capital Corp.	8.750	03/15/32	1,010,000	1,007,475
Sprint Nextel Corp. (S)	9.125	03/01/17	445,000	495,063
Syniverse Holdings, Inc.	9.125	01/15/19	125,000	136,563

Utilities 2.6%				27,390,177

Electric Utilities 1.8%
Duke Energy Carolinas LLC	5.300	02/15/40	1,345,000	1,727,293
Edison Mission Energy	7.000	05/15/17	1,275,000	694,875
Edison Mission Energy	7.625	05/15/27	100,000	53,125
Emgesa SA ESP (COP) (D)(S)	8.750	01/25/21	176,000,000	107,970

See notes to financial statements

16

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Utilities (continued)

Emgesa SA ESP (COP) (D)	8.750	01/25/21	129,000,000	$81,499
Empresa Distribuidora y Comercializadora Norte (S)	9.750	10/25/22	152,000	57,000
Exelon Generation Company LLC	4.000	10/01/20	3,065,000	3,178,157
Georgia Power Company	4.300	03/15/42	4,850,000	5,413,856
Korea Electric Power Corp. (S)	3.000	10/05/15	100,000	103,466
Korea Western Power Company Ltd. (S)	3.125	05/10/17	200,000	205,231
Oncor Electric Delivery Company LLC	6.800	09/01/18	2,750,000	3,370,934
PacifiCorp	4.100	02/01/42	1,000,000	1,099,274
PPL Energy Supply LLC	6.500	05/01/18	2,875,000	3,337,803

Gas Utilities 0.1%
Empresa de Energia de Bogota SA (S)	6.125	11/10/21	200,000	213,000
Nakilat, Inc.	6.067	12/31/33	100,000	113,780

Independent Power Producers & Energy Traders 0.4%
Calpine Corp. (S)	7.500	02/15/21	225,000	250,313
Calpine Corp. (S)	7.875	07/31/20	35,000	39,463
Calpine Corp. (S)	7.875	01/15/23	215,000	244,563
Capex SA (S)	10.000	03/10/18	121,000	72,600
DPL, Inc. (S)	7.250	10/15/21	360,000	409,500
Empresas Publicas de Medellin ESP (COP) (D)(S)	8.375	02/01/21	220,000,000	137,750
Empresas Publicas de Medellin ESP (COP) (D)	8.375	02/01/21	48,000,000	30,055
GenOn Energy, Inc.	9.500	10/15/18	555,000	611,888
NRG Energy, Inc.	7.875	05/15/21	325,000	345,313
NRG Energy, Inc.	8.500	06/15/19	900,000	963,000
The AES Corp. (S)	7.375	07/01/21	375,000	428,906
The AES Corp.	8.000	06/01/20	550,000	646,250

Multi-Utilities 0.3%
MidAmerican Energy Holdings Company	5.750	04/01/18	2,870,000	3,453,313

U.S. Government & Agency Obligations 4.3%				$45,884,767

(Cost $45,634,745)

U.S. Government Agency 4.3%				45,884,767

Federal Home Loan Mortgage Corp.
Freddie Mac Pool (C)	4.500	TBA	1,000,000	1,076,077
Freddie Mac Pool (C)	5.000	TBA	1,800,000	1,951,340
Freddie Mac Pool (C)	5.500	TBA	1,125,000	1,228,548
Freddie Mac Pool (C)	6.000	TBA	1,450,000	1,594,013
Freddie Mac Pool (P)	2.526	11/01/36	460,466	494,569
Freddie Mac Pool (P)	3.619	07/01/38	2,998,889	3,196,893
Freddie Mac Pool (P)	5.528	01/01/37	491,236	524,031
Federal National Mortgage Association
Fannie Mae Pool (P)	2.717	04/01/37	1,852,810	1,984,041
Fannie Mae Pool (C)	4.000	TBA	4,600,000	4,932,363
Fannie Mae Pool	4.000	08/01/25	799,602	854,426
Fannie Mae Pool (C)	4.500	TBA	10,900,000	11,790,553
Fannie Mae Pool (P)	4.848	11/01/35	677,759	716,449
Fannie Mae Pool (C)	5.000	TBA	3,000,000	3,246,848
Fannie Mae Pool (P)	5.381	10/01/38	1,109,835	1,192,032
Fannie Mae Pool (C)	5.500	TBA	2,600,000	2,852,413
Fannie Mae Pool (P)	5.809	01/01/37	593,642	638,536
Fannie Mae Pool	6.500	01/01/37	1,372,584	1,547,809

See notes to financial statements

17

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

U.S. Government Agency (continued)

Government National Mortgage Association
Ginnie Mae Pool (C)	4.000	TBA	2,000,000	$2,196,694
Ginnie Mae Pool (C)	5.000	TBA	3,000,000	3,320,670
Ginnie Mae Pool	6.000	08/15/35	485,920	546,462

Foreign Government Obligations 6.0%				$63,670,132

(Cost $60,382,518)

Argentina 0.2%				2,218,920

Republic of Argentina
Bond	8.750	06/02/17	171,343	154,209
Bond (EUR) (D) (P) (Z)	Zero	12/15/35	1,510,409	175,434
Bond (ARS) (D) (P)	5.830	12/31/33	819,643	207,425
Bond (EUR) (D)	7.820	12/31/33	616,192	401,826
Bond (EUR) (D) (P)	7.820	12/31/33	1,333,288	869,453
Bond	8.280	12/31/33	639,024	410,573

Brazil 0.5%				4,951,201

Federative Republic of Brazil
Bond	6.000	05/15/15	861,000	988,998
Bond	7.125	01/20/37	179,000	275,660
Bond	8.250	01/20/34	286,000	479,622
Note	5.875	01/15/19	439,000	542,385
Notas do Tesouro Nacional
Note (BRL) (D)	10.000	01/01/14	1,404,000	708,555
Note (BRL) (D)	10.000	01/01/17	2,830,000	1,437,947
Note (BRL) (D)	10.000	01/01/21	827,000	417,662
Note (BRL) (D)	10.000	01/01/23	200,000	100,372

Colombia 0.4%				4,512,572

Bogota Distrito Capital
Note (COP) (D)	9.750	07/26/28	2,465,000,000	2,015,355
Republic of Colombia
Bond	6.125	01/18/41	151,000	208,758
Bond	7.375	09/18/37	842,000	1,315,625
Bond (COP) (D)	7.750	04/14/21	40,000,000	28,081
Bond	8.125	05/21/24	633,000	944,753

Croatia 0.1%				966,919

Republic of Croatia
Bond (S)	6.250	04/27/17	255,000	263,619
Bond (S)	6.375	03/24/21	200,000	204,250
Bond	6.625	07/14/20	187,000	192,610
Bond (S)	6.625	07/14/20	113,000	116,390
Bond	6.750	11/05/19	181,000	190,050

El Salvador 0.1%				480,771

Republic of El Salvador
Bond (S)	7.375	12/01/19	180,000	202,320
Bond	7.750	01/24/23	54,000	61,101
Bond	8.250	04/10/32	189,000	217,350

See notes to financial statements

18

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Ghana 0.0%				$114,240

Republic of Ghana
Bond	8.500	10/04/17	102,000	114,240

Hungary 0.1%				1,317,338

Government of Hungary
Bond (HUF) (D)	5.500	02/12/14	7,190,000	30,656
Bond (HUF) (D)	6.750	02/12/13	10,700,000	46,566
Bond (HUF) (D)	6.750	11/24/17	32,570,000	137,886
Bond (HUF) (D)	7.000	06/24/22	22,000,000	93,253
Bond (HUF) (D)	7.500	10/24/13	40,680,000	178,283
Republic of Hungary
Bond (EUR) (D)	3.500	07/18/16	272,000	301,302
Bond (EUR) (D)	4.375	07/04/17	158,000	174,555
Bond (EUR) (D)	4.500	01/29/14	131,000	159,909
Bond (GBP) (D)	5.000	03/30/16	37,000	52,209
Bond (GBP) (D)	5.500	05/06/14	11,000	16,915
Bond (EUR) (D)	5.750	06/11/18	53,000	61,129
Bond (HUF) (D)	6.750	02/24/17	15,210,000	64,675

Indonesia 0.2%				1,875,216

Republic of Indonesia
Bond	5.875	03/13/20	104,000	124,020
Bond	11.625	03/04/19	579,000	878,633
Bond (S)	11.625	03/04/19	575,000	872,563

Iraq 0.1%				1,407,343

Republic of Iraq
Bond	5.800	01/15/28	1,613,000	1,407,343

Lithuania 0.1%				1,512,610

Republic of Lithuania
Bond	6.125	03/09/21	534,000	610,789
Bond (S)	6.625	02/01/22	554,000	657,321
Bond	7.375	02/11/20	200,000	244,500

Malaysia 0.3%				3,590,476

Government of Malaysia
Bond (MYR) (D)	3.418	08/15/22	610,000	195,333
Bond (MYR) (D)	3.835	08/12/15	3,170,000	1,035,325
Bond (MYR) (D)	4.012	09/15/17	3,740,000	1,240,101
Bond (MYR) (D)	4.160	07/15/21	220,000	74,522
Bond (MYR) (D)	4.262	09/15/16	1,955,000	652,070
Bond (MYR) (D)	4.392	04/15/26	360,000	125,354
Bond	5.625	03/15/16	239,000	267,771

Mexico 0.6%				6,739,981

Government of Mexico
Bond (MXN) (D)	2.500	12/10/20	18,488,951	1,547,572
Bond (MXN) (D)	3.500	12/14/17	1,621,001	140,594
Bond (MXN) (D)	4.000	06/13/19	1,573,325	142,744
Bond (MXN) (D)	5.000	06/16/16	1,573,325	138,685
Bond	5.125	01/15/20	14,000	16,800
Bond	5.750	10/12/10	1,264,000	1,580,000
Bond	6.050	01/11/40	630,000	871,605
Bond (MXN) (D)	6.500	06/10/21	11,459,000	946,666
Bond (MXN) (D)	6.500	06/09/22	1,000,000	82,649

See notes to financial statements

19

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Mexico (continued)

Bond	6.750	09/27/34	203,000	$294,350
Bond (MXN) (D)	7.750	12/14/17	3,010,000	256,641
Bond (MXN) (D)	7.750	05/29/31	4,850,000	432,829
Bond (MXN) (D)	7.750	11/13/42	190,000	16,722
Bond (MXN) (D)	8.000	12/17/15	360,000	29,778
Bond (MXN) (D)	8.500	05/31/29	2,200,000	210,073
Bond (MXN) (D)	8.500	11/18/38	340,000	32,273

Panama 0.2%				2,224,224

Republic of Panama
Bond	5.200	01/30/20	911,000	1,084,090
Bond	6.700	01/26/36	494,000	699,504
Bond	8.875	09/30/27	217,000	349,370
Bond	9.375	04/01/29	54,000	91,260

Peru 0.1%				1,142,448

Republic of Peru
Bond	5.625	11/18/50	271,000	357,043
Bond	7.350	07/21/25	375,000	547,500
Bond (PEN) (D)	7.840	08/12/20	290,000	133,438
Bond (PEN) (D)	8.200	08/12/26	210,000	104,467

Philippines 0.2%				1,521,800

Republic of Philippines
Bond	7.500	09/25/24	100,000	139,500
Bond	7.750	01/14/31	920,000	1,382,300

Poland 0.5%				5,499,850

Republic of Poland
Bond (PLN) (D) (Z)	Zero	01/25/13	2,870,000	841,538
Bond (PLN) (D) (Z)	Zero	01/25/14	2,580,000	726,309
Bond (PLN) (D)	3.000	08/24/16	2,352,664	728,154
Bond	5.000	03/23/22	185,000	211,825
Bond	5.125	04/21/21	569,000	652,928
Bond (PLN) (D)	5.250	10/25/20	880,000	272,309
Bond (PLN) (D)	5.500	04/25/15	250,000	77,248
Bond (PLN) (D)	5.750	10/25/21	830,000	264,390
Bond (PLN) (D)	5.750	09/23/22	620,000	197,830
Bond (PLN) (D)	6.250	10/24/15	90,000	28,534
Bond	6.375	07/15/19	1,226,000	1,498,785

Qatar 0.1%				1,205,259

Government of Qatar
Bond	5.250	01/20/20	501,000	589,427
Bond	5.750	01/20/42	229,000	294,838
Bond	6.550	04/09/19	255,000	320,994

Romania 0.0%				435,690

Government of Romania
Bond	6.750	02/07/22	412,000	435,690

Russia 0.5%				4,839,559

Government of Russia
Eurobond	7.500	03/31/30	2,905,793	3,606,961
Eurobond (RUB) (D)	7.850	03/10/18	5,000,000	165,798
Eurobond	12.750	06/24/28	560,000	1,066,800

See notes to financial statements

20

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Slovakia 0.1%				$503,670

Government of Slovakia (S)
Bond	4.375	05/21/22	489,000	503,670

South Africa 0.5%				5,277,629

Republic of South Africa
Bond	4.665	01/17/24	117,000	131,918
Bond	5.500	03/09/20	461,000	548,590
Bond	6.250	03/08/41	638,000	861,300
Bond (ZAR) (D)	6.750	03/31/21	13,500,000	1,638,489
Bond	6.875	05/27/19	283,000	359,410
Bond (ZAR) (D)	7.000	02/28/31	4,200,000	466,765
Bond (ZAR) (D)	8.000	12/21/18	4,050,000	533,733
Bond (ZAR) (D)	10.500	12/21/26	420,000	64,754
Bond (ZAR) (D)	13.500	09/15/15	4,545,000	672,670

South Korea 0.0%				217,196

Export-Import Bank of Korea	4.375	09/15/21	200,000	217,196

Thailand 0.2%				1,775,230

Kingdom of Thailand
Bond (THB) (D)	1.200	07/14/21	8,946,564	285,526
Bond (THB) (D)	2.800	10/10/17	2,320,000	71,989
Bond (THB) (D)	3.125	12/11/15	22,440,000	711,536
Bond (THB) (D)	3.250	06/16/17	9,430,000	299,206
Bond (THB) (D)	3.625	05/22/15	7,660,000	246,410
Bond (THB) (D)	3.650	12/17/21	4,930,000	160,563

Turkey 0.5%				5,664,811

Republic of Turkey
Bond (TRY) (D) (Z)	Zero	05/15/13	870,000	457,469
Bond (TRY) (D) (Z)	Zero	07/17/13	740,000	384,107
Bond (TRY) (D)	4.000	04/29/15	245,532	141,449
Bond (TRY) (D)	4.500	02/11/15	424,095	246,445
Bond	5.125	03/25/22	226,000	247,188
Bond	6.250	09/26/22	485,000	578,969
Bond	6.750	04/03/18	317,000	373,268
Bond	7.000	06/05/20	83,000	102,090
Bond	7.250	03/15/15	590,000	655,638
Bond	7.250	03/05/38	493,000	657,849
Bond (TRY) (D)	8.000	01/29/14	160,000	89,501
Bond (TRY) (D)	9.000	03/05/14	800,000	455,258
Bond (TRY) (D)	9.000	05/21/14	549,007	339,373
Bond (TRY) (D)	9.000	01/27/16	980,000	564,298
Bond (TRY) (D)	9.000	03/08/17	640,000	371,909

Ukraine 0.2%				1,534,125

Republic of Ukraine
Bond	6.580	11/21/16	544,000	498,995
Bond (S)	6.875	09/23/15	100,000	94,855
Bond	7.650	06/11/13	945,000	940,275

Uruguay 0.1%				1,048,191

Republic of Uruguay
Bond	7.625	03/21/36	300,200	462,308
Bond	7.875	01/15/33	134,955	208,168
Bond	8.000	11/18/22	258,709	377,715

See notes to financial statements

21

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity
	Rate (%)	date	Par value^	Value
Venezuela 0.1%				$1,092,863

Republic of Venezuela
Bond	8.500	10/08/14	685,000	679,863
Bond	13.625	08/15/18	400,000	413,000

Capital Preferred Securities 0.3%				$3,532,303

(Cost $3,310,666)

Financials 0.3%				3,378,274

Standard Chartered PLC (6.409% to 01/30/2017, then 3
month LIBOR + 1.510%) (Q)(S)	6.409	01/30/17	3,500,000	3,378,274

Industrials 0.0%				154,029

Hutchison Whampoa International 10, Ltd. (P)(Q)	6.000	01/13/22	149,000	154,029

Convertible Bonds 1.2%				$13,220,031

(Cost $14,178,785)

Consumer Discretionary 0.2%				2,088,367

Auto Components 0.1%
TRW Automotive, Inc.	3.500	12/01/15	523,000	795,614

Hotels, Restaurants & Leisure 0.0%
Home Inns & Hotels Management, Inc.	2.000	12/15/15	98,000	78,890

Specialty Retail 0.1%
RadioShack Corp. (S)	2.500	08/01/13	1,345,000	1,213,863

Consumer Staples 0.1%				1,094,581

Food Products 0.1%
Smithfield Foods, Inc.	4.000	06/30/13	497,000	524,956
Tyson Foods, Inc.	3.250	10/15/13	525,000	569,625

Energy 0.1%				1,445,479

Energy Equipment & Services 0.1%
Newpark Resources, Inc.	4.000	10/01/17	364,000	365,820
Subsea 7 SA	2.250	10/11/13	600,000	670,500

Oil, Gas & Consumable Fuels 0.0%
Stone Energy Corp. (S)	1.750	03/01/17	429,000	409,159

Health Care 0.0%				346,203

Biotechnology 0.0%
Dendreon Corp.	2.875	01/15/16	511,000	346,203

Industrials 0.2%				1,761,646

Airlines 0.1%
AirTran Holdings, Inc.	5.250	11/01/16	322,000	411,758

Machinery 0.1%
Altra Holdings, Inc.	2.750	03/01/31	596,000	560,240
Greenbrier Companies, Inc.	3.500	04/01/18	886,000	789,648

Information Technology 0.5%				5,721,866

Communications Equipment 0.2%
Alcatel-Lucent (EUR) (D)	5.000	01/01/15	135,660	125,574
Alcatel-Lucent USA, Inc., Series A	2.875	06/15/23	880,000	578,600

See notes to financial statements

22

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity
	Rate (%)	date	Par value^	Value

Information Technology (continued)

Ciena Corp. (S)	4.000	03/15/15	465,000	$516,731
Comtech Telecommunications Corp.	3.000	05/01/29	513,000	536,726

Internet Software & Services 0.0%
WebMD Health Corp.	2.500	01/31/18	483,000	391,834

Semiconductors & Semiconductor Equipment 0.1%
Micron Technology, Inc. (S)	1.500	08/01/31	450,000	406,688
Micron Technology, Inc.	1.875	06/01/27	307,000	271,695
ON Semiconductor Corp.	2.625	12/15/26	674,000	690,008

Software 0.2%
Callidus Software, Inc.	4.750	06/01/16	461,000	428,872
Mentor Graphics Corp.	4.000	04/01/31	457,000	501,558
Symantec Corp.	1.000	06/15/13	1,232,000	1,273,580

Materials 0.1%				761,889

Construction Materials 0.0%
Cemex SAB de CV	3.750	03/15/18	275,000	237,188

Containers & Packaging 0.0%
Owens-Brockway Glass Container, Inc. (S)	3.000	06/01/15	191,000	183,838

Metals & Mining 0.1%
RTI International Metals, Inc.	3.000	12/01/15	335,000	340,863

Structured Notes (K) 0.5%				$5,496,602

(Cost $5,630,176)

Brazil 0.1%				837,595

Federative Republic of Brazil (HSBC Bank PLC)
Note (BRL) (D)	10.000	01/01/17	300,000	151,255
Federative Republic of Brazil (JPMorgan Chase & Company)
Note (BRL) (D)	6.000	08/16/12	600,000	686,340

Colombia 0.1%				609,374

Republic of Colombia (Citigroup Funding, Inc.)
Note (COP) (D) (S)	10.000	07/25/24	208,000,000	146,932
Note (COP) (D)	11.000	07/27/20	650,000,000	462,442

Indonesia 0.1%				1,684,056

Republic of Indonesia (Barclays Bank PLC)
Note (IDR) (D)	11.500	09/18/19	4,670,000,000	658,488
Republic of Indonesia (Deutsche Bank AG)
Note (IDR) (D) (S)	7.000	05/17/22	1,400,000,000	161,917
Republic of Indonesia (JPMorgan Chase & Company)
Note (IDR) (D)	8.250	06/17/32	6,820,000,000	863,651

Russia 0.2%				2,073,077

Government of Russia (Credit Suisse)
Bond (RUB) (D) (S)	7.000	06/03/15	18,700,000	578,300
Bond (RUB) (D)	7.500	03/15/18	5,100,000	152,983
Bond (RUB) (D)	7.600	04/14/21	14,000,000	428,391
Government of Russia (Deutsche Bank AG)
Bond (RUB) (D)	7.350	01/20/16	10,000,000	309,872
Government of Russia (HSBC Bank PLC)
Bond (RUB) (D) (S)	7.350	01/21/16	9,000,000	279,305
Government of Russia (JPMorgan Chase Bank NA)
Bond (RUB) (D) (S)	7.350	01/22/16	3,500,000	108,619

See notes to financial statements

23

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Russia (continued)

Bond (RUB) (D) (S)	7.600	04/16/21	7,000,000	$215,607

United Kingdom 0.0%				292,500

Cablevision SA (Deutsche Bank AG)
Bond (S)	9.375	02/13/18	390,000	292,500

Term Loans (M) 19.5%				$208,443,976

(Cost $210,042,263)

Consumer Discretionary 6.3%				67,102,213

Auto Components 0.4%
Allison Transmission, Inc.	2.750	08/07/14	1,081,760	1,077,020
The Goodyear Tire & Rubber Company	4.750	04/30/19	3,020,000	2,979,985

Automobiles 0.2%
Chrysler Group LLC	6.000	05/24/17	2,025,970	2,055,094

Diversified Consumer Services 0.2%
SSI Investments II, Ltd.	6.500	05/26/17	1,963,197	1,973,013

Health Care Providers & Services 0.3%
United Surgical Partners International, Inc.	6.000	04/03/19	3,026,415	3,011,283

Hotels, Restaurants & Leisure 1.0%
Boyd Gaming Corp.	6.000	12/17/15	1,340,625	1,345,403
Caesars Entertainment Operating Company, Inc.	5.496	01/26/18	3,428,800	3,014,011
CCM Merger, Inc.	6.000	03/01/17	3,275,898	3,244,777
Pinnacle Entertainment, Inc.	4.000	03/19/19	1,599,990	1,594,990
Wendy's International, Inc.	4.750	05/15/19	1,972,000	1,971,178

Media 3.1%
Acosta, Inc.	5.752	03/01/18	1,008,720	1,009,980
Advantage Sales & Marketing LLC	5.250	12/18/17	1,811,549	1,801,585
Advantage Sales & Marketing LLC	9.250	06/18/18	710,000	701,569
Cequel Communications LLC	4.000	02/14/19	1,581,038	1,562,016
Charter Communications Operating LLC	4.000	05/15/19	3,320,678	3,314,451
Cumulus Media Holdings, Inc.	5.750	09/17/18	2,810,075	2,817,803
Getty Images, Inc.	5.250	11/07/16	2,486,657	2,490,263
Hubbard Broadcasting, Inc.	5.250	04/28/17	1,079,692	1,085,090
Interactive Data Corp.	4.500	02/12/18	2,484,432	2,479,438
Lin Television Corp.	5.000	12/21/18	980,075	984,975
MCC Georgia LLC	4.500	10/23/17	1,941,656	1,927,093
RH Donnelley, Inc.	9.000	10/24/14	1,527,773	727,602
Sinclair Television Group, Inc.	4.000	10/28/16	2,329,361	2,329,361
Univision Communications, Inc.	4.496	03/31/17	5,555,613	5,321,816
UPC Financing Partnership	4.750	12/29/17	1,483,000	1,483,000
Visant Corp.	5.250	12/22/16	2,129,590	2,065,702
WideOpenWest Finance LLC	6.250	07/12/18	992,260	984,818

Multiline Retail 0.8%
BJ's Wholesale Club, Inc.	5.250	09/28/18	2,970,038	2,981,175
Lord & Taylor LLC	5.750	01/11/19	2,552,175	2,558,555
The Neiman Marcus Group, Inc.	4.750	05/16/18	2,664,000	2,641,060

Specialty Retail 0.3%
Amscan Holdings	5.750	07/10/19	1,984,608	1,986,380
Toys R Us - Delaware, Inc.	6.000	09/01/16	1,670,250	1,581,727

See notes to financial statements

24

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Consumer Staples 1.3%				$14,342,634

Food Products 0.7%
Del Monte Corp.	4.500	03/08/18	4,113,863	4,039,299
Dole Food Company, Inc.	5.023	07/06/18	1,266,701	1,267,889
Dole Food Company, Inc.	5.038	07/06/18	707,861	708,525
Pierre Foods, Inc.	7.000	09/30/16	2,087,812	2,092,381

Household Products 0.3%
Reynolds Group Holdings, Inc.	6.500	02/09/18	1,997,409	2,015,164
Reynolds Group Holdings, Inc.	6.500	08/09/18	1,213,499	1,226,203

Personal Products 0.3%
Revlon Consumer Products Corp.	4.750	11/17/17	3,008,215	2,993,173

Energy 0.6%				6,917,638

Energy Equipment & Services 0.1%
EP Energy LLC	6.500	05/24/18	1,090,000	1,102,263

Oil, Gas & Consumable Fuels 0.5%
Arch Coal, Inc.	5.750	05/16/18	2,869,000	2,820,586
Energy Transfer Equity LP	3.750	03/24/17	1,072,000	1,055,250
MEG Energy Corp.	4.000	03/16/18	1,939,055	1,939,539

Financials 0.9%				9,763,863

Diversified Financial Services 0.6%
Fox Acquisition Sub LLC	4.750	07/14/15	3,807,218	3,800,080
GMACM Borrower LLC	5.000	11/14/13	2,576,333	2,590,289
GMACM Borrower LLC	6.750	11/14/13	515,000	520,579

Real Estate Investment Trusts 0.3%
iStar Financial, Inc.	5.000	06/28/13	814,133	811,895
iStar Financial, Inc.	7.000	06/30/14	2,040,000	2,041,020

Health Care 2.0%				21,379,223

Health Care Equipment & Supplies 0.5%
Hologic, Inc. (T)	—	07/19/19	1,581,291	1,591,174
Kinetic Concepts, Inc.	7.000	05/04/18	2,564,028	2,596,078
US Renal Care, Inc.	6.253	07/02/19	1,250,310	1,259,687

Health Care Providers & Services 1.1%
Community Health Systems, Inc.	2.577	07/25/14	1,470,825	1,465,300
DaVita, Inc.	4.500	10/20/16	2,199,732	2,203,857
Emergency Medical Services Corp.	5.250	05/25/18	2,762,224	2,758,080
Golden Gate National Senior Care LLC	5.000	05/04/18	1,509,740	1,447,463
IASIS Healthcare LLC	5.000	05/03/18	2,440,237	2,429,561
Vanguard Health Holding Company II LLC	5.000	01/29/16	1,931,138	1,921,482

Life Sciences Tools & Services 0.2%
Pharmaceutical Product Development, Inc.	6.250	12/05/18	1,533,412	1,549,386

Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc.	4.750	02/13/19	2,155,000	2,157,155

See notes to financial statements

25

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Industrials 1.6%				$16,547,125

Aerospace & Defense 0.8%
DAE Aviation Holdings, Inc.	5.450	07/31/14	1,694,823	1,686,349
Sequa Corp.	3.720	12/03/14	3,878,447	3,810,574
Sequa Corp.	6.250	12/03/14	900,475	899,349
TransDigm, Inc.	4.000	02/14/17	1,773,000	1,773,555

Building Products 0.2%
Goodman Global, Inc.	5.750	10/28/16	1,006,231	1,005,471
Goodman Global, Inc.	9.000	10/30/17	687,909	696,795

Industrial Conglomerates 0.2%
Bakrie & Brothers Tbk PT	15.000	01/18/13	128,297	100,071
Tomkins LLC	4.250	09/29/16	2,455,104	2,459,197

Machinery 0.2%
Rexnord LLC	5.000	04/02/18	2,521,330	2,534,726

Road & Rail 0.2%
RailAmerica, Inc.	4.000	03/01/19	1,581,038	1,581,038

Information Technology 2.0%				21,680,056

Communications Equipment 0.1%
CommScope, Inc.	4.250	01/12/18	1,596,678	1,593,186

IT Services 0.2%
Booz Allen Hamilton, Inc. (T)	—	08/11/19	2,110,000	2,111,266

Semiconductors & Semiconductor Equipment 0.8%
Freescale Semiconductor, Inc.	4.495	12/01/16	1,563,591	1,466,843
Microsemi Corp.	4.000	02/02/18	2,361,285	2,345,542
NXP Funding LLC	4.500	03/03/17	2,508,250	2,472,716
NXP Funding LLC	5.500	03/03/17	2,227,170	2,224,386

Software 0.9%
First Data Corp.	4.247	03/23/18	5,795,632	5,393,560
Lawson Software, Inc.	6.250	04/05/18	2,586,518	2,608,343
Paradigm Ltd. (T)	—	07/24/19	1,484,000	1,464,214

Materials 1.8%				18,963,643

Chemicals 1.3%
Chemtura Corp.	5.500	08/27/16	2,238,518	2,242,017
Hexion Specialty Chemicals BV	4.250	05/05/15	791,939	768,181
Ineos US Finance LLC	6.500	05/04/18	4,060,823	3,975,257
Momentive Specialty Chemicals, Inc.	4.000	05/05/15	1,849,151	1,793,677
OM Group, Inc.	5.750	08/02/17	816,828	813,424
Styron LLC	6.076	08/02/17	4,505,019	4,186,852

Metals & Mining 0.2%
Novelis, Inc.	4.000	03/10/17	2,327,357	2,308,156

Paper & Forest Products 0.3%
Ainsworth Lumber Company, Ltd.	5.250	06/26/14	3,023,473	2,876,079

Telecommunication Services 1.9%				20,353,484

Diversified Telecommunication Services 1.4%
Crown Castle Operating Company	4.000	01/31/19	1,659,156	1,654,386

See notes to financial statements

26

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Telecommunication Services (continued)

Intelsat Jackson Holdings SA	5.250	04/02/18	2,912,224	$2,913,135
Level 3 Financing, Inc.	2.647	03/13/14	2,924,000	2,912,123
Level 3 Financing, Inc.	5.750	08/31/18	1,000,000	1,002,917
Syniverse Holdings, Inc.	5.000	04/23/19	2,825,000	2,810,875
Telesat Canada	4.250	03/28/19	3,560,000	3,540,292

Internet Software & Services 0.3%
Atlantic Broadband Finance LLC	5.250	04/04/19	2,239,000	2,247,396
Fibertech Networks LLC	5.750	11/30/16	1,361,272	1,361,272

Media 0.2%
Bragg Communications, Inc.	4.000	02/28/18	1,913,480	1,911,088

Utilities 1.1%				11,394,097

Electric Utilities 0.6%
Texas Competitive Electric Holdings Company LLC	4.746	10/10/17	9,988,544	6,342,726

Independent Power Producers & Energy Traders 0.5%
Calpine Corp.	4.500	04/02/18	2,256,438	2,261,375
GenOn Energy, Inc.	6.000	12/01/17	2,768,081	2,789,996

Collateralized Mortgage Obligations 17.0%				$181,333,729

(Cost $176,530,520)

Commercial & Residential 16.8%				179,098,148

7 WTC Depositor LLC Trust
Series 2012-7WTC, Class A (S)	4.082	03/13/31	1,500,000	1,562,549
American General Mortgage Loan Trust
Series 2010-1A, Class A2 (S)	5.650	03/25/58	7,000,000	7,365,799
American Home Mortgage Assets
Series 2007-1, Class A1 (P)	0.847	02/25/47	5,857,477	2,822,771
BAMLL-DB Trust
Series 2012-OSI , Class A1 (S)	2.343	04/13/29	3,792,051	3,818,235
BCAP LLC Trust
Series 2009, Class 7A1 (S)	6.120	08/26/36	2,547,308	2,545,545
Series 2011, Class 21A5 (S)	3.105	06/26/34	4,304,960	4,259,879
BCRR Trust
Series 2009-1, Class 2A1 (S)	5.858	07/17/40	3,200,000	3,701,763
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A4A (P)	5.144	10/12/42	2,240,000	2,496,612
Citigroup Mortgage Loan Trust, Inc.
Series 2010-8, Class 5A6 (S)	4.000	11/25/36	6,637,322	6,809,627
Series 2010-8, Class 6A6 (S)	4.500	12/25/36	6,494,557	6,685,464
Series 2012-1, Class 1A1 (P) (S)	0.616	06/25/35	5,450,000	4,929,443
Commercial Mortgage Pass Through Certificates
Series 2006, Class C8	5.377	12/10/46	3,950,000	2,846,398
Series 2007-C9, Class A4 (P)	5.811	12/10/49	2,475,000	2,912,595
Countrywide Alternative Loan Trust
Series 2005-51, Class 1A2A (P)	0.537	11/20/35	195,932	193,627
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (P)	0.496	02/25/36	3,149,371	2,004,106
Series 2004-25, Class 1A1 (P)	0.576	02/25/35	4,414,883	3,535,615
Series 2004-25, Class 2A1 (P)	0.586	02/25/35	6,193,178	4,688,843
Credit Suisse Mortgage Capital Certificates
Series 2010-16, Class A3 (P) (S)	3.873	06/25/50	2,450,000	2,240,655

See notes to financial statements

27

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Commercial & Residential (continued)

Series 2010-20R, Class 5A6 (P) (S)	3.500	09/27/35	4,050,011	$4,006,230
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2007-OA2, Class A1 (P)	0.918	04/25/47	2,974,483	1,999,694
Extended Stay America Trust
Series 2010-ESHA, Class A (S)	2.951	11/05/27	8,016,092	8,088,597
Series 2010-ESHA, Class B (S)	4.221	11/05/27	3,750,000	3,797,730
First Horizon Alternative Mortgage Securities
Series 2005-AA12, Class 1A1 (P)	2.574	02/25/36	2,945,885	2,124,410
FREMF Mortgage Trust
Series 2011-K701, Class C (P) (S)	4.287	07/25/48	6,125,000	5,808,001
GS Mortgage Securities Corp. II
Series 2007, Class G10 (P)	5.790	08/10/45	5,325,000	4,868,626
Harborview Mortgage Loan Trust
Series 2007-3, Class 2A1A (P)	0.447	05/19/47	4,339,644	2,836,556
Indymac INDA Mortgage Loan Trust
Series 2005-AR2, Class 1A1 (P)	2.548	01/25/36	1,655,799	1,315,302
Indymac Index Mortgage Loan Trust
Series 2005-16IP, Class A1 (P)	0.566	07/25/45	2,959,390	2,109,989
Jefferies & Company, Inc.
Series 2008-R1, Class A (P) (S)	8.341	06/25/47	3,298,310	2,484,037
Series 2009-R2, Class 4A (P) (S)	2.833	05/26/37	2,354,216	2,326,205
Series 2009-R9, Class 1A1 (P) (S)	2.588	08/26/46	1,892,560	1,861,908
Series 2010-R8, Class 1A1 (P) (S)	0.445	02/26/47	2,186,388	2,117,594
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB13, Class A2FX (S)	5.130	01/12/43	950,344	952,445
Series 2006-LDP9, Class AJ	5.411	05/15/47	4,725,000	3,308,180
Series 2010-C1, Class A1 (S)	3.853	06/15/43	2,725,386	2,893,905
Series 2011-CCHP, Class A (P) (S)	2.600	07/15/28	599,976	599,984
JPMorgan Re-REMIC
Series 2009-12, Class 1A1 (P) (S)	5.788	07/26/37	681,078	699,551
Series 2011-2 , Class 1A3 (P) (S)	0.896	08/26/37	4,612,027	4,414,480
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class A4	5.372	09/15/39	526,000	602,769
Lehman XS Trust
Series 2007-4N, Class 3A2A (P)	0.897	03/25/47	875,933	555,424
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A (P)	0.369	12/12/49	962,502	960,020
Morgan Stanley Reremic Trust
Series 2011-KEYA, Class 1A (S)	4.250	12/19/40	4,271,845	4,302,483
MortgageIT Trust
Series 2004-2, Class A1 (P)	0.616	12/25/34	2,524,695	2,320,841
Nomura Resecuritization Trust
Series 2011-1RA, Class 1A5 (P) (S)	2.520	03/26/36	4,362,659	4,303,192
OBP Depositor LLC Trust
Series 2010-OBP, Class A (S)	4.646	07/15/45	2,500,000	2,929,108
Structured Asset Mortgage Investments, Inc.
Series 2005-AR6, Class 2A1 (P)	0.556	09/25/45	4,290,043	2,697,849
WaMu Mortgage Pass Through Certificates
Series 2004-AR8, Class A1 (P)	0.670	06/25/44	2,225,692	1,677,348
Series 2005-11, Class A1 (P)	0.566	08/25/45	4,752,114	4,140,189
Series 2005-AR1, Class A1A (P)	0.566	01/25/45	2,095,809	1,864,980
Series 2005-AR13, Class A1B2 (P)	0.676	10/25/45	2,486,394	1,892,601
Series 2005-AR17, Class A1A2 (P)	0.536	12/25/45	3,602,507	2,921,269
Series 2005-AR19, Class A1A1 (P)	0.516	12/25/45	4,063,312	3,416,063

See notes to financial statements

28

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Commercial & Residential (continued)

Series 2005-AR6, Class 2A1A (P)	0.476	04/25/45	5,766,626	$4,998,223
Series 2005-AR8, Class 1A (P)	0.516	07/25/45	4,080,207	3,543,529
Series 2005-AR9, Class A1A (P)	0.566	07/25/45	2,681,022	2,270,850
WaMu Mortgage Pass-Through Certificates
Series 2005-AR13, Class A1A1 (P)	0.536	10/25/45	4,436,702	3,771,747
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR12, Class 2A6 (P)	2.617	06/25/35	1,926,220	1,911,488
Series 2005-AR4, Class 2A2 (P)	2.685	04/25/35	3,260,612	3,058,826
Series 2005-AR9, Class 3A1 (P)	2.675	06/25/34	939,371	926,399

U.S. Government Agency 0.2%				2,235,581

Federal Home Loan Mortgage Corp.
Freddie Mac Series 3733, Class A	4.000	04/15/28	1,005,770	1,038,763
Freddie Mac Series 3829 IO	4.500	08/15/39	8,326,622	1,196,818

Asset Backed Securities 3.9%				$41,636,891

(Cost $41,194,518)

Cabela's Master Credit Card Trust
Series 2010-2A, Class A1 (S)	2.290	09/17/18	3,000,000	3,131,571
Carrington Mortgage Loan Trust
Series 2006-FRE1, Class A2 (P)	0.356	07/25/36	3,696,626	3,428,402
Countrywide Asset-Backed Certificates
Series 2007-1, Class 2A1 (P)	0.296	07/25/37	129,030	127,896
GSAMP Trust
Series 2007-HE2, Class A2A (P)	0.366	03/25/47	1,816,234	1,682,200
Long Beach Mortgage Loan Trust
Series 2005-WL2, Class M1 (P)	0.716	08/25/35	3,776,308	3,625,437
Nationstar Home Equity Loan Trust
Series 2007-A, Class AV2 (P)	0.346	03/25/37	3,395,689	3,386,847
SLC Student Loan Trust
Series 2010-B, Class A1 (P) (S)	4.000	07/15/42	1,875,988	1,895,522
SLM Student Loan Trust
Series 20011-1, Class A1 (P)	0.766	03/25/26	4,237,546	4,233,739
Series 2012-C, Class A1 (P) (S)	1.349	08/15/23	6,486,362	6,498,158
Soundview Home Equity Loan Trust
Series 2005-OPT3, Class A4 (P)	0.546	11/25/35	1,981,032	1,855,219
Structured Asset Securities Corp.
Series 2006-BC6, Class A2 (P)	0.326	01/25/37	77,112	76,960
Series 2007-BC3, Class 2A1 (P)	0.306	05/25/47	3,117,031	3,046,474
Series 2008-BC4, Class A3 (P)	0.496	11/25/37	3,932,659	3,641,796
TAL Advantage LLC
Series 2010-2A, Class A (S)	4.300	10/20/25	2,557,500	2,668,282
Series 2011-1A, Class A (S)	4.600	01/20/26	2,252,500	2,338,388

			Shares	Value

Common Stocks 0.0%				$4

(Cost $607,055)

Industrials 0.0%				4

Air Freight & Logistics 0.0%
General Maritime Corp.			417	4

See notes to financial statements

29

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

		Shares	Value

Preferred Securities 0.1%			$1,441,892

(Cost $1,681,128)

Energy 0.1%			1,249,689

Oil, Gas & Consumable Fuels 0.1%
Apache Corp., Series D, 6.000%		13,780	669,295
SandRidge Energy, Inc., 8.500%		5,395	580,394

Financials 0.0%			104,601

Insurance 0.0%
Hartford Financial Services Group, Inc., Series F, 7.250%		5,950	104,601

Materials 0.0%			87,602

Metals & Mining 0.0%
Molycorp, Inc., 5.500%		1,840	87,602

		Shares	Value

Warrants 0.0%			$0

(Cost $0)

Industrials 0.0%			0

General Maritime Corp. (I)		646	0

	Yield	Shares	Value

Short-Term Investments 5.7%			$60,973,828

(Cost $60,973,828)

Money Market Funds 5.7%			60,866,612

State Street Institutional Liquid Reserves Fund	0.1930%(Y)	60,866,612	60,866,612

		Par value^	Value
Repurchase Agreement 0.0%			107,216

Repurchase Agreement with State Street Corp., dated 7-31-12 at 0.010% to be repurchased at $3,831,163 on 8-1-12, collateralized by $3,563,900 U.S. Treasury
Notes, 1.500%-4.250% due 11/15/14-07/16/31 (valued at $3,563,900, including
interest)		107,216	$107,216

Total investments (Cost $1,068,369,318)† 102.6%			$1,097,710,423

Other assets and liabilities, net (2.6%)			($28,115,314)

Total net assets 100.0%			$1,069,595,109

^The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint

See notes to financial statements

30

Multi Sector Bond Fund
Fund’s investments
As of 7-31-12

IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

Notes to Portfolio of Investments

IO Interest Only Security – Interest Tranche of Stripped Mortgage Pool. Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Payment-in-kind

TBA To Be Announced

(C) Security purchased on a when-issued or delayed delivery.

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(H) Non-income producing - Issuer is in default.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $184,411,111 or 17.2% of the Fund's net assets as of 7-31-12.

(T) A portion of this position represents unsettled loan commitment at period end where the coupon rate will be determined at time of settlement.

(Y) The rate shown is the annualized seven-day yield as of 7-31-12.

(Z) Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $1,071,826,517. Net unrealized appreciation aggregated $25,883,906, of which $39,950,283 related to appreciated investment securities and $14,066,377 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of net assets on 7-31-12:
United States	81.0%
Canada	3.0%
United Kingdom	2.3%
Luxembourg	1.6%
Mexico	1.1%
Cayman Islands	0.9%
France	0.8%
Russia	0.6%
Netherlands	0.6%
Brazil	0.6%
Other Countries	7.5%

See notes to financial statements

31

Multi Sector Bond Fund

Statement of Assets and Liabilities — July 31, 2012

Assets

Investments, at value (Cost $1,068,369,318)	$1,097,710,423
Foreign currency, at value (Cost $149,811)	150,086
Cash held at broker for futures contracts	2,360,305
Cash collateral for swap contracts	3,633,000
Receivable for investments sold	2,276,369
Receivable for delayed delivery securities sold	4,131,394
Receivable for fund shares sold	126,504
Receivable for forward foreign currency
exchange contracts	22,766
Swap contracts, at value (includes net
unamortized upfront amounts paid/received of
$5,004,969)	2,247,434
Dividends and interest receivable	9,569,499
Other receivables and prepaid expenses	1,303

Total assets	1,122,229,083

Liabilities

Payable for collateral held by Fund for swap
contracts	1,590,000
Payable for investments purchased	8,343,764
Payable for delayed delivery securities
purchased	38,250,115
Payable for forward foreign currency exchange
contracts	105,680
Swap contracts, at value (includes net
unamortized upfront amounts paid/received of
$2,346,096)	4,059,977
Payable for futures variation margin	128,000
Distributions payable	162
Payable to affiliates
Accounting and legal services fees	7,997
Transfer agent fees	11
Trustees' fees	1,447
Other liabilities and accrued expenses	146,821

Total liabilities	52,633,974

Net assets

Paid-in capital	$1,054,148,833
Undistributed net investment income	2,765,452
Accumulated net realized gain (loss) on
investments, futures contracts, foreign currency
transactions and swap agreements	(12,423,413)
Net unrealized appreciation (depreciation) on
investments, futures contracts, translation of
assets and liabilities in foreign currencies and
swap agreements	25,104,237

Net assets	$1,069,595,109

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($25,745 ÷ 2,500 shares)	$10.30
Class I ($25,747 ÷ 2,500 shares)	$10.30
Class NAV ($1,069,543,617 ÷ 103,853,005
shares)	$10.30

Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[1]	$10.79

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

32

Multi Sector Bond Fund

Statement of Operations — For the Year Ended July 31, 2012

Investment income

Interest	$52,538,421
Dividends	187,892

Total investment income	52,726,313

Expenses

Investment management fees	7,341,417
Distribution and service fees	76
Accounting and legal services fees	141,260
Transfer agent fees	80
Trustees' fees	10,475
Professional fees	93,791
Custodian fees	251,527
Registration and filing fees	18,591
Other	20,713

Total expenses	7,877,930
Less expense reductions and amounts
recaptured	(35,195)

Net expenses	7,842,735

Net investment income	44,883,578

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	17,644,386
Capital gain distributions received from
unaffiliated underlying funds	833
Futures contracts	(25,549,957)
Swap contracts	11,440
Foreign currency transactions	(2,559,229)
(10,452,527)

Change in net unrealized appreciation
(depreciation) of
Investments	6,236,969
Futures contracts	3,974,654
Swap contracts	(3,949,332)
Translation of assets and liabilities in foreign
currencies	(284,938)
5,977,353

Net realized and unrealized loss	(4,475,174)

Increase in net assets from operations	$40,408,404

See note to financial statements.

33

Multi Sector Bond Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	7/31/12	7/31/11

Increase (decrease) in net assets

From operations
Net investment income	$44,883,578	$39,862,243
Net realized gain (loss)	(10,452,527)	10,857,176
Change in net unrealized appreciation
(depreciation)	5,977,353	8,955,047

Increase in net assets resulting from
operations	40,408,404	59,674,466

Distributions to shareholders
From net investment income
Class A	(964)	(1,142)
Class I	(1,054)	(1,198)
Class NAV	(45,112,792)	(45,435,444)
From net realized gain
Class A	(114)	(64)
Class I	(114)	(64)
Class NAV	(4,647,740)	(2,256,431)
Total distributions	(49,762,778)	(47,694,343)

From Fund share transactions	55,637,380	327,346,063

Total increase	46,283,006	339,326,186

Net assets

Beginning of year	1,023,312,103	683,985,917
End of year	$1,069,595,109	$1,023,312,103

Undistributed (accumulated distributions in
excess of) net investment income	$2,765,452	($647,577)

See notes to financial statements.

34

Multi Sector Bond Fund
Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
	7-31-12	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$10.41	$10.25	$10.00
Net investment income[2]	0.38	0.39	0.25
Net realized and unrealized gain (loss) on
investments	(0.05)	0.26	0.25
Total from investment operations	0.33	0.65	0.50

Less distributions
From net investment income	(0.39)	(0.46)	(0.25)
From net realized gain	(0.05)	(0.03)	—
Total distributions	(0.44)	(0.49)	(0.25)

Net asset value, end of period	$10.30	$10.41	$10.25

Total return (%)[3,4]	3.27	6.37	5.06[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	1.25	1.24	1.19[7]
Expenses including reductions and amounts
recaptured	1.25	1.24	1.19[7]
Net investment income	3.81	3.75	3.26[7]
Portfolio turnover (%)	60	80	68

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements

35

Multi Sector Bond Fund
Financial Highlights (For a share outstanding throughout the period)

Class I Shares

Period ended

	7-31-12	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$10.41	$10.24	$10.00
Net investment income[2]	0.42	0.42	0.26
Net realized and unrealized gain (loss) on
investments	(0.06)	0.26	0.25
Total from investment operations	0.36	0.68	0.51

Less distributions
From net investment income	(0.42)	(0.48)	(0.27)
From net realized gain	(0.05)	(0.03)	—
Total distributions	(0.47)	(0.51)	(0.27)

Net asset value, end of period	$10.30	$10.41	$10.24

Total return (%)[3]	3.64	6.70	5.18[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	0.85	0.81	1.20[6]
Expenses including reductions and amounts
recaptured	0.88	0.95	0.95[6]
Net investment income	4.16	4.01	3.48[6]
Portfolio turnover (%)	60	80	68

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements

36

Multi Sector Bond Fund
Financial Highlights (For a share outstanding throughout the period)

Class NAV Shares

Period ended
	7-31-12	7-31-11	7-31-10[1]
Per share operating performance

Net asset value, beginning of period	$10.41	$10.24	$10.00
Net investment income[2]	0.43	0.44	0.29
Net realized and unrealized gain (loss) on
investments	(0.05)	0.26	0.24
Total from investment operations	0.38	0.70	0.53

Less distributions
From net investment income	(0.44)	(0.50)	(0.29)
From net realized gain	(0.05)	(0.03)	—
Total distributions	(0.49)	(0.53)	(0.29)

Net asset value, end of period	10.30	$10.41	10.24

Total return (%)[3]	3.78	6.92	5.32[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,070	$1,023	$684
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured	0.75	0.77	0.78[5]
Expenses including reductions and amounts
recaptured	0.75	0.77	0.77[5]
Net investment income	4.29	4.21	3.90[5]
Portfolio turnover (%)	60	80	68

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements

37

Notes to financial statements

Note 1 — Organization

John Hancock Multi Sector Bond Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and registration fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s

38

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012 by major security category or type:

			Level 2
			Significant
	Total Market	Level 1 Quoted	Observable	Level 3 Significant
	Value at 7-31-12	Price	Inputs	Unobservable Inputs
Corporate Bonds	$472,076,268	-	$472,076,268	-
U.S. Government & Agency Obligations	45,884,767	-	45,884,767	-
Foreign Government Obligations	63,670,132	-	63,670,132	-
Capital Preferred Securities	3,532,303	-	3,532,303	-
Convertible Bonds	13,220,031	-	13,220,031	-
Structured Notes	5,496,602	-	4,340,451	$1,156,151
Term Loans	208,443,976	-	208,343,905	100,071
Collateralized Mortgage Obligations	181,333,729	-	181,333,729	-
Asset Backed Securities	41,636,891	-	41,636,891	-
Common Stocks	4	-	-	4
Preferred Securities	1,441,892	$861,498	580,394	-
Short-Term Investments	60,973,828	60,866,612	107,216	-

Total Investments in Securities	$1,097,710,423	$61,728,110	$1,034,726,087	$1,256,226
Other Financial Instruments:
Futures	$319,693	$319,693	-	-
Forward Foreign Currency Contracts	($82,914)	-	($82,914)	-
Interest Rate Swaps	($1,756,702)	-	($1,756,702)	-
Credit Default Swaps	($55,841)	-	($55,841)	-

39

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

				Collateralized
	Corporate	Structured		Mortgage	Common
	Bonds	Notes	Term Loans	Obligations	Stock	Total
Balance as of 7-31-11	$401,861	$16,114,229	$393,026	$3,675,000	-	$20,584,116
Realized gain (loss)	(6,170)	467,103	2,870	-	$46	463,849
Change in unrealized
appreciation (depreciation)	(6,238)	(610,591)	(26,251)	-	(607,051) *	(1,250,131)
Purchases	-	1,280,464	128,297	-	608,363	2,017,124
Sales	(141,371)	(8,404,436)	(397,871)	-	(1,354)	(8,945,032)
Transfers into Level 3	-	393,381	-	-	-	393,381
Transfers out of Level 3	(248,082)	(8,083,999)	-	(3,675,000)	-	(12,007,081)
Balance as of 7-31-12	-	$1,156,151	$100,071	-	$4	$1,256,226
Change in unrealized at
period end**	-	($42,274)	($28,225)	-	($607,051)	($677,550)

* Includes securities acquired in a corporate action.

** Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by t he Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

When-issued/delayed delivery securities. The Fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time that the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time that the Fund enters into this type of transaction, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Structured notes. The Fund may invest in structured notes. The Fund invests in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or

40

interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.

Term loans (Floating rate loans). The Fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The Fund’s ability to receive payments of principal, interest an d other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. The Fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to

41

each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2012, the Fund has $6,904,134 of capital loss carryforward available to offset future net realized capital gains. The following table details the capital loss carryforward available as of July 31, 2012:

CAPITAL LOSS CARRYFORWARD

SHORT-TERM	LONG-TERM

$3,175,894	$3,728,240

Net capital losses of $2,460,557 that are the result of security transactions occurring after October 31, 2011, are treated as occurring on August 1, 2012, the first day of the Fund’s next taxable year.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended July 31, 2012 and July 31, 2011 was as follows:

	July 31, 2012	July 31, 2011

Ordinary Income	$49,762,778	$47,694,343

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis consisted of $635,181 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

42

Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of July 31, 2012, $3,633,000 was posted by the Fund for the benefit of counterparties and $1,590,000 was held by the Fund.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable / payable is included on the Statement of assets of liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2012, the Fund used futures contracts to manage the duration of the portfolio. The following table summarizes the contracts held at July 31, 2012. During the year ended July 31, 2012, the Fund held futures contracts with USD notional values ranging from $217.0 million to $298.0 million as measured at each quarter end.

43

					UNREALIZED
	NUMBER OF				APPRECIATION
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	VALUE	(DEPRECIATION)
U.S. Treasury 2-Year Note Futures	201	Short	Sep 2012	($44,342,485)	($51,008)
U.S. Treasury 10-Year Note Futures	1,351	Short	Sep 2012	(181,920,594)	54,368
U.S. Treasury 30-Year Bond Futures	340	Short	Sep 2012	(51,350,625)	189,965
U.S. Treasury 5-Year Note Futures	129	Long	Sep 2012	16,096,781	89,657
U.S. Treasury Ultra Long Bond Futures	25	Long	Sep 2012	4,312,500	36,711
				($257,204,423)	$319,693

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2012, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rates and gain exposure to foreign currency. The following table summarizes the contracts held at July 31, 2012. During the year ended July 31, 2012, the Fund held forward foreign currency contracts with USD notional values ranging from $9.5 million to $48.4 million as measured at each quarter end.

	PRINCIPAL	PRINCIPAL
	AMOUNT	AMOUNT			UNREALIZED
	COVERED BY	COVERED BY	COUNTER-	SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	PARTY	DATE	(DEPRECIATION)

BUYS

BRL	1,202,677	$576,078	Citibank N.A.	Aug 2012	$10,823
BRL	659,236	320,313	Citibank N.A.	Sep 2012	(494)
COP	125,440,000	70,000	Citibank N.A.	Aug 2012	(136)
PHP	6,731,450	154,345	Citibank N.A.	Sep 2012	6,821
RON	397,070	106,000	Citibank N.A.	Aug 2012	307
RUB	35,622,694	1,152,541	Citibank N.A.	Aug 2012	(49,654)
RUB	2,276,750	70,000	Citibank N.A.	Oct 2012	(285)
		$2,449,277			($32,618)

SELLS

BRL	1,202,677	$588,207	Citibank N.A.	Aug 2012	$1,307
COP	668,422,200	371,160	Citibank N.A.	Aug 2012	(1,118)
COP	1,689,650,000	943,543	Citibank N.A.	Aug 2012	3,508
EUR	4,037,000	4,916,360	Citibank N.A.	Aug 2012	(52,325)
GBP	132,000	205,283	Citibank N.A.	Aug 2012	(1,668)

		$7,024,553			($50,296)

44

Currency Abbreviations
BRL	Brazilan Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
PHP	Philippine Peso
RON	Romanian New Leu
RUB	Russian Ruble

Swaps. The Fund may enter into interest rate and credit default swap agreements. Swap agreements are agreements between a Fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps) or may be executed on a registered commodities exchange (exchange traded swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2012, the Fund used interest rate swaps to manage the duration of the portfolio. The following table summarizes the interest rate swap contracts held as of July 31, 2012. During the year ended July 31, 2012, the Fund held an interest rate swap with total USD notional amount as represented below.

	USD
	Notional	Payments	Payments	Maturity	Market
Counterparty	Amount	Made by Fund	Received by Fund	Date	Value

Citibank N.A.	$10,160,000	Fixed 3.5825%	3 Month Libor (a)	Dec 2019	($1,756,702)

(a) At 7-31-12, the 3-month LIBOR rate was 0.44260%.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the Fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

45

During the year ended July 31, 2012, the Fund used CDS as a Buyer of protection to manage against potential credit events. The following table summarizes the credit default swap contracts the Fund held as of July 31, 2012 as a Buyer of protection. During the year ended July 31, 2012, the Fund held credit default swap contracts with total USD notional amounts ranging up to $231.6 million as measured at each quarter end.

					Unamortized
			(Pay)/		Upfront
			Receive		Payment	Unrealized
	Reference	USD Notional	Fixed	Maturity	Paid	Appreciation	Market
Counterparty	Obligation	Amount	Rate	Date	(Received)	(Depreciation)	Value

Citibank N.A.	CDX.NA.IG.18	$110,400,000	(1.000%)	Jun 2017	($371,248)	$577,689	$206,441
Credit Suisse International	CDX.NA.HY 18	55,143,000	(1.000%)	Jun 2017	1,616,311	(269,015)	1,347,296
Citibank N.A.	CDX.NA.HY.18	11,112,750	(1.000%)	Jun 2017	695,056	(423,541)	271,515
Credit Suisse International	LCDX.NA. 18	24,750,000	(1.000%)	Jun 2017	1,380,563	(1,190,391)	190,172
JP Morgan Chase Bank	LCDX.NA.18	30,195,000	(1.000%)	Jun 2017	1,684,287	(1,452,277)	232,010

		$231,600,750			$5,004,969	($2,757,535)	$2,247,434

The Fund used CDS as a Seller of protection during the year ended July 31, 2012 to take a long exposure to the reference credit indices. The following table summarizes the credit default swap contracts the Fund held as of July 31, 2012 where the Fund acted as a Seller of protection. During the year ended July 31, 2012, the Fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $13.8 million to $67.2 million, as measured at each quarter end.

					Unamortized
			(Pay)/		Upfront
		USD	Receive		Payment	Unrealized
	Reference	Notional	Fixed	Maturity	Paid	Appreciation
Counterparty	Obligation	Amount	Rate	Date	(Received)	(Depreciation)	Market Value

Citibank N.A.	CMBX NA AAA 4	$4,000,000	0.350%	Feb 2051	($780,751)	$461,023	($319,728)
Citibank N.A.	CMBX NA AM 4	1,150,000	0.500%	Feb 2051	(291,786)	59,023	(232,763)
Citibank N.A.	CMBX NA AM 4	4,000,000	0.500%	Feb 2051	(407,048)	(402,563)	(809,611)
Citibank N.A.	CMBX NA AM 4	3,000,000	0.500%	Feb 2051	(524,321)	(82,887)	(607,208)
Citibank N.A.	CMBX NA AM 4	1,650,000	0.500%	Feb 2051	(342,190)	8,225	(333,965)

		$13,800,000			($2,346,096)	$42,821	($2,303,275)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2012 by risk category:

		FINANCIAL	ASSET		LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES		DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE		FAIR VALUE

Interest rate contracts	Payable for futures	Futures	$370,701	†	($51,008)	†
	Swap contracts, at value	Interest rate swaps	-		(1,756,702)

Credit contracts	Swap contracts, at value	Credit default swaps	2,247,434		(2,303,275)
	Receivable/Payable for foreign	Foreign forward
Foreign exchange contracts	currency exchange contracts	currency contracts	22,766		(105,680)

Total			$2,640,901		$4,216,665

† Reflects cumulative appreciation/depreciation on futures as disclosed above. Only the year end variation margin is separately disclosed in the Statement of assets and liabilities.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

Statement of Operations Location - Net Realized Gain (Loss) on:

			Foreign Currency
Risk	Futures Contracts	Swap Contracts	Transactions*	Total

Interest rate contracts	($25,549,957)	($324,360)	-	($25,874,317)
Credit contracts	-	335,800	-	335,800
Foreign currency contracts	-	-	1,102,779	1,102,779

Total	($25,549,957)	$11,440	$1,102,779	($24,435,738)

* Realized gain/loss associated with foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

Statement of Operations Location - Change in Unrealized Appreciation (Depreciation) of:

			Foreign
	Futures		Currency
Risk	Contracts	Swap Contracts	Transactions*	Total

Interest rate contracts	$3,974,654	($953,994)	-	$3,020,660
Credit contracts	-	(2,995,338)	-	(2,995,338)
Foreign currency contracts	-	-	($277,366)	(277,366)

Total	$3,974,654	($3,949,332)	($277,366)	($252,044)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

Note 4 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.740% of the first $250,000,000 of the Fund’s average daily net assets, b) 0.700% of the next $500,000,000 and c) 0.675% of the Fund’s average daily net assets in excess of $750,000,000. The Adviser has a subadvisory agreement with Stone Harbor Investment Partners LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Funds) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Funds that exceeds

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$75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Funds that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds and with the approval of the Board of Trustees.

The Adviser has contractually agreed to waive fees and/or reimburse operating expenses for Class A and Class I shares excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or expense reimbursements are such that these expenses will not exceed 1.25% and 1.05% for Class A and Class I shares, respectively. The fee waivers and/or expense reimbursements will continue in effect until November 30, 2012, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time. Prior to November 30, 2011, the fee waivers and/or reimbursements were such that the expenses would not exceed 1.25% and 0.95% for Class A and Class I shares, respectively.

Additionally, the Adviser has voluntarily agreed to waive and/or reimburse other expenses of the Fund excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, printing and postage, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.15% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund.

Accordingly, these expense reductions described above amounted to $1 and $35,201 for Class A and Class NAV shares, respectively, for the year ended July 31, 2012.

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended July 31, 2012 were equivalent to the net effective rate of 0.70% of the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. There were no expenses waived or reimbursed subject to potential recovery. For the year ended July 31, 2012 the expenses recovered amounted to $7.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges. During the year ended July 31, 2012, there were no upfront sales charges for Class A shares.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead

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for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2012 were:

	Distribution and	Transfer agent
Class	service fees	fees

A	$76	$52

I	-	28

Total	$76	$80

The Fund did not incur printing and postage and state registration fees for the year ended July 31, 2012.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 6 - Fund share transactions

Transactions in Fund shares for the years ended July 31, 2012 and 2011 were as follows:

	Year ended		Year ended
	7/31/12		7/31/11

	Shares	Amount	Shares	Amount
Class NAV shares
Sold	11,100,561	$112,124,293	31,528,198	$327,341,268
Distributions reinvested	4,945,978	49,759,698	4,583,239	47,692,709
Repurchased	(10,488,234)	(106,246,611)	(4,578,833)	(47,687,914)

Net increase	5,558,305	$55,637,380	31,532,604	$327,346,063

There were no fund share transactions for Class A and Class I for the years ended July 31, 2012 and July 31, 2011.

Affiliates of the Fund owned 100% of shares of beneficial interest of each of Class A, Class I and Class NAV on July 31, 2012.

Note 7 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $648,781,893 and $601,708,910, respectively, for the year ended July 31, 2012.

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Note 8 - Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2012, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

Fund	Affiliated Concentration

John Hancock Lifestyle Balanced Portfolio	40.3%
John Hancock Lifestyle Conservative Portfolio	16.9%
John Hancock Lifestyle Moderate Portfolio	16.4%
John Hancock Lifestyle Growth Portfolio	14.9%

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi Sector Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Multi Sector Bond Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

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Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

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EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub -Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this report.

At in-person meetings held on May 24 –25, 2012, the Board, including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Advi ser’s selection of subadvisers for each of the Funds (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub -subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1) the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

(2) the investment performance of the Funds and their Subadvisers;

(3) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

(4) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5) comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the Subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub -subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain Subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

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Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 24–25, 2012, the Board, including all of the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS's compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees also took into account their knowledge of JHIMS’ management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) -- (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the Subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and proce dures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

54

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) -- (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in -line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their Subadvisers;

3) -- (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees.

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The Board also noted that if the Funds’ a ssets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses;

(4) -- (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’ s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) noted that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS and are negotiated at arm’s length with respect to the unaffiliated Subadvisers; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive; and

(5) -- reviewed comparative information prepared by an independent third party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that su ch fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

56

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund, including any breakpoints, and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

The Board also received information regarding any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated Subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Fund ’s performance, if necessary, or that performance was reasonable in light of all factors considered);

57

(3) The subadvisory fees generally are (i) competitive and within the range of industry norms and (ii) are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each sub -subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee) and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and each of the Subadvisory Agreements for an additional one-year period.

58

Appendix A

PORTFOLIO	PERFORMANCE OF FUND,		OTHER
(SUBADVISER)	AS OF MARCH 31, 2012	FEES AND EXPENSES	COMMENTS

	Benchmark Index - The	Sub advisory fees for this	The Board noted that the Fund commenced operations on November 2,
Multi Sector	Fund underperformed for	Fund are modestly lower	2009, and has a limited performance history.
Bond Fund	the one-year period	than the peer group median.
In reviewing the Fund, the Board considered management’s discussion
(Stone Harbor	Lipper Category - The Fund	Net management fees for	of the Fund’s investment style and the impact of market conditions
Investment	underperformed for the one-	this Fund are modestly	during this period. The Fund’s shorter duration mandate sets it apart
Partners LP)	year period and since	higher than the peer group	from many in its peer group.
	inception.	median.

Total expenses for this Fund
are slightly lower than the
peer group median.

59

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Multi Sector Bond Fund

60

Non-Independent Trustee2

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.
3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Multi Sector Bond Fund | Annual report

61

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Multi Sector Bond Fund

62

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Charles L. Bardelis*	Investment subadviser
Peter S. Burgess*	Stone Harbor Investment Partners LP
Grace K. Fey
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC

*Member of the Audit Committee	Custodian
†Non-Independent Trustee	State Street Bank and Trust Company

Officers	Transfer agent
Hugh McHaffie	John Hancock Signature Services, Inc.
President
Thomas M. Kinzler	Legal counsel
Secretary and Chief Legal Officer	K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer	Independent registered public accounting firm
Michael J. Leary	PriceWaterhouseCoopers LLP
Treasurer
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

63

John Hancock
MUTUAL FUNDS

John Hancock
Currency Strategies Fund

Annual Report
7.31.12

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	3.50	—	—	–5.73	3.50	—	—	–11.15

Class I2	7.32	—	—	–3.88	7.32	—	—	–7.60

Class R6[2,3]	7.38	—	—	–3.73	7.38	—	—	–7.34

Class NAV[2]	7.53	—	—	–3.67	7.53	—	—	–7.20

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 3.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Net/Gross (%)	1.56	1.09	1.02	0.95

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Currency Strategies Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	8-2-10	$9,240	$9,240	$10,014

Class R6[2]	8-2-10	9,266	9,266	10,014

Class NAV[2]	8-2-10	9,280	9,280	10,014

Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 8-2-10.
2 For certain types of investors as described in the Fund’s prospectuses.
3 The inception date for Class R6 shares is 11-1-11. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

Annual report | Currency Strategies Fund	7

Management’s discussion of
Fund performance

By First Quadrant, L.P.

In May 2012, Jeppe Ladekarl was added as a portfolio manager on the Fund, joining Ken Ferguson and Dori Levanoni. Before joining First Quadrant in 2009, he was the principal portfolio manager for the currency and global tactical asset allocation portfolios managed by the World Bank Pension and Endowments Departments.

The 12 months ended July 31, 2012 marked a period of uncertainty and volatility for economies and financial markets around the globe. In the U.S., economic growth was uneven and Standard & Poor’s downgraded U.S. Treasury debt. Despite these challenges, the U.S. dollar benefited from its perceived status as a safe-haven currency. In Europe, the debt crisis took a heavy toll on Greece, Italy and Spain, which endured economic and political turmoil amid painful austerity measures aimed at trimming massive sovereign debts. Given the challenging conditions that dominated the vast majority of the year, the euro performed poorly relative to “safe-haven” currencies such as the U.S. dollar. In Japan, the yen benefited at times from being viewed as a comparative safe haven currency. Worries about exposure to slower global growth led central bankers in China, Australia and New Zealand to cut interest rates, which generally weighed on their currencies near the end of the fiscal year. For the 12 months ended July 31, 2012, John Hancock Currency Strategies Fund’s Class A shares returned 6.76%, excluding sales charges. At the same time, the Citigroup 1-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 0.04%. The group of currency funds tracked by Morningstar, Inc. declined an average 4.41% in the same period. The Fund benefited from a short position (negative stance) in the Swiss franc, which we believed to be overvalued. During the year, the Swiss National Bank intervened to cap the currency’s value relative to the euro, which aided our position. It also helped performance to have a short Japanese yen position in early 2012, as well as long positions (positive stance) in both the Swedish krona and British pound during the second half of the reporting period. The leading detractor from performance for the year was a short position in the Australian dollar.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund will use currency transactions to seek to achieve gains in the Fund. If currencies do not perform as expected, the Fund could have significant losses which exceed the amount invested in the currency instruments. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs.

8	Currency Strategies Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012 with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,006.60	$7.98

Class I	1,000.00	1,007.60	5.84

Class R6	1,000.00	1,008.70	5.24

Class NAV	1,000.00	1,008.70	4.64

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Currency Strategies Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,016.90	$8.02

Class I	1,000.00	1,019.00	5.87

Class R6	1,000.00	1,019.60	5.27

Class NAV	1,000.00	1,020.20	4.67

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 1.17%, 1.05% and 0.93% for Class A, Class I, Class R6 and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Currency Strategies Fund | Annual report

Currency allocation1

1 As a percentage of net assets on 7-31-12. The Fund’s assets are exposed to both short (unfavored) and long (favored) currency positions.
2 Less than 0.05% of net assets.

Annual report | Currency Strategies Fund	11

Fund’s investments

As of 7-31-12

Short-Term Investments 104.7%			$1,003,422,160

(Cost $1,003,422,160)
		Maturity
	Yield (%)*	date	Par value	Value
U.S. Government 82.5%				790,934,049
U.S. Treasury Bill	0.070	08-16-12	$273,000,000	272,992,038

U.S. Treasury Bill	0.086	09-20-12	470,000,000	469,943,861

U.S. Treasury Bill	0.093	08-16-12	48,000,000	47,998,150

		Yield (%)	Shares	Value
Money Market Funds 22.2%				212,488,111
State Street Institutional Liquid Reserves Fund		0.1930 (Y)	212,488,111	212,488,111

Total investments (Cost $1,003,422,160)† 104.7%			$1,003,422,160

Other assets and liabilities, net (4.7%)				($45,479,913)

Total net assets 100.0%				$957,942,247

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

* Yield represents the annualized yield at the date of purchase.

(Y) The rate shown is the annualized seven-day yield as of 7-31-12.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $1,003,422,160. There was no unrealized appreciation or depreciation on investment securities as of 7-31-12.

The following table summarizes the forward foreign currency contracts held by the fund at 7-31-12:

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys
AUD	129,583,038	$131,142,606	Barclays Bank PLC	9-19-12	$4,436,020
AUD	129,583,038	131,150,542	J. Aron & Company	9-19-12	4,428,084
CAD	73,164,905	70,545,877	Barclays Bank PLC	9-19-12	2,337,537
CAD	73,164,905	70,679,715	J. Aron & Company	9-19-12	2,203,698
CHF	223,815,002	232,742,122	Barclays Bank PLC	9-19-12	(3,225,126)
CHF	223,815,002	232,807,508	J. Aron & Company	9-19-12	(3,290,513)
EUR	189,075,263	236,139,413	Barclays Bank PLC	9-19-12	(3,371,482)
EUR	201,095,940	251,381,553	J. Aron & Company	9-19-12	(3,815,133)
EUR	43,581,763	54,315,515	Morgan Stanley	9-19-12	(662,612)
			Capital Services, Inc.

12	Currency Strategies Fund | Annual report	See notes to financial statements

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys (continued)
GBP	87,293,281	$134,488,147	Barclays Bank PLC	9-19-12	$2,369,754
GBP	87,293,281	134,556,024	J. Aron & Company	9-19-12	2,301,877
GBP	76,892,857	118,094,357	Morgan Stanley	9-19-12	2,457,820
			Capital Services, Inc.
JPY	7,762,894,728	98,965,769	Barclays Bank PLC	9-19-12	450,885
JPY	7,762,894,728	98,760,794	J. Aron & Company	9-19-12	655,859
NZD	38,367,487	30,421,355	Barclays Bank PLC	9-19-12	550,157
NZD	38,367,487	30,434,007	J. Aron & Company	9-19-12	537,504
NZD	27,441,452	20,556,666	Morgan Stanley	9-19-12	1,594,986
			Capital Services, Inc.
SEK	625,667,275	88,790,729	Barclays Bank PLC	9-19-12	3,031,806
SEK	625,667,275	88,858,448	J. Aron & Company	9-19-12	2,964,087
SEK	204,167,655	28,215,541	Morgan Stanley	9-19-12	1,747,975
			Capital Services, Inc.
		$2,283,046,688			$17,703,183
Sells
AUD	230,517,838	$227,005,375	Barclays Bank PLC	9-19-12	($14,178,133)
AUD	230,517,838	227,387,887	J. Aron & Company	9-19-12	(13,795,621)
AUD	152,271,784	146,987,953	Morgan Stanley	9-19-12	(12,329,189)
			Capital Services, Inc.
CAD	126,218,630	122,676,027	Barclays Bank PLC	9-19-12	(3,056,995)
CAD	126,218,630	122,671,811	J. Aron & Company	9-19-12	(3,061,210)
CAD	24,065,475	23,143,885	Morgan Stanley	9-19-12	(829,001)
			Capital Services, Inc.
CHF	178,796,313	185,741,711	Barclays Bank PLC	9-19-12	2,390,318
CHF	178,796,313	185,871,039	J. Aron & Company	9-19-12	2,519,645
CHF	89,924,331	93,475,464	Morgan Stanley	9-19-12	1,260,187
			Capital Services, Inc.
EUR	119,023,241	147,611,294	Barclays Bank PLC	9-19-12	1,083,434
EUR	131,043,918	162,786,790	J. Aron & Company	9-19-12	1,460,442
GBP	57,277,956	89,807,820	Barclays Bank PLC	9-19-12	7,772
GBP	57,277,956	89,827,142	J. Aron & Company	9-19-12	27,094
JPY	14,500,483,779	183,111,197	Barclays Bank PLC	9-19-12	(2,591,382)
JPY	14,500,483,779	183,101,409	J. Aron & Company	9-19-12	(2,601,171)
JPY	4,549,492,252	57,896,313	Morgan Stanley	9-19-12	(367,429)
			Capital Services, Inc.
NZD	146,204,752	111,829,017	Barclays Bank PLC	9-19-12	(6,192,320)
NZD	146,204,752	111,861,601	J. Aron & Company	9-19-12	(6,159,737)
SEK	334,453,261	46,615,311	Barclays Bank PLC	9-19-12	(2,468,839)
SEK	334,453,261	46,600,642	J. Aron & Company	9-19-12	(2,483,508)
SGD	119,349,241	94,767,628	Barclays Bank PLC	9-19-12	(1,144,328)
SGD	119,349,241	94,790,714	J. Aron & Company	9-19-12	(1,121,242)
		$2,755,568,030			($63,631,213)

Currency Abbreviations
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	Pound Sterling

See notes to financial statements	Annual report | Currency Strategies Fund	13

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $1,003,422,160)	$1,003,422,160
Receivable for fund shares sold	536,802
Receivable for forward foreign currency exchange contracts	40,816,941
Interest receivable	31,363
Receivable due from adviser	487
Other receivables and prepaid expenses	43,478

Total assets	1,044,851,231

Liabilities

Payable for forward foreign currency exchange contracts	86,744,971
Payable for fund shares repurchased	54,766
Payable to affiliates
Accounting and legal services fees	6,432
Transfer agent fees	7,955
Trustees’ fees	1,281
Other liabilities and accrued expenses	93,579

Total liabilities	86,908,984

Net assets

Paid-in capital	$982,959,563
Accumulated net investment loss	(4,822,516)
Accumulated net realized gain (loss) on investments and foreign
currency transactions	25,733,230
Net unrealized appreciation (depreciation) on translation of assets and
liabilities in foreign currencies	(45,928,030)

Net assets	$957,942,247

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($10,952,833 ÷ 1,195,954 shares)	$9.16
Class I ($42,879,354 ÷ 4,640,450 shares)	$9.24
Class R6 ($3,011,606 ÷ 324,744 shares)	$9.27
Class NAV ($901,098,454 ÷ 97,099,238 shares)	$9.28

Maximum offering price per share

Class A (net asset value per share ÷ 97%)[1]	$9.44

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

14	Currency Strategies Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$670,848

Expenses

Investment management fees	8,330,700
Distribution and service fees	26,494
Accounting and legal services fees	132,495
Transfer agent fees	52,003
Trustees’ fees	9,154
State registration fees	55,816
Printing and postage	19,567
Professional fees	90,996
Custodian fees	128,660
Registration and filing fees	49,899
Other	23,382

Total expenses	8,919,166
Less expense reductions	(54,367)

Net expenses	8,864,799

Net investment loss	(8,193,951)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	32,188
Foreign currency transactions	63,744,309
63,776,497
Change in net unrealized appreciation (depreciation) of
Translation of assets and liabilities in foreign currencies	13,616,959
13,616,959
Net realized and unrealized gain	77,393,456

Increase in net assets from operations	$69,199,505

See notes to financial statements	Annual report | Currency Strategies Fund	15

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

This Statement of changes in net assets show how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	7-31-12	7-31-11[1]
Increase (decrease) in net assets

From operations
Net investment loss	($8,193,951)	($5,895,204)
Net realized gain (loss)	63,776,497	(38,043,267)
Change in net unrealized appreciation (depreciation)	13,616,959	(59,544,989)

Increase (decrease) in net assets resulting from operations	69,199,505	(103,483,460)

From Fund share transactions	(21,577,247)	1,013,803,449

Total increase	47,622,258	910,319,989

Net assets

Beginning of period	910,319,989	—

End of period	$957,942,247	$910,319,989

Accumulated net investment loss	($4,822,516)	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.

16	Currency Strategies Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$8.58	$10.00
Net investment loss[2]	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	0.72	(1.28)
Total from investment operations	0.58	(1.42)
Net asset value, end of period	$9.16	$8.58
Total return (%)[3]	6.76[4]	(14.20)[4,5]

Ratios and supplemental data

Net assets, end of period (in millions)	$11	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	1.56[6]
Expenses including reductions and amounts recaptured	1.60	1.56[6]
Net investment loss	(1.53)	(1.48)[6]
Portfolio turnover (%)	—	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

CLASS I SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$8.61	$10.00
Net investment loss[2]	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	0.73	(1.30)
Total from investment operations	0.63	(1.39)
Net asset value, end of period	$9.24	$8.61
Total return (%)	7.32[3]	(13.90)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$43	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.05[5]
Expenses including reductions and amounts recaptured	1.17	1.05[5]
Net investment loss	(1.10)	(0.98)[5]
Portfolio turnover (%)	—	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Currency Strategies Fund	17

CLASS R6 SHARES Period ended	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$9.29
Net investment loss[2]	(0.07)
Net realized and unrealized gain on investments	0.05
Total from investment operations	(0.02)
Net asset value, end of period	$9.27
Total return (%)	(0.22)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40[5]
Expenses including reductions and amounts recaptured	1.05[5]
Net investment loss	(0.97)[5]
Portfolio turnover (%)	—

1 Period from 11-1-11 (inception date) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

CLASS NAV SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$8.63	$10.00
Net investment loss[2]	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.73	(1.29)
Total from investment operations	0.65	(1.37)
Net asset value, end of period	$9.28	$8.63
Total return (%)	7.53[3]	(13.70)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$901	$878
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.95[5]
Expenses including reductions and amounts recaptured	0.93	0.95[5]
Net investment loss	(0.86)	(0.86)[5]
Portfolio turnover (%)	—	—

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

18	Currency Strategies Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Currency Strategies Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve total return from investments in currency markets.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage and state registration fees for each class may differ. Certain Class I shares may be exchanged for Class R6 shares within one year after the commencement of operations of Class R6 shares.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not

Annual report | Currency Strategies Fund	19

readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2012, all investments are categorized as Level 2 under the hierarchy described above, except for money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Funds may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

20	Currency Strategies Fund | Annual report

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $17,929,230 available to offset future net realized capital gains as of July 31, 2012. The following table details the capital loss carryforward available as of July 31, 2012:

CAPITAL LOSS CARRYFORWARD
EXPIRING	NO EXPIRATION DATE
JULY 31, 2019	SHORT TERM	LONG TERM

$8,170,692	$3,651,244	$6,107,294

Qualified late year ordinary losses of $4,822,516 are treated as occurring on August 1, 2012, the first day of the Fund’s next taxable year.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Annual report | Currency Strategies Fund	21

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2012, the Fund used forward foreign currency contracts to gain and manage currency exposure. During the year ended July 31, 2012, the Fund held forward foreign currency contracts with USD notional values ranging from $3.6 billion to $5.7 billion, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign Currency	Receivable/payable for	Forward Foreign	$40,816,941	($86,744,971)
Contracts	forward foreign currency	Currency
	exchange contracts	Contracts

22	Currency Strategies Fund | Annual report

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

	STATEMENT OF	FOREIGN CURRENCY
RISK	OPERATION LOCATION	TRANSACTIONS*

Foreign Currency Contracts	Net realized gain (loss) on	$63,744,309

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

	STATEMENT OF	TRANSLATION OF ASSETS AND
RISK	OPERATION LOCATION	LIABILITIES IN FOREIGN CURRENCIES*

Foreign Currency Contracts	Change in unrealized	$13,616,959
	appreciation (depreciation) of

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.95% of the first $250,000,000 of the Fund’s average daily net assets, b) 0.90% of the next $250,000,000 and c) 0.85% of the Fund’s average daily net assets in excess of $500,000,000. The Adviser has a subadvisory agreement with First Quadrant, L.P. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds and with the approval of the Board of Trustees.

Annual report | Currency Strategies Fund	23

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.60%, 1.24% and 1.05% for Class A, Class I and Class R6 shares, respectively. The fee waiver and/or reimbursement will continue in effect until November 30, 2012, unless renewed by mutual agreement of the Fund and Adviser based upon a determination of that this is appropriate under the circumstances at the time.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, printing and postage, blue sky fees, taxes, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund. The waivers are such that these expenses will not exceed 0.15% of the Fund’s average annual net assets.

Accordingly, the fee waivers and/or expense reimbursements described above amounted to $11,874, $998, $11,399 and $30,096 for Class A, Class I, Class R6 and Class NAV shares, respectively, for the year ended July 31, 2012.

The investment management fees, including the impact of waivers and reimbursements described above, incurred for the year ended July 31, 2012 were equivalent to a net effective rate of 0.88% of the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during the period. For the year ended July 31, 2012, the Fund did not recapture any expenses. In addition, there were $22,863 in waived or reimbursed expenses subject to potential recovery through July 1, 2015.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $18,481 for the year ended July 31, 2012. Of this amount, $3,440 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $15,041 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost)

24	Currency Strategies Fund | Annual report

of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2012 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$26,494	$18,144	$21,713	$4,014
I	—	32,807	21,098	14,588
R6	—	1,052	13,005	965

Total	$26,494	$52,003	$55,816	$19,567

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in Fund shares the year ended July 31, 2012 and period ended July 31, 2011 were as follows:

		Year ended 7-31-12		Period ended 7-31-11[1]
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,086,324	$10,070,544	826,833	$7,734,383
Repurchased	(594,882)	(5,444,349)	(122,321)	(1,122,058)

Net increase	491,442	$4,626,195	704,512	$6,612,325

Class I shares

Sold	4,047,716	$37,829,410	3,165,822	$29,647,655
Repurchased	(2,435,917)	(22,284,404)	(137,171)	(1,251,152)

Net increase	1,611,799	$15,545,006	3,028,651	$28,396,503

Class R6 shares[2]

Sold	544,454	$5,124,419	—	—
Repurchased	(219,710)	(2,094,427)	—	—

Net increase	324,744	$3,029,992	—	—

Class NAV shares

Sold	19,606,407	$180,330,637	104,630,032	$1,006,262,152
Repurchased	(24,259,863)	(225,109,077)	(2,877,338)	(27,467,531)

Net increase (decrease)	(4,653,456)	($44,778,440)	101,752,694	$978,794,621

Net increase (decrease)	(2,225,471)	($21,577,247)	105,485,857	$1,013,803,449

1 Period from 8-2-10 (commencement of operations) to 7-31-11.
2 Period from 11-1-11 (inception date) to 7-31-12.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2012.

Annual report | Currency Strategies Fund	25

Note 7 — Purchase and sale of securities

All purchases and sales of the Fund were of short-term investments for the year ended July 31, 2012.

Note 8 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2012, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Lifestyle Aggressive Portfolio	7.4%
John Hancock Lifestyle Growth Portfolio	23.2%
John Hancock Lifestyle Balanced Portfolio	28.4%
John Hancock Lifestyle Moderate Portfolio	10.0%
John Hancock Lifestyle Conservative Portfolio	9.7%

26	Currency Strategies Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Currency Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Currency Strategies Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

Annual report | Currency Strategies Fund	27

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this report.

At in-person meetings held on May 24–25, 2012, the Board, including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the Funds (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the Subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s length.

28	Currency Strategies Fund | Annual report

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain Subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 24–25, 2012, the Board, including all of the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’s compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees also took into account their knowledge of JHIMS’ management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

Annual report | Currency Strategies Fund	29

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the Subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their Subadvisers;

(3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was

30	Currency Strategies Fund | Annual report

increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees.

The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses;

(4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) noted that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS and are negotiated at arm’s length with respect to the unaffiliated Subadvisers; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Annual report | Currency Strategies Fund	31

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive; and

(5) reviewed comparative information prepared by an independent third party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund, including any breakpoints, and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory

32	Currency Strategies Fund | Annual report

history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

The Board also received information regarding any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated Subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Fund’s performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are (i) competitive and within the range of industry norms and (ii) are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee) and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Annual report | Currency Strategies Fund	33

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and each of the Subadvisory Agreements for an additional one-year period.

Appendix A

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2012	Fees and Expenses	Other Comments

Currency Strategies	Benchmark Index —	Subadvisory fees	The Board noted that
Fund	The Fund modestly	for this Fund are	this Fund was launched
	outperformed for the	higher than the peer	in July of 2010.
(First Quadrant,	one-year period.	group median.
L.P.)
Lipper Category — The
	Fund outperformed for the	Net management
	one-year period	fees for this Fund are
slightly lower than the
peer group median.

Total expenses for this
Fund are lower than
the peer group median.

34	Currency Strategies Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Currency Strategies Fund	35

Non-Independent Trustee2

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.
3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

36	Currency Strategies Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Currency Strategies Fund	37

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	First Quadrant, L.P.
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
John Hancock Funds, LLC
Officers
Hugh McHaffie	Custodian
President	State Street Bank and Trust Company

Thomas M. Kinzler	Transfer agent
Secretary and Chief Legal Officer	John Hancock Signature Services, Inc.

Francis V. Knox, Jr.	Legal counsel
Chief Compliance Officer	K&L Gates LLP

Michael J. Leary	Independent registered
Treasurer	public accounting firm
PricewaterhouseCoopers LLP
Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

38	Currency Strategies Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Currency Strategies Fund.	364A 7/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/12

John Hancock
MUTUAL FUNDS

John Hancock
Fundamental All Cap Core Fund

Annual Report
7.31.12

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	–2.00	—	—	–4.00	–2.00	—	—	–4.65

Class I2	3.63	—	—	0.81	3.63	—	—	0.94

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-12 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.30	0.84
Gross (%)	3.69	3.89

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6 Fundamental All Cap Core Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I [2]	6-1-11	$10,094	$10,094	$10,298

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 6-1-11.

2 For certain types of investors, as described in the Fund’s Class I share prospectus.

Annual report | Fundamental All Cap Core Fund 7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. stock market indexes finished the year ended July 31, 2012 with solid gains, despite a volatile year. The market got off to a rough start last summer, falling sharply as double-dip recession fears, Europe’s sovereign debt crisis, the federal budget deficit debate and Standard & Poor’s historic U.S. credit rating downgrade pressured returns. Subsequent signs of stabilization in Europe and encouraging economic news at home triggered a rally from October into the early months of the new year. By spring, however, mounting concerns about Europe were again depressing markets worldwide. Stocks rebounded late in June, but then bounced around for much of July. For the year, large-cap stocks came out slightly ahead of small caps.

John Hancock Fundamental All Cap Core Fund’s Class A shares returned 3.15%, excluding sales charges, for the 12-month period ended July 31, 2012, lagging the 7.33% return of its benchmark, the Russell 3000 Index, but beating the 2.56% average return of its peer group, the Morningstar, Inc. large growth fund category. Security selection hindered performance versus the benchmark, particularly in the financials and energy sectors. Individual detractors included Bank of America Corp., whose stock fell sharply due to low interest rates, sluggish loan demand and the overhang of mortgage-related problems. Ultra Petroleum Corp., a small shale gas producer, saw its shares hurt by the collapse of natural gas prices. In other sectors, the Fund lost ground from not initially owning leading index component Apple, Inc., whose popular product offerings drove strong earnings growth and steep share price gains. We subsequently built a position in Apple, but missed a large part of the earlier run-up. Stock selection in the consumer discretionary sector helped performance the most, led by homebuilder Lennar Corp., whose stock rallied as the housing market improved. In health care, biotechnology leader Amgen, Inc. stood out, benefiting from a dividend increase and share buyback program.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Large company stocks as a group could fall out of favor with the market, causing the Fund to underperform. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility of a fund and, if the transaction is not successful, could result in a significant loss. If the Fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8 Fundamental All Cap Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012 with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,032.10	$6.57

Class I	1,000.00	1,034.20	4.25

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental All Cap Core Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,018.40	$6.52

Class I	1,000.00	1,020.70	4.22

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10 Fundamental All Cap Core Fund | Annual report

Portfolio summary

Top 10 Holdings (44.3% of Net Assets on 7-31-12)[1,2]

Amazon.com, Inc.	8.0%	Bank of America Corp.	3.4%

QUALCOMM, Inc.	6.4%	The Goldman Sachs Group, Inc.	3.3%

Ancestry.com, Inc.	6.0%	JPMorgan Chase & Company	3.2%

Apple, Inc.	4.3%	Avery Dennison Corp.	3.2%

Lowe’s Companies, Inc.	3.5%	Robert Half International, Inc.	3.0%

Sector Composition[1,3]

Information Technology	29.3%	Health Care	5.7%

Financials	19.4%	Consumer Staples	5.0%

Consumer Discretionary	18.4%	Materials	1.7%

Industrials	10.3%	Other	1.4%

Energy	8.8%

1 As a percentage of net assets on 7-31-12.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Fundamental All Cap Core Fund 11

Fund’s investments

As of 7-31-12

	Shares	Value
Common Stocks 98.6%		$4,757,645

(Cost $4,698,396)

Consumer Discretionary 18.4%		887,868

Hotels, Restaurants & Leisure 2.3%

Carnival Corp.	3,303	109,925

Household Durables 3.0%

Lennar Corp., Class A	4,903	143,217

Internet & Catalog Retail 8.6%

Amazon.com, Inc. (I)	1,650	384,945

Blue Nile, Inc. (I)	1,152	29,583

Media 1.1%

Omnicom Group, Inc.	1,066	53,492

Specialty Retail 3.4%

Lowe’s Companies, Inc.	6,571	166,706

Consumer Staples 5.0%		241,358

Beverages 5.0%

Diageo PLC, ADR	550	58,795

PepsiCo, Inc.	771	56,075

SABMiller PLC	1,316	56,651

Tsingtao Brewery Company, Ltd., H Shares	11,960	69,837

Energy 8.8%		422,417

Energy Equipment & Services 2.7%

National Oilwell Varco, Inc.	660	47,718

Schlumberger, Ltd.	1,140	81,236

Oil, Gas & Consumable Fuels 6.1%

Apache Corp.	1,387	119,448

Occidental Petroleum Corp.	1,175	102,260

Ultra Petroleum Corp. (I)	3,020	71,755

Financials 19.4%		935,492

Capital Markets 11.2%

AllianceBernstein Holding LP	7,051	85,458

Northern Trust Corp.	1,894	85,988

State Street Corp.	1,716	69,292

T. Rowe Price Group, Inc.	2,301	139,786

The Goldman Sachs Group, Inc.	1,585	159,927

12 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value
Diversified Financial Services 6.6%

Bank of America Corp.	22,320	$163,829

JPMorgan Chase & Company	4,313	155,268

Insurance 1.6%

Prudential Financial, Inc.	1,573	75,944

Health Care 5.7%		275,840

Biotechnology 2.2%

Amgen, Inc.	1,321	109,115

Health Care Equipment & Supplies 1.4%

Medtronic, Inc.	1,702	67,093

Health Care Providers & Services 2.1%

AMN Healthcare Services, Inc. (I)	8,962	52,338

Amsurg Corp. (I)	1,601	47,294

Industrials 10.3%		498,636

Aerospace & Defense 2.3%

American Science & Engineering, Inc.	1,934	110,315

Commercial Services & Supplies 3.1%

Avery Dennison Corp.	4,954	152,534

Electrical Equipment 1.9%

Sensata Technologies Holding NV (I)	3,188	91,527

Professional Services 3.0%

Robert Half International, Inc.	5,341	144,260

Information Technology 29.3%		1,414,800

Communications Equipment 8.4%

Cisco Systems, Inc.	3,361	53,608

QUALCOMM, Inc.	5,212	311,052

Tellabs, Inc.	11,978	39,408

Computers & Peripherals 4.3%

Apple, Inc. (I)	340	207,658

Internet Software & Services 9.9%

Ancestry.com, Inc. (I)	8,618	288,444

Bankrate, Inc. (I)	2,156	34,388

Google, Inc., Class A (I)	161	101,908

VistaPrint NV (I)	1,591	54,890

IT Services 4.2%

Broadridge Financial Solutions, Inc.	4,394	93,021

Visa, Inc., Class A	854	110,226

Software 2.5%

FactSet Research Systems, Inc.	1,293	120,197

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 13

	Shares	Value
Materials 1.7%		$81,234

Chemicals 1.7%

Air Products & Chemicals, Inc.	1,010	81,234

Total investments (Cost $4,698,396)† 98.6%		$4,757,645

Other assets and liabilities, net 1.4%		$67,015

Total net assets 100.0%		$4,824,660

The percentage shown for each investment category is the total value of the category as a percentage of net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $4,744,610. Net unrealized appreciation aggregated $13,035, of which $297,788 related to appreciated investment securities and $284,753 related to depreciated investment securities.

14 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S
Financial statements

Statement of assets and liabilities 7-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $4,698,396)	$4,757,645
Cash	149,863
Dividends receivable	2,359
Receivable due from adviser	900
Other receivables and prepaid expenses	16,858

Total assets	4,927,625

Liabilities

Payable to affiliates
Accounting and legal services fees	12
Transfer agent fees	1,281
Trustees’ fees	5
Other liabilities and accrued expenses	101,667

Total liabilities	102,965

Net assets

Paid-in capital	$4,813,275
Undistributed net investment income	2,274
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(50,138)
Net unrealized appreciation (depreciation) on investments	59,249

Net assets	$4,824,660

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($3,772,561 ÷ 378,925 shares)	$9.96
Class I ($1,052,099 ÷ 105,363 shares)	$9.99

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$10.48

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$56,870
Less foreign taxes withheld	(47)

Total investment income	56,823

Expenses

Investment management fees	24,658
Distribution and service fees	7,953
Accounting and legal services fees	484
Transfer agent fees	6,571
Trustees’ fees	29
State registration fees	55,504
Printing and postage	3,514
Professional fees	43,019
Custodian fees	12,028
Registration and filing fees	57,651
Other	7,650

Total expenses	219,061

Less expense reductions	(176,180)

Net expenses	42,881

Net investment income	13,942

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(48,230)
Foreign currency transactions	12
(48,218)
Change in net unrealized appreciation (depreciation) of
Investments	157,874

Net realized and unrealized gain	109,656

Increase in net assets from operations	$123,598

16 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	7-31-12	7-31-11[1]

Increase (decrease) in net assets

From operations
Net investment income (loss)	$13,942	($821)
Net realized gain (loss)	(48,218)	14,007
Change in net unrealized appreciation (depreciation)	157,874	(98,625)

Increase (decrease) in net assets resulting from operations	123,598	(85,439)

Distributions to shareholders
From net investment income
Class A	(5,690)	—
Class I	(5,560)	—
From net realized gain
Class A	(11,479)	—
Class I	(5,456)	—

Total distributions	(28,185)	—

From Fund share transactions	1,550,539	3,264,147

Total increase	1,645,952	3,178,708

Net assets

Beginning of period	3,178,708	—

End of period	$4,824,660	$3,178,708

Undistributed net investment income	$2,274	$124

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.73	$10.00
Net investment income (loss)[2]	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.28	(0.26)
Total from investment operations	0.30	(0.27)
Less distributions
From net investment income	(0.02)	—
From net realized gain	(0.05)	—
Total distributions	(0.07)	—
Net asset value, end of period	$9.96	$9.73
Total return (%)[3,4]	3.15	(2.70)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	5.62	5.77[6]
Expenses including reductions and amounts recaptured	1.30	1.30[6]
Net investment income (loss)	0.24	(0.33)[6]
Portfolio turnover (%)	47	8

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

18 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.74	$10.00
Net investment income[2]	0.07	—[3]
Net realized and unrealized gain (loss) on investments	0.28	(0.26)
Total from investment operations	0.35	(0.26)
Less distributions
From net investment income	(0.05)	—
From net realized gain	(0.05)	—
Total distributions	(0.10)	—
Net asset value, end of period	$9.99	$9.74
Total return (%)[4]	3.63	(2.60)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	7.00	5.45[6]
Expenses including reductions and amounts recaptured	0.84	0.84[6]
Net investment income	0.75	0.14[6]
Portfolio turnover (%)	47	8

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

20 Fundamental All Cap Core Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$887,868	$887,868	—	—
Consumer Staples	241,358	114,870	$126,488	—
Energy	422,417	422,417	—	—
Financials	935,492	935,492	—	—
Health Care	275,840	275,840	—	—
Industrials	498,636	498,636	—	—
Information Technology	1,414,800	1,414,800	—	—
Materials	81,234	81,234	—	—

Total Investments in
Securities	$4,757,645	$4,631,157	$126,488	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Annual report | Fundamental All Cap Core Fund 21

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2012, the Fund had $3,924 of long-term capital loss carryforward available to offset future net realized capital gains.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended July 31, 2012 was $28,185 of ordinary income.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis included $2,274 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

22 Fundamental All Cap Core Fund | Annual report

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2,500,000,000 of the Fund’s aggregate average daily net assets together with the assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2,500,000,000. Prior to September 26, 2011, the Fund paid a daily management fee to the Adviser equivalent, on an annual basis, to the sum of a) 0.675% of the first $2,500,000,000 of the Fund’s average daily net assets; and b) 0.650% of the Fund’s average daily net assets in excess of $2,500,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Funds that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds and with the approval of the Board of Trustees.

The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.30% and 0.84% for Class A and Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. The current expense limitation agreement expires on December 31, 2012, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

Additionally, the Adviser has voluntarily agreed to waive other Fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund.

Accordingly, these expense reductions described above amounted to $114,490 and $61,690 for Class A and Class I shares, respectively, for the year ended July 31, 2012.

The investment management fees, including the input of the waivers and reimbursements described above, incurred for the year ended July 31, 2012 were equivalent to a net effective rate of 0.00% the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2012, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Annual report | Fundamental All Cap Core Fund 23

	AMOUNTS	AMOUNTS	AMOUNTS	AMOUNTS
	ELIGIBLE FOR	ELIGIBLE FOR	ELIGIBLE FOR	ELIGIBLE FOR
	RECOVERY	RECOVERY	RECOVERY	RECOVERY
	THROUGH	THROUGH	THROUGH	THROUGH
FUND	JULY 1, 2013	JULY 1, 2014	JULY 1, 2015	JULY 31, 2012

Fundamental All Cap Core	—	$22,975	$176,057	—

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $5,431 for the year ended July 31, 2012. Of this amount, $855 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $4,576 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2012 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE FEES

A	$7,953	$5,411	$27,752	$2,231
I	—	1,160	27,752	1,283
Total	$7,953	$6,571	$55,504	$3,514

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the Fund based on its average daily net assets.

24 Fundamental All Cap Core Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the year ended July 31, 2012 and for the period ended July 31, 2011 were as follows:

	Year ended 7-31-12		Period ended 7-31-11[1]
	Shares	Amount	Shares	Amount
Class A shares

Sold	199,274	$1,931,654	210,437	$2,101,647
Distributions reinvested	416	3,789	—	—
Repurchased	(31,202)	(299,324)	—	—

Net increase	168,488	$1,636,119	210,437	$2,101,647

Class I shares

Sold	25,743	$266,173	116,250	$1,162,500
Distributions reinvested	1,106	10,068	—	—
Repurchased	(37,736)	(361,821)	—	—

Net increase (decrease)	(10,887)	($85,580)	116,250	$1,162,500

Net increase	157,601	$1,550,539	326,687	$3,264,147

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

Affiliates of the Fund owned 53% and 100% of shares of beneficial interest of Class A and Class I shares on July 31, 2012.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $3,325,113 and $1,723,293, respectively, for the year ended July 31, 2012.

Annual report | Fundamental All Cap Core Fund 25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental All Cap Core Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

26 Fundamental All Cap Core Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

Annual report | Fundamental All Cap Core Fund 27

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this report.

At in-person meetings held on May 24–25, 2012, the Board, including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the Funds (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the Subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s length.

28 Fundamental All Cap Core Fund | Annual report

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain Subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 24–25, 2012, the Board, including all of the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’s compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees also took into account their knowledge of JHIMS’ management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

Annual report | Fundamental All Cap Core Fund 29

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the Subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their Subadvisers;

(3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was

30 Fundamental All Cap Core Fund | Annual report

increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees.

The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses;

(4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) noted that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS and are negotiated at arm’s length with respect to the unaffiliated Subadvisers; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Annual report | Fundamental All Cap Core Fund 31

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive; and

(5) reviewed comparative information prepared by an independent third party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund, including any breakpoints, and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory

32 Fundamental All Cap Core Fund | Annual report

history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

The Board also received information regarding any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated Subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Fund’s performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are (i) competitive and within the range of industry norms and (ii) are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee) and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Annual report | Fundamental All Cap Core Fund 33

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and each of the Subadvisory Agreements for an additional one-year period.

Appendix A

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2012	Fees and Expenses	Other Comments

Fundamental All	Benchmark Index —	The subadvised peer	The Board noted
Cap Core Fund	The Fund launched	group is too small for	that the inception
	June 1st of 2011.	comparative purposes.	date for this Fund
(John Hancock			was June 1, 2011.
Asset Management	Lipper Peer Group —
a division of	The Fund launched	Net management fees
Manulife Asset	June 1st of 2011.	for this Fund are
Management		lower than the peer
(US) LLC)		group median.

Total expenses for
this Fund are slightly
lower than the peer
group median.

34 Fundamental All Cap Core Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Fundamental All Cap Core Fund 35

Non-Independent Trustee2

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

36 Fundamental All Cap Core Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Fundamental All Cap Core Fund 37

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	John Hancock Asset Management a division of
Theron S. Hoffman	Manulife Asset Management (US) LLC
Hassell H. McClellan
Principal distributor
Officers	John Hancock Funds, LLC
Hugh McHaffie
President	Custodian
State Street Bank and Trust Company
Thomas M. Kinzler
Secretary and Chief Legal Officer	Transfer agent
John Hancock Signature Services, Inc.
Francis V. Knox, Jr.
Chief Compliance Officer	Legal counsel
K&L Gates LLP
Michael J. Leary
Treasurer	Independent registered
public accounting firm
Charles A. Rizzo	PricewaterhouseCoopers LLP
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

38 Fundamental All Cap Core Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund.	376A 7/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/12

John Hancock
MUTUAL FUNDS

John Hancock
Fundamental Large Cap Core Fund

Annual Report
7.31.12

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception [1]	1-year	5-year	10-year	inception [1]

Class A	1.74	—	—	–0.86	1.74	—	—	–1.01

Class I2	7.58	—	—	4.08	7.58	—	—	4.78

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-12 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.30	0.84
Gross (%)	3.82	3.99

Expenses have been estimated for the Fund’s first full year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Fundamental Large Cap Core Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I [2]	6-1-11	$10,478	$10,478	$10,513

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 6-1-11.

2 For certain types of investors as described in the Fund’s Class I share prospectus.

Annual report | Fundamental Large Cap Core Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

The stock market finished the year ended July 31, 2012 with a solid gain, despite a rough start last summer when double-dip recession fears, Europe’s sovereign debt crisis, the federal budget deficit debate and Standard & Poor’s historic U.S. credit rating downgrade pushed the market sharply lower. Subsequent signs of stabilization in Europe and encouraging economic data at home triggered a market rally from October into the early months of the new year. By spring, however, mounting concerns about Europe were pressuring markets worldwide. Stocks rebounded in late June as the European Central Bank took steps to avert a financial crisis, but then bounced around for much of July. Despite the year’s gyrations, the S&P 500 Index managed a 9.13% return for the 12-month period.

Over the same period, John Hancock Fundamental Large Cap Core Fund’s Class A shares returned 7.09%, excluding sales charges, trailing its benchmark, the S&P 500 Index, but beating the 2.56% average return of its peer group, the Morningstar, Inc. large growth category. Sector allocations — particularly not having exposure to the better performing telecommunications and utilities sectors — hampered results versus the benchmark index. Individual detractors included shale gas producer Ultra Petroleum Corp. and exploration and production company Apache Corp., whose stocks were hurt by the decline in energy commodity prices. The Fund also lost ground from not owning leading index component Apple, Inc. as the success of its strong product line drove steep stock price gains. We later added a position in the stock. Top contributors included biotechnology leader Amgen, Inc., whose dividend increase and share buyback program attracted investors and drove the stock sharply higher. Housing-related stocks, including home-builder Lennar Corp., also rallied nicely, benefiting from a pickup in housing orders and real estate prices in the second half of the period.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Large company stocks as a group could fall out of favor with the market, causing the Fund to underperform. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility of a fund and, if the transaction is not successful, could result in a significant loss. If the fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Fundamental Large Cap Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012 with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,050.80	$6.63

Class I	1,000.00	1,053.80	4.29

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental Large Cap Core Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,018.40	$6.52

Class I	1,000.00	1,020.70	4.22

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 0.84% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Fundamental Large Cap Core Fund | Annual report

Portfolio summary

Top 10 Holdings (38.7% of Net Assets on 7-31-12)[1,2]

Amazon.com, Inc.	6.2%	Google, Inc., Class A	3.3%

QUALCOMM, Inc.	5.7%	Ancestry.com, Inc.	3.2%

Apple, Inc.	4.2%	Lennar Corp., Class A	2.9%

JPMorgan Chase & Company	4.1%	Lowe’s Companies, Inc.	2.8%

Amgen, Inc.	3.6%	T. Rowe Price Group, Inc.	2.7%

Sector Composition[1,3]

Information Technology	26.5%	Consumer Staples	6.6%

Financials	17.6%	Industrials	6.4%

Consumer Discretionary	16.9%	Materials	1.5%

Energy	11.8%	Other	1.7%

Health Care	11.0%

1 As a percentage of net assets on 7-31-12.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Fundamental Large Cap Core Fund	11

Fund’s investments

As of 7-31-12

	Shares	Value

Common Stocks 98.3%		$3,982,680

(Cost $3,812,397)

Consumer Discretionary 16.9%		685,907

Household Durables 2.9%

Lennar Corp., Class A	3,963	115,758

Internet & Catalog Retail 6.5%

Amazon.com, Inc. (I)	1,069	249,397

Blue Nile, Inc. (I)	551	14,149

Media 3.0%

Omnicom Group, Inc.	1,609	80,739

The Walt Disney Company	835	41,032

Multiline Retail 0.7%

Target Corp.	490	29,719

Specialty Retail 3.8%

Lowe’s Companies, Inc.	4,483	113,734

The Home Depot, Inc.	793	41,379

Consumer Staples 6.6%		266,032

Beverages 5.4%

Diageo PLC, ADR	716	76,540

PepsiCo, Inc.	1,340	97,458

SABMiller PLC	1,061	45,674

Tobacco 1.2%

Philip Morris International, Inc.	507	46,360

Energy 11.8%		477,138

Energy Equipment & Services 4.3%

National Oilwell Varco, Inc.	885	63,986

Schlumberger, Ltd.	1,527	108,814

Oil, Gas & Consumable Fuels 7.5%

Apache Corp.	1,071	92,235

Chevron Corp.	380	41,640

Exxon Mobil Corp.	495	42,991

Occidental Petroleum Corp.	887	77,196

Ultra Petroleum Corp. (I)	2,116	50,276

12	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value

Financials 17.6%		$713,233

Capital Markets 6.3%

State Street Corp.	1,347	54,392

T. Rowe Price Group, Inc.	1,828	111,051

The Goldman Sachs Group, Inc.	886	89,397

Commercial Banks 1.9%

Wells Fargo & Company	2,222	75,126

Consumer Finance 1.1%

American Express Company	799	46,110

Diversified Financial Services 6.6%

Bank of America Corp.	13,918	102,158

JPMorgan Chase & Company	4,559	164,124

Insurance 1.7%

Prudential Financial, Inc.	1,468	70,875

Health Care 11.0%		445,405

Biotechnology 3.6%

Amgen, Inc.	1,780	147,028

Health Care Equipment & Supplies 1.6%

Medtronic, Inc.	1,635	64,452

Health Care Providers & Services 1.3%

Amsurg Corp. (I)	1,783	52,670

Pharmaceuticals 4.5%

Merck & Company, Inc.	2,177	96,158

Novartis AG, ADR	661	38,748

Pfizer, Inc.	1,928	46,349

Industrials 6.4%		258,317

Air Freight & Logistics 2.0%

United Parcel Service, Inc., Class B	1,052	79,542

Industrial Conglomerates 2.0%

General Electric Company	3,996	82,917

Professional Services 2.4%

Robert Half International, Inc.	3,549	95,858

Information Technology 26.5%		1,075,360

Communications Equipment 8.2%

Cisco Systems, Inc.	6,278	100,134

QUALCOMM, Inc.	3,890	232,155

Computers & Peripherals 4.2%

Apple, Inc.	280	171,013

Internet Software & Services 6.5%

Ancestry.com, Inc. (I)	3,865	129,362

Google, Inc., Class A (I)	209	132,291

IT Services 3.5%

Broadridge Financial Solutions, Inc.	2,504	53,010

Visa, Inc., Class A	689	88,929

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	13

	Shares	Value

Software 4.1%

FactSet Research Systems, Inc.	887	$82,456

Oracle Corp.	2,848	86,010

Materials 1.5%		61,288

Chemicals 1.5%

Air Products & Chemicals, Inc.	762	61,288

Total investments (Cost $3,812,397)† 98.3%		$3,982,680

Other assets and liabilities, net 1.7%		$68,280

Total net assets 100.0%		$4,050,960

The percentage shown for each investment category is the total value of the category as a percentage of net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $3,842,182. Net unrealized appreciation aggregated $140,498 of which $331,397 related to appreciated investment securities and $190,899 related to depreciated investment securities.

14	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $3,812,397)	$3,982,680
Cash	152,204
Receivable for investments sold	11,507
Receivable for fund shares sold	2,623
Dividends receivable	1,973
Receivable due from adviser	803
Other receivables and prepaid expenses	16,859

Total assets	4,168,649

Liabilities

Payable to affiliates
Accounting and legal services fees	37
Transfer agent fees	1,012
Trustees’ fees	4
Other liabilities and accrued expenses	116,636

Total liabilities	117,689

Net assets

Paid-in capital	$3,887,443
Undistributed net investment income	8,194
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(14,960)
Net unrealized appreciation (depreciation) on investments	170,283

Net assets	$4,050,960

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($2,918,992 ÷ 281,945 shares)	$10.35
Class I ($1,131,968 ÷ 109,021 shares)	$10.38

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$10.89

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$61,718
Less foreign taxes withheld	(206)

Total investment income	61,512

Expenses

Investment management fees	25,288
Distribution and service fees	7,391
Accounting and legal services fees	492
Transfer agent fees	6,236
Trustees’ fees	28
State registration fees	55,504
Printing and postage	3,575
Professional fees	42,944
Custodian fees	12,028
Registration and filing fees	71,065
Other	7,649

Total expenses	232,200
Less expense reductions	(191,568)

Net expenses	40,632

Net investment income	20,880

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(14,069)
Foreign currency transactions	26

(14,043)
Change in net unrealized appreciation (depreciation) of
Investments	263,704

Net realized and unrealized gain	249,661

Increase in net assets from operations	$270,541

16	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	7-31-12	7-31-11[1]

Increase (decrease) in net assets

From operations
Net investment income	$20,880	$307
Net realized gain (loss)	(14,043)	10,880
Change in net unrealized appreciation (depreciation)	263,704	(93,421)

Increase (decrease) in net assets resulting from operations	270,541	(82,234)

Distributions to shareholders
From net investment income
Class A	(7,730)	—
Class I	(6,671)	—
From net realized gain
Class A	(7,947)	—
Class I	(3,824)	—

Total distributions	(26,172)	—

From Fund share transactions	710,675	3,178,150

Total increase	955,044	3,095,916

Net assets

Beginning of year	3,095,916	—

End of year	$4,050,960	$3,095,916

Undistributed net investment income	$8,194	$1,240

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.73	$10.00
Net investment income[2]	0.04	—[3]
Net realized and unrealized gain (loss) on investments	0.64	(0.27)
Total from investment operations	0.68	(0.27)
Less distributions
From net investment income	(0.03)	—
From net realized gain	(0.03)	—
Total distributions	(0.06)	—
Net asset value, end of period	$10.35	$9.73
Total return (%)[4,5]	7.09	(2.70)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	6.29	5.95[7]
Expenses including reductions and amounts recaptured	1.30	1.30[7]
Net investment income (loss)	0.46	(0.12)[7]
Portfolio turnover (%)	40	4

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the period shown.
6 Not annualized.
7 Annualized.

18	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.74	$10.00
Net investment income[2]	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.64	(0.27)
Total from investment operations	0.73	(0.26)
Less distributions
From net investment income	(0.06)	—
From net realized gain	(0.03)	—
Total distributions	(0.09)	—
Net asset value, end of period	$10.38	$9.74
Total return (%)[3]	7.58	(2.60)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	7.53	5.61[5]
Expenses including reductions and amounts recaptured	0.84	0.84[5]
Net investment income	0.93	0.36[5]
Portfolio turnover (%)	40	4

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

20	Fundamental Large Cap Core Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$685,907	$685,907	—	—
Consumer Staples	266,032	220,358	$45,674	—
Energy	477,138	477,138	—	—
Financials	713,233	713,233	—	—
Health Care	445,405	445,405	—	—
Industrials	258,317	258,317	—	—
Information Technology	1,075,360	1,075,360	—	—
Materials	61,288	61,288	—	—

Total Investments in
Securities	$3,982,680	$3,937,006	$45,674	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Annual report | Fundamental Large Cap Core Fund	21

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended July 31, 2012 was ordinary income of $26,172.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis consisted of $23,019 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale deferrals.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.725% of the first $500,000,000 of the Fund’s average daily net assets; b) 0.700% of the next $500,000,000; c) 0.675% of the next $500,000,000; and d) 0.650% of the Fund’s average daily net assets in excess of $1,500,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

22	Fundamental Large Cap Core Fund | Annual report

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds and with the approval of the Board of Trustees.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes interest expense, brokerage commissions, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements were such that these expenses would not exceed 1.30% and 0.84% of average net assets for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until December 31, 2012, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, transfer agent and service fees, state registration fees, taxes, printing and postage, interest expense, broker commissions, litigation, acquired fund fees and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The waivers are such that these expenses will not exceed 0.20% of average net assets. This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Fund.

Accordingly, the fee waivers and/or expense reimbursements described above amounted to $123,026 and $68,542 for Class A and Class I shares, respectively, for the year ended July 31, 2012.

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended July 31, 2012 were equivalent to a net effective rate of 0.00% of the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period. For the year ended July 31, 2012, the Fund did not recapture any expenses. The table below outlines the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNT RECOVERED
	RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	DURING THE PERIOD
FUND	JULY 1, 2013	JULY 1, 2014	JULY 1, 2015	ENDED JULY 31, 2012

Fundamental Large	—	$23,241	$191,450	—
Cap Core Fund

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Annual report | Fundamental Large Cap Core Fund	23

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $754 for the year ended July 31, 2012. Of this amount, $136 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $618 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2012 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$7,391	$5,052	$27,752	$2,206
I	—	$1,184	$27,752	$1,369

Total	$7,391	$6,236	$55,504	$3,575

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

24	Fundamental Large Cap Core Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the year ended July 31, 2012 and period ended July 31, 2011 were as follows:

	Year ended 7-31-12		Period ended 7-31-11[1]
	Shares	Amount	Shares	Amount
Class A shares

Sold	138,949	$1,350,466	202,555	$2,023,250
Distributions reinvested	383	3,593	—	—
Repurchased	(59,942)	(593,022)	—	—

Net increase	79,390	$761,037	202,555	$2,023,250

Class I shares

Sold	31,664	$323,806	115,490	$1,154,900
Distributions reinvested	1,018	9,546	—	—
Repurchased	(39,151)	(383,714)	—	—

Net increase (decrease)	(6,469)	($50,362)	115,490	$1,154,900

Net increase	72,921	$710,675	318,045	$3,178,150

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

Affiliates of the Fund owned 67% and 88% of shares of beneficial interest of Class A and Class I on July 31, 2012.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $2,142,451 and $1,378,460, respectively, for the year ended July 31, 2012.

Annual report | Fundamental Large Cap Core Fund	25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental Large Cap Core Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

26	Fundamental Large Cap Core Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

Annual report | Fundamental Large Cap Core Fund	27

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this report.

At in-person meetings held on May 24–25, 2012, the Board, including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the Funds (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the Subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s length.

28	Fundamental Large Cap Core Fund | Annual report

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain Subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 24–25, 2012, the Board, including all of the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’s compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees also took into account their knowledge of JHIMS’ management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

Annual report | Fundamental Large Cap Core Fund	29

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the Subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their Subadvisers;

(3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was

30	Fundamental Large Cap Core Fund | Annual report

increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees.

The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses;

(4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) noted that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS and are negotiated at arm’s length with respect to the unaffiliated Subadvisers; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Annual report | Fundamental Large Cap Core Fund	31

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive; and

(5) reviewed comparative information prepared by an independent third party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund, including any breakpoints, and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory

32	Fundamental Large Cap Core Fund | Annual report

history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

The Board also received information regarding any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated Subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Fund’s performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are (i) competitive and within the range of industry norms and (ii) are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee) and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Annual report | Fundamental Large Cap Core Fund	33

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and each of the Subadvisory Agreements for an additional one-year period.

Appendix A

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2012	Fees and Expenses	Other Comments

Fundamental Large	Benchmark Index — The	Subadvisory fees	The Board noted that
Cap Core Fund	Fund launched June 1st	for this Fund are	the inception date
	of 2011.	lower than the peer	for this Fund was
(John Hancock		group median.	June 1, 2011.
Asset Management	Lipper Peer Group — The
a division of	Fund launched June 1st	Net management
Manulife Asset	of 2011.	fees for this Fund
Management		are equal to the peer
(US) LLC)		group median.

Total expenses for
this Fund are slightly
higher than the peer
group median.

34	Fundamental Large Cap Core Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Fundamental Large Cap Core Fund	35

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

36	Fundamental Large Cap Core Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Fundamental Large Cap Core Fund	37

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	First Quadrant, L.P.
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
John Hancock Funds, LLC
Officers
Hugh McHaffie	Custodian
President	State Street Bank and Trust Company

Thomas M. Kinzler	Transfer agent
Secretary and Chief Legal Officer	John Hancock Signature Services, Inc.

Francis V. Knox, Jr.	Legal counsel
Chief Compliance Officer	K&L Gates LLP

Michael J. Leary	Independent registered
Treasurer	public accounting firm
PricewaterhouseCoopers LLP
Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

38	Fundamental Large Cap Core Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund.	372A 7/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/12

John Hancock

MUTUAL FUNDS

John Hancock

Fundamental Large Cap Value Fund

Annual Report

7.31.12

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

Class A	3.82	—	—	–1.54[1]	3.82	—	—	–1.79[1]

Class I2	9.87	—	—	3.37[1]	9.87	—	—	3.94[1]

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-12 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.30	0.84
Gross (%)	3.79	3.97

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Fundamental Large Cap Value Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	6-1-11	$10,394	$10,394	$10,194

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 6-1-11.

2 For certain types of investors, as described in the Fund’s prospectus.

Annual report | Fundamental Large Cap Value Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Large-cap stocks across both the value and growth disciplines finished the 12 months ended July 31, 2012 with solid gains, despite a volatile year. The market got off to a rough start last summer, falling sharply due to double-dip recession fears, Europe’s sovereign debt crisis, the federal budget deficit debate and Standard & Poor’s historic U.S. credit rating downgrade. Subsequent signs of stabilization in Europe and encouraging economic news at home triggered a market rally from October into the early months of the new year. By spring, however, mounting concerns about Europe were again pressuring markets worldwide. Stocks rebounded late in June after the European Central Bank took steps to avert a financial crisis, but then bounced around for much of July. Large-cap stocks finished the year slightly ahead of small caps. Within large cap, growth stocks modestly outpaced value.

For the 12-month period, John Hancock Fundamental Large Cap Value Fund’s Class A shares returned 9.28%, excluding sales charges, beating the 7.64% return of its benchmark, the Russell 1000 Value Index, and the 4.96% average gain of its peer group, the Morningstar, Inc. large value fund category. Security selection was favorable, especially in the consumer discretionary sector where top contributors included building products retailer The Home Depot, Inc. and homebuilder Lennar Corp. Both stocks rallied sharply as the housing market began to improve. Health care stock picks also contributed, led by biotechnology leader Amgen, Inc., whose shares soared following news of a dividend increase and stock buyback program. Having no or little exposure to the strong performing telecommunications services and utilities sectors hampered relative performance. However, the biggest individual detractors were financials. They included The Goldman Sachs Group, Inc., whose shares were hurt by a slowdown in trading and merger-and-acquisition activity, and investment manager AllianceBernstein Holding LP, whose stock slid as the company struggled to reduce expenses in the wake of asset outflows.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Large company stocks as a group could fall out of favor with the market, causing the Fund to underperform. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility of a fund and, if the transaction is not successful, could result in a significant loss. If the Fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8	Fundamental Large Cap Value Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012 with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,043.70	$6.61

Class I	1,000.00	1,046.70	4.27

Class NAV	1,000.00	1,046.70	3.66

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental Large Cap Value Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,018.40	$6.52

Class I	1,000.00	1,020.70	4.22

Class NAV	1,000.00	1,021.30	3.62

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 0.84% and 0.72% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Fundamental Large Cap Value Fund | Annual report

Portfolio summary

Top 10 Holdings (33.0% of Net Assets on 7-31-12)[1,2]

Amgen, Inc.	4.1%	Avery Dennison Corp.	3.2%

JPMorgan Chase & Company	3.8%	Merck & Company, Inc.	3.0%

Wells Fargo & Company	3.6%	QUALCOMM, Inc.	3.0%

Carnival Corp.	3.3%	Diageo PLC, ADR	2.9%

Lowe’s Companies, Inc.	3.2%	The Goldman Sachs Group, Inc.	2.9%

Sector Composition[1,3]

Financials	25.6%	Information Technology	9.7%

Consumer Discretionary	17.6%	Consumer Staples	9.4%

Health Care	12.4%	Utilities	1.0%

Industrials	12.1%	Short-Term Investments & Other	1.7%

Energy	10.5%

1 As a percentage of net assets on 7-31-12.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Fundamental Large Cap Value Fund	11

Fund’s investments

As of 7-31-12

	Shares	Value

Common Stocks 98.3%		$778,607,901

(Cost $717,950,670)

Consumer Discretionary 17.6%		139,491,252

Hotels, Restaurants & Leisure 3.3%

Carnival Corp.	783,022	26,058,973

Household Durables 2.8%

Dorel Industries, Inc., Class B	192,050	5,342,968

Lennar Corp., Class A	570,582	16,666,700

Media 4.6%

Comcast Corp., Class A	356,565	11,606,191

Lamar Advertising Company, Class A (I)	425,835	12,924,092

Omnicom Group, Inc.	232,397	11,661,681

Multiline Retail 1.4%

Target Corp.	188,033	11,404,201

Specialty Retail 4.3%

Lowe’s Companies, Inc.	1,012,470	25,686,364

The Home Depot, Inc.	158,601	8,275,800

Textiles, Apparel & Luxury Goods 1.2%

Adidas AG	131,553	9,864,282

Consumer Staples 9.4%		74,204,829

Beverages 6.8%

Diageo PLC, ADR	217,800	23,282,820

PepsiCo, Inc.	253,204	18,415,527

SABMiller PLC (I)	284,109	12,230,317

Household Products 1.3%

The Procter & Gamble Company	152,515	9,843,318

Tobacco 1.3%

Philip Morris International, Inc.	114,095	10,432,847

Energy 10.5%		83,025,311

Energy Equipment & Services 1.3%

National Oilwell Varco, Inc.	145,224	10,499,695

Oil, Gas & Consumable Fuels 9.2%

Apache Corp.	239,587	20,633,232

Chevron Corp.	188,200	20,622,956

Exxon Mobil Corp.	109,357	9,497,655

Occidental Petroleum Corp.	250,164	21,771,773

12	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

	Shares	Value

Financials 25.6%		$202,467,290

Capital Markets 7.9%

AllianceBernstein Holding LP	809,367	9,809,528

Northern Trust Corp.	367,733	16,695,078

State Street Corp.	336,879	13,603,174

The Goldman Sachs Group, Inc.	224,963	22,698,767

Commercial Banks 6.0%

U.S. Bancorp	554,782	18,585,197

Wells Fargo & Company	841,035	28,435,393

Diversified Financial Services 7.5%

Bank of America Corp.	3,038,713	22,304,153

JPMorgan Chase & Company	845,155	30,425,580

Moody’s Corp.	171,484	6,950,247

Insurance 4.2%

Prudential Financial, Inc.	338,551	16,345,242

Stewart Information Services Corp.	973,341	16,614,931

Health Care 12.4%		98,335,761

Biotechnology 4.1%

Amgen, Inc.	395,151	32,639,473

Health Care Equipment & Supplies 1.9%

Medtronic, Inc.	374,617	14,767,402

Health Care Providers & Services 2.1%

Amsurg Corp. (I)	311,537	9,202,803

VCA Antech, Inc. (I)	421,585	7,672,847

Pharmaceuticals 4.3%

Merck & Company, Inc.	538,083	23,767,126

Novartis AG, ADR	175,471	10,286,110

Industrials 12.1%		95,668,170

Aerospace & Defense 1.0%

The Boeing Company	107,035	7,910,957

Air Freight & Logistics 2.0%

FedEx Corp.	172,587	15,584,606

Commercial Services & Supplies 3.2%

Avery Dennison Corp.	814,779	25,087,045

Electrical Equipment 1.8%

Sensata Technologies Holding NV (I)	509,256	14,620,740

Industrial Conglomerates 2.7%

General Electric Company	1,030,912	21,391,424

Professional Services 1.4%

Robert Half International, Inc.	409,974	11,073,398

Information Technology 9.7%		77,294,924

Communications Equipment 5.8%

Cisco Systems, Inc.	1,197,308	19,097,063

QUALCOMM, Inc.	392,266	23,410,435

Tellabs, Inc.	1,137,464	3,742,257

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	13

			Shares	Value

IT Services 1.3%

Broadridge Financial Solutions, Inc.			474,125	$10,037,226

Software 2.6%

Microsoft Corp.			267,156	7,873,087

Oracle Corp.			434,929	13,134,856

Utilities 1.0%				8,120,364

Electric Utilities 1.0%

Entergy Corp.			111,743	8,120,364

		Maturity
	Yield (%)	date	Par value	Value

Short-Term Investments 1.3%				$10,000,000

(Cost $10,000,000)

Federal Home Loan Bank Discount Notes	0.001 (Y)	08-02-12	$10,000,000	10,000,000

Total investments (Cost $727,950,670)† 99.6%				$788,607,901

Other assets and liabilities, net 0.4%				$3,553,475

Total net assets 100.0%				$792,161,376

The percentage shown for each investment category is the total value of the category as a percentage of net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

(Y) The rate shown is the annualized seven-day yield as of 7-31-12.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $728,014,515. Net unrealized appreciation aggregated $60,593,386, of which $77,782,061 related to appreciated investment securities and $17,188,675 related to depreciated investment securities.

14	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $727,950,670)	$788,607,901
Cash	8,762,574
Receivable for fund shares sold	12,104
Dividends receivable	339,303
Other receivables and prepaid expenses	17,562

Total assets	797,739,444

Liabilities

Payable for fund shares repurchased	5,404,861
Payable to affiliates
Transfer agent fees	942
Trustees’ fees	462
Other liabilities and accrued expenses	171,803

Total liabilities	5,578,068

Net assets

Paid-in capital	$717,725,076
Undistributed net investment income	3,878,701
Accumulated net realized gain (loss) on investments and foreign
currency transactions	9,900,368
Net unrealized appreciation (depreciation) on investments	60,657,231

Net assets	$792,161,376

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($2,637,460 ÷ 256,911 shares)	$10.27
Class I ($1,010,995 ÷ 98,185 shares)	$10.30
Class NAV ($788,512,921 ÷ 76,584,183 shares)	$10.30

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$10.81

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$9,657,535
Interest	563
Less foreign taxes withheld	(44,003)

Total investment income	9,614,095

Expenses

Investment management fees	3,025,143
Distribution and service fees	6,458
Accounting and legal services fees	51,167
Transfer agent fees	5,541
Trustees’ fees	3,585
State registration fees	55,504
Printing and postage	3,330
Professional fees	47,233
Custodian fees	64,925
Registration and filing fees	139,888
Other	10,940

Total expenses	3,413,714
Less expense reductions and amounts recaptured	(53,793)

Net expenses	3,359,921

Net investment income	6,254,174

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	10,990,727
Foreign currency transactions	(20,658)

10,970,069
Change in net unrealized appreciation (depreciation) of
Investments	60,832,734

Net realized and unrealized gain	71,802,803

Increase in net assets from operations	$78,056,977

16	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	7-31-12	7-31-11[1]

Increase (decrease) in net assets

From operations
Net investment income	$6,254,174	$2,156
Net realized gain	10,970,069	6,266
Change in net unrealized appreciation (depreciation)	60,832,734	(175,503)

Increase (decrease) in net assets resulting from operations	78,056,977	(167,081)

Distributions to shareholders
From net investment income
Class A	(7,223)	—
Class I	(6,741)	—
Class NAV	(2,351,019)	—
From net realized gain
Class A	(5,698)	—
Class I	(3,154)	—
Class NAV	(1,081,097)	—

Total distributions	(3,454,932)	—

From Fund share transactions	714,615,382	3,111,030

Total increase	789,217,427	2,943,949

Net assets

Beginning of period	2,943,949	—

End of period	$792,161,376	$2,943,949

Undistributed net investment income	$3,878,701	$3,043

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.46	$10.00
Net investment income[2]	0.09	—[3]
Net realized and unrealized gain (loss) on investments	0.78	(0.54)
Total from investment operations	0.87	(0.54)
Less distributions
From net investment income	(0.03)	—
From net realized gain	(0.03)	—
Total distributions	(0.06)	—
Net asset value, end of period	$10.27	$9.46
Total return (%)[4,5]	9.28	(5.40)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	2.79	5.95[7]
Expenses Including reductions and amounts recaptured	1.30	1.30[7]
Net investment income	0.94	0.26[7]
Portfolio turnover (%)	26	5

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Annualized.

18	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.46	$10.00
Net investment income[2]	0.14	0.01
Net realized and unrealized gain (loss) on investments	0.79	(0.55)
Total from investment operations	0.93	(0.54)
Less distributions
From net investment income	(0.06)	—
From net realized gain	(0.03)	—
Total distributions	(0.09)	—
Net asset value, end of period	$10.30	$9.46
Total return (%)[4]	9.87	(5.40)[3]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	4.02	5.61[5]
Expenses including reductions and amounts recaptured	0.84	0.84[5]
Net investment income	1.44	0.74[5]
Portfolio turnover (%)	26	5

1 Period from 6-1-11 (commencement of operations) to 7-31-11.
2 Based on the average daily shares outstanding.
3 Not annualized.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Annualized.

CLASS NAV SHARES Period ended	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$8.13
Net investment income[2]	0.13
Net realized and unrealized gain on investments	2.13
Total from investment operations	2.26
Less distributions
From net investment income	(0.06)
From net realized gain	(0.03)
Total distributions	(0.09)
Net asset value, end of period	$10.30
Total return (%)[3]	27.86[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$789
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.74[5]
Expenses Including reductions and amounts recaptured	0.75[5]
Net investment income	1.40[5]
Portfolio turnover (%)	26

1 Period from 8-23-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated fund of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

20	Fundamental Large Cap Value Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$139,491,252	$129,626,970	$9,864,282	—
Consumer Staples	74,204,829	61,974,512	12,230,317	—
Energy	83,025,311	83,025,311	—	—
Financials	202,467,290	202,467,290	—	—
Health Care	98,335,761	98,335,761	—	—
Industrials	95,668,170	95,668,170	—	—
Information Technology	77,294,924	77,294,924	—	—
Utilities	8,120,364	8,120,364	—	—
Short-Term Investments	10,000,000	—	10,000,000	—

Total Investments
in Securities	$788,607,901	$756,513,302	$32,094,599	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent

Annual report | Fundamental Large Cap Value Fund	21

fees, printing and postage and state registration fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended July 31, 2012 was ordinary income of $3,446,874 and long-term capital gains of $8,058.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis included $13,842,914 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at July 31, 2012.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

22	Fundamental Large Cap Value Fund | Annual report

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.70% of the first $500,000,000 of the Fund’s aggregate average daily net assets together with the assets of Fundamental Large Cap Value Trust, a series of John Hancock Variable Insurance Trust and Optimized Value Fund, a series of John Hancock Funds II (combined aggregate average daily net assets); b) 0.65% of the next $500,000,000 of the combined aggregate average daily net assets; and c) 0.60% of the combined aggregate average daily net assets in excess of $1,000,000,000. Prior to September 26, 2011 the Fund paid a daily management fee to the Adviser equivalent, on an annual basis, to the sum of a) 0.70% of the first $500,000,000 of the Fund’s average daily net assets; b) 0.65% of the next $500,000,000; and c) 0.60% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Funds that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds and with the approval of the Board of Trustees.

The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the total operating expenses at 1.30%, 0.84% and 0.82% for Class A, Class I and Class NAV shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. Accordingly the current expense limitation agreement expires on December 31, 2012 for Class A and Class I shares and November 30, 2012 for Class NAV shares, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

Additionally, the Adviser has voluntarily agreed to waive other Fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expenses, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund.

Accordingly, these expense reductions described above amounted to $32,257, $31,288 and $12,663 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2012.

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended July 31, 2012 were equivalent to a net effective rate of 0.66% the Fund’s average daily net assets.

Annual report | Fundamental Large Cap Value Fund	23

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2012, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS RECOVERED
	RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	DURING THE PERIOD
FUND	JULY 1, 2013	JULY 1, 2014	JULY 1, 2015	ENDED JULY 31, 2012

Fundamental Large	—	$705	$58,372	$22,415
Cap Value

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $5,626 for the year ended July 31, 2012. Of this amount, $909 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $4,717 was paid as sales commissions to broker-dealers.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2012 were:

	DISTRIBUTION	TRANSFER	PRINTING AND	STATE
CLASS	AND SERVICE FEES	AGENT FEES	POSTAGE	REGISTRATION FEES

A	$6,458	$4,407	$2,068	$27,752
I	—	1,134	1,262	27,752

Total	$6,458	$5,541	$3,330	$55,504

24	Fundamental Large Cap Value Fund | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in Fund shares for the year ended July 31, 2012 and for the period ended July 31, 2011 were as follows:

		Year ended 7-31-12	Period ended 7-31-11[1]
	Shares	Amount	Shares	Amount
Class A shares

Sold	85,071	$846,464	195,710	$1,956,030
Distributions reinvested	123	1,153	—	—
Repurchased	(23,993)	(239,863)	—	—

Net increase	61,201	$607,754	195,710	$1,956,030

Class I shares

Sold	19,226	$204,790	115,500	$1,155,000
Distributions reinvested	964	9,038	—	—
Repurchased	(37,505)	(368,974)	—	—

Net increase (decrease)	(17,315)	($155,146)	115,500	$1,155,000

Class NAV shares[2]

Sold	77,067,336	$719,456,567	—	—
Distributions reinvested	366,288	3,432,117	—	—
Repurchased	(849,441)	(8,725,910)	—	—

Net increase	76,584,183	$714,162,774	—	—

Net increase	76,628,069	$714,615,382	311,210	$3,111,030

1 Period from 6-1-11 (commencement of operations) to 7-31-11.

2 Period from 8-23-11 (commencement of operations) to 7-31-12.

Affiliates of the Fund owned 74%, 96% and 100% of shares of beneficial interest of Class A, Class I and Class NAV shares on July 31, 2012.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $817,990,582 and $114,104,793, respectively, for the year ended July 31, 2012.

Note 7 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended July 31, 2012, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

FUND	AFFILIATE CONCENTRATION

John Hancock Lifestyle Growth Portfolio	37.4%
John Hancock Lifestyle Balanced Portfolio	29.4%
John Hancock Lifestyle Aggressive Portfolio	14.1%
John Hancock Lifestyle Moderate Portfolio	9.2%

Annual report | Fundamental Large Cap Value Fund	25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental Large Cap Value Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

26	Fundamental Large Cap Value Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid $8,058 in capital gain dividends.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

Annual report | Fundamental Large Cap Value Fund	27

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this report.

At in-person meetings held on May 24–25, 2012, the Board, including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved for an annual period the continuation of the Advisory and Subadvisory Agreements with respect to each of the Funds.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the Funds (each a Subadviser, and collectively, the Subadvisers) and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with Securities and Exchange Commission rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the Subadvisers to the Funds;

2. the investment performance of the Funds and their Subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also takes into account any indirect benefits expected to be derived by the Adviser and its affiliates and the Subadvisers and their affiliates from their relationships with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s length.

28	Fundamental Large Cap Value Fund | Annual report

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated Subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain Subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 24–25, 2012, the Board, including all of the Independent Trustees, re-approved the Advisory Agreement and the applicable Subadvisory Agreements with respect to each of the Funds.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to each Fund, the Adviser and each Subadviser, including comparative performance, fee and expense information for a peer group of similar mutual funds prepared by an independent third party provider of mutual fund data, including performance information for relevant benchmark indices and other information provided by the Adviser and the Subadvisers regarding the nature, extent and quality of services provided by the Adviser and the Subadvisers under their respective Agreements. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisers with respect to the Funds they manage. The Board noted the affiliation of certain of the Subadvisers with JHIMS, noting any potential conflicts of interest.

Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

Among the information received by the Board from the Adviser relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by JHIMS relating to its operations and personnel and information regarding JHIMS’s compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considers the Adviser’s risk management processes. The Board considered that JHIMS is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisers, and is also responsible for monitoring and reviewing the activities of the Subadvisers and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees also took into account their knowledge of JHIMS’ management and the quality of the performance of its duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of another trust in the complex.

Annual report | Fundamental Large Cap Value Fund	29

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers when considering approval of advisory and subadvisory agreements as listed above, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the Subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel;

(b) considered JHIMS’s compliance policies and procedures and noted its responsiveness to regulatory changes and mutual fund industry developments;

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds;

(d) considered the financial condition of JHIMS and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; and

(e) recognized JHIMS’s reputation and experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that JHIMS may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds;

(2) — (a) reviewed the investment performance of each of the Funds;

(b) reviewed the comparative performance of their respective benchmarks;

(c) considered the performance of comparable funds as included in a report prepared by an independent third party provider of mutual fund data (i.e., funds underlying variable insurance products having approximately the same investment classification/objective), if any. Such report included each Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds, as well as a description of the methodology used to determine the similarity of each Fund with the funds included in each group; and

(d) took into account JHIMS’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.

The Board concluded that the performance of each of the Funds has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their Subadvisers;

(3) — (a) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Variable Insurance Trust (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement) and that, at the request of the Board, the Reimbursement rate was

30	Fundamental Large Cap Value Fund | Annual report

increased effective May 31, 2011. The current Reimbursement rate is as follows: The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds, money market funds and index funds of the Trust and John Hancock Variable Insurance Trust.)

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints, and also noted that management had agreed to add breakpoints or implement additional breakpoints to the advisory fee structure of certain of the Funds; and

(c) The Board also considered the effect of the Funds’ growth in size on their performances and fees.

The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than certain other fixed expenses;

(4) — (a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS and Manulife Financial Corporation, the Adviser’s parent, of each Fund;

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of JHIMS’s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund;

(c) considered that JHIMS also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement and took into account information prepared by JHIMS indicating the allocation of such costs;

(d) noted that certain of the Funds’ Subadvisers are affiliates of the Adviser;

(e) noted that John Hancock Signature Services, LLC and John Hancock Funds, LLC, affiliates of the Adviser, provide transfer agency services and distribution services to the Funds, respectively, and that JHIMS also derives reputational and other indirect benefits from providing advisory services to the Funds;

(f) noted that the subadvisory fees for the Funds are paid by JHIMS and are negotiated at arm’s length with respect to the unaffiliated Subadvisers; and

(g) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser.

Annual report | Fundamental Large Cap Value Fund	31

Based upon its review, the Board concluded that the Adviser and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive; and

(5) reviewed comparative information prepared by an independent third party provider of mutual fund data including, among other data, each Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Funds. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board determined that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Adviser after payment of the subadvisory fee. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds. The Board also noted that the Adviser pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to unaffiliated Subadvisers. In addition, the Board noted that the Adviser effected advisory and subadvisory fee reductions in the past year with respect to several Funds. The Board also noted management’s discussion of the Funds’ expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered. The Board concluded that the advisory fees paid by the Trust with respect to the Funds are reasonable.

Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

In making its determination with respect to the factors that it considers in considering approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund, including any breakpoints, and comparative fee information prepared by an independent third party of mutual fund data; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s Adviser and unaffiliated Subadvisers.

With respect to the services provided by each of the Subadvisers, the Board received information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as considered information presented throughout the past year. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadviser’s compliance program and any disciplinary history. The Board also considered the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory

32	Fundamental Large Cap Value Fund | Annual report

history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisers and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadviser.

The Board considered each Subadviser’s investment process and philosophy. The Board took into account that each Subadviser’s responsibilities include the development and maintenance of an investment program for the applicable Fund which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also reviewed information relating to the nature and scope of Material Relationships and their significance to the Adviser and its affiliates and to unaffiliated Subadvisers.

The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by each Fund’s Subadviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

The Board also received information regarding any Material Relationships with respect to the unaffiliated Subadvisers, which include arrangements in which unaffiliated Subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Adviser or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Adviser might have in connection with the Subadvisory Agreements.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the performance of each Fund managed by a Subadviser has generally been in-line with or generally outperformed the historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Fund’s performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees generally are (i) competitive and within the range of industry norms and (ii) are paid by JHIMS out of its advisory fees it receives from the Fund (in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee) and would not be an expense of the Fund, and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s length negotiation between the Adviser and the Subadviser; and the Board concluded that each Fund’s subadvisory fees are reasonable; and

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.

Annual report | Fundamental Large Cap Value Fund	33

Additional information relating to each Fund’s fees and expenses and performance that the Board considered for a particular Fund is set forth in Appendix A.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements would be in the best interest of each of the Funds and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and each of the Subadvisory Agreements for an additional one-year period.

Appendix A

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2012	Fees and Expenses	Other Comments

Fundamental	Benchmark Index — The	The subadvised peer	The Board noted that
Large Cap Value	Fund launched June 1st	group is too small for	the inception date
Fund	of 2011.	comparative purposes.	for this Fund was
June 1, 2011.
Lipper Peer Group — The
(John Hancock	Fund launched June 1st	Net management
Asset	of 2011.	fees for this Fund are
Management a		lower than the peer
division of		group median.
Manulife Asset
Management		Total expenses for
(US) LLC)		this Fund are slightly
higher than the peer
group median.

34	Fundamental Large Cap Value Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Fundamental Large Cap Value Fund	35

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

36	Fundamental Large Cap Value Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Fundamental Large Cap Value Fund	37

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	John Hancock Asset Management a division of
Theron S. Hoffman	Manulife Asset Management (US) LLC
Hassell H. McClellan
Principal distributor
Officers	John Hancock Funds, LLC
Hugh McHaffie
President	Custodian
State Street Bank and Trust Company
Thomas M. Kinzler
Secretary and Chief Legal Officer	Transfer agent
John Hancock Signature Services, Inc.
Francis V. Knox, Jr.
Chief Compliance Officer	Legal counsel
K&L Gates LLP
Michael J. Leary
Treasurer	Independent registered
public accounting firm
Charles A. Rizzo	PricewaterhouseCoopers LLP
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

38	Fundamental Large Cap Value Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund.	374A 7/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/12

John Hancock

China Emerging Leaders Fund

Annual Report
7.31.12

John Hancock China Emerging Leaders Fund

Management's discussion of fund performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Fund's investments	Page 8
Financial statements	Page 10
Financial highlights	Page 13
Notes to financial statements	Page 16
Federal tax information	Page 23
Trustees and Officers	Page 24
More information	Page 27

John Hancock China Emerging Leaders Fund

Management’s Discussion of Fund Performance

By Atlantis Investment Management (H.K.) Ltd.

Chinese markets rose during the period from the Fund’s inception, December 29, 2011, through July 31, 2012, with the MSCI China Index up 5.29% for the period. The year 2012 started on a positive note, on the back of fourth quarter regional economic data that indicated a soft landing in China. The market bounce continued into February when January data proved better than expected, but the rally came to an end in March, when the Chinese government revised the 2012 gross domestic product (GDP) growth target down from 8.0% to 7.5%, the first reduction in three years. Figures released in April showed that first quarter GDP growth (8.1% year over year) was the lowest in three years and that sparked a market decline. The sell-off accelerated in May on renewed fears around the eurozone debt crisis. The Chinese authorities took prompt action to respond, such as fast-tracking of approvals for infrastructure investment, additional aid for small and medium-sized businesses and initiatives to further develop and liberalize the financial system.

Portfolio Update

John Hancock China Emerging Leaders Fund was launched on December 29, 2011 and from inception through July 31, 2012, performance for the Fund’s Class A shares declined 6.80%, excluding sales charges. In the same period, the Fund’s benchmark index, the MSCI China Index, returned 5.29%. The Fund underperformed the benchmark in part because it held a relatively high cash position during the period. Other factors contributing to the Fund’s performance lag were an underweight in, and poor stock selection within, the strong performing financials and information technology sectors and an overweight and unrewarding stock selection in the poor performing materials sector. On the other hand, an overweight position in health care had a positive impact on Fund performance. By the end of the reporting period, the Fund was fully invested, with almost two thirds of its net assets allocated to Chinese large-cap stocks, primarily in H shares, which are Hong Kong-issued shares of companies incorporated in mainland China. The bulk of the remainder of Fund assets was allocated to Hong Kong-listed Chinese companies that had a majority of shares owned by Chinese individuals prior to their listing. The latter experienced a major sell-off in May when global markets suffered double-digit declines due to the European debt crisis and fears of an economic hard landing in China.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant. Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Although they are larger and/or more established than many emerging markets, the markets of China function in many ways as emerging markets, and carry the high levels of risk associated with emerging markets.

3

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[1]

Class A	—	—	—	—	—	—	—	–11.49

Class I2	—	—	—	—	—	—	—	–6.60

Class NAV[2]	—	—	—	—	—	—	—	–6.60

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-12 for Class A shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net (%)	1.80	1.40	1.32
Gross (%)	1.82	1.40	1.32

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

China Emerging Leaders Fund | Annual report

4

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	12-29-11	$9,340	$9,340	$10,529

Class NAV[2]	12-29-11	9,340	9,340	10,529

MSCI China Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure large and mid cap equity market performance in China.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 12-29-11.

2 For certain types of investors, as described in the Fund’s prospectuses.

Annual report | China Emerging Leaders Fund

5

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

● Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

● Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$885.10	$8.44

Class I	1,000.00	887.00	6.76

Class NAV	1,000.00	887.00	6.29

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,015.90	$9.02

Class I	1,000.00	1,017.70	7.22

Class NAV	1,000.00	1,018.20	6.72

Remember, these examples do not include any transaction costs; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.80%, 1.44% and 1.34% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

China Emerging Leaders Fund
As of 7-31-12
Portfolio Summary

Top 10 Holdings (38.7% of Net Assets on 7-31-12)[1,2]
PICC Property & Casualty Company, Ltd., H Shares	5.1%
China Resource Power Holdings, Ltd.	4.4%
Biosensors International Group, Ltd.	4.1%
China Mobile, Ltd.	4.1%
Silver Base Group Holdings, Ltd.	3.8%
China Metal Recycling Holdings, Ltd.	3.7%
Sinopharm Group Company, Ltd., H Shares	3.6%
Inner Mongolia Yitai Coal Company, H Shares	3.4%
China Foods, Ltd.	3.3%
China Minsheng Banking Corp., Ltd., H Shares	3.2%

Country Concentration[1,3]
China	56.4%
Hong Kong	30.3%
United States	8.3%
Singapore	4.1%
Mongolia	0.9%

Sector Composition[1,3]
Consumer Discretionary	15.0%
Financials	13.8%
Health Care	12.6%
Consumer Staples	11.2%
Industrials	10.7%
Energy	9.6%
Materials	7.4%
Utilities	5.7%
Telecommunication Services	4.1%
Information Technology	1.6%
Short-Term Investments & Other	8.3%

1 As a percentage of net assets on 7-31-12.
2 Cash and cash equivalents not included.
3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Although they are larger and/or more established than many emerging markets, the markets of China function in many ways as emerging markets and carry the high levels of risk associated with emerging markets.

7

China Emerging Leaders Fund
Fund’s investments
As of 7-31-12

	Shares	Value

Common Stocks 90.2%		$256,945,063

(Cost $278,804,356)

China 54.9%		156,274,443

Baoxin Auto Group, Ltd. (I)	11,000,000	5,288,024
Beijing Capital International Airport Company, Ltd., H Shares	10,000,000	6,787,734
China Communications Construction Company, Ltd., H Shares	10,000,000	8,773,873
China Minsheng Banking Corp., Ltd., H Shares	10,000,000	9,223,022
China Petroleum & Chemical Corp., H Shares	10,000,000	9,041,522
China Qinfa Group, Ltd. (I)	10,000,000	1,022,915
China Shipping Container Lines Company, Ltd., H Shares (I)	12,000,000	2,885,170
China Yurun Food Group, Ltd.	10,000,000	5,977,469
CNOOC, Ltd.	3,000,000	6,023,087
Dongwu Cement International, Ltd. (I)	7,000,000	1,173,482
Inner Mongolia Yitai Coal Company, H Shares (I)	1,733,000	9,721,266
Intime Department Store Group Company, Ltd.	6,000,000	5,606,286
Lenovo Group, Ltd.	6,500,000	4,493,431
PICC Property & Casualty Company, Ltd., H Shares	13,000,000	14,435,998
Ping An Insurance Group Company, H Shares	1,000,000	7,810,390
Renhe Commercial Holdings Company, Ltd. (I)	160,000,000	6,545,955
Sany Heavy Equipment International Holdings Company, Ltd.	11,000,000	5,473,322
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	7,000,000	7,786,203
Silver Base Group Holdings, Ltd.	26,714,000	10,845,591
Sinopharm Group Company, Ltd., H Shares	3,500,000	10,231,661
Tsingtao Brewery Company, Ltd., H Shares	1,000,000	5,839,183
Xiao Nan Guo Restaurants Holdings, Ltd. (I)	24,200,000	3,619,998
Yanzhou Coal Mining Company, Ltd., H Shares	1,000,000	1,476,501
Zhaojin Mining Industry Company, Ltd., H Shares	5,000,000	6,192,360

Hong Kong 30.3%		86,370,838

China Foods, Ltd.	10,000,000	9,374,541
China Mengniu Dairy Company, Ltd.	2,200,000	6,513,474
China Metal Recycling Holdings, Ltd.	15,000,000	10,626,324
China Mobile, Ltd.	1,000,000	11,693,409
China Resource Power Holdings, Ltd.	6,000,000	12,622,522
China State Construction International Holdings, Ltd.	6,200,000	6,431,429
China Water Affairs Group, Ltd.	15,500,000	3,746,326
Galaxy Entertainment Group, Ltd. (I)	3,000,000	7,169,437
Haier Electronics Group Company, Ltd. (I)	8,000,000	9,186,431
Hao Tian Resources Group, Ltd. (I)	32,000,000	701,093
Hua Han Bio-Pharmaceutical Holdings, Ltd., H Shares	33,000,000	5,938,051
Ming Fung Jewellery Group, Ltd. (I)	20,000,000	924,258
Silver Grant International, Ltd.	9,000,000	1,443,543

Mongolia 0.9%		2,498,152

Mongolian Mining Corp. (I)	4,550,000	2,498,152

Singapore 4.1%		11,801,630

Biosensors International Group, Ltd. (I)	12,000,000	11,801,630

Warrants 1.5%		$4,210,470

(Cost $6,683,204)

China 1.5%		4,210,470

Anhui Quanchai Engine Company (Expiration Date: 3-30-17; Strike Price: CNY 0.00)
(I)	3,000,111	4,210,470

See notes to financial statements

8

China Emerging Leaders Fund
Fund’s investments
As of 7-31-12

	Shares	Value

Short-Term Investments 8.9%		$25,387,991

(Cost $25,387,991)

Money Market Funds 8.9%		25,387,991

State Street Institutional Liquid Reserves Fund, 0.1930% (Y)	25,387,991	25,387,991

Total investments (Cost $310,875,551)† 100.6%		$286,543,524

Other assets and liabilities, net (0.6%)		($1,813,863)

Total net assets 100.0%		$284,729,661

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

CNY Chinese Yuan Renminbi

(I) Non-income producing security.

(Y) The rate shown is the annualized seven-day yield as of 7-31-12.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $310,876,796. Net unrealized depreciation aggregated $24,333,272, of which $10,379,914 related to appreciated investment securities and $34,713,186 related to depreciated investment securities.

The Fund had the following sector composition as of 7-31-12 (as a percentage of total net assets):

Consumer Discretionary	15.0%
Financials	13.8%
Health Care	12.6%
Consumer Staples	11.2%
Industrials	10.7%
Energy	9.6%
Materials	7.4%
Utilities	5.7%
Telecommunication Services	4.1%
Information Technology	1.6%
Short-Term Investments & Other	8.3%

See notes to financial statements

9

China Emerging Leaders Fund
Statement of Assets and Liabilities — July 31, 2012

Assets

Investments, at value (Cost $310,875,551)	$286,543,524
Foreign currency, at value (Cost $35,681)	35,676
Receivable for fund shares sold	8,776
Dividends and interest receivable	326,160
Other receivables and prepaid expenses	21,393

Total assets	286,935,529

Liabilities

Payable for investments purchased	2,075,261
Payable to affiliates
Accounting and legal services fees	2,449
Transfer agent fees	40
Trustees' fees	187
Other liabilities and accrued expenses	127,931

Total liabilities	2,205,868

Net assets

Paid-in capital	$301,869,194
Undistributed net investment income	798,129
Accumulated net realized gain (loss) on
investments and foreign currency transactions	6,394,429
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies	(24,332,091)

Net assets	$284,729,661

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($93,199 ÷ 10,000 shares)	$9.32
Class I ($93,397 ÷ 10,000 shares)	$9.34
Class NAV ($284,543,065 ÷ 30,452,750 shares)	$9.34

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[1]	$9.81

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

10

China Emerging Leaders Fund

Statement of Operations — For the Period Ended July 31, 20121

Investment income

Dividends	$2,320,594
Interest	17,157
Less foreign taxes withheld	(159,087)

Total investment income	2,178,664

Expenses

Investment management fees	1,102,474
Distribution and service fees	183
Accounting and legal services fees	12,784
Transfer agent fees	188
Trustees' fees	778
Professional fees	54,842
Custodian fees	111,215
Registration and filing fees	54,664
Other	6,646

Total expenses	1,343,774

Less expense reductions	(3,450)

Net expenses	1,340,324

Net investment income	838,340

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	6,394,429
Foreign currency transactions	(40,290)

6,354,139

Change in net unrealized appreciation
(depreciation) of
Investments	(24,332,027)
Translation of assets and liabilities in foreign
currencies	(64)

(24,332,091)

Net realized and unrealized loss	(17,977,952)

Decrease in net assets from operations	($17,139,612)

1 Period from 12-29-11 (commencement of operations) to 7-31-12.

See notes to financial statements

11

China Emerging Leaders Fund

Statement of Changes in Net Assets

Period
ended
7/31/12[1]

Increase (decrease) in net assets

From operations
Net investment income	$838,340
Net realized gain	6,354,139
Change in net unrealized appreciation
(depreciation)	(24,332,091)

Decrease in net assets resulting from
operations	(17,139,612)

From Fund share transactions	301,869,273

Total increase	284,729,661

Net assets

Beginning of period	—

End of period	$284,729,661

Undistributed net investment income	$798,129

1 Period from 12-29-11 (commencement of operations) to 7-31-12.

See notes to financial statements

12

China Emerging Leaders Fund
Financial Highlights

Class A Shares

Period ended
7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.02
Net realized and unrealized loss on
investments	(0.70)

Total from investment operations	(0.68)

Net asset value, end of period	$9.32

Total return (%)[3]	(6.80)[4,5]

Ratios and supplemental data

Net assets, end of period (in millions)	— [6]
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.83[7]
Expenses net of fee waivers and credits	1.80[7]
Net investment income	0.35[7]
Portfolio turnover (%)	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Not annualized.
5 Total returns would have been lower had certain expenses not been reduced during the period shown.
6 Less than $500,000.
7 Annualized.

See notes to financial statements

13

China Emerging Leaders Fund
Financial Highlights

Class I Shares

Period ended
7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized loss on
investments	(0.70)

Total from investment operations	(0.66)

Net asset value, end of period	$9.34

Total return (%)	(6.60)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	— [5]
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.44[6]
Expenses net of fee waivers and credits	1.44[6]
Net investment income	0.72[6]
Portfolio turnover (%)	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements

14

China Emerging Leaders Fund
Financial Highlights

Class NAV Shares

Period ended
7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.05
Net realized and unrealized loss on
investments	(0.71)

Total from investment operations	(0.66)

Net asset value, end of period	$9.34

Total return (%)	(6.60)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$285
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.34[5]
Expenses net of fee waivers and credits	1.34[5]
Net investment income	0.84[5]
Portfolio turnover (%)	35

1 Period from 12-29-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

See notes to financial statements

15

China Emerging Leaders Fund
Notes to Financial Statements

Note 1 — Organization

John Hancock China Emerging Leaders Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities, including exchange-traded and closed-end funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of

16

the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of July 31, 2012, all investments were categorized as Level 2 under the hierarchy described above, except for short-term investments which were categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the period ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state

17

registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis consisted of $7,193,803 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at July 31, 2012.

Note 3 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 1.10% of the first $500,000,000 of the Fund’s average daily net assets, b) 1.05% of the next $500,000,000 of the Fund’s average daily net assets and c) 1.00% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with Atlantis Investment Management (H.K.) Ltd. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the reimbursement is

18

calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds and with the approval of the Board of Trustees.

The Adviser has contractually agreed to waive and/or reimburse operating expenses for Class A and Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that the expenses will not exceed 1.80% and 1.44% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until December 31, 2012, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

Additionally, the Adviser has voluntarily agreed to waive and/or reimburse a portion of its management fee in order to limit the Fund’s expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, 12b-1 fees, transfer agent fees and service fees, state registration fees and printing and postage, to 0.25% of the Fund’s average net assets. This voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund.

Accordingly, these expense reductions amounted to $17, $2 and $3,431 for Class A, Class I and Class NAV shares, respectively, for the period ended July 31, 2012.

The investment management fees, including the impact of waivers and reimbursements described above, incurred for the period ended July 31, 2012 were equivalent to a net effective rate of 1.10% of the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period. Certain reimbursements or waivers are not subject to recapture. The expenses waived or reimbursed subject to potential recovery through July 1, 2015 are $15. For the period ended July 31, 2012, the Fund did not recapture any expenses.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pays the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services

19

receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended July 31, 2012 were:

	Distribution and	Transfer agent
Class	service fees	fees

A	$183	$121

I	-	67

Total	$183	$188

The Fund did not incur printing and postage and state registration fees for the period ended July 31, 2012.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the Fund based on its average daily net assets.

Note 5 - Fund share transactions

Transactions in Fund shares for the period ended July 31, 2012 were as follows:

		Period ended
		7/31/12[1]

	Shares		Amount
Class A shares
Sold	10,000		$100,000

Net increase	10,000		$100,000

Class I shares
Sold	10,000		$100,000

Net increase	10,000		$100,000

Class NAV shares
Sold	30,477,216		$301,911,759
Repurchased	(24,466)		(242,486)

Net increase	30,452,750		$301,669,273

Net increase	30,472,750		$301,869,273

1 Period from 12-29-11 (commencement of operations) to 7-31-12.

Affiliates of the Fund owned 100% of shares of beneficial interest of the Fund on July 31, 2012.

Note 6 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $338,003,290 and $58,910,159, respectively, for the period ended July 31, 2012.

Note 7 - Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the period ended July 31, 2012, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

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Affiliated
Fund	Concentration
John Hancock Lifestyle Growth Portfolio	39.1%
John Hancock Lifestyle Balanced Portfolio	28.7%
John Hancock Lifestyle Aggressive Portfolio	16.5%

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock China Emerging Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock China Emerging Leaders Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 2011 (commencement of operations) through July 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

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Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund intends to pass through foreign tax credits of $159,087.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

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Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | China Emerging Leaders Fund

24

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

China Emerging Leaders Fund | Annual report

25

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | China Emerging Leaders Fund

26

More information

Trustees	Investment adviser
Charles L. Bardelis*	John Hancock Investment Management Services, LLC
James M. Oates, Chairman
James R. Boyle†	Investment subadviser
Peter S. Burgess*	Atlantis Investment Management (Hong Kong) Ltd.
Grace K Fey
Theron S. Hoffman	Principal distributor
Hassell H. McClellan	John Hancock Funds, LLC

Custodian
State Street Bank and Trust Company

Officers	Transfer agent
Hugh McHaffie	John Hancock Signature Services, Inc.
President
Thomas M. Kinzler	Legal counsel
Secretary and Chief Legal Officer	K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer	Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

27

John Hancock

Diversified Strategies Fund

Annual Report

7.31.12

John Hancock Diversified Strategies Fund

Management’s discussion of Fund performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Fund's investments	Page 8
Financial statements	Page 17
Financial highlights	Page 20
Notes to financial statements	Page 22
Trustees and Officers	Page 30
More information	Page 33

John Hancock Diversified Strategies Fund

Management’s Discussion of Fund Performance
By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John Hancock Diversified Strategies Fund posted positive performance in its first 10 months of operations. From inception September 30, 2011 through July 31, 2012, the Fund’s Class A shares returned 11.65%, excluding sales charges. That compared to the 21.03% return of the S&P 500 Index, the 9.89% return of the Fund’s benchmark, a blend of 70% Barclays Capital U.S. Aggregate Bond Index/30% S&P 500 Index, and the 9.58% median return on the U.S. conservative allocation funds category tracked by Morningstar, Inc. in the same period.

The Fund began operations in volatile times, epitomized by a downgrade in the U.S. credit rating, the macroeconomic turbulence of several European countries and their banks, and fears of a slowdown in emerging markets. The Fund’s positive performance resulted from asset allocation, diversification and a well-managed risk mitigation strategy using long-dated U.S. Treasury strips.

The Fund typically maintains a large allocation to fixed income, covering many global fixed-income sectors (some of these positions are held in investments in mutual funds). The fixed-income portion of the Fund outperformed its benchmark index by allocating away from core bonds, such as U.S. Treasuries and investment grade bonds, and diversifying in higher-yielding, non-core assets, such as emerging market debt and non-U.S. fixed income, among others. Additionally, the Fund’s use of Treasury strips as a risk hedging position produced strong returns due to a dramatic fall to record lows for Treasury yields. The equity portion of the Fund, made up of investments in several mutual funds, generated strong returns aided by an allocation to a global real estate investment trust, as well as high dividend and less economically sensitive equity portfolios. The portion of the Fund invested in alternatives posted positive results, driven by strong performance in commodities and long/short equities.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results. The Fund’s performance depends on the Adviser's skill in determining the strategic asset class allocations, the mix of underlying strategies and funds and the performance of those underlying strategies and funds. The underlying strategies and funds' performance may be lower than the performance of the asset class which they were selected to represent. The Fund is subject to the same risks as the underlying strategies and funds in which it invests, which include the following: stocks and bonds can decline due to adverse issuer, market, regulatory or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the Fund’s assets. However, there is no guarantee that any investment strategy will be successful or that the Fund’s objectives will be achieved. Commodity investments involve the risk of volatile market price fluctuation of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

3

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[1]

Class A	—	—	—	—	—	—	—	6.03

Class I2	—	—	—	—	—	—	—	11.96

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-12 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.55	1.13
Gross (%)	1.76	1.34

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

Footnotes on the following page.

Diversified Strategies Fund | Annual report

4

			With
		Without	maximum
	Start date	sales charge	sales charge	Index 1	Index 2	Index 3

Class I2	9-30-11	$11,196	$11,196	$12,103	$10,508	$10,989

S&P 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

70% Barclays Capital U.S. Aggregate Bond Index/30% S&P 500 Index Blend — Index 3 — is comprised of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 9-30-11.

2 For certain types of investors as described in the Fund’s prospectus.

Annual report | Diversified Strategies Fund

5

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding your fund expenses

As a shareholder of the Fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (if applicable), minimum account fee charge, etc.

•  Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012 with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1,2]

Class A	$1,000.00	$1,051.40	$5.97
Class I	1,000.00	1,052.30	3.98

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoin g operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1,2]

Class A	$1,000.00	$1,019.00	$5.87
Class I	1,000.00	1,021.00	3.92

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.17% and 0.78% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2 The Fund's expense ratios do not included fees and expenses indirectly incurred by the underlying funds, whose expense ratios can vary based on the underling funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund were 0.75% to 1.43% for the period ended July 31, 2012.

6

Diversified Strategies
Portfolio summary
As of 7-31-12

Value as a
percentage of
Portfolio Composition	Fund's net assets
Fixed Income (67.1%)
Corporate Bonds	49.4%
U.S. Government & Agency Obligations	11.1%
Collateralized Mortgage Obligations	2.8%
Capital Preferred Securities	1.4%
Asset Backed Securities	1.0%
Term Loans	0.9%
Preferred Securities	0.4%
Municipal Bonds	0.1%
Affiliated Investment Companies (26.0%)
Equity
Capital Appreciation Value, Class NAV (T.Rowe Price)	4.0%
Global Real Estate, Class NAV (Deutsche)	1.0%
Redwood, Class NAV (RCM)	4.7%
Global Shareholder Yield, Class NAV (Epoch)	4.0%
Alternative
Currency Strategies, Class NAV (First Quadrant)	4.5%
Global Absolute Return Strategies, Class NAV (Standard Life)	2.9%
Fixed Income
Multi Sector Bond, Class NAV (Stone Harbor)	4.9%
Unaffiliated Investment Companies (5.4%)
Alternative
AQR Managed Futures Strategy Fund, Class I	2.7%
Equity
Turner Spectrum Fund Institutional Class I	2.7%
Other Assets and Liabilities	1.5%

Value as a
percentage of
Fixed Income Quality Composition[1,2]	Fund's net assets
AAA	1.1%
AA	0.8%
A	2.4%
BBB	30.3%
BB	18.3%
B	22.4%
CCC	7.8%
U.S. Government	12.2%
U.S. Government Agency	4.7%

1 Ratings are from Moody's Investors Service, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. Not Rated securities are those with no ratings available. All are as of 7-31-12 and do not reflect subsequent downgrades or upgrades, if any.

2 Composition based on fixed income securities which represent $28,877,204 and 67.1% of the Fund's net assets at 7-31-12. Percentages shown are based on total fixed income securities.

7

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Corporate Bonds 49.4%				$21,285,270

(Cost $19,752,333)

Consumer Discretionary 7.2%				3,115,017

Auto Components 0.7%
Allison Transmission, Inc. (S)	7.125	05/15/19	125,000	131,407
Exide Technologies	8.625	02/01/18	45,000	35,775
Visteon Corp.	6.750	04/15/19	160,000	155,600

Diversified Financial Services 0.0%
Rivers Pittsburgh Borrower LP (S)	9.500	06/15/19	15,000	15,656

Food Products 0.2%
Simmons Foods, Inc. (S)	10.500	11/01/17	100,000	91,500

Hotels, Restaurants & Leisure 2.5%
Caesars Entertainment Operating Company, Inc.	11.250	06/01/17	100,000	108,250
CCM Merger, Inc. (S)	9.125	05/01/19	150,000	152,250
Downstream Development Authority of the Quapaw Tribe of
Oklahoma (S)	10.500	07/01/19	100,000	104,250
Greektown Superholdings, Inc.	13.000	07/01/15	100,000	108,750
Jacobs Entertainment, Inc.	9.750	06/15/14	100,000	97,500
Marina District Finance Company, Inc.	9.500	10/15/15	75,000	72,844
MGM Resorts International (S)	8.625	02/01/19	100,000	105,875
Seminole Indian Tribe of Florida (S)	7.750	10/01/17	200,000	218,500
Sugarhouse HSP Gaming Property Mezzanine LP (S)	8.625	04/15/16	100,000	105,000

Household Durables 0.1%
American Standard Americas (S)	10.750	01/15/16	30,000	26,738

Media 1.5%
DISH DBS Corp.	6.750	06/01/21	125,000	136,719
Grupo Televisa SAB	6.625	01/15/40	100,000	128,516
Regal Entertainment Group	9.125	08/15/18	100,000	112,250
WMG Acquisition Corp.	9.500	06/15/16	100,000	109,875
XM Satellite Radio, Inc. (S)	7.625	11/01/18	150,000	162,750

Multiline Retail 0.4%
Macy's Retail Holdings, Inc.	7.875	08/15/36	175,000	188,858

Oil, Gas & Consumable Fuels 0.1%
Landry's, Inc. (S)	9.375	05/01/20	30,000	31,313

Specialty Retail 1.1%
Automotores Gildemeister SA (S)	8.250	05/24/21	150,000	157,500
AutoNation, Inc.	5.500	02/01/20	65,000	68,250
AutoNation, Inc.	6.750	04/15/18	32,000	35,560
Hillman Group, Inc.	10.875	06/01/18	100,000	106,250
Toys R Us Property Company II LLC	8.500	12/01/17	100,000	108,000

Textiles, Apparel & Luxury Goods 0.6%
Burlington Coat Factory Warehouse Corp.	10.000	02/15/19	125,000	132,656
Levi Strauss & Company	7.625	05/15/20	100,000	106,625

Consumer Staples 1.9%				795,631

Beverages 0.2%
Ajecorp BV (S)	6.500	05/14/22	30,000	31,125
Corp. Lindley SA (S)	6.750	11/23/21	25,000	27,750

See notes to financial statements.

8

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Consumer Staples (continued)

Food & Staples Retailing 0.4%
Rite Aid Corp.	9.250	03/15/20	150,000	$151,500
Safeway, Inc.	7.250	02/01/31	20,000	20,653

Food Products 0.4%
Corp. Pesquera Inca SAC (S)	9.000	02/10/17	78,000	83,850
Del Monte Corp.	7.625	02/15/19	100,000	99,250

Household Products 0.4%
Reynolds Group Issuer, Inc.	9.000	04/15/19	100,000	101,750
Yankee Candle Company, Inc.	8.500	02/15/15	4,000	4,065
YCC Holdings LLC, PIK	10.250	02/15/16	40,000	40,750

Personal Products 0.3%
Revlon Consumer Products Corp.	9.750	11/15/15	125,000	133,438

Tobacco 0.2%
Alliance One International, Inc.	10.000	07/15/16	100,000	101,500

Energy 4.2%				1,823,604

Energy Equipment & Services 0.9%
Offshore Group Investments, Ltd. (S)	11.500	08/01/15	45,000	49,500
Trinidad Drilling, Ltd. (S)	7.875	01/15/19	100,000	106,750
Weatherford International, Inc.	6.800	06/15/37	200,000	231,569

Oil, Gas & Consumable Fuels 3.3%
Afren PLC (S)	10.250	04/08/19	200,000	212,500
Alpha Natural Resources, Inc.	6.000	06/01/19	150,000	130,500
Arch Coal, Inc.	7.250	06/15/21	125,000	108,750
EV Energy Partners LP	8.000	04/15/19	100,000	101,000
Kinder Morgan Energy Partners LP	5.800	03/15/35	200,000	224,313
Linn Energy LLC	8.625	04/15/20	150,000	162,750
Nexen, Inc.	6.400	05/15/37	200,000	254,495
Peabody Energy Corp. (S)	6.250	11/15/21	35,000	34,563
Targa Resources Partners LP (S)	6.375	08/01/22	100,000	102,500
TransCanada Pipelines, Ltd. (6.350% to 05/15/2017, then 3
month LIBOR + 2.210%)	6.350	05/15/67	100,000	104,414

Financials 15.2%				6,521,347

Capital Markets 1.8%
Affinion Group Holdings, Inc.	11.625	11/15/15	100,000	74,000
Jefferies Group, Inc.	6.875	04/15/21	200,000	206,000
Morgan Stanley	5.750	01/25/21	300,000	305,511
The Goldman Sachs Group, Inc.	6.750	10/01/37	200,000	206,030

Commercial Banks 1.7%
Abbey National Treasury Services PLC	4.000	04/27/16	200,000	201,225
Banco de Credito del Peru (S)	4.750	03/16/16	100,000	105,500
Barclays Bank PLC	5.140	10/14/20	200,000	198,183
ICICI Bank, Ltd. (S)	5.750	11/16/20	200,000	202,133
Synovus Financial Corp.	7.875	02/15/19	20,000	21,650

Consumer Finance 1.2%
Capital One Financial Corp.	6.150	09/01/16	250,000	280,610
Discover Bank	7.000	04/15/20	200,000	233,691

See notes to financial statements.

9

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Financials (continued)

Diversified Financial Services 4.0%
Bank of America NA	6.000	10/15/36	200,000	$224,723
Citigroup, Inc.	5.850	12/11/34	200,000	227,868
General Electric Capital Corp.	5.300	02/11/21	250,000	286,759
General Electric Capital Corp. (7.125% until 06/15/2022, then
3 month LIBOR + 5.296%) (Q)	7.125	06/15/22	100,000	108,199
International Lease Finance Corp. (S)	7.125	09/01/18	100,000	113,125
JPMorgan Chase & Company (7.900% to 04/30/2018, then 3
month LIBOR + 3.470%) (Q)	7.900	04/30/18	200,000	220,712
Merrill Lynch & Company, Inc.	7.750	05/14/38	200,000	245,477
Rabobank Nederland NV (11.000% to 06/30/2019, then 3
month LIBOR + 10.868%) (Q)(S)	11.000	06/30/19	200,000	255,500
SPL Logistics Escrow LLC (S)	8.875	08/01/20	24,000	24,480

Insurance 3.1%
AXA SA (6.379% to 12/14/2036, then 3 month LIBOR +
2.256%) (Q)(S)	6.379	12/14/36	200,000	162,500
CNA Financial Corp.	7.250	11/15/23	200,000	236,791
CNO Financial Group, Inc. (S)	9.000	01/15/18	100,000	107,500
Glen Meadow Pass-Through Trust (6.505% to 02/15/2017,
then 3 month LIBOR + 2.125%) (S)	6.505	02/12/67	200,000	147,000
Liberty Mutual Group, Inc. (S)	6.500	03/15/35	50,000	53,689
Liberty Mutual Group, Inc. (S)	7.800	03/15/37	200,000	208,500
Lincoln National Corp. (6.050% to 04/20/2017, then 3 month
LIBOR + 2.040%)	6.050	04/20/67	200,000	193,000
Willis Group Holdings PLC	5.750	03/15/21	200,000	224,112

Real Estate Investment Trusts 2.8%
DDR Corp.	7.500	04/01/17	200,000	230,208
Host Hotels & Resorts LP (S)	5.250	03/15/22	200,000	211,750
MPT Operating Partnership LP	6.375	02/15/22	35,000	36,225
MPT Operating Partnership LP	6.875	05/01/21	100,000	106,250
Prologis LP	6.875	03/15/20	200,000	246,645
Weyerhaeuser Company	7.375	03/15/32	200,000	235,191
SL Green Realty Corp.	7.750	03/15/20	100,000	116,710

Real Estate Management & Development 0.3%
General Shopping Investments, Ltd. USGG (Q)(S)	12.000	03/20/17	30,000	27,900
Realogy Corp. (S)	7.875	02/15/19	100,000	101,000

Thrifts & Mortgage Finance 0.3%
Nationstar Mortgage LLC	10.875	04/01/15	125,000	135,000

Health Care 1.5%				640,225

Biotechnology 0.2%
Grifols, Inc.	8.250	02/01/18	100,000	109,500

Health Care Equipment & Supplies 0.4%
Alere, Inc.	8.625	10/01/18	150,000	153,750

Health Care Providers & Services 0.6%
BioScrip, Inc.	10.250	10/01/15	100,000	108,750
HCA, Inc.	7.500	02/15/22	100,000	112,250
National Mentor Holdings, Inc. (S)	12.500	02/15/18	45,000	45,225

See notes to financial statements.

10

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Health Care (continued)

Pharmaceuticals 0.3%
Endo Health Solutions, Inc.	7.250	01/15/22	100,000	$110,750

Industrials 6.2%				2,675,740

Aerospace & Defense 1.3%
Ducommun, Inc.	9.750	07/15/18	100,000	103,500
Huntington Ingalls Industries, Inc.	7.125	03/15/21	150,000	161,063
Kratos Defense & Security Solutions, Inc.	10.000	06/01/17	120,000	129,000
Textron Financial Corp. (6.000% to 02/15/2017, then 3 month
LIBOR + 1.735%) (S)	6.000	02/15/67	150,000	118,500
Textron, Inc.	7.250	10/01/19	30,000	35,739

Airlines 2.2%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	01/31/18	97,685	97,929
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	01/02/18	31,580	33,712
Continental Airlines 2010-1 Class A Pass Through Trust	4.750	01/12/21	190,869	200,412
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01/02/23	71,479	77,198
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08/10/22	146,587	158,138
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	07/02/18	170,410	184,043
United Air Lines 2007-1 Class C Pass Through Trust (P)	2.984	07/02/14	172,391	166,357
US Airways 2012-1 Class A Pass Through Trust
Series 2012-1A, Class PTT	5.900	10/01/24	25,000	26,000

Building Products 0.5%
Voto-Votorantim, Ltd. (S)	6.750	04/05/21	200,000	224,500

Commercial Services & Supplies 0.5%
Steelcase, Inc.	6.375	02/15/21	200,000	215,161

Electrical Equipment 0.3%
Coleman Cable, Inc.	9.000	02/15/18	130,000	137,313

Industrial Conglomerates 0.5%
Odebrecht Finance, Ltd. (Q)(S)	7.500	09/14/15	200,000	212,000

Marine 0.1%
Navios South American Logistics, Inc.	9.250	04/15/19	50,000	45,750

Road & Rail 0.7%
Avis Budget Car Rental LLC	8.250	01/15/19	100,000	107,375
Florida East Coast Railway Corp.	8.125	02/01/17	100,000	105,250
The Hertz Corp.	6.750	04/15/19	100,000	105,000

Trading Companies & Distributors 0.1%
Aircastle, Ltd.	6.750	04/15/17	15,000	15,750
Aircastle, Ltd.	7.625	04/15/20	15,000	16,050

Information Technology 0.2%				105,000

IT Services 0.2%
Brightstar Corp. (S)	9.500	12/01/16	100,000	105,000

Materials 6.5%				2,797,686

Chemicals 0.9%
American Pacific Corp.	9.000	02/01/15	150,000	151,313
Braskem Finance, Ltd. (S)	7.000	05/07/20	100,000	112,750
Ineos Finance PLC (S)	7.500	05/01/20	100,000	101,500

See notes to financial statements.

11

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Materials (continued)

LyondellBasell Industries NV	5.000	04/15/19	25,000	$27,125

Construction Materials 0.3%
Building Materials Corp. of America (S)	6.750	05/01/21	100,000	109,250

Containers & Packaging 0.4%
Consolidated Container Company LLC (S)	10.125	07/15/20	30,000	31,275
Pretium Packaging LLC	11.500	04/01/16	100,000	102,000
Tekni-Plex, Inc. (S)	9.750	06/01/19	43,000	44,720

Metals & Mining 3.8%
Alcoa, Inc.	5.400	04/15/21	200,000	205,203
Commercial Metals Company	7.350	08/15/18	200,000	208,250
FMG Resources August 2006 Pty, Ltd. (S)	8.250	11/01/19	25,000	26,313
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04/01/22	100,000	99,750
FMG Resources August 2006 Pty, Ltd. (S)	6.875	02/01/18	25,000	25,250
JMC Steel Group (S)	8.250	03/15/18	100,000	100,250
Metinvest BV (S)	8.750	02/14/18	200,000	185,500
Mongolian Mining Corp. (S)	8.875	03/29/17	200,000	201,500
Rain CII Carbon LLC (S)	8.000	12/01/18	100,000	102,250
Steel Dynamics, Inc.	7.750	04/15/16	125,000	129,844
SunCoke Energy, Inc.	7.625	08/01/19	100,000	99,375
Taseko Mines, Ltd.	7.750	04/15/19	100,000	96,000
Vale Overseas, Ltd.	6.875	11/10/39	125,000	152,090

Paper & Forest Products 1.1%
Georgia-Pacific LLC	7.250	06/01/28	171,000	215,013
International Paper Company	9.375	05/15/19	200,000	271,165

Telecommunication Services 3.8%				1,650,642

Diversified Telecommunication Services 3.3%
American Tower Corp.	4.700	03/15/22	40,000	41,806
CenturyLink, Inc.	7.600	09/15/39	200,000	205,722
CenturyLink, Inc.	5.800	03/15/22	50,000	53,115
GTP Towers Issuer LLC (S)	8.112	02/15/15	100,000	105,105
Intelsat Jackson Holdings SA	7.250	10/15/20	100,000	106,750
Level 3 Communications Inc (S)	8.875	06/01/19	200,000	203,500
PAETEC Holding Corp.	9.875	12/01/18	100,000	112,750
Telecom Italia Capital SA	7.200	07/18/36	200,000	172,000
Telefonica Emisiones SAU	5.134	04/27/20	200,000	178,394
West Corp.	11.000	10/15/16	100,000	105,500
Windstream Corp.	7.750	10/01/21	150,000	160,500

Wireless Telecommunication Services 0.5%
Digicel, Ltd. (S)	8.250	09/01/17	100,000	104,750
Nextel Communications, Inc.	7.375	08/01/15	100,000	100,750

Utilities 2.7%				1,160,378

Electric Utilities 1.0%
Allegheny Energy Supply Company LLC (S)	6.750	10/15/39	200,000	215,620
PNM Resources, Inc.	9.250	05/15/15	150,000	171,375
Southern California Edison Company (6.250% to 02/01/2022,
then 3 month LIBOR + 4.199%) (Q)	6.250	02/01/22	30,000	32,082

Independent Power Producers & Energy Traders 1.4%
DPL, Inc. (S)	7.250	10/15/21	200,000	227,500

See notes to financial statements.

12

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Utilities (continued)

Ipalco Enterprises, Inc.	5.000	05/01/18	200,000	$206,000
NRG Energy, Inc.	8.250	09/01/20	150,000	161,625

Multi-Utilities 0.3%
CMS Energy Corp.	5.050	03/15/22	40,000	42,687
Integrys Energy Group, Inc. (6.110% to 12/01/2016, then 3
month LIBOR + 2.120%)	6.110	12/01/66	100,000	103,489

U.S. Government & Agency Obligations 11.1%				$4,759,880

(Cost $4,357,931)

U.S. Government 8.2%				3,515,654

U.S. Treasury Bonds	1.750	05/15/22	75,000	76,863
U.S. Treasury Bonds	3.125	11/15/41	440,000	492,113
United States Treasury Strip PO	5.029	08/15/41	6,500,000	2,946,678

U.S. Government Agency 2.9%				1,244,226

Federal National Mortgage Association
30 Yr Pass Thru	4.000	10/01/41	1,138,526	1,244,226

Capital Preferred Securities 1.4%				$612,358

(Cost $568,712)

Financials 1.4%				612,358

Fifth Third Capital Trust IV (6.500% to 04/15/2017 then 3
month LIBOR + 1.368%)	6.500	04/15/37	150,000	149,813
MetLife Capital Trust X (9.250% to 04/08/2038, then 3 month
LIBOR + 5.540%) (S)	9.250	04/08/38	30,000	37,350
Regions Financing Trust II (6.625% to 05/15/2027, then 3
month LIBOR + 1.290%)	6.625	05/15/47	150,000	146,250
State Street Capital Trust III (P)(Q)	5.458	01/29/49	175,000	175,945
ZFS Finance USA Trust II (6.450% to 06/15/2016, then 3
month LIBOR + 2.000%) (S)	6.450	12/15/65	100,000	103,000

Municipal Bonds 0.1%				$33,758

(Cost $32,234)

State of Illinois	5.100	06/01/33	35,000	33,758

Term Loans (M) 0.9%				$396,783

(Cost $378,165)

Consumer Discretionary 0.9%				396,783

Hotels, Restaurants & Leisure 0.3%
Kalispel Tribal Economic Authority	7.500	02/25/17	142,614	139,048

Media 0.3%
Clear Channel Communications, Inc.	3.889	01/29/16	147,640	111,099

Health Care Providers & Services 0.3%
National Mentor Holdings, Inc.	7.000	02/09/17	148,869	146,636

See notes to financial statements.

13

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

		Maturity	Par value^
	Rate (%)	date		Value

Collateralized Mortgage Obligations 2.8%				$1,219,980

(Cost $1,127,318)

Commercial & Residential 2.5%				1,058,127

American Home Mortgage Assets
Series 2006-6, Class XP IO	2.261	12/25/46	1,645,020	113,153
Americold LLC Trust (S)
Series 2010-ARTA, Class D	7.443	01/14/29	100,000	113,893
Countrywide Alternative Loan Trust
Series 2007-16CB, Class 4A7	6.000	08/25/37	136,774	107,449
Fontainebleau Resorts LLC (S)
Series 2012-FBLU, Class D	5.007	05/05/27	100,000	103,892
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM (P)	5.874	07/10/38	220,000	234,112
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (P)	5.871	04/15/45	250,000	273,439
WaMu Mortgage Pass Through Certificates
Series 2005-AR6, Class X IO	1.600	04/25/45	1,973,559	112,189

Thrifts & Mortgage Finance 0.1%				58,127

UBS-Barclays Commercial Mortgage Trust (S)	1.994	05/10/63	550,000	58,127

U.S. Government Agency 0.2%				103,726

Federal Home Loan Mortgage Corp.
Series K018, Class X1 IO	1.469	01/25/22	409,372	41,706
Series K710, Class X1 IO	1.916	05/25/19	280,000	27,818
Federal National Mortgage Association
Series 407, Class C6 IO	5.500	01/25/40	213,175	34,202

Asset Backed Securities 1.0%				$405,944

(Cost $394,007)

Asset Backed Securities Corp. Home Equity
Series 2006-HE1, Class A3	0.446	01/25/36	69,294	56,896
Citicorp Residential Mortgage Securities, Inc.
Series 2007-2, Class A6	6.265	06/25/37	38,825	37,759
Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)	5.216	01/25/42	119,100	126,620
Home Equity Asset Trust
Series 2003-1, Class M1	1.746	06/25/33	121,187	97,841
Master Asset Backed Securities Trust
Series 2007-HE2, Class A2	0.946	08/25/37	66,083	59,719
Soundview Home Equity Loan Trust
Series 2006-OPT2, Class A3	0.426	05/25/36	33,688	27,109

			Shares	Value

Preferred Securities 0.4%				$163,231

(Cost $154,190)

Financials 0.3%				105,297

PNC Financial Services Group, Inc., 6.125%			2,150	58,717
U.S. Bancorp, 6.000%			1,700	46,580

See notes to financial statements.

14

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

	Shares	Value
Industrials 0.1%		$57,934

Continental Airlines Finance Trust II, 6.000%	700	23,013
United Technologies Corp., 7.500%	662	34,921

Affiliated Investment Companies 26.0%		$11,189,050

(Cost $10,518,363)

Alternative 7.4%		3,178,680

John Hancock Funds II (G) 7.4%
Currency Strategies, Class NAV (First Quadrant) (I)	208,398	1,933,936
Global Absolute Return Strategies, Class NAV (Standard
Life) (I)	117,318	1,244,744

Equity 13.7%		5,884,995

John Hancock Funds II (G) 9.7%
Capital Appreciation Value, Class NAV (T.Rowe Price)	154,910	1,700,913
Global Real Estate, Class NAV (Deutsche)	55,514	436,895
Redwood, Class NAV (RCM)	191,194	2,030,479

John Hancock Funds III (G) 4.0%
Global Shareholder Yield, Class NAV (Epoch)	174,462	1,716,708

Fixed Income 4.9%		2,125,375

John Hancock Funds II (G) 4.9%
Multi Sector Bond, Class NAV (Stone Harbor)	206,347	2,125,375

Unaffiliated Investment Companies 5.4%		$2,330,888

(Cost $2,393,498)

Alternative 2.7%		1,171,956

AQR Managed Futures Strategy Fund, Class I	119,954	1,171,956

Equity 2.7%		1,158,932

Turner Spectrum Fund Institutional Class I	106,519	1,158,932

Total investments (Cost $39,676,751)† 98.5%		$42,397,142

Other assets and liabilities, net 1.5%		$664,756

Total net assets 100.0%		$43,061,898

^The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Notes to Portfolio of Investments

IO Interest Only Security – (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate.

PIK Paid In Kind.

PO Principal Only Security – (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.

USGG U.S. Generic Government Index.

(G) The Fund's sub-adviser is shown parenthetically.

See notes to financial statements.

15

Diversified Strategies Fund
Fund’s investments
As of 7-31-12

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,014,672 or 16.3% of the Fund's net assets as of 7-31-12.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $39,703,934. Net unrealized appreciation aggregated $2,693,208, of which $2,857,921 related to appreciated investment securities and $164,713 related to depreciated investment securities.

Investment Companies
Underlying Funds’ Investment Managers

Deutsche Asset Management, Inc.	(Deutsche)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
RCM Capital Management LLC	(RCM)
Standard Life Investments
(Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)

See notes to financial statements.

16

Diversified Strategies Fund

Statement of Assets and Liabilities — July 31, 2012

Assets

Investments, at value (Cost $29,158,388)	$31,208,092
Investments in affiliated funds, at value (Cost
$10,518,363)	11,189,050

Total investments, at value (Cost
$39,676,751)	42,397,142

Cash	470,451
Dividends and interest receivable	462,613
Other receivables and prepaid expenses	3,325

Total assets	43,333,531

Liabilities

Payable for investments purchased	207,137
Payable to affiliates
Accounting and legal services fees	374
Trustees' fees	102
Investment management fees	526
Other liabilities and accrued expenses	63,494

Total liabilities	271,633

Net assets

Paid-in capital	$38,977,459
Undistributed net investment income	926,966
Accumulated net realized gain (loss) on
investments	437,082
Net unrealized appreciation (depreciation) on
investments	2,720,391

Net assets	$43,061,898

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($33,107,213 ÷ 3,000,000 shares)	$11.04
Class I ($9,954,685 ÷ 900,000 shares)	$11.06

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[1]	$11.62

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

17

Diversified Strategies Fund

Statement of Operations — For the Period Ended July 31, 20121

Investment income

Interest	$1,469,495
Income distributions received from affiliated
underlying funds	161,271
Dividends	6,063
Less foreign taxes withheld	(92)

Total investment income	1,636,737

Expenses

Investment management fees	195,811
Distribution and service fees	78,895
Accounting and legal services fees	4,574
Transfer agent fees	61,814
Trustees' fees	352
Professional fees	48,481
Custodian fees	9,791
Registration and filing fees	22,723
Other	6,749

Total expenses	429,190

Less expense reductions	(59,456)

Net expenses	369,734

Net investment income	1,267,003

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	301,010
Investments in affiliated issuers	166,444
Capital gain distributions received from
unaffiliated underlying funds	54,295
Capital gain distributions received from affiliated
underlying funds	12,478
534,227

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	2,049,704
Investments in affiliated issuers	670,687
2,720,391

Net realized and unrealized gain	3,254,618

Increase in net assets from operations	$4,521,621

1 Period from 9-30-11 (commencement of operations) to 7-31-12.

See notes to financial statements.

18

Diversified Strategies Fund

Statement of Changes in Net Assets

Period ended
7/31/12[1]

Increase (decrease) in net assets

From operations
Net investment income	$1,267,003
Net realized gain	534,227
Change in net unrealized appreciation
(depreciation)	2,720,391

Increase in net assets resulting from
operations	4,521,621

Distributions to shareholders
From net investment income
Class A	(298,380)
Class I	(98,865)
From net realized gain
Class A	(48,060)
Class I	(14,418)
Total distributions	(459,723)

From Fund share transactions	39,000,000

Total increase	43,061,898

Net assets

Beginning of period	—

End of period	$43,061,898

Undistributed net investment income	$926,966

1 Period from 9-30-11 (commencement of operations) to 7-31-12.

The accompanying notes are an integral part of the financial statements.

19

Diversified Strategies Fund

Financial Highlights (For a share outstanding throughout the period)

Class A Shares

Period ended
7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.32
Net realized and unrealized gain on
investments	0.84

Total from investment operations	1.16

Less distributions
From net investment income	(0.10)
From net realized gain	(0.02)

Total distributions	(0.12)

Net asset value, end of period	$11.04

Total return (%)[3]	11.65[4,5]

Ratios and supplemental data

Net assets, end of period (in millions)	$33
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured[6]	1.35[7]
Expenses including reductions and amounts
recaptured[6]	1.17[7]
Net investment income	3.60[7]
Portfolio turnover (%)	21

1 Period from 9-30-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized.
6 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was as follows: 0.75% to 1.43% for the period ended 7-31-12.
7 Annualized.

See notes to financial statements.

20

Diversified Strategies Fund

Financial Highlights (For a share outstanding throughout the period)

Class I Shares

Period ended
7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.35
Net realized and unrealized gain on
investments	0.84

Total from investment operations	1.19

Less distributions
From net investment income	(0.11)
From net realized gain	(0.02)

Total distributions	(0.13)

Net asset value, end of period	$11.06

Total return (%)	11.96[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$10
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured[5]	0.95[6]
Expenses including reductions and amounts
recaptured[5]	0.78[6]
Net investment income	3.99[6]
Portfolio turnover (%)	21

1 Period from 9-30-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was as follows: 0.75% to 1.43% for the period ended 7-31-12.
6 Annualized.

See notes to financial statements.

21

Notes to Financial Statements

Note 1 — Organization

John Hancock Diversified Strategies Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek to achieve consistent returns over the long term with a focus on capital preservation.

The Fund operates as a “fund of funds”, investing in Class NAV shares of affiliated underlying funds of the Trust and other funds in the John Hancock Funds complex and other permitted investments, including other unaffiliated funds.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

The accounting policies of the underlying funds of the Fund are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 and jhfunds.com, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of

22

investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	7/31/2012	Price	Inputs	Inputs

Corporate Bonds	$21,285,270	-	$21,257,370	$27,900

U.S. Government & Agency
Obligations	4,759,880	-	4,759,880	-

Capital Preferred Securities	612,358	-	612,358	-

Municipal Bonds	33,758	-	33,758	-

Term Loans	396,783	-	396,783	-
Collateralized Mortgage
Obligations	1,219,980	-	1,219,980	-

Asset Backed Securities	405,944	-	405,944	-

Preferred Securities	163,231	$93,638	69,593	-
Affiliated Investment
Companies	11,189,050	11,189,050	-	-
Unaffiliated Investment
Companies	2,330,888	2,330,888	-	-

Total Investments in
Securities	$42,397,142	$13,613,576	$28,755,666	$27,900

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is

23

reflected in other expenses on the Statement of operations. For the period ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the period ended July 31, 2012 was as follows:

July 31, 2012

Ordinary Income	$459,473

Long-Term Capital Gain	$250

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis included $1,391,231 of undistributed ordinary income.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and non-deductible 12b-1 fees.

Note 3 - Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

24

unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with The Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis based on two components: (a) a fee on assets invested in a fund of John Hancock Funds III (JHF III) or John Hancock Funds II (JHF II) and (b) a fee on assets invested in investments other than a fund of JHF III and JHF II (Other Assets). The fee on assets invested in the fund of JHF III or JHF II is stated as an annual percentage of the current value of the aggregate net assets of the Fund and is equivalent to the sum of: (a) 0.250% of the first $1,000,000,000 of the Fund’s aggregate net assets and (b) 0.225% of the excess over $1,000,000,000 of the Fund’s aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and is equivalent to the sum of: (a) 0.700% of the first $1,000,000,000 of the Fund’s aggregate net assets and (b) 0.675% of the excess over $1,000,000,000 of the Fund’s aggregate net assets. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive a portion of its management fee for certain Funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equals or exceeds $100 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the Funds and with the approval of the Board of Trustees.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.22% and 0.80% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2012, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that is appropriate under the circumstances at the time.

Additionally, the Adviser has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, transfer agent fees, service fees, blue sky fees, printing and postage, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense reimbursement may be terminated at any time by the Adviser on notice to the Fund. The waivers are such that these expenses will not exceed 0.10% of the Fund’s average daily net assets.

The investment management fees including the impact of waivers and reimbursements described above, incurred for the period ended July 31, 2012 were equivalent to a net effective rate of 0.40% of the Fund’s average daily net assets.

Accordingly, the fee waivers and/or expense reimbursements described above amounted to $45,729 and $13,727 for Class A and Class I shares, respectively, for the period ended July 31, 2012.

25

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period. For period ended July 31, 2012, the Fund did not recapture any expenses. In addition, there were $59,475 in waived or reimbursed expenses subject to potential recovery through July 1, 2015.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays 0.30% for Class A shares of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended July 31, 2012 were:

Class	Distribution and service fees	Transfer agent fees

A	$78,895	$53,154

I	-	8,660

Total	$78,895	$61,814

The Fund did not incur printing and postage and state registration fees for the period ended July 31, 2012.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

26

Note 5 - Fund share transactions

Transactions in Fund shares for the period ended July 31, 2012 were as follows:

	Period ended
	7/31/12[1]

	Shares	Amount
Class A shares
Sold	3,000,000	$30,000,000

Net increase	3,000,000	$30,000,000

Class I shares
Sold	900,000	$9,000,000

Net increase	900,000	$9,000,000

Net increase	3,900,000	$39,000,000

1 Period from 9-30-11 (commencement of operations) to 7-31-12.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class A and Class I, respectively, on July 31, 2012.

Note 6 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $44,156,906 and $8,071,268, respectively, for the period ended July 31, 2012. Purchases and sales of U.S. Treasury obligations aggregated $3,153,945 and $31,127, respectively, for the period ended July 31, 2012.

Note 7 – Investment in affiliated underlying funds

The Fund invests in affiliated underlying funds that are managed by the Adviser and affiliates. The Fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Fund’s investment may represent a significant portion of each underlying Fund’s net assets. For the period ended July 31, 2012, the Funds do not hold 5% or more of an underlying Funds’ net assets.

27

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock
Diversified Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Diversified Strategies Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period September 30, 2011 (commencement of operations) through July 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2012 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

28

Federal Tax Information (Unaudited)

Taxable Funds

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid $250 in capital gain dividends.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

29

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Diversified Strategies Fund

30

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Diversified Strategies Fund | Annual report

31

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Diversified Strategies Fund

32

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services, LLC
James R. Boyle†
Grace K. Fey†	Investment subadviser
Charles L. Bardelis*	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
Theron S. Hoffman
Hassell H. McClellan*	Principal distributor
*Member of the Audit Committee	John Hancock Funds, LLC
†Non-Independent Trustee
Custodian
State Street Bank and Trust Company

Officers	Transfer agent
Hugh McHaffie	John Hancock Signature Services, Inc.
President
Thomas M. Kinzler	Legal counsel
Secretary and Chief Legal Officer	K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer	Independent registered
Michael J. Leary	public accounting firm
Treasurer	PricewaterhouseCoopers LLP
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

33

John Hancock

MUTUAL FUNDS

John Hancock

Global Absolute Return Strategies Fund

Annual Report

7.31.12

A look at performance

Total returns for the period ended July 31, 2012

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	Inception	1-year	5-year	10-year	Inception[1]

Class A	—	—	—	—	—	—	—	0.60

Class I2	—	—	—	—	—	—	—	6.20

Class NAV[2]	—	—	—	—	—	—	—	6.10

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 12-31-12 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net (%)	1.95	1.57	1.40
Gross (%)	1.96	1.57	1.40

Expenses have been estimated for the Fund’s first year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Global Absolute Return Strategies Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class I2	12-19-11	$10,620	$10,620	$10,008

Class NAV[2]	12-19-11	10,610	10,610	10,008

Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index — Index 1 — tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

MSCI World Index (gross of foreign withholding taxes on dividends) — Index 2 — is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

1 From 12-19-11. Class R2 and R6 shares were first offered on 3-1-12. Because the classes have limited operating history, performance is not included.

2 For certain types of investors as described in the Fund’s prospectuses.

Annual report | Global Absolute Return Strategies Fund	7

Management’s discussion of

Fund performance

By Standard Life Investments (Corporate Funds) Limited

Shortly after the period ended, David Millar left Standard Life Investments and no longer serves as a portfolio manager on the Fund. Portfolio managers Euan Munro and Guy Stern continue to manage the Fund with the same objective and strategy.

Global financial markets generally performed well in the period from the Fund’s mid-December 2011 inception to July 31, 2012, though not without bouts of sharp volatility. In the U.S., good economic growth in late 2011 and early 2012 resulted in solid gains for stocks and credit-sensitive bonds. But worries about a slowdown resulted in volatility and buoyed demand for the dollar and safe-haven U.S. Treasury securities. Europe endured a cycle of fiscal crisis followed by policy response followed by a repeat of fiscal crisis. In that environment, European stock performance varied widely but was mostly positive, while European corporate and government bonds also generally managed gains.

The Fund enjoyed a positive return and outperformed its benchmark. For the period from inception December 19, 2011 to July 31, 2012, John Hancock Global Absolute Return Strategies Fund’s Class A shares returned 5.90%, excluding sales charges. At the same time, the MSCI World Index returned 11.17% and the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index, the Fund’s benchmark, returned 0.08%. In managing the Fund, we use a range of techniques across a wide spectrum of equity and fixed-income securities, as well as derivative instruments. We use a wide range of derivative contracts (including futures, swaps, options, swaptions and others), which may be either exchange traded or over-the-counter with one specific counterparty. The Fund uses these instruments to manage volatility and to efficiently implement investment ideas. They are frequently tied to long positions of the Portfolio. For example, in volatile market conditions these derivatives typically temper returns in order to reduce volatility associated with rapid gains or losses on equities. Several factors contributed to the Fund’s performance in the period since its inception. First, in fixed-income markets of developed economies, it was beneficial to hold corporate and other non-government bonds and this positioning helped performance. Second, bonds of select resource-based economies tended to enjoy healthier fiscal conditions and currencies than those of many developed nations. In particular, the Fund benefited from holding securities issued by Mexico, whose government bonds have done well so far in 2012. Third, despite sharp volatility in April and May, it was beneficial during the period overall to have exposure to a number of global equity markets. A leading detractor was the Fund’s exposure to Korean equities. The Fund has taken deliberate exposure to aspects of eurozone financials that we see as offering potential value. In addition, some of the better rated eurozone banks may be counterparties to a number of our over-the-counter derivatives contracts. Such exposure is closely monitored and would be removed should the credit-worthiness of any such institution materially decrease.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the Fund’s assets. However, there is no guarantee that any investment strategy will be successful or that the Fund’s objectives will be achieved. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. The issuer or grantor of a security, or counterparty to a transaction, may be unable or unwilling to make principal, interest or settlement payments. If the Fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. Currency transactions are impacted by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund’s investments. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability.

8	Global Absolute Return Strategies Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2012 with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[1]

Class A	$1,000.00	$1,013.40	$9.76

Class I	1,000.00	1,016.30	7.97

Class NAV	1,000.00	1,015.30	7.17

For the classes noted below, the example assumes an account value of $1,000.00 on March 1, 2012, with the same investment held until July 31, 2012.

	Account value	Ending value	Expenses paid during
	on 3-1-12	on 7-31-12	period ended 7-31-11[2]

Class R2	1,000.00	991.60	8.35

Class R6	1,000.00	993.40	6.27

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global Absolute Return Strategies Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2012, with the same investment held until July 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-12	on 7-31-12	period ended 7-31-12[3]

Class A	$1,000.00	$1,015.20	$9.77

Class I	1,000.00	1,017.00	7.97

Class R2	1,000.00	1,014.90	10.02

Class R6	1,000.00	1,017.40	7.52

Class NAV	1,000.00	1,017.80	7.17

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.95%, 1.59% and 1.43% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2 Expenses are equal to the Fund’s annualized expense ratio of 2.00% and 1.50% for Class R2 and Class R6 shares, respectively, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period).

3 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	Global Absolute Return Strategies Fund | Annual report

Portfolio summary

Corporate Bonds	27.5%

United States	10.5%

United Kingdom	4.5%

Netherlands	3.2%

France	3.1%

Luxembourg	0.8%

Ireland	0.7%

Italy	0.7%

Germany	0.6%

Sweden	0.6%

Spain	0.5%

Other Countries	2.3%

Equities	18.8%

United States	7.7%

Russia	2.8%

United Kingdom	1.5%

Germany	0.7%

France	0.6%

Japan	0.6%

Australia	0.5%

Sweden	0.4%

Netherlands	0.4%

China	0.4%

Other Countries	3.2%

U.S. Government	18.6%

Treasury Inflation
Protected Securities	18.6%

Foreign Government Obligations	7.4%

Mexico	4.9%

Germany	2.0%

Other Countries	0.5%

Certificate of Deposit	4.3%

Purchased Options	3.6%

Short-Term Investments & Other	19.8%

Time Deposits	13.2%

U.S. Government	3.6%

Repurchase Agreement	0.8%

Derivatives*	–3.5%

Other Assets & Liabilities	5.7%

* See derivative instruments disclosure and tables in the notes to financial statements.

As a percentage of net assets on 7-31-12.

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the Fund’s assets. However, there is no guarantee that any investment strategy will be successful or that the Fund’s objectives will be achieved. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs.

Currency transactions are impacted by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund’s investments. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability.

Annual report | Global Absolute Return Strategies Fund	11

Fund’s investments

As of 7-31-12

		Maturity
	Rate (%)	date	Par value^	Value
Corporate Bonds 27.5%			$230,780,450

(Cost $229,357,267)

Australia 0.3%				2,770,178

Australia & New Zealand Banking Group, Ltd.
(EUR) (D)	3.750	03-10-17	200,000	269,633

FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22	95,000	94,763

FMG Resources August 2006 Pty, Ltd. (S)	8.250	11-01-19	1,100,000	1,157,750

Origin Energy Finance, Ltd. (EUR) (P)	7.875	06-16-71	100,000	122,732

Santos Finance, Ltd. (8.250% to 9-22-17, then
3 month EURIBOR + 6.851%) (EUR) (D)	8.250	09-22-70	400,000	484,787

Westpac Banking Corp. (EUR) (D)	4.250	09-22-16	470,000	640,513

Austria 0.1%				417,445

Sappi Papier Holding GmbH (S)	6.625	04-15-21	250,000	228,750

VERBUND International Finance GmbH
(EUR) (D)	4.750	07-16-19	130,000	188,695

Belgium 0.0%				171,274

Anheuser-Busch InBev NV (EUR) (D)	4.000	06-02-21	120,000	171,274

Brazil 0.1%				826,711

OGX Austria GmbH (S)	8.500	06-01-18	450,000	396,563

Vale SA (EUR) (D)	4.375	03-24-18	320,000	430,148

Canada 0.3%				2,415,356

Air Canada (S)	9.250	08-01-15	860,000	862,150

Bombardier, Inc. (S)	5.750	03-15-22	130,000	130,650

Bombardier, Inc. (S)	7.750	03-15-20	295,000	331,506

Cascades, Inc.	7.875	01-15-20	80,000	82,400

Inmet Mining Corp. (S)	8.750	06-01-20	475,000	467,875

NOVA Chemicals Corp.	8.375	11-01-16	485,000	540,775

Cayman Islands 0.3%				2,067,971

Hutchison Whampoa Finance 09, Ltd. (EUR) (D)	4.750	11-14-16	750,000	1,038,242

IPIC GMTN, Ltd. (EUR) (D)	4.875	05-14-16	410,000	552,388

Thames Water Utilities Cayman Finance, Ltd.
(EUR) (D)	3.250	11-09-16	100,000	133,444

UPCB Finance, Ltd. (EUR) (D)	7.625	01-15-20	260,000	343,897

Czech Republic 0.1%				829,014

CEZ AS (EUR) (D)	4.500	06-29-20	460,000	653,638

CEZ AS (EUR) (D)	6.000	07-18-14	130,000	175,376

12	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Denmark 0.5%				$4,037,833

AP Moeller—Maersk A/S (EUR) (D)	4.875	10-30-14	530,000	697,620

Danske Bank A/S (EUR) (D)	3.875	05-18-16	200,000	256,835

Danske Bank A/S (EUR) (D)	4.750	06-04-14	450,000	581,895

Danske Bank A/S (4.100% to 3-16-18, then
3 month EURIBOR + 1.810%) (EUR) (D)	4.100	03-16-18	300,000	350,664

DONG Energy A/S (EUR) (D)	4.875	12-16-21	300,000	446,924

DONG Energy A/S (EUR) (D)	6.500	05-07-19	150,000	236,745

DONG Energy A/S (EUR) (D)(P)	7.750	06-01-21	280,000	374,657

ISS A/S (EUR) (D)	8.875	05-15-16	175,000	221,780

TDC A/S (EUR) (D)	4.375	02-23-18	630,000	870,713

Finland 0.1%				1,192,768

Fortum OYJ (EUR) (D)	4.000	05-24-21	200,000	281,897

Nokia OYJ (EUR) (D)	5.500	02-04-14	50,000	60,910

Pohjola Bank PLC (EUR) (D)	5.750	02-28-22	300,000	401,316

Teollisuuden Voima OYJ (EUR) (D)	4.625	02-04-19	330,000	448,645

France 3.1%				26,181,622

Alstom SA (EUR) (D)	3.875	03-02-16	500,000	654,030

Alstom SA (EUR) (D)	4.000	09-23-14	100,000	129,762

Areva SA (EUR) (D)	4.625	10-05-17	600,000	767,109

Autoroutes du Sud de la France SA (EUR) (D)	4.000	09-24-18	300,000	407,237

AXA SA (5.250% to 4-16-20, then 3 month
EURIBOR + 3.050%) (EUR) (D)	5.250	04-16-40	400,000	412,410

Banque PSA Finance SA (EUR) (D)	4.250	02-25-16	100,000	115,596

Banque PSA Finance SA (EUR) (D)	6.000	07-16-14	200,000	248,594

BNP Paribas SA (EUR) (D)	3.000	02-24-17	300,000	385,702

BNP Paribas SA (EUR) (D)	3.500	03-07-16	500,000	653,939

BNP Paribas SA (4.730% to 4-12-16, then
3 month EURIBOR + 1.690%) (EUR) (D)(Q)	4.730	04-12-16	150,000	140,266

BNP Paribas SA (8.667% to 9-11-13, then
3 month EURIBOR + 4.050%) (EUR) (D)(Q)	8.667	09-11-13	150,000	184,560

Bouygues SA (EUR) (D)	4.375	10-29-14	60,000	79,040

Casino Guichard Perrachon SA (EUR) (D)	4.379	02-08-17	200,000	268,845

Casino Guichard Perrachon SA (EUR) (D)	4.472	04-04-16	700,000	937,448

Casino Guichard Perrachon SA (EUR) (D)	6.375	04-04-13	150,000	191,178

Christian Dior SA (EUR) (D)	3.750	09-23-14	450,000	578,273

Cie de Saint-Gobain (EUR) (D)	4.500	09-30-19	680,000	931,033

Cie de Saint-Gobain (EUR) (D)	8.250	07-28-14	100,000	139,910

Cie Financiere et Industrielle des Autoroutes SA
(EUR) (D)	5.000	05-24-21	350,000	503,117

Cie Generale de Geophysique-Veritas	9.500	05-15-16	100,000	109,125

CNP Assurances (EUR) (D)(P)	6.875	09-30-41	100,000	92,920

Credit Agricole SA (EUR) (D)	3.875	02-13-19	300,000	384,849

Credit Agricole SA (EUR) (D)	5.971	02-01-18	500,000	620,118

Credit Logement SA (EUR) (D)	5.454	02-16-21	200,000	238,730

Electricite de France SA (EUR) (D)	3.875	01-18-22	700,000	950,500

Electricite de France SA (EUR) (D)	4.625	09-11-24	250,000	358,821

Eutelsat SA (EUR) (D)	5.000	01-14-19	400,000	564,198

France Telecom SA (EUR) (D)	3.875	04-09-20	330,000	457,760

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	13

		Maturity
	Rate (%)	date	Par value^	Value
France (continued)

France Telecom SA (EUR) (D)	5.000	01-22-14	100,000	$130,830

GDF Suez (EUR) (D)	3.500	10-18-22	875,000	1,175,826

GDF Suez (EUR) (D)	6.875	01-24-19	300,000	477,750

HSBC Holdings PLC (EUR) (D)	4.875	01-15-14	200,000	259,952

Labco SAS (EUR) (D)	8.500	01-15-18	100,000	114,735

Lafarge SA (EUR) (D)	6.625	11-29-18	875,000	1,121,494

Lafarge SA (EUR) (D)	8.875	05-27-14	330,000	446,651

Lagardere SCA (EUR) (D)	4.875	10-06-14	300,000	380,616

Legrand SA (EUR) (D)	4.375	03-21-18	300,000	414,965

Mercialys SA (EUR) (D)	4.125	03-26-19	300,000	394,530

Pernod-Ricard SA (EUR) (D)	4.875	03-18-16	500,000	681,285

Pernod-Ricard SA (EUR) (D)	7.000	01-15-15	150,000	208,590

Peugeot SA (EUR) (D)	5.000	10-28-16	65,000	73,374

PPR (EUR) (D)	3.125	04-23-19	592,000	775,568

PPR (EUR) (D)	3.750	04-08-15	77,000	101,219

PPR (EUR) (D)	8.625	04-03-14	120,000	166,110

RCI Banque SA (EUR) (D)	4.000	12-02-13	110,000	138,108

RCI Banque SA (EUR) (D)	5.625	03-13-15	776,000	1,008,933

RCI Banque SA (EUR) (D)	5.625	10-05-15	80,000	104,464

RTE EDF Transport SA (EUR) (D)	4.125	02-03-21	200,000	276,075

Societe des Autoroutes Paris-Rhin-Rhone
(EUR) (D)	7.500	01-12-15	300,000	419,763

Societe Fonciere Lyonnaise SA (EUR) (D)	4.625	05-25-16	300,000	384,804

Societe Generale SA	2.500	01-15-14	110,000	109,120

Societe Generale SA (EUR) (D)	4.000	04-20-16	500,000	652,305

Societe Generale SA (EUR) (D)	4.750	03-02-21	200,000	266,863

Societe Generale SA (EUR) (D)	6.125	08-20-18	200,000	253,320

Societe Generale SA (7.756% to 5-22-13, then
3 month EURIBOR + 3.350%) (EUR) (D)(Q)	7.756	05-22-13	150,000	153,185

Societe Generale SA (9.375% to 9-4-19, then
3 month EURIBOR + 8.901%) (EUR) (D)(Q)	9.375	09-04-19	150,000	177,547

SPCM SA (EUR) (D)	8.250	06-15-17	50,000	66,442

Suez Environnement SA (EUR) (D)	6.250	04-08-19	100,000	156,658

Unibail-Rodamco SE (EUR) (D)	3.375	03-11-15	100,000	129,487

Unibail-Rodamco SE (EUR) (D)	3.875	12-13-17	390,000	525,966

Unibail-Rodamco SE (EUR) (D)	4.625	09-23-16	75,000	103,078

Valeo SA (EUR) (D)	3.750	06-24-13	90,000	113,321

Valeo SA (EUR) (D)	5.750	01-19-17	200,000	270,949

Veolia Environnement SA (EUR) (D)	4.625	03-30-27	200,000	272,007

Veolia Environnement SA (EUR) (D)	5.125	05-24-22	100,000	143,662

Veolia Environnement SA (EUR) (D)	6.750	04-24-19	640,000	988,580

Vivendi SA (EUR) (D)	3.875	11-30-15	500,000	647,489

Vivendi SA (EUR) (D)	4.125	07-18-17	300,000	390,931

Germany 0.6%				4,994,110

Daimler AG (EUR) (D)	1.750	05-21-15	100,000	126,105

Daimler AG (EUR) (D)	2.000	05-05-17	257,000	326,297

Evonik Industries AG (EUR) (D)	7.000	10-14-14	390,000	536,083

FMC Finance VIII SA (EUR) (D)	6.500	09-15-18	200,000	282,069

14	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Germany (continued)

Henkel AG & Company KGaA (5.375% to
11-25-15, then 3 month EURIBOR + 2.850%)
(EUR) (D)	5.375	11-25-15	280,000	$366,905

IKB Deutsche Industriebank AG (EUR) (D)	4.500	07-09-13	150,000	166,565

Metro AG (EUR) (D)	7.625	03-05-15	150,000	212,950

Schaeffler Finance BV (EUR) (D)	7.750	02-15-17	200,000	258,384

ThyssenKrupp AG (EUR) (D)	8.000	06-18-14	430,000	584,257

UniCredit Bank AG (EUR) (D)	6.000	02-05-14	300,000	372,257

Unitymedia GmbH (EUR) (D)	9.625	12-01-19	500,000	681,334

Unitymedia Hessen GmbH & Company KG
(EUR) (D)	8.125	12-01-17	280,000	371,212

Volkswagen Leasing GmbH (EUR) (D)	2.750	07-13-15	550,000	709,692

Greece 0.0%				202,000

Navios Maritime Holdings, Inc.	8.875	11-01-17	200,000	202,000

Hong Kong 0.0%				210,000

Nord Anglia Education UK Holdings PLC (S)	10.250	04-01-17	200,000	210,000

Ireland 0.7%				5,872,386

Ardagh Glass Finance PLC (EUR) (D)	7.125	06-15-17	125,000	148,417

Ardagh Glass Finance PLC (EUR) (D)	8.750	02-01-20	100,000	120,579

Ardagh Glass Finance PLC (EUR) (D)	9.250	07-01-16	100,000	134,729

Ardagh Packaging Finance PLC (S)	9.125	10-15-20	400,000	419,000

Bord Gais Eireann (EUR) (D)	5.750	06-16-14	150,000	190,754

CRH Finance, Ltd. (EUR) (D)	7.375	05-28-14	210,000	285,610

FGA Capital Ireland PLC (EUR) (D)	5.250	02-28-14	330,000	410,214

GE Capital European Funding (EUR) (D)	2.000	02-27-15	46,000	57,838

GE Capital European Funding (EUR) (D)	3.625	06-15-17	310,000	404,939

GE Capital European Funding (EUR) (D)	4.250	02-06-14	130,000	167,623

GE Capital European Funding (EUR) (D)	4.250	03-01-17	350,000	476,223

GE Capital European Funding (EUR) (D)	4.625	02-22-27	300,000	424,894

GE Capital European Funding (EUR) (D)	4.750	07-30-14	34,000	44,821

GE Capital European Funding (EUR) (D)	5.250	05-18-15	930,000	1,262,818

GE Capital European Funding (EUR) (D)	5.375	01-16-18	570,000	820,876

Intesa Sanpaolo Bank Ireland PLC (EUR) (D)	4.000	08-08-13	100,000	122,868

Smurfit Kappa Acquisitions (EUR) (D)	7.750	11-15-19	150,000	200,248

The Governor & Company of the Bank of
Ireland (EUR) (D)	4.625	04-08-13	150,000	179,935

Italy 0.7%				5,848,026

Atlantia SpA (EUR) (D)	4.375	09-16-25	70,000	77,372

Atlantia SpA (EUR) (D)	5.000	06-09-14	100,000	128,879

Banco Popolare SC (EUR) (D)	4.000	04-06-13	300,000	364,888

Edison SpA (EUR) (D)	3.875	11-10-17	400,000	503,878

Eni SpA (EUR) (D)	4.250	02-03-20	163,000	209,619

Eni SpA (EUR) (D)	5.875	01-20-14	300,000	392,784

Intesa Sanpaolo SpA (EUR) (D)	3.750	11-23-16	750,000	861,024

Intesa Sanpaolo SpA (EUR) (D)	5.000	02-28-17	400,000	478,760

Intesa Sanpaolo SpA (EUR) (D)	5.375	12-19-13	300,000	375,687

Intesa Sanpaolo SpA (3.750% to 3-2-15, then
3 month EURIBOR + 0.890%) (EUR) (D)	3.750	03-02-20	300,000	280,531

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	15

		Maturity
	Rate (%)	date	Par value^	Value
Italy (continued)

Lottomatica Group SpA (EUR) (D)	5.375	12-05-16	300,000	$381,670

Lottomatica Group SpA (EUR) (D)(P)	8.250	03-31-66	50,000	55,368

Telecom Italia SpA (EUR) (D)	4.750	05-19-14	350,000	443,869

Telecom Italia SpA (EUR) (D)	5.125	01-25-16	300,000	377,531

Telecom Italia SpA (EUR) (D)	7.000	01-20-17	300,000	396,422

Unicredit SpA (EUR) (D)	4.875	03-07-17	220,000	259,370

Unicredit SpA (EUR) (D)	5.250	01-14-14	210,000	260,374

Jersey, C.I. 0.3%				2,718,338

ASIF III Jersey, Ltd. (EUR) (D)	4.750	09-11-13	270,000	341,661

BAA Funding, Ltd. (EUR) (D)	4.125	10-12-16	960,000	1,285,029

BAA Funding, Ltd. (EUR) (D)	4.600	09-30-14	180,000	236,324

HSBC Capital Funding LP (5.369% to 3-24-14,
then 3 month EURIBOR + 2.000%) (EUR) (D)(Q)	5.369	03-24-14	260,000	307,236

UBS AG (4.500% to 9-16-14, then 3 month
EURIBOR + 1.260%) (EUR) (D)	4.500	09-16-19	450,000	548,088

Luxembourg 0.8%				6,954,832

ArcelorMittal (EUR) (D)	8.250	06-03-13	150,000	193,945

Cemex Espana Luxembourg (S)	9.250	05-12-20	650,000	572,000

Cirsa Funding Luxembourg SA (EUR) (D)	8.750	05-15-18	100,000	102,123

ConvaTec Healthcare E SA (EUR) (D)	7.375	12-15-17	100,000	128,884

Expro Finance Luxembourg SCA (S)	8.500	12-15-16	825,000	818,813

Fiat Industrial Finance Europe SA (EUR) (D)	5.250	03-11-15	520,000	654,536

Fiat Industrial Finance Europe SA (EUR) (D)	6.250	03-09-18	300,000	378,348

Finmeccanica Finance SA (EUR) (D)	8.125	12-03-13	130,000	169,835

GCL Holdings SCA (EUR) (D)	9.375	04-15-18	100,000	113,197

Geo Travel Finance SCA (EUR) (D)	10.375	05-01-19	100,000	120,579

Hannover Finance Luxembourg SA (EUR) (D)(P)	5.750	02-26-24	420,000	527,103

INEOS Group Holdings SA (EUR) (D)	7.875	02-15-16	200,000	210,398

Intelsat Jackson Holdings SA	7.250	10-15-20	250,000	266,875

Intelsat Luxembourg SA	11.250	02-04-17	725,000	754,000

Matterhorn Mobile Holdings SA (EUR) (D)	8.250	02-15-20	300,000	388,499

Michelin Luxembourg SCS (EUR) (D)	8.625	04-24-14	100,000	139,490

Sunrise Communications Holdings SA (EUR) (D)	8.500	12-31-18	200,000	265,766

Talanx Finanz Luxembourg SA (EUR) (D)(P)	8.367	06-15-42	100,000	126,116

Telecom Italia Finance SA (EUR) (D)	7.750	01-24-33	50,000	61,807

Wind Acquisition Finance SA (EUR) (D)	7.375	02-15-18	430,000	464,261

Wind Acquisition Finance SA (EUR) (D)	11.750	07-15-17	50,000	51,215

Wind Acquisition Finance SA (S)	11.750	07-15-17	400,000	332,000

Zinc Capital SA (EUR) (D)	8.875	05-15-18	100,000	115,042

Mexico 0.1%				899,575

America Movil SAB de CV (EUR) (D)	3.750	06-28-17	450,000	610,432

Kansas City Southern de Mexico SA de CV	6.125	06-15-21	100,000	111,500

Petroleos Mexicanos (EUR) (D)	5.500	01-09-17	130,000	177,643

Netherlands 3.2%				26,402,226

ABB Finance BV (EUR) (D)	2.625	03-26-19	390,000	503,231

ABN Amro Bank NV (EUR) (D)	3.625	10-06-17	710,000	928,602

ABN Amro Bank NV (EUR) (D)	6.375	04-27-21	440,000	544,729

Aegon NV (EUR) (D)	4.125	12-08-14	300,000	392,056

16	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Netherlands (continued)

Allianz Finance II BV (EUR) (D)	4.750	07-22-19	300,000	$425,674

Allianz Finance II BV (5.750% to 7-8-21, then
3 month EURIBOR + 2.349%) (EUR) (D)	5.750	07-08-41	800,000	928,424

BMW Finance NV (EUR) (D)	3.625	01-29-18	300,000	409,743

BMW Finance NV (EUR) (D)	3.875	01-18-17	200,000	273,662

BMW Finance NV (EUR) (D)	4.000	09-17-14	130,000	171,366

Carlson Wagonlit BV (S)	6.875	06-15-19	200,000	206,500

Coca-Cola HBC Finance BV (EUR) (D)	4.250	11-16-16	180,000	222,854

Conti-Gummi Finance BV (EUR) (D)	6.500	01-15-16	340,000	446,574

Conti-Gummi Finance BV (EUR) (D)	7.500	09-15-17	225,000	298,295

CRH Finance BV (EUR) (D)	5.000	01-25-19	400,000	553,581

Daimler International Finance BV (EUR) (D)	6.125	09-08-15	400,000	568,779

Deutsche Bahn Finance BV (EUR) (D)	4.750	03-14-18	130,000	187,627

Deutsche Telekom International Finance BV
(EUR) (D)	4.250	07-13-22	280,000	397,698

Deutsche Telekom International Finance BV
(EUR) (D)	5.750	04-14-15	510,000	703,817

Deutsche Telekom International Finance BV
(EUR) (D)	6.000	01-20-17	325,000	477,303

E.ON International Finance BV (EUR) (D)	5.750	05-07-20	430,000	678,323

EADS Finance BV (EUR) (D)	4.625	08-12-16	150,000	207,494

EN Germany Holdings BV (EUR) (D)	10.750	11-15-15	100,000	121,810

Enel Finance International NV (EUR) (D)	4.625	06-24-15	1,125,000	1,425,709

Enel Finance International NV (EUR) (D)	5.750	10-24-18	400,000	514,396

Fortis Bank Nederland NV (EUR) (D)	4.625	07-09-14	460,000	600,270

HeidelbergCement Finance BV (EUR) (D)	6.750	12-15-15	300,000	409,723

HeidelbergCement Finance BV (EUR) (D)	7.500	04-03-20	100,000	136,882

HeidelbergCement Finance BV (EUR) (D)	8.000	01-31-17	275,000	389,537

Heineken NV (EUR) (D)	2.500	03-19-19	50,000	64,029

ING Bank NV (EUR) (D)	3.375	03-03-15	510,000	653,746

ING Bank NV (EUR) (D)	4.250	01-13-17	500,000	672,709

ING Bank NV (EUR) (D)	4.875	01-18-21	330,000	458,393

ING Bank NV (4.625% to 3-15-14, then
3 month EURIBOR + 1.440%) (EUR) (D)	4.625	03-15-19	520,000	599,659

InterXion Holding NV (EUR) (D)	9.500	02-12-17	50,000	68,410

KBC IFIMA NV (EUR) (D)	3.625	03-07-14	100,000	125,510

KBC IFIMA NV (EUR) (D)	3.875	03-31-15	300,000	377,593

KBC IFIMA NV (EUR) (D)	4.500	09-17-14	550,000	703,518

KPN NV (EUR) (D)	4.250	03-01-22	300,000	396,754

KPN NV (EUR) (D)	4.750	05-29-14	100,000	131,045

KPN NV (EUR) (D)	5.625	09-30-24	210,000	308,862

KPN NV (EUR) (D)	6.500	01-15-16	150,000	213,668

LeasePlan Corp. NV (EUR) (D)	4.125	01-13-15	400,000	512,250

Linde Finance BV (6.000% to 7-13-13, then
3 month EURIBOR + 3.375%) (EUR) (D)(Q)	6.000	07-13-13	300,000	381,891

Linde Finance BV (7.375% to 7-14-16, then
3 month EURIBOR + 4.125%) (EUR) (D)	7.375	07-14-66	340,000	479,467

LyondellBasell Industries NV	5.000	04-15-19	200,000	217,000

LyondellBasell Industries NV	5.750	04-15-24	400,000	453,000

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
Netherlands (continued)

NXP BV (S)	9.750	08-01-18	125,000	$143,125

Rabobank Nederland NV (EUR) (D)	3.875	04-20-16	200,000	265,782

Rabobank Nederland NV (EUR) (D)	4.375	05-05-16	955,000	1,291,553

Rabobank Nederland NV (8.375% to
7-26-16, then 5 Year U.S. Treasury Note Rate
+ 6.425%) (Q)	8.375	07-26-16	150,000	153,885

Rabobank Netherlands (EUR) (D)	3.500	10-17-18	750,000	991,117

Repsol International Finance BV (EUR) (D)	4.250	02-12-16	200,000	243,566

RWE Finance BV (EUR) (D)	6.500	08-10-21	500,000	821,198

RWE Finance BV (EUR) (D)	6.625	01-31-19	300,000	474,137

Swiss Reinsurance Company (5.252% to
5-25-16, then 6 month EURIBOR + 2.090%)
(EUR) (D)(Q)	5.252	05-25-16	150,000	162,413

Telefonica Europe BV (EUR) (D)	5.875	02-14-33	120,000	132,529

TenneT Holding BV (6.655% to 6-1-17, then
5 Year EUR Swap Rate + 3.600%) (EUR) (D)(Q)	6.655	06-01-17	300,000	388,017

UPC Holding BV (EUR) (D)	8.375	08-15-20	300,000	394,036

Volkswagen International Finance NV (EUR) (D)	2.125	01-19-15	471,000	596,364

Ziggo Bond Company BV (EUR) (D)	8.000	05-15-18	300,000	402,341

Norway 0.1%				694,903

DNB Bank ASA (EUR) (D)	4.375	02-24-21	410,000	567,878

Statkraft AS (EUR) (D)	6.625	04-02-19	80,000	127,025

South Africa 0.0%				236,236

Edcon Pty, Ltd. (EUR) (D)(P)	3.912	06-15-14	100,000	111,966

Foodcorp Pty, Ltd. (EUR) (D)	8.750	03-01-18	100,000	124,270

Spain 0.5%				4,530,089

Amadeus Capital Markets SA (EUR) (D)	4.875	07-15-16	430,000	555,063

Banco Bilbao Vizcaya Argentaria SA (EUR) (D)	4.250	03-30-15	150,000	180,965

Banco Santander SA (EUR) (D)	4.375	03-16-15	200,000	242,797

BBVA Senior Finance SAU (EUR) (D)	3.250	04-23-15	550,000	638,389

BBVA Senior Finance SAU (EUR) (D)	4.875	01-23-14	100,000	122,198

Gas Natural Capital Markets SA (EUR) (D)	5.000	02-13-18	200,000	229,492

Gas Natural Capital Markets SA (EUR) (D)	5.250	07-09-14	50,000	62,543

Iberdrola Finanzas SAU (EUR) (D)	4.750	01-25-16	900,000	1,081,013

Obrascon Huarte Lain SA (EUR) (D)	7.375	04-28-15	100,000	126,424

Telefonica Emisiones SAU (EUR) (D)	3.661	09-18-17	550,000	610,266

Telefonica Emisiones SAU (EUR) (D)	4.674	02-07-14	550,000	680,939

Sweden 0.6%				4,837,768

Handelsbanken AB (EUR) (D)	4.375	10-20-21	250,000	356,724

Handelsbanken AB (EUR) (D)	4.875	03-25-14	70,000	91,990

Investor AB (EUR) (D)	3.250	09-17-18	500,000	655,625

Norcell Sweden Holding 2 AB (EUR) (D)	10.750	09-29-19	100,000	128,577

Nordea Bank AB (EUR) (D)	4.000	06-29-20	430,000	591,005

Nordea Bank AB (EUR) (D)	4.000	03-29-21	210,000	248,007

Nordea Bank AB (EUR) (D)(P)	4.625	02-15-22	200,000	250,952

Nordea Bank AB (6.250% to 9-10-13, then
3 month EURIBOR + 3.200%) (EUR) (D)	6.250	09-10-18	140,000	178,299

18	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Sweden (continued)

Sandvik AB (EUR) (D)	6.875	02-25-14	90,000	$120,547

SEB AB (EUR) (D)	3.750	05-19-16	530,000	703,832

SEB AB (9.250% to 3-31-15, then 5 Year EUR
Swap Rate + 6.400%) (EUR) (D)(Q)	9.250	03-31-15	100,000	131,345

Swedbank AB (EUR) (D)	3.375	02-09-17	430,000	564,143

TeliaSonera AB (EUR) (D)	3.625	02-14-24	430,000	576,508

Vattenfall AB (EUR) (D)	6.750	01-31-19	150,000	240,214

United Kingdom 4.5%				37,749,248

Abbey National Treasury Services PLC (EUR) (D)	3.375	10-20-15	555,000	692,937

Anglo American Capital PLC (EUR) (D)	4.250	09-30-13	120,000	153,667

Aviva PLC (5.700% to 9-29-15, then 3 month
EURIBOR + 2.350%) (EUR) (D)(Q)	5.700	09-29-15	220,000	215,197

Barclays Bank PLC (EUR) (D)	4.000	01-20-17	470,000	627,202

Barclays Bank PLC (EUR) (D)	5.250	05-27-14	100,000	131,485

Barclays Bank PLC (EUR) (D)	6.625	03-30-22	150,000	182,035

Barclays Bank PLC (4.500% to 3-4-14, then
3 month EURIBOR + 3.200%) (EUR) (D)	4.500	03-04-19	190,000	223,167

BAT International Finance PLC (EUR) (D)	5.375	06-29-17	300,000	438,393

BP Capital Markets PLC (EUR) (D)	3.830	10-06-17	260,000	356,981

Brambles Finance PLC (EUR) (D)	4.625	04-20-18	230,000	320,217

British Telecommunications PLC (EUR) (D)	5.250	06-23-14	90,000	119,384

British Telecommunications PLC (EUR) (D)	6.500	07-07-15	555,000	784,948

Credit Agricole SA London EUR) (D)	3.000	07-20-15	650,000	824,650

Credit Suisse AG London (EUR) (D)	4.750	08-05-19	50,000	71,043

Credit Suisse AG London (EUR) (D)	6.125	08-05-13	190,000	246,415

EC Finance PLC (EUR) (D)	9.750	08-01-17	100,000	123,963

Experian Finance PLC (EUR) (D)	4.750	02-04-20	300,000	439,127

FCE Bank PLC (EUR) (D)	4.750	01-19-15	430,000	560,821

FCE Bank PLC (EUR) (D)	7.250	07-15-13	150,000	194,713

FCE Bank PLC (EUR) (D)	9.375	01-17-14	50,000	68,053

G4S International Finance PLC (EUR) (D)	2.875	05-02-17	221,000	277,386

Hammerson PLC (EUR) (D)	4.875	06-19-15	460,000	612,751

HSBC Bank PLC (EUR) (D)	3.875	10-24-18	200,000	275,807

Imperial Tobacco Finance PLC (EUR) (D)	7.250	09-15-14	300,000	415,777

Imperial Tobacco Finance PLC (EUR) (D)	8.375	02-17-16	445,000	674,079

Kerling PLC (EUR) (D)	10.625	02-01-17	50,000	52,600

Legal & General Group PLC (4.000% to 6-8-15
then 3 month EURIBOR + 1.700%) (EUR) (D)	4.000	06-08-25	380,000	434,823

Lloyds TSB Bank PLC (EUR) (D)	3.750	09-07-15	980,000	1,265,623

Lloyds TSB Bank PLC (EUR) (D)	6.250	04-15-14	50,000	66,344

Lloyds TSB Bank PLC (EUR) (D)	6.375	06-17-16	400,000	560,210

Lloyds TSB Bank PLC (EUR) (D)	6.500	03-24-20	620,000	720,055

Mondi Finance PLC (EUR) (D)	5.750	04-03-17	180,000	248,642

Motability Operations Group PLC (EUR) (D)	3.250	11-30-18	390,000	513,144

National Grid PLC (EUR) (D)	4.375	03-10-20	150,000	216,550

National Grid PLC (EUR) (D)	5.000	07-02-18	305,000	443,734

National Grid PLC (EUR) (D)	6.500	04-22-14	200,000	269,699

Nationwide Building Society	0.720	01-24-13	18,000,000	18,000,000

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
United Kingdom (continued)

Nationwide Building Society (EUR) (D)	3.750	01-20-15	860,000	$1,107,572

Nationwide Building Society (EUR) (D)	6.750	07-22-20	350,000	429,938

Rexam PLC (EUR) (D)	4.375	03-15-13	120,000	150,115

Rexam PLC (6.750% to 6-29-17, then 3 month
EURIBOR + 2.900%) (EUR) (D)	6.750	06-29-67	100,000	117,764

Royal Bank of Scotland Group PLC (EUR) (D)	5.250	05-15-13	160,000	202,430

Royal Bank of Scotland PLC (EUR) (D)	4.875	07-15-15	965,000	1,267,063

Royal Bank of Scotland PLC (EUR) (D)	4.875	01-20-17	300,000	399,620

Royal Bank of Scotland PLC (EUR) (D)	6.000	05-10-13	520,000	648,284

SABMiller PLC (EUR) (D)	4.500	01-20-15	210,000	280,088

SSE PLC (5.025% to 10-1-15, then 5 Year EUR
Swap Rate + 3.150%) (EUR) (D)(Q)	5.025	10-01-15	350,000	422,027

UBS AG (EUR) (D)	6.000	04-18-18	280,000	416,884

United Utilities Water PLC (EUR) (D)	4.250	01-24-20	220,000	311,418

Virgin Media Finance PLC (GBP) (D)	8.875	10-15-19	100,000	174,423

United States 10.5%				87,720,541

Accellent, Inc.	8.375	02-01-17	70,000	72,800

Accuride Corp.	9.500	08-01-18	175,000	176,531

Aleris International, Inc.	7.625	02-15-18	250,000	260,000

Alliance Data Systems Corp. (S)	6.375	04-01-20	80,000	83,200

Alliance One International, Inc.	10.000	07-15-16	480,000	487,200

Allison Transmission, Inc. (S)	7.125	05-15-19	37,000	38,896

Alta Mesa Holdings LP	9.625	10-15-18	75,000	75,188

AMC Entertainment, Inc.	8.750	06-01-19	203,000	220,255

AMC Entertainment, Inc.	9.750	12-01-20	1,060,000	1,150,100

Amgen, Inc. (EUR) (D)	4.375	12-05-18	250,000	354,633

Apria Healthcare Group, Inc.	11.250	11-01-14	375,000	391,875

Atlas Pipeline Partners LP	8.750	06-15-18	100,000	107,250

Atwood Oceanics, Inc.	6.500	02-01-20	373,000	397,245

Avaya, Inc. (S)	7.000	04-01-19	200,000	180,250

Avis Budget Car Rental LLC	9.625	03-15-18	625,000	691,406

Bank of America Corp. (EUR) (D)	4.000	03-28-18	450,000	462,323

Bank of America Corp. (EUR) (D)	4.625	02-18-14	100,000	127,598

Bank of America Corp. (EUR) (D)	4.750	04-03-17	100,000	132,620

Bank of America Corp. (EUR) (D)	5.125	09-26-14	550,000	716,646

Bank of America Corp. (EUR) (D)	7.000	06-15-16	850,000	1,206,815

BE Aerospace, Inc.	5.250	04-01-22	660,000	693,000

Beazer Homes USA, Inc. (S)	6.625	04-15-18	160,000	162,600

Beazer Homes USA, Inc.	8.125	06-15-16	195,000	197,681

Beazer Homes USA, Inc.	9.125	06-15-18	470,000	458,250

Berry Plastics Corp.	8.250	11-15-15	325,000	343,688

BMW US Capital LLC (EUR) (D)	5.000	05-28-15	340,000	465,900

Boise Paper Holdings LLC	8.000	04-01-20	475,000	535,563

Boyd Gaming Corp. (S)	9.000	07-01-20	570,000	564,300

Cablevision Systems Corp.	8.625	09-15-17	950,000	1,085,375

Caesars Entertainment Operating
Company, Inc.	11.250	06-01-17	370,000	400,525

Caesars Operating Escrow LLC (S)	8.500	02-15-20	470,000	471,763

20	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Calpine Corp. (S)	7.875	07-31-20	1,400,000	$1,578,500

Casella Waste Systems, Inc.	7.750	02-15-19	945,000	937,913

CCO Holdings LLC	7.375	06-01-20	1,100,000	1,221,000

CCO Holdings LLC	7.875	04-30-18	325,000	354,656

CDW LLC	8.500	04-01-19	1,225,000	1,298,500

CF Industries, Inc.	7.125	05-01-20	130,000	162,500

Chaparral Energy, Inc.	8.250	09-01-21	725,000	786,625

Chesapeake Energy Corp.	6.875	11-15-20	90,000	89,100

Chesapeake Energy Corp.	7.250	12-15-18	340,000	350,200

Chesapeake Oilfield Operating LLC (S)	6.625	11-15-19	125,000	113,750

Chrysler Group LLC	8.250	06-15-21	650,000	676,813

Citigroup, Inc. (EUR) (D)	4.000	11-26-15	730,000	946,471

Citigroup, Inc. (EUR) (D)	5.000	08-02-19	120,000	160,609

Citigroup, Inc. (EUR) (D)	6.400	03-27-13	120,000	152,486

Citigroup, Inc. (EUR) (D)	7.375	09-04-19	600,000	906,666

Citigroup, Inc. (4.750% to 2-10-14, then
3 month EURIBOR + 1.400%) (EUR) (D)	4.750	02-10-19	520,000	560,472

CityCenter Holdings LLC, PIK	10.750	01-15-17	139,788	147,302

Clear Channel Communications, Inc.	9.000	03-01-21	950,000	793,250

Clear Channel Worldwide Holdings, Inc. (S)	7.625	03-15-20	10,000	9,375

Clear Channel Worldwide Holdings, Inc. (S)	7.625	03-15-20	620,000	593,650

Community Health Systems, Inc.	8.000	11-15-19	600,000	649,500

Concho Resources, Inc.	5.500	10-01-22	40,000	40,500

Concho Resources, Inc.	6.500	01-15-22	400,000	428,000

Concho Resources, Inc.	7.000	01-15-21	250,000	274,375

Continental Resources, Inc. (S)	5.000	09-15-22	522,000	542,880

Cricket Communications, Inc.	7.750	10-15-20	650,000	620,750

Crown Americas LLC	6.250	02-01-21	100,000	110,500

D.R. Horton, Inc.	6.500	04-15-16	65,000	71,338

Del Monte Corp.	7.625	02-15-19	970,000	962,725

DineEquity, Inc.	9.500	10-30-18	210,000	232,050

DISH DBS Corp. (S)	5.875	07-15-22	1,225,000	1,261,750

DISH DBS Corp.	6.750	06-01-21	375,000	410,156

DJO Finance LLC	7.750	04-15-18	850,000	720,375

DJO Finance LLC	10.875	11-15-14	300,000	312,750

El Paso Corp.	7.000	06-15-17	270,000	309,451

El Paso Corp.	7.750	01-15-32	50,000	58,660

El Paso Pipeline Partners Operating
Company LLC	6.500	04-01-20	62,000	72,915

Endo Health Solutions, Inc.	7.250	01-15-22	200,000	221,500

Endo Pharmaceuticals Holdings, Inc.	7.000	12-15-20	225,000	248,906

Energy Future Intermediate Holding
Company LLC	10.000	12-01-20	550,000	605,688

Energy XXI Gulf Coast, Inc.	7.750	06-15-19	1,050,000	1,102,500

EP Energy LLC (S)	9.375	05-01-20	995,000	1,070,869

First Data Corp. (S)	8.250	01-15-21	575,000	573,563

First Data Corp., PIK (S)	8.750	01-15-22	70,000	70,263

First Data Corp., PIK	10.550	09-24-15	100,000	102,500

Ford Motor Company	7.450	07-16-31	540,000	670,275

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	21

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Ford Motor Company	8.900	01-15-32	60,000	$77,100

Freescale Semiconductor, Inc.	10.750	08-01-20	680,000	724,200

Frontier Communications Corp.	8.125	10-01-18	575,000	626,750

Frontier Communications Corp.	8.250	04-15-17	775,000	848,625

GE Capital Trust IV (4.625% to 9-15-16, then
month EURIBOR + 1.600%) (EUR) (D) (S)	4.625	09-15-66	390,000	437,588

GenOn Americas Generation LLC	8.500	10-01-21	125,000	130,000

GenOn Energy, Inc.	9.500	10-15-18	620,000	683,550

Goodrich Petroleum Corp.	8.875	03-15-19	475,000	451,250

Griffon Corp.	7.125	04-01-18	220,000	229,900

GWR Operating Partnership LLP	10.875	04-01-17	100,000	113,000

Gymboree Corp.	9.125	12-01-18	70,000	65,363

Halcon Resources Corp. (S)	9.750	07-15-20	155,000	157,713

HCA, Inc.	7.250	09-15-20	750,000	838,125

HCA, Inc.	7.500	11-15-95	625,000	509,375

Health Management Associates, Inc. (S)	7.375	01-15-20	550,000	593,313

HealthSouth Corp.	8.125	02-15-20	239,000	264,394

Hexion US Finance Corp.	6.625	04-15-20	5,000	5,113

Hexion US Finance Corp.	8.875	02-01-18	725,000	734,063

IASIS Healthcare LLC	8.375	05-15-19	545,000	534,100

Infor US, Inc. (S)	9.375	04-01-19	350,000	374,500

Infor US, Inc. (S)	11.500	07-15-18	733,000	830,123

Innovation Ventures LLC (S)	9.500	08-15-19	570,000	567,150

Interactive Data Corp.	10.250	08-01-18	173,000	195,923

Jarden Corp.	6.125	11-15-22	175,000	187,469

Jarden Corp.	7.500	05-01-17	1,000,000	1,130,000

JPMorgan Chase & Company (EUR) (D)	3.750	06-15-16	400,000	534,013

JPMorgan Chase & Company (EUR) (D)	3.875	09-23-20	700,000	962,232

JPMorgan Chase & Company (EUR) (D)	6.125	04-01-14	150,000	199,443

JPMorgan Chase & Company (4.375% to
11-12-14, then 3 month EURIBOR + 1.500%)
(EUR) (D)	4.375	11-12-19	200,000	232,619

Kinetic Concepts, Inc. (S)	10.500	11-01-18	425,000	449,438

Kinetic Concepts, Inc. (S)	12.500	11-01-19	50,000	46,000

Laredo Petroleum, Inc. (S)	7.375	05-01-22	65,000	68,575

Laredo Petroleum, Inc.	9.500	02-15-19	450,000	508,500

Laureate Education, Inc. (S)	9.250	09-01-19	2,000,000	1,975,000

Level 3 Financing, Inc.	8.125	07-01-19	250,000	263,125

Level 3 Financing, Inc.	8.625	07-15-20	1,095,000	1,174,388

Libbey Glass, Inc. (S)	6.875	05-15-20	445,000	469,475

Limited Brands, Inc.	5.625	02-15-22	670,000	701,825

Limited Brands, Inc.	6.625	04-01-21	100,000	111,125

Linn Energy LLC (S)	6.250	11-01-19	30,000	29,700

Linn Energy LLC (S)	6.500	05-15-19	493,000	491,768

Linn Energy LLC	8.625	04-15-20	7,000	7,595

Longview Fibre Paper & Packaging, Inc. (S)	8.000	06-01-16	575,000	593,688

Marina District Finance Company, Inc.	9.500	10-15-15	1,060,000	1,029,525

Merrill Lynch & Company, Inc. (EUR) (D)	4.625	10-02-13	80,000	101,377

Merrill Lynch & Company, Inc. (EUR) (D)	4.875	05-30-14	150,000	192,463

22	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

MetroPCS Wireless, Inc.	6.625	11-15-20	700,000	$707,000

MGM Resorts International	6.625	07-15-15	750,000	775,313

MGM Resorts International	7.625	01-15-17	625,000	639,844

Michael Foods, Inc.	9.750	07-15-18	500,000	552,500

Morgan Stanley (EUR) (D)	4.500	02-23-16	1,200,000	1,503,012

Morgan Stanley (EUR) (D)	5.375	08-10-20	100,000	124,498

Newfield Exploration Company	5.625	07-01-24	325,000	346,531

Novelis, Inc.	8.750	12-15-20	480,000	532,800

NPC International, Inc.	10.500	01-15-20	550,000	619,438

NRG Energy, Inc.	7.875	05-15-21	510,000	541,875

NRG Energy, Inc.	8.250	09-01-20	1,110,000	1,196,025

Peabody Energy Corp. (S)	6.250	11-15-21	650,000	641,875

Pemex Project Funding Master Trust (EUR) (D)	6.375	08-05-16	473,000	664,135

Pfizer, Inc. (EUR) (D)	5.750	06-03-21	200,000	320,839

Pinnacle Entertainment, Inc.	8.750	05-15-20	365,000	396,938

Pioneer Natural Resources Company	7.500	01-15-20	175,000	217,616

Plains Exploration & Production Company	7.625	04-01-20	875,000	951,563

Production Resource Group, Inc.	8.875	05-01-19	195,000	147,225

Quicksilver Resources, Inc.	9.125	08-15-19	25,000	22,250

Regions Bank	7.500	05-15-18	750,000	862,500

Reynolds Group Issuer, Inc. (EUR) (D)	7.750	10-15-16	100,000	128,269

Reynolds Group Issuer, Inc.	7.875	08-15-19	500,000	551,250

Reynolds Group Issuer, Inc.	8.500	05-15-18	600,000	604,500

Rite Aid Corp.	7.500	03-01-17	410,000	420,763

Rite Aid Corp.	9.250	03-15-20	1,065,000	1,075,650

SandRidge Energy, Inc.	8.750	01-15-20	564,000	600,660

Sealed Air Corp. (S)	8.125	09-15-19	300,000	336,750

Sealed Air Corp. (S)	8.375	09-15-21	250,000	285,000

Service Corp. International	7.000	05-15-19	600,000	652,500

Service Corp. International	8.000	11-15-21	300,000	353,250

Solutia, Inc.	8.750	11-01-17	34,000	38,505

Sprint Capital Corp.	6.875	11-15-28	1,925,000	1,727,688

Sprint Nextel Corp. (S)	9.125	03-01-17	45,000	50,063

Summit Materials LLC (S)	10.500	01-31-20	70,000	76,650

SunGard Data Systems, Inc.	7.625	11-15-20	200,000	214,750

SUPERVALU, Inc.	7.500	11-15-14	200,000	190,500

SUPERVALU, Inc.	8.000	05-01-16	420,000	361,725

Tekni-Plex, Inc. (S)	9.750	06-01-19	550,000	572,000

Tenet Healthcare Corp.	10.000	05-01-18	150,000	174,000

The Hertz Corp.	6.750	04-15-19	250,000	262,500

Toll Brothers Finance Corp.	5.875	02-15-22	582,000	621,434

TransUnion Holding Company, Inc., PIK (S)	9.625	06-15-18	389,000	420,120

Triumph Group, Inc.	8.625	07-15-18	105,000	117,075

UAL 2007-1 Pass Through Trust	6.636	07-02-22	932,445	974,405

United Rentals North America, Inc.	8.375	09-15-20	1,040,000	1,102,400

United Surgical Partners International, Inc. (S)	9.000	04-01-20	50,000	53,875

Univision Communications, Inc. (S)	7.875	11-01-20	750,000	808,125

US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	506,727	542,198

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	23

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Valeant Pharmaceuticals International, Inc. (S)	6.750	10-01-17	350,000	$372,750

Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-21	200,000	202,500

Vector Group Ltd.	11.000	08-15-15	100,000	103,750

Visant Corp.	10.000	10-01-17	260,000	261,950

Wachovia Corp. (EUR) (D)	4.375	11-27-18	500,000	655,634

Wal-Mart Stores, Inc. (EUR) (D)	4.875	09-21-29	100,000	160,951

Wells Fargo & Company (EUR) (D)	4.125	11-03-16	250,000	342,576

Wells Fargo & Company (EUR) (D)	4.125	11-03-16	50,000	68,433

West Corp.	7.875	01-15-19	375,000	399,844

Westvaco Corp.	8.200	01-15-30	150,000	180,910

Windstream Corp.	7.750	10-01-21	1,175,000	1,257,250

Zurich Finance USA, Inc. (EUR) (D)	4.500	09-17-14	200,000	262,520

Zurich Finance USA, Inc. (EUR) (D)	4.500	09-17-14	50,000	65,630

Zurich Finance USA, Inc. (5.750% to 10-2-13,
then 3 month EURIBOR + 2.670%) (EUR) (D)	5.750	10-02-23	445,000	558,847

U.S. Government & Agency Obligations 18.6%			$155,950,271

(Cost $153,170,873)

United States 18.6%				155,950,271

Treasury Inflation Protected Securities
Inflation Indexed Note	0.125	04-15-16	6,475,223	6,804,546
Inflation Indexed Note	0.500	04-15-15	15,462,090	16,179,624
Inflation Indexed Note	0.625	04-15-13	5,751,976	5,780,736
Inflation Indexed Note	0.625	07-15-21	815,760	923,912
Inflation Indexed Note	1.125	01-15-21	485,382	567,290
Inflation Indexed Note	1.250	07-15-20	17,860,141	21,052,642
Inflation Indexed Note	1.375	07-15-18	21,836,766	25,276,057
Inflation Indexed Note	1.625	01-15-15	2,392,777	2,559,711
Inflation Indexed Note	1.750	01-15-28	9,976,391	12,921,761
Inflation Indexed Note	1.875	07-15-13	430,454	442,224
Inflation Indexed Note	1.875	07-15-15	1,967,281	2,158,168
Inflation Indexed Note	2.000	01-15-14	497,524	518,863
Inflation Indexed Note	2.000	01-15-26	5,573,117	7,305,136
Inflation Indexed Note	2.125	02-15-40	7,792,999	11,684,628
Inflation Indexed Note	2.125	02-15-41	1,907,936	2,881,879
Inflation Indexed Note	2.375	01-15-17	9,805,377	11,412,537
Inflation Indexed Note	2.375	01-15-25	5,475,607	7,390,361
Inflation Indexed Note	2.375	01-15-27	1,541,919	2,129,415
Inflation Indexed Note	3.375	04-15-32	771,689	1,290,469
Inflation Indexed Note	3.875	04-15-29	9,992,975	16,670,312

Foreign Government Obligations 7.4%				$61,815,438

(Cost $59,185,980)

Australia 0.0%				150,130

Commonwealth of Australia
Bond (AUD) (D)	3.000	09-20-25	102,000	150,130

Germany 2.0%				16,526,786

Federal Republic of Germany
Bond (EUR) (D)	0.010	06-13-14	1,600,000	1,971,435
Bond (EUR) (D)	0.500	04-07-17	4,000,000	4,962,891
Bond (EUR) (D)	0.750	02-24-17	650,000	816,795
Bond (EUR) (D)	1.750	06-14-13	1,000,000	1,249,508

24	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Germany (continued)

Bond (EUR) (D)	1.750	07-04-22	4,950,000	$6,348,715
Bond (EUR) (D)	2.500	01-04-21	855,000	1,177,442

Mexico 4.9%				40,854,560

Government of Mexico
Bond (MXN) (D)	6.500	06-10-21	123,300,000	10,186,220
Bond (MXN) (D)	7.500	06-03-27	116,112,200	10,260,403
Bond (MXN) (D)	8.500	05-31-29	106,960,000	10,213,347
Bond (MXN) (D)	10.000	12-05-24	95,600,000	10,194,590

Sweden 0.0%				259,213

Kingdom of Sweden
Bond (SEK) (D)	0.250	06-01-22	1,681,115	259,213

United Kingdom 0.5%				4,024,749

Government of United Kingdom
Bond (GBP) (D)	1.250	11-22-32	59,169	116,878
Bond (GBP) (D)	1.875	11-22-22	1,956,592	3,907,871

			Shares	Value
Common Stocks 18.6%			$156,349,632

(Cost $153,125,751)

Australia 0.5%				4,601,505

Brambles, Ltd.			171,917	1,120,432

Oil Search, Ltd.			252,176	1,831,483

Santos, Ltd.			147,583	1,649,590

Austria 0.2%				1,342,892

Oesterreichische Post AG			42,213	1,342,892

Belgium 0.2%				1,569,015

Umicore SA			35,565	1,569,015

Bermuda 0.2%				1,529,525

Arch Capital Group, Ltd. (I)			35,050	1,359,940

Lazard, Ltd., Class A			6,316	169,585

Canada 0.3%				2,208,819

Cenovus Energy, Inc.			25,469	778,406

Suncor Energy, Inc.			46,787	1,430,413

China 0.4%				3,096,066

51job, Inc., ADR (I)			24,455	847,366

Baidu, Inc., ADR (I)			15,146	1,825,396

China ZhengTong Auto Services Holdings, Ltd. (I)			891,500	423,304

Denmark 0.3%				2,615,984

Novo Nordisk A/S			16,935	2,615,984

Finland 0.1%				1,021,484

Wartsila OYJ			34,226	1,021,484

France 0.6%				5,287,735

BNP Paribas SA			31,049	1,149,036

Ingenico SA			21,015	1,124,610

L’Oreal SA			7,358	880,293

Sanofi			26,225	2,133,796

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	25

	Shares	Value
Germany 0.5%		$4,446,475

BMW AG	20,347	1,513,573

Kabel Deutschland Holding AG	29,500	1,848,067

SAP AG	17,043	1,084,835

Hong Kong 0.3%		2,991,168

BOC Hong Kong Holdings, Ltd.	639,000	1,951,973

China Mengniu Dairy Company, Ltd.	351,000	1,039,195

Indonesia 0.1%		860,538

Lippo Karawaci Tbk PT	9,173,000	860,538

Ireland 0.1%		1,113,098

Shire PLC	38,649	1,113,098

Italy 0.1%		712,856

Snam SpA	177,271	712,856

Japan 0.6%		4,821,047

Japan Tobacco, Inc.	32,200	1,013,671

Mitsui Fudosan Company, Ltd.	47,000	903,814

Seven & I Holdings Company, Ltd.	55,700	1,762,778

Yokogawa Electric Corp.	110,900	1,140,784

Malaysia 0.1%		878,357

UEM Land Holdings BHD (I)	1,386,200	878,357

Netherlands 0.4%		3,113,945

European Aeronautic Defence & Space Company NV	32,697	1,172,618

Gemalto NV	18,218	1,392,762

LyondellBasell Industries NV, Class A	12,319	548,565

Norway 0.2%		1,944,385

DNB ASA	184,946	1,944,385

Portugal 0.2%		1,527,302

Galp Energia SGPS SA	113,438	1,527,302

Russia 2.8%		23,848,743

Gazprom OAO, ADR	699,505	6,442,441

LUKOIL OAO, ADR	96,758	5,437,800

Magnit OJSC, GDR	50,576	1,638,157

MMC Norilsk Nickel OJSC, ADR	136,708	2,112,139

NovaTek OAO, GDR	6,417	692,005

Rosneft Oil Company, GDR	443,068	2,653,602

Sberbank of Russia, ADR	245,857	2,739,978

Uralkali OSJC, GDR	29,896	1,246,065

VTB Bank OJSC, GDR	271,118	886,556

South Korea 0.2%		1,701,512

Hyundai Mobis	3,485	917,209

Samsung Electronics Company, Ltd.	683	784,303

Spain 0.2%		1,473,610

Grifols SA (I)	47,385	1,473,610

26	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Shares	Value
Sweden 0.4%		$3,601,650

Elekta AB, Series B	21,732	1,008,332

Lundin Petroleum AB (I)	67,994	1,434,759

Swedbank AB, Class A	66,538	1,158,559

Switzerland 0.4%		3,088,998

ACE, Ltd.	20,461	1,503,884

Syngenta AG	4,655	1,585,114

United Kingdom 1.5%		12,371,910

Aveva Group PLC	27,738	773,665

Burberry Group PLC	69,077	1,349,071

Croda International PLC	19,723	723,872

Imperial Tobacco Group PLC	33,288	1,292,045

Lloyds Banking Group PLC (I)	2,942,426	1,385,452

Petrofac, Ltd.	58,107	1,349,470

Rolls-Royce Holdings PLC	75,746	1,004,893

Telecity Group PLC	135,993	1,822,420

The Weir Group PLC	42,209	1,088,271

Tullow Oil PLC	78,744	1,582,751

United States 7.7%		64,581,013

Acuity Brands, Inc.	30,768	1,782,698

Altera Corp.	28,996	1,027,908

Altria Group, Inc.	31,547	1,134,746

Apple, Inc. (I)	4,836	2,953,635

Arthur J. Gallagher & Company	19,291	684,445

AT&T, Inc.	97,692	3,704,481

Baxter International, Inc.	26,749	1,565,084

Beam, Inc.	22,626	1,422,723

BorgWarner, Inc. (I)	26,199	1,757,953

Calpine Corp. (I)	110,855	1,894,512

Celgene Corp. (I)	22,026	1,507,900

Citigroup, Inc.	83,045	2,253,011

Dr. Pepper Snapple Group, Inc.	31,764	1,447,803

eBay, Inc. (I)	38,598	1,709,891

Equinix, Inc. (I)	6,055	1,078,880

Express Scripts Holding Company (I)	38,735	2,244,306

Facebook, Inc., Class A (I)	5,396	117,147

Hanesbrands, Inc. (I)	17,190	516,044

J.B. Hunt Transport Services, Inc.	34,697	1,909,029

JPMorgan Chase & Company	73,637	2,650,932

Kraft Foods, Inc., Class A	54,212	2,152,759

Lowe’s Companies, Inc.	31,478	798,597

Mastercard, Inc., Class A	4,117	1,797,359

Medicis Pharmaceutical Corp., Class A	36,803	1,211,555

Micron Technology, Inc. (I)	131,557	816,969

National Oilwell Varco, Inc.	21,206	1,533,194

Occidental Petroleum Corp.	11,818	1,028,521

ON Semiconductor Corp. (I)	210,775	1,462,779

Pall Corp.	25,788	1,377,337

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	27

			Shares	Value
United States (continued)

Penn National Gaming, Inc. (I)			36,390	$1,416,299

Pfizer, Inc.			79,743	1,917,022

Philip Morris International, Inc.			17,782	1,625,986

Polycom, Inc. (I)			84,012	734,265

priceline.com, Inc. (I)			1,324	876,144

Sprint Nextel Corp. (I)			219,547	957,225

Starbucks Corp.			23,650	1,070,872

Stryker Corp.			37,044	1,927,399

The Estee Lauder Companies, Inc., Class A			20,178	1,056,924

The Home Depot, Inc.			37,929	1,979,135

The Walt Disney Company			47,563	2,337,246

Time Warner Cable, Inc.			15,911	1,351,321

Virgin Media, Inc.			46,321	1,268,269

Walter Energy, Inc.			15,181	520,708

			Shares	Value
Preferred Securities 0.2%				$2,059,766

(Cost $1,836,814)

Germany 0.2%				2,059,766

Henkel AG & Company KgaA, 0.800%			28,683	2,059,766
		Maturity
	Rate (%)	date	Par value^	Value
Certificate of Deposit 4.3%				$36,000,000

(Cost $36,000,000)

Bank of Tokyo-Mitsubishi UFJ, Ltd.	0.250	09-24-12	18,000,000	18,000,000

Deutsche Bank AG	0.380	10-24-12	18,000,000	18,000,000

			Number of
			contracts/
			notional	Value
Purchased Options 3.6%				$30,223,169

(Cost $32,924,438)

Call Options 2.8%				23,759,612

Exchange Traded on CBOE SPX Volatility Index
(Expiration Date: 10-17-12; Strike Price: $26;
Counterparty: Royal Bank of Scotland) (I)			327,500	876,063

Exchange Traded on CBOE SPX Volatility Index
(Expiration Date: 9-29-12; Strike Price: $29;
Counterparty: Royal Bank of Scotland) (I)			276,000	358,800

Exchange Traded on S&P 500 Index
(Expiration Date: 12-22-12; Strike Price: $1,450;
Counterparty: Royal Bank of Scotland) (I)			183,500	4,523,275

Exchange Traded on S&P 500 Index
(Expiration Date: 3-16-13; Strike Price: $1,450;
Counterparty: Royal Bank of Scotland) (I)			90,000	3,685,500

Exchange Traded on S&P 500 Index
(Expiration Date: 9-22-12; Strike Price: $1,425;
Counterparty: Royal Bank of Scotland) (I)			21,900	249,660

Over the Counter on 2 Year Interest Rate Swap
(Expiration Date: 7-23-14; Strike Price: EUR 1.50;
Counterparty: UBS Securities LLC) (I)			30,000,000	586,351

28	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Number of
	contracts/
	notional	Value
Call Options (continued)

Over the Counter on 3 Year Interest Rate Swap
(Expiration Date: 1-19-15; Strike Price: EUR 2.60;
Counterparty: Royal Bank of Scotland) (I)	2,800,000	$165,276

Over the Counter on 3 Year Interest Rate Swap
(Expiration Date: 12-19-14; Strike Price : EUR 2.60;
Counterparty: Morgan Stanley & Company) (I)	33,100,000	1,985,485

Over the Counter on 3 Year Interest Rate Swap
(Expiration Date: 6-22-15; Strike Price: EUR 2.60;
Counterparty: Royal Bank of Scotland) (I)	50,000,000	2,720,795

Over the Counter on 3 Year Interest Rate Swap
(Expiration Date: 6-29-15; Strike Price: EUR 2.60;
Counterparty: Royal Bank of Scotland) (I)	37,500,000	2,034,220

Over the Counter on KOSPI 200 Index
(Expiration Date: 12-12-13; Strike Price: KRW 249.32;
Counterparty: UBS Securities LLC) (I)	92,748,752	2,126,764

Over the Counter on KOSPI 200 Index
(Expiration Date: 3-14-13; Strike Price: KRW 239.94;
Counterparty: Banque Nationale de Paris) (I)	7,256,703	141,378

Over the Counter on KOSPI 200 Index
(Expiration Date: 3-14-13; Strike Price: KRW 265;
Counterparty: UBS Securities LLC) (I)	49,562,380	407,038

Over the Counter on KOSPI 200 Index
(Expiration Date: 3-14-13; Strike Price: KRW 266.30;
Counterparty: UBS Securities LLC) (I)	67,890,000	529,839

Over the Counter on KOSPI 200 Index
(Expiration Date: 3-14-13; Strike Price: KRW 269.82;
Counterparty: UBS Securities LLC) (I)	23,623,077	160,202

Over the Counter on KOSPI 200 Index
(Expiration Date: 6-12-14; Strike Price: KRW 242.36;
Counterparty: UBS Securities LLC) (I)	39,820,635	1,183,437

Over the Counter on KOSPI 200 Index
(Expiration Date: 6-12-14; Strike Price: KRW 252.24;
Counterparty: Banque Nationale de Paris) (I)	50,361,542	1,261,373

Over the Counter on the USD vs. JPY
(Expiration Date: 12-18-14; Strike Price: $83.00;
Counterparty: Goldman Sachs & Company) (I)	18,750,000	764,156

Put Options 0.8%		6,463,557

Exchange Traded on CBOE SPX Volatility Index
(Expiration Date: 8-22-12; Strike Price: $23;
Counterparty: Royal Bank of Scotland) (I)	184,000	763,600

Exchange Traded on CBOE SPX Volatility Index
(Expiration Date: 9-19-12; Strike Price: $20;
Counterparty: Royal Bank of Scotland) (I)	327,500	614,063

Over the Counter on Apple CBOE Flex Options
(Expiration Date: 1-19-13; Strike Price: $555;
Counterparty: Royal Bank of Scotland) (I)	9,800	267,540

Over the Counter on Apple CBOE Flex Options
(Expiration Date: 1-19-13; Strike Price: $560;
Counterparty: Royal Bank of Scotland) (I)	2,000	58,000

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 15,982.72;
Counterparty: UBS Securities LLC) (I)	2,400	262,013

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 15,995.83;
Counterparty: UBS Securities LLC) (I)	2,000	219,112

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	29

			Number of
			contracts/
			notional	Value
Put Options (continued)

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,003.08;
Counterparty: UBS Securities LLC) (I)			3,650	$400,656

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,140.43;
Counterparty: UBS Securities LLC) (I)			2,000	227,762

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,199.60;
Counterparty: UBS Securities LLC) (I)			2,500	289,254

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,304.39;
Counterparty: UBS Securities LLC) (I)			3,500	416,495

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,531.99;
Counterparty: UBS Securities LLC) (I)			5,000	632,458

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,858.17;
Counterparty: UBS Securities LLC) (I)			7,430	1,025,749

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,907.08;
Counterparty: UBS Securities LLC) (I)			9,200	1,286,855

		Maturity
	Yield*	date	Par value^	Value
Short-Term Investments 17.6%			$148,023,081

(Cost $148,022,546)

Time Deposits 13.2%				111,024,521

Barclays Bank PLC	0.100%	08-02-12	13,002,823	13,002,823

BNP Paribas	0.130%	08-02-12	18,003,552	18,003,552

Commonwealth of Australia	0.100%	08-02-12	13,000,667	13,000,667

DZ Bank AG	0.120%	08-02-12	18,003,424	18,003,424

ING Bank	0.100%	08-02-12	18,005,489	18,005,489

Rabobank USA Financial Corp.	0.100%	08-02-12	13,003,959	13,003,959

Societe Generale SA	0.150%	08-02-12	18,004,607	18,004,607

U.S. Government 3.6%				29,998,560

U.S. Treasury Bill	0.080%	08-23-12	10,000,000	9,999,690

U.S. Treasury Bill	0.080%	09-20-12	10,000,000	9,999,030

U.S. Treasury Bill	0.090%	08-16-12	10,000,000	9,999,840

Repurchase Agreement 0.8%				7,000,000

Repurchase Agreement with State Street Corp. dated
7-31-12 at 0.010% to be repurchased at $7,000,002 on
8-1-12, collateralized by $7,145,000 Federal Home Loan
Bank Discount Notes 0.010% due 9-12-12 (valued at
$7,141,428, including interest)			7,000,000	7,000,000

Total investments (Cost $813,623,669)† 97.8%			$821,201,807

Other assets and liabilities, net 2.2%				$18,175,690

Total net assets 100.0%			$839,377,497

^ The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

30	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

Notes to Portfolio of Investments

ADR American Depositary Receipts

EURIBOR Euro Interbank Offered Rate

GDR Global Depositary Receipt

PIK Payment-in-kind

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents the annualized yield at the date of purchase.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $814,885,960. Net unrealized appreciation aggregated $6,315,847, of which $18,578,895 related to appreciated investment securities and $12,263,048 related to depreciated investment securities.

Currency abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
SEK	Swedish Krona

The Fund had the following portfolio composition as a percentage of net assets on 7-31-12:

U.S. Government	18.6%
Financials	16.5%
Foreign Government Obligations	7.4%
Consumer Discretionary	6.3%
Energy	5.3%
Industrials	3.9%
Consumer Staples	3.7%
Purchased Options	3.6%
Information Technology	3.2%
Telecommunication Services	3.1%
Materials	3.0%
Health Care	3.0%
Utilities	2.6%
Short-Term Investments & Other	19.8%

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	31

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $813,623,669)	$821,201,807
Cash	1,656,276
Foreign currency, at value (Cost $45,975)	45,932
Cash held at broker for futures contracts	34,867,677
Receivable for investments sold	7,540,238
Receivable for fund shares sold	8,831,044
Receivable for forward foreign currency exchange contracts	6,406,028
Dividends and interest receivable	5,278,219
Swap contracts, at value (includes net unamortized upfront payments
of $9,167,681)	14,387,173
Receivable for futures variation margin	1,125,605
Receivable due from adviser	2,734
Other receivables and prepaid expenses	82,583

Total assets	901,425,316

Liabilities

Payable for investments purchased	7,566,998
Payable for forward foreign currency exchange contracts	7,202,055
Payable for fund shares repurchased	224,813
Written options, at value (premiums received $31,367,081)	35,719,050
Swap contracts, at value (includes net unamortized upfront payments
of $29,327)	11,051,464
Payable to affiliates
Accounting and legal services fees	4,087
Transfer agent fees	55,648
Trustees’ fees	264
Other liabilities and accrued expenses	223,440

Total liabilities	62,047,819

Net assets

Paid-in capital	$821,410,953
Undistributed net investment income	10,940,964
Accumulated net realized gain (loss) on investments, futures contracts,
written options, foreign currency transactions and swap agreements	6,498,205
Net unrealized appreciation (depreciation) on investments, futures contracts, written options, translation of assets and liabilities in foreign
currencies and swap agreements	527,375

Net assets	$839,377,497

32	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($174,932,669 ÷ 16,520,076 shares)	$10.59
Class I ($167,281,823 ÷ 15,755,475 shares)	$10.62
Class R2 ($99,181 ÷ 9,372 shares)	$10.58
Class R6 ($99,387 ÷ 9,372 shares)	$10.60
Class NAV ($496,964,437 ÷ 46,827,238 shares)	$10.61

Maximum offering price per share[1]

Class A (net asset value per share ÷ 95%)	$11.15

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	33

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 7-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$3,683,987
Dividends	783,205
Less foreign taxes withheld	(75,987)

Total investment income	4,391,205

Expenses

Investment management fees	2,614,977
Distribution and service fees	74,086
Accounting and legal services fees	23,307
Transfer agent fees	83,736
Trustees’ fees	1,223
State registration fees	44,448
Printing and postage	3,274
Professional fees	101,604
Custodian fees	102,532
Registration and filing fees	108,726
Other	35,978

Total expenses	3,193,891
Less expense reductions	(29,998)

Net expenses	3,163,893

Net investment income	1,227,312

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	2,623,420
Futures contracts	8,161,936
Written options	(2,645,838)
Swap contracts	3,857,272
Foreign currency transactions	4,214,149

16,210,939
Change in net unrealized appreciation (depreciation) of
Investments	7,578,138
Futures contracts	3,966,548
Written options	(4,351,969)
Swap contracts	(5,802,645)
Translation of assets and liabilities in foreign currencies	(862,697)

527,375

Net realized and unrealized gain	16,738,314

Increase in net assets from operations	$17,965,626

34	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

This Statement of changes in net assets show how the value of the Fund’s net assets has changed during the period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
7-31-12
Increase (decrease) in net assets

From operations
Net investment income	$1,227,312
Net realized gain	16,210,939
Change in net unrealized appreciation (depreciation)	527,375

Increase in net assets resulting from operations	17,965,626

From Fund share transactions	821,411,871

Total increase	839,377,497

Net assets

Beginning of period	—

End of period	$839,377,497

Undistributed net investment income	$10,940,964

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	35

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	—[3]
Net realized and unrealized gain on investments	0.59
Total from investment operations	0.59
Net asset value, end of period	$10.59
Total return (%)[4]	5.90[5,6]

Ratios and supplemental data

Net assets, end of period (in millions)	$175
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.97[7]
Expenses including reductions and amounts recaptured	1.95[7]
Net investment loss	(0.01)[7]
Portfolio turnover (%)	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Less than ($0.005) per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the period shown.
6 Not annualized.
7 Annualized.

CLASS I SHARES Period ended	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.58
Total from investment operations	0.62
Net asset value, end of period	$10.62
Total return (%)	6.20[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$167
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.60[5]
Expenses including reductions and amounts recaptured	1.59[5]
Net investment income	0.58[5]
Portfolio turnover (%)	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

36	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

CLASS R2 SHARES Period ended	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.67
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.10)
Total from investment operations	(0.09)
Net asset value, end of period	$10.58
Total return (%)	(0.84)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	18.31[6]
Expenses including reductions and amounts recaptured	2.00[6]
Net investment income	0.19[6]
Portfolio turnover (%)	33

1 Period from 3-1-12 (inception date) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

CLASS R6 SHARES Period ended	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.67
Net investment income[2]	0.03
Net realized and unrealized loss on investments	(0.10)
Total from investment operations	(0.07)
Net asset value, end of period	$10.60
Total return (%)	(0.66)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	18.04[6]
Expenses including reductions and amounts recaptured	1.50[6]
Net investment income	0.69[6]
Portfolio turnover (%)	33

1 Period from 3-1-12 (inception date) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	37

CLASS NAV SHARES Period ended	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.57
Total from investment operations	0.61
Net asset value, end of period	$10.61
Total return (%)	6.10[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	$497
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.43[5]
Expenses including reductions and amounts recaptured	1.43[5]
Net investment income	0.69[5]
Portfolio turnover (%)	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Not annualized.
5 Annualized.

38	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the Fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long term total return.

The Fund may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A shares are open to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ. Certain Class I shares may be exchanged for Class R6 shares within one year after the commencement of operations of Class R6 shares.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially

Annual report | Global Absolute Return Strategies Fund	39

completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 7-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$230,780,450	—	$230,780,450	—
U.S. Government &
Agency Obligations	155,950,271	—	155,950,271	—
Foreign Government
Obligations	61,815,438	—	61,815,438	—
Common Stocks	156,349,632	$92,301,639	64,047,993	—
Preferred Securities	2,059,766	—	2,059,766	—
Certificates of Deposit	36,000,000	—	36,000,000	—
Purchased Options	30,223,169	11,070,961	19,152,208	—
Short-Term Investments	148,023,081	—	148,023,081	—

Total Investments in
Securities	$821,201,807	$103,372,600	$717,829,207	—
Other Financial Instruments
Futures	$3,966,548	$3,892,799	$73,749	—
Forward Foreign Currency
Contracts	($796,027)	—	($796,027)	—
Written Options	($35,719,050)	($7,400,600)	($28,318,450)	—
Interest Rate Swap	($2,395,474)	—	($2,395,474)	—
Credit Default Swaps	$7,899,355	—	$7,899,355	—
Variance Swaps	($2,221,452)	—	($2,221,452)	—
Inflation Swaps	$53,280	—	$53,280	—

40	Global Absolute Return Strategies Fund | Annual report

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization- accretion of premiums- discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted to a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Annual report | Global Absolute Return Strategies Fund	41

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the period ended July 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2012, the components of distributable earnings on a tax basis consisted of $15,291,569 of undistributed ordinary income and $4,337,947 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, and amortization and accretion on debt securities.

42	Global Absolute Return Strategies Fund | Annual report

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets of liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the period ended July 31, 2012, the Fund used futures contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and/or substitute for securities purchased (or to be purchased) and maintain diversity and liquidity of the portfolio. The following table summarizes the contracts held at July 31, 2012. During the period ended July 31, 2012, the Fund held futures contracts with USD notional values ranging up to $473.2 million, as measured at each quarter end.

Annual report | Global Absolute Return Strategies Fund	43

					UNREALIZED
OPEN	NUMBER OF		EXPIRATION		APPRECIATION
CONTRACTS	CONTRACTS	POSITION	DATE	VALUE	(DEPRECIATION)

E-Mini NASDAQ	1,706	Long	Sep 2012	$89,957,380	$2,167,719
100 Index Futures
E-Mini S&P 500 Index	186	Long	Sep 2012	12,783,780	272,397
Futures
Ultra Long U.S.	664	Long	Sep 2012	114,540,000	3,671,195
Treasury Bond Futures
3-Year Australian	488	Short	Sep 2012	(56,409,582)	549,162
Treasury Bond Futures
ASX SPI 200 Index	42	Short	Sep 2012	(4,664,264)	(151,787)
Futures
Dow Jones Euro	70	Short	Sep 2012	(2,005,059)	(133,014)
STOXX 50 Index
Futures
Dow Jones Euro	3,604	Short	Sep 2012	(18,735,174)	(500,408)
STOXX Banks Futures
FTSE 100 Index	36	Short	Sep 2012	(3,164,173)	(40,992)
Futures
Hang Seng Index	16	Short	Aug 2012	(2,033,760)	(95,275)
Futures
OMX 30 Index	35	Short	Aug 2012	(550,940)	(20,938)
Futures
Russell 2000 Mini	2,024	Short	Sep 2012	(158,803,040)	(1,816,581)
Index Futures
Swiss Market Index	10	Short	Sep 2012	(655,536)	(49,672)
Futures
TOPIX Index Futures	95	Short	Sep 2012	(8,925,440)	114,742
					$3,966,548

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the period ended July 31, 2012, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rates and gain exposure to foreign currency. The following table summarizes the contracts held at July 31, 2012. During the period ended July 31, 2012, the Fund held forward foreign currency contracts with USD notional values ranging from up to $558.5 million, as measured at each quarter end.

44	Global Absolute Return Strategies Fund | Annual report

	PRINCIPAL	PRINCIPAL
	AMOUNT	AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys
AUD	2,062	$2,018	Barclays Bank PLC	9-6-12	$143
AUD	4,077	4,143	BNP Paribas SA	9-6-12	128
AUD	3,853	4,044	Royal Bank of Scotland PLC	9-6-12	(9)
BRL	18,000,000	10,445,379	Barclays Bank PLC	9-19-12	(1,735,331)
BRL	62,300,000	30,547,045	Barclays Bank PLC	9-21-12	(411,639)
CHF	1,558,983	1,593,417	BNP Paribas SA	8-2 12	3,411
CHF	33,935	37,158	UBS AG	8-10-12	(2,393)
CZK	193,410,000	10,322,081	Barclays Bank PLC	9-19 12	(925,671)
EUR	5,601,215	6,890,755	BNP Paribas SA	8-10-12	1,576
EUR	87,517	109,103	Royal Bank of Scotland PLC	8-10-12	(1,412)
EUR	317,021	394,980	BNP Paribas SA	9-6-12	(4,767)
EUR	49,597	62,379	Royal Bank of Scotland PLC	9-6-12	(1,331)
EUR	37,814	46,526	UBS AG	9-6-12	19
EUR	113,428	142,588	BNP Paribas SA	9-7 12	(2,970)
GBP	2,238	3,478	BNP Paribas SA	9-6-12	30
GBP	13,094	20,445	Royal Bank of Scotland PLC	9-6-12	84
SEK	23,630	3,273	Barclays Bank PLC	9-6-12	196
		$60,628,812			($3,079,936)
Sells
AUD	290,265	$296,163	UBS AG	8-10-12	($8,651)
AUD	139,764	134,781	BNP Paribas SA	9-6-12	(11,623)
AUD	10,434	10,352	Royal Bank of Scotland PLC	9-6-12	(578)
AUD	2,234	2,277	UBS AG	9-6-12	(63)
AUD	1,400,000	1,354,455	Barclays Bank PLC	9-7-12	(111,924)
AUD	1,400,000	1,426,804	BNP Paribas SA	9-7-12	(39,575)
AUD	1,600,000	1,592,704	Royal Bank of Scotland PLC	9-7-12	(83,158)
AUD	11,000,000	11,091,520	Barclays Bank PLC	9-19-12	(417,431)
AUD	26,000,000	26,354,165	Barclays Bank PLC	9-21-12	(843,854)
AUD	1,400,000	1,416,758	UBS AG	9-21-12	(47,751)
CAD	157,653	159,998	Royal Bank of Scotland PLC	8-10-12	2,822
CAD	15,855,803	15,500,000	BNP Paribas SA	8-21-12	(304,345)
CAD	1,950,000	1,895,200	BNP Paribas SA	9-7-12	(47,796)
CAD	4,600,000	4,505,784	Royal Bank of Scotland PLC	9-7-12	(77,695)
CAD	20,426,000	20,000,000	UBS AG	9-21-12	(346,543)
CAD	6,029,940	5,853,509	Barclays Bank PLC	9-21-12	(152,974)
CAD	13,205,283	13,000,000	BNP Paribas SA	9-24-12	(153,070)
CAD	9,733,894	9,502,944	Royal Bank of Scotland PLC	9-24-12	(192,463)
CAD	16,357,600	16,000,000	UBS AG	9-24-12	(292,923)
CHF	1,270,000	1,315,541	Barclays Bank PLC	9-7-12	13,617
CHF	1,800,000	1,903,002	BNP Paribas SA	9-7-12	57,755
CHF	1,400,000	1,472,519	Royal Bank of Scotland PLC	9-7-12	37,327
CZK	193,410,000	10,445,379	Barclays Bank PLC	9-19-12	1,048,968
DKK	924,221	163,357	Royal Bank of Scotland PLC	8-10-12	10,516
DKK	2,740,000	463,320	Royal Bank of Scotland PLC	9-7-12	9,880
EUR	7,192,919	9,392,836	Barclays Bank PLC	8-10-12	541,903
EUR	2,861,268	3,551,783	BNP Paribas SA	8-10-12	30,974
EUR	16,647,373	20,320,588	Royal Bank of Scotland PLC	8-10-12	(164,111)
EUR	801,377	1,002,061	UBS AG	8-10-12	15,961
EUR	9,904,724	12,577,980	Barclays Bank PLC	8-29-12	387,644
EUR	10,200,000	12,932,009	BNP Paribas SA	8-29-12	378,260
EUR	13,400,000	16,641,084	Royal Bank of Scotland PLC	8-29-12	148,904
EUR	27,612,884	34,268,859	Barclays Bank PLC	9-6-12	280,918

Annual report | Global Absolute Return Strategies Fund	45

	PRINCIPAL	PRINCIPAL
	AMOUNT	AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Sells
EUR	1,522,799	$1,926,869	BNP Paribas SA	9-6-12	$52,497
EUR	29,957,446	37,777,899	Royal Bank of Scotland PLC	9-6-12	904,100
EUR	2,394,425	2,971,341	UBS AG	9-6-12	24,109
EUR	5,403,683	6,718,912	Barclays Bank PLC	9-7-12	67,578
EUR	5,095,359	6,439,240	BNP Paribas SA	9-7-12	167,418
EUR	35,145,898	44,317,514	Royal Bank of Scotland PLC	9-7-12	1,056,815
EUR	700,450	859,243	UBS AG	9-7-12	(2,933)
EUR	13,888,083	17,000,000	BNP Paribas SA	9-18-12	(97,198)
EUR	29,067,842	36,901,975	UBS AG	9-18-12	1,117,436
EUR	5,063,752	6,196,022	Barclays Bank PLC	10-18-12	(40,359)
EUR	14,400,988	17,730,482	Barclays Bank PLC	10-23-12	(6,620)
GBP	752,217	1,216,777	UBS AG	8-10-12	37,422
GBP	1,148,243	1,783,260	Barclays Bank PLC	9-6-12	(16,965)
GBP	1,048,674	1,640,511	BNP Paribas SA	9-6-12	(3,608)
GBP	494,841	768,255	Royal Bank of Scotland PLC	9-6-12	(7,561)
GBP	4,990,000	7,786,927	BNP Paribas SA	9-7-12	(36,430)
GBP	2,500,000	3,916,653	Royal Bank of Scotland PLC	9-7-12	(2,865)
HKD	2,081,565	268,361	UBS AG	8-10-12	(73)
HKD	10,900,000	1,405,179	Royal Bank of Scotland PLC	9-7-12	(605)
JPY	15,308,455	190,648	UBS AG	8-10-12	(5,317)
JPY	635,000,000	8,024,692	Royal Bank of Scotland PLC	9-7-12	(106,342)
JPY	300,000,000	3,740,550	BNP Paribas SA	9-7-12	(100,883)
JPY	2,228,465,550	28,243,568	Royal Bank of Scotland PLC	10-22-12	(307,574)
NOK	662,413	114,933	UBS AG	8-10-12	5,067
NOK	2,350,000	390,225	BNP Paribas SA	9-7-12	861
SEK	2,460,917	363,439	Barclays Bank PLC	8-10-12	1,689
SEK	24,849	3,462	Barclays Bank PLC	9-6-12	(187)
SEK	1,720,343	237,907	BNP Paribas SA	9-6-12	(14,707)
SEK	18,885	2,706	Royal Bank of Scotland PLC	9-6-12	(67)
SEK	3,300,000	455,049	Barclays Bank PLC	9-7-12	(29,500)
SEK	5,900,000	849,003	Royal Bank of Scotland PLC	9-7-12	(17,312)
SGD	1,345,000	1,057,950	Royal Bank of Scotland PLC	9-7-12	(22,898)
		$497,847,284			$2,283,909

Currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may

46	Global Absolute Return Strategies Fund | Annual report

decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the period ended July 31, 2012, the Fund used purchased options to manage against anticipated currency exchange rates, changes in securities markets and to gain exposure to foreign currency, certain markets and/or substitute for securities purchased or to be purchased. During the period ended July 31, 2012, the Fund held purchased options with market values ranging up to $30.2 million, as measured at each quarter end.

During the period ended July 31, 2012, the Fund wrote option contracts to manage against anticipated currency exchange rates, changes in securities markets and anticipated interest rate changes and to gain exposure to foreign currency and certain markets and/or substitute for securities purchase or to be purchased. The following tables summarize the Fund’s written options activities during the period ended July 31, 2012 and the contracts held at July 31, 2012.

	NUMBER OF	NOTIONAL
	CONTRACTS	(CURRENCY &	PREMIUMS
	(EQUITY)	INTEREST RATE)	RECEIVED

Outstanding, beginning of period	—	—	—
Options written	72,258	315,500,000	$37,235,248
Options closed	(1,670)	(43,500,000)	(5,868,167)
Options exercised	—	—	—
Options expired	—	—	—
Outstanding, end of period	70,588	272,000,000	$31,367,081

Options on securities

		EXPIRATION	NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
Apple, Inc.	$555.00	Jan 2013	98	$679,581	($782,285)
Apple, Inc.	560.00	Jan 2013	20	136,132	(153,100)
			118	$815,713	($935,385)

Annual report | Global Absolute Return Strategies Fund	47

Index options

		EXPIRATION	NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
S&P 500 Index	1,350	Dec 2012	560	$4,044,537	($4,163,600)
S&P 500 Index	1,325	Mar 2013	300	2,787,669	(3,237,000)
			860	$6,832,206	($7,400,600)

Puts
S&P 500 Index	1,140	Dec 2013	4,000	$416,908	($288,824)
S&P 500 Index	1,137	Dec 2013	4,000	416,316	(286,493)
S&P 500 Index	1,151	Dec 2013	6,500	647,023	(487,246)
S&P 500 Index	1,144	Dec 2013	4,500	465,608	(329,701)
S&P 500 Index	1,161	Dec 2013	6,500	657,949	(504,533)
S&P 500 Index	1,159	Dec 2013	3,170	324,316	(243,714)
S&P 500 Index	1,183	Dec 2013	13,800	1,339,079	(1,148,788)
S&P 500 Index	1,178	Dec 2013	17,940	1,668,061	(1,469,401)
S&P 500 Index	1,168	Dec 2013	9,200	830,980	(730,988)

			69,610	$6,766,240	($5,489,688)

Foreign currency options

		EXERCISE	EXPIRATION	NOTIONAL
DESCRIPTION	COUNTERPARTY	PRICE	DATE	AMOUNT	PREMIUM	VALUE

Puts
USD versus JPY	Goldman	$68.00	Dec 2014	$18,750,000	$1,066,375	($496,331)
	Sachs

Interest rate swaptions

		FLOATING	PAY/RECEIVE
		RATE	FLOATING	EXERCISE	EXPIRATION	CUR-	NOTIONAL
DESCRIPTION	COUNTERPARTY	INDEX	RATE	RATE	DATE	RENCY	AMOUNT	PREMIUM	VALUE

Calls
10-Year Interest	UBS AG	EUR	Receive	1.70%	Jul 2014	EUR	15,000,000	$433,201	($434,770)
Rate Swap		EURIBOR
		TELERATE
10-Year Interest	Morgan Stanley	EUR	Receive	2.70%	Dec 2014	EUR	17,300,000	968,127	(1,456,572)
Rate Swap		EURIBOR
		TELERATE
10-Year Interest	Royal Bank of	EUR	Receive	2.80%	Jan 2015	EUR	1,500,000	90,054	(136,069)
Rate Swap	Scotland PLC	EURIBOR
		TELERATE
10-Year Interest	Royal Bank of	EUR	Receive	2.80%	Jun 2015	EUR	26,000,000	2,201,020	(2,282,185)
Rate Swap	Scotland PLC	EURIBOR
		TELERATE
10-Year Interest	Royal Bank of	EUR	Receive	2.80%	Jun 2015	EUR	19,750,000	1,481,673	(1,731,374)
Rate Swap	Scotland PLC	EURIBOR
		TELERATE
30-Year Interest	Royal Bank of	USD LIBOR	Receive	2.80%	Apr 2013	USD	12,488,000	738,209	(1,493,110)
Rate Swap	Scotland PLC	BBA
30-Year Interest	Barclays Bank	USD LIBOR	Receive	2.80%	Apr 2013	USD	6,812,000	373,929	(814,467)
Rate Swap	PLC	BBA
30-Year Interest	Royal Bank of	USD LIBOR	Receive	2.80%	Apr 2013	USD	36,000,000	2,096,913	(4,361,454)
Rate Swap	Scotland PLC	BBA
30-Year Interest	Royal Bank of	USD LIBOR	Receive	2.80%	May 2013	USD	6,400,000	540,800	(778,842)
Rate Swap	Scotland PLC	BBA
30-Year Interest	Barclays Bank	USD LIBOR	Receive	2.40%	Jun 2013	USD	41,000,000	2,394,400	(2,868,520)
Rate Swap	PLC	BBA
30-Year Interest	Royal Bank of	USD LIBOR	Receive	2.40%	Jun 2013	USD	16,000,000	927,900	(1,129,744)
Rate Swap	Scotland PLC	BBA

48	Global Absolute Return Strategies Fund | Annual report

		FLOATING	PAY/RECEIVE
		RATE	FLOATING	EXERCISE	EXPIRATION	CUR-	NOTIONAL
DESCRIPTION	COUNTERPARTY	INDEX	RATE	RATE	DATE	RENCY	AMOUNT	PREMIUM	VALUE

30-Year Interest	Royal Bank of	USD LIBOR	Receive	2.40%	Jun 2013	USD	28,500,000	$1,652,821	($2,012,356)
Rate Swap	Scotland PLC	BBA
30-Year Interest	Morgan Stanley	USD LIBOR	Receive	2.40%	Jul 2013	USD	7,500,000	562,500	(537,052)
Rate Swap		BBA
30-Year Interest	Morgan Stanley	USD LIBOR	Receive	2.40%	Jul 2013	USD	19,000,000	1,425,000	(1,360,531)
Rate Swap		BBA
							253,250,000	$15,886,547	($21,397,046)

Swaps. The Fund may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are agreements between a fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps) or may be executed on a registered commodities exchange (exchange traded swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the period ended July 31, 2012, the Fund used interest rate swaps to manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio. The following table summarizes the interest rate swap contracts held as of July 31, 2012. During the period ended July 31, 2012, the Fund held interest rate swaps with total USD notional amounts ranging up to $298.0 million, as measured at each quarter end.

							UNREALIZED
							APPRECIATION
	NOTIONAL		USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY	(DEPRECIATION)/
COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Barclays Bank	12,000,000	USD	12,000,000	Fixed 2.093%	3 Month LIBOR	Apr 2022	($645,452)
PLC
Barclays Bank	18,446,000	EUR	23,242,891	Fixed 1.794%	EUR-EURIBOR-	May 2042	681,761
PLC					TELERATE
Barclays Bank	4,054,000	EUR	5,080,474	Fixed 1.695%	EUR-EURIBOR-	May 2042	179,592
PLC					TELERATE

Annual report | Global Absolute Return Strategies Fund	49

							UNREALIZED
							APPRECIATION
	NOTIONAL		USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY	(DEPRECIATION)/
COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Barclays Bank	16,234,000	GBP	25,500,379	GBP- LIBOR- BBA	Fixed 3.394%	May 2042	($138,548)
PLC
Barclays Bank	3,566,000	GBP	5,585,962	GBP- LIBOR- BBA	Fixed 3.330%	May 2042	(48,687)
PLC
Barclays Bank	27,500,000	USD	27,500,000	Fixed 1.820%	3 Month LIBOR	Jun 2022	(619,839)
PLC
Barclays Bank	2,488,734	AUD	2,551,077	AUD-BBR-BBSW	Fixed 3.980%	Jul 2022	(15,391)
PLC
Barclays Bank	2,488,734	AUD	2,551,077	AUD-BBR-BBSW	Fixed 3.970%	Jul 2022	(16,871)
PLC
Goldman Sachs	26,000,000	USD	26,000,000	Fixed 2.039%	3 Month LIBOR	Dec 2021	(1,227,755)
Morgan Stanley	11,750,000	GBP	18,453,952	GBP- LIBOR- BBA	Fixed 3.600%	Jun 2042	94,187
Morgan Stanley	15,100,000	EUR	19,155,849	Fixed 2.270%	EUR-EURIBOR-	Jun 2042	27,610
					TELERATE
Morgan Stanley	17,000,000	USD	17,000,000	Fixed 1.613%	3 Month LIBOR	Jul 2022	(17,817)
The Royal Bank	28,000,000	USD	28,000,000	Fixed 1.775%	3 Month LIBOR	Jul 2022	(488,992)
of Scotland PLC
The Royal Bank	11,040,234	AUD	11,480,738	AUD-BBR-BBSW	Fixed 3.903%	Jul 2022	(119,139)
of Scotland PLC
The Royal Bank	11,040,234	AUD	11,386,345	AUD-BBR-BBSW	Fixed 3.913%	Jul 2022	(112,576)
of Scotland PLC
The Royal Bank	10,500,000	GBP	16,444,586	GBP- LIBOR- BBA	Fixed 3.550%	Jun 2042	42,768
of Scotland PLC
The Royal Bank	9,000,000	EUR	11,389,493	Fixed 2.245%	EUR-EURIBOR-	Jul 2042	33,685
of Scotland PLC					TELERATE
UBS AG	8,000,000	EUR	9,792,797	Fixed 2.267%	EUR-EURIBOR-	Jul 2042	17,460
					TELERATE
UBS AG	8,000,000	EUR	10,088,794	Fixed 2.394%	EUR-EURIBOR-	Jul 2042	(58,295)
					TELERATE
UBS AG	7,500,000	GBP	11,679,751	GBP- LIBOR- BBA	Fixed 3.540%	Jul 2042	25,051
UBS AG	2,000,000	GBP	3,138,998	GBP- LIBOR- BBA	Fixed 3.573%	Jul 2042	11,774
			298,023,163				($2,395,474)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the Fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

The resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of a credit event occurring. The maximum potential amount of future payments (undiscounted) that the Fund as the Seller could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement.

During the period ended July 31, 2012, the Fund used CDS as a Buyer of protection to manage against potential credit events and gain exposure to security or credit index. The following table

50	Global Absolute Return Strategies Fund | Annual report

summarizes the credit default swap contracts the Fund held as of July 31, 2012 as a Buyer of protection. During the period ended July 31, 2012, the Fund held credit default swap contracts with total USD notional amounts ranging up to $55.2 million, as measured at each quarter end.

							UNAMORTIZED
				USD	(PAY)/		UPFRONT	UNREALIZED
COUNTER-	REFERENCE	NOTIONAL		NOTIONAL	RECEIVED	MATURITY	PAYMENT PAID	APPRECIATION	MARKET
PARTY	OBLIGATION	AMOUNT	CURRENCY	AMOUNT	FIXED RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Buy
Barclays Bank	iTraxx Europe Senior	2,000,000	EUR	$2,506,401	(1.00%)	Jun 2017	$211,720	($43,218)	$168,502
PLC	Financials S17 5-year
	index
BNP Paribas	iTraxx Europe Senior	4,200,000	EUR	5,263,442	(1.00%)	Jun 2017	445,440	(91,585)	353,855
	Financials S17 5-year
	index
BNP Paribas	iTraxx Europe Senior	20,000,000	EUR	25,309,984	(1.00%)	Jun 2017	1,772,021	(86,998)	1,685,023
	Financials S17 5-year
	index
Credit Sussie	iTraxx Europe Senior	5,200,000	EUR	6,499,480	(1.00%)	Jun 2017	536,095	(97,989)	438,106
International	Financials S17 5-year
	index
Morgan	iTraxx Europe Senior	7,800,000	EUR	9,774,571	(1.00%)	Jun 2017	817,731	(160,572)	657,159
Stanley	Financials S17 5-year
	index
				$49,353,878			$3,783,007	($480,362)	$3,302,645

The Fund used CDS as a Seller of protection during the period ended July 31, 2012 to take a long position in the exposure of the benchmark credit and gain exposure to security or credit index. The following table summarizes the credit default swap contracts the Fund held as of July 31, 2012 where the Fund acted as a Seller of protection. During the period ended July 31, 2012, the Fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $128.1 million, as measured at each quarter end.

							UNAMORTIZED
					(PAY)/		UPFRONT
				USD	RECEIVED		PAYMENT	UNREALIZED
	REFERENCE	NOTIONAL	CUR-	NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	AMOUNT	RENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Sell
Barclays Bank PLC	iTraxx Europe	5,000,000	EUR	$6,610,749	5.000%	Jun 2017	$543,458	($307,451)	$236,007
	Sub. Financials
	S17 5-year
	index
BNP Paribas	iTraxx Europe	5,000,000	EUR	6,633,253	5.000%	Jun 2017	483,704	(247,697)	236,007
	Sub. Financials
	S17 5-year
	index
BNP Paribas	iTraxx Europe	5,500,000	EUR	7,270,997	5.000%	Jun 2017	276,669	(17,061)	259,608
	Sub. Financials
	S17 5-year
	index
BNP Paribas	iTraxx Europe	50,000,000	EUR	63,274,960	5.000%	Jun 2017	1,769,979	590,090	2,360,069
	Sub. Financials
	S17 5-year
	index
Credit Sussie	CDX North	1,188,000	USD	1,188,000	5.000%	Jun 2017	(29,327)	301	(29,026)
International	American High
	Yield S18 5-year
	index

Annual report | Global Absolute Return Strategies Fund	51

							UNAMORTIZED
					(PAY)/		UPFRONT
				USD	RECEIVED		PAYMENT	UNREALIZED
	REFERENCE	NOTIONAL	CUR-	NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	AMOUNT	RENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

Sell
Morgan Stanley	iTraxx Europe	26,000,000	EUR	$34,676,191	5.000%	Jun 2017	$2,071,868	($844,632)	$1,227,236
	Sub. Financials
	S17 5-year
	index
Morgan Stanley	iTraxx Europe	6,500,000	EUR	8,399,626	5.000%	Jun 2017	238,996	67,813	306,809
	Sub. Financials
	S17 5-year
	index
				$128,053,776			$5,355,347	($758,637)	$4,596,710

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike.

The Fund used variance swaps during the period ended July 31, 2012 to manage against anticipated changes in securities markets. The following table summarizes the variance swap contracts the Fund held as of July 31, 2012. During the period ended July 31, 2012, the Fund held variance swap contracts with total USD notional amounts ranging up to $3.5 million, as measured at each quarter end.

								UNREALIZED
				USD	PAY/			APPRECIATION
	REFERENCE	CUR-	NOTIONAL	NOTIONAL	RECEIVE	MATURITY	VOLATILITY	(DEPRECIATION)/
COUNTERPARTY	ENTITY	RENCY	AMOUNT	AMOUNT	VARIANCE	DATE	STRIKE PRICE	MARKET VALUE

BNP Paribas SA	Nikkei 225 Index	JPY	865,000	$11,026	Receive	Dec 2013	29.70%	($50,828)
BNP Paribas SA	Nikkei 225 Index	JPY	1,000,000	12,342	Receive	Dec 2013	28.70%	(39,791)
BNP Paribas SA	Nikkei 225 Index	JPY	6,350,000	79,464	Receive	Dec 2013	28.75%	(245,747)
BNP Paribas SA	Nikkei 225 Index	JPY	2,000,000	25,042	Receive	Dec 2013	28.75%	(74,672)
BNP Paribas SA	Nikkei 225 Index	JPY	4,500,000	56,745	Receive	Dec 2013	31.00%	(279,521)
BNP Paribas SA	Nikkei 225 Index	JPY	19,059,026	237,361	Receive	Dec 2013	30.00%	(899,244)
BNP Paribas SA	Nikkei 225 Index	JPY	21,500,000	271,287	Receive	Dec 2013	27.80%	(359,153)
BNP Paribas SA	FTSE 100 Index	GBP	9,000	14,284	Pay	Dec 2013	27.50%	28,583
BNP Paribas SA	FTSE 100 Index	GBP	11,000	17,706	Pay	Dec 2013	27.00%	18,973
BNP Paribas SA	FTSE 100 Index	GBP	38,000	59,514	Pay	Dec 2013	27.00%	33,580
BNP Paribas SA	FTSE 100 Index	GBP	46,000	71,705	Pay	Dec 2013	27.00%	49,427
BNP Paribas SA	FTSE 100 Index	GBP	57,000	88,766	Pay	Dec 2013	26.50%	(19,153)
BNP Paribas SA	S&P 500 Index	USD	5,000	5,000	Pay	Dec 2013	26.70%	8,474
BNP Paribas SA	S&P 500 Index	USD	11,000	11,000	Pay	Dec 2013	27.80%	37,884
BNP Paribas SA	S&P 500 Index	USD	10,000	10,000	Pay	Dec 2013	29.00%	41,958
BNP Paribas SA	S&P 500 Index	USD	105,000	105,000	Pay	Dec 2013	26.80%	152,333
BNP Paribas SA	S&P 500 Index	USD	10,000	10,000	Pay	Dec 2013	27.00%	15,159
BNP Paribas SA	S&P 500 Index	USD	60,000	60,000	Pay	Dec 2013	29.50%	221,640
BNP Paribas SA	S&P 500 Index	USD	221,958	221,958	Pay	Dec 2013	28.30%	502,154
BNP Paribas SA	S&P 500 Index	USD	265,000	265,000	Pay	Dec 2013	26.50%	73,164

52	Global Absolute Return Strategies Fund | Annual report

								UNREALIZED
				USD	PAY/			APPRECIATION
	REFERENCE	CUR-	NOTIONAL	NOTIONAL	RECEIVE	MATURITY	VOLATILITY	(DEPRECIATION)/
COUNTERPARTY	ENTITY	RENCY	AMOUNT	AMOUNT	VARIANCE	DATE	STRIKE PRICE	MARKET VALUE

BNP Paribas SA	China Enterprises Index	HKD	150,000	$19,314	Receive	Dec 2013	37.20%	($105,746)
	(Hang Seng)
BNP Paribas SA	China Enterprises Index	HKD	410,000	52,832	Receive	Dec 2013	37.40%	(272,657)
	(Hang Seng)
BNP Paribas SA	China Enterprises Index	HKD	500,000	64,451	Receive	Dec 2013	36.50%	(276,049)
	(Hang Seng)
BNP Paribas SA	China Enterprises Index	HKD	565,000	72,839	Receive	Dec 2013	35.00%	(198,179)
	(Hang Seng)
Goldman Sachs	Nikkei 225 Index	JPY	23,000,000	287,730	Receive	Dec 2013	29.40%	(897,379)
Goldman Sachs	S&P 500 Index	USD	290,000	290,000	Pay	Dec 2013	27.80%	510,428
Morgan Stanley	Nikkei 225 Index	JPY	29,000,000	371,664	Receive	Dec 2013	33.00%	(2,879,214)
Morgan Stanley	Nikkei 225 Index	JPY	237,000	3,060	Receive	Dec 2013	29.00%	(12,874)
Morgan Stanley	Nikkei 225 Index	JPY	353,000	4,603	Receive	Dec 2013	29.00%	(19,076)
Morgan Stanley	Nikkei 225 Index	JPY	1,225,000	15,228	Receive	Dec 2013	28.50%	(46,038)
Morgan Stanley	Nikkei 225 Index	JPY	3,750,000	46,354	Receive	Dec 2013	28.70%	(150,856)
Morgan Stanley	FTSE 100 Index	GBP	62,000	98,059	Pay	Dec 2013	27.80%	226,061
Morgan Stanley	S&P 500 Index	USD	370,000	370,000	Pay	Dec 2013	33.65%	3,191,905
Morgan Stanley	S&P 500 Index	USD	3,000	3,000	Pay	Dec 2013	27.00%	8,963
Morgan Stanley	S&P 500 Index	USD	5,000	5,000	Pay	Dec 2013	27.00%	14,829
Morgan Stanley	S&P 500 Index	USD	46,440	46,440	Pay	Dec 2013	27.20%	100,884
Morgan Stanley	China Enterprises Index	HKD	762,600	98,196	Receive	Dec 2013	37.70%	(631,674)
	(Hang Seng)
				$3,481,970				($2,221,452)

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The Fund used inflation swaps during the period ended July 31, 2012 to maintain diversity and liquidity of the portfolio and manage against anticipated changes in inflation. The following table summarizes the inflation swap contracts the Fund held as of July 31, 2012. During the period ended July 31, 2012, the Fund held inflation swap contracts with total USD notional amounts ranging up to $11.1 million, as measured at each quarter end.

							UNREALIZED
							APPRECIATION
	NOTIONAL	CUR-	USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY	(DEPRECIATION)/
COUNTERPARTY	AMOUNT	RENCY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley	$2,060,000	GBP	$3,199,592	Fixed 2.83%	GBP-Non Revised RPI	Jul 2022	($31,982)
Morgan Stanley	700,000	GBP	1,087,240	GBP-Non Revised RPI	Fixed 3.3475%	Jul 2042	40,350
The Royal Bank of Scotland PLC	2,860,000	EUR	3,522,233	Fixed 1.76%	EUR-EX Tobacco	Jul 2022	68,155
					NR CPI
The Royal Bank of Scotland PLC	3,270,000	USD	3,270,000	USD-Non Revised CPI	Fixed 2.36%	Jul 2022	(23,243)
			$11,079,065				$53,280

Annual report | Global Absolute Return Strategies Fund	53

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Investments, at value*	Purchased options	$7,492,127	—
Interest rate contracts	Written options, at value	Written options	—	($21,397,046)
Interest rate contracts	Receivable/payable for futures	Futures†	4,220,357	—
Interest rate contracts	Swap contracts, at value	Interest rate swaps	1,113,888	(3,509,362)
Interest rate contracts	Swap contracts, at value	Inflation swaps	108,505	(55,225)
Foreign exchange contracts	Investments, at value*	Purchased options	764,156	—
Foreign exchange contracts	Written options, at value	Written options	—	(496,331)
Foreign exchange contracts	Receivable/payable for forward	Forward foreign	6,406,028	(7,202,055)
	foreign currency exchange contracts	currency contracts
Equity contracts	Investments, at value*	Purchased options	21,966,886	—
Equity contracts	Written options, at value	Written options	—	(13,825,673)
Equity contracts	Receivable/payable for futures	Futures†	2,554,858	(2,808,667)
Equity contracts	Swap contracts, at value	Variance swaps	5,236,399	(7,457,851)
Credit contracts	Swap contracts, at value	Credit default swaps	7,928,381	(29,026)

* Purchased options are included in the Portfolio of investments.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended July 31, 2012:

	STATEMENT OF	INVESTMENTS				FOREIGN
	OPERATIONS	(PURCHASED	WRITTEN	FUTURES	SWAP	CURRENCY
RISK	LOCATION	OPTIONS)	OPTIONS	CONTRACTS	CONTRACTS	TRANSACTIONS*	TOTAL

Interest rate	Net realized gain	—	$1,329,062	$1,253,008	$186,625	—	$2,768,695
contracts	(loss)
Foreign exchange	Net realized gain	—	—	—	—	$4,358,899	$4,358,899
contracts	(loss)
Equity contracts	Net realized gain	$930,448	(3,974,900)	6,908,928	2,237	—	$3,866,713
	(loss)
Credit contracts	Net realized gain	—	—	—	3,668,410	—	$3,668,410
	(loss)
Total		$930,448	($2,645,838)	$8,161,936	$3,857,272	$4,358,899	$14,662,717

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

54	Global Absolute Return Strategies Fund | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended July 31, 2012:

						TRANSLATION
						OF ASSETS
	STATEMENT OF	INVESTMENTS				AND LIABILITIES
	OPERATIONS	(PURCHASED	FUTURES	WRITTEN	SWAP	IN FOREIGN
RISK	LOCATION	OPTIONS)	CONTRACTS	OPTIONS	CONTRACTS	CURRENCIES*	TOTAL

Interest rate	Change in	$1,610,018	$4,220,357	($5,510,499)	($2,342,194)	—	($2,022,318)
contracts	unrealized
	appreciation
	(depreciation)
Foreign exchange	Change in	(220,654)	—	570,044	—	($796,027)	($446,637)
contracts	unrealized
	appreciation
	(depreciation)
Equity contracts	Change in	(4,090,633)	(253,809)	588,486	(2,221,452)	—	($5,977,408)
	unrealized
	appreciation
	(depreciation)
Credit contracts	Change in	—	—	—	(1,238,999)	—	($1,238,999)
	unrealized
	appreciation
	(depreciation)
Total		($2,701,269)	$3,966,548	($4,351,969)	($5,802,645)	($796,027)	($9,685,362)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Adviser), serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund pays the Adviser a daily management fee for its services. If the net assets of the Fund were equal to or less than $500,000,000, the management fee paid to the Adviser is equivalent, on an annual basis, to the sum of: a) 1.30% of the first $200,000,000 of the Fund’s average daily net assets and b) 1.25% of the next $300,000,000 of average daily net assets. If the net assets of the Fund exceed $500,000,000, the management fee paid to the Adviser is equivalent, on an annual basis, to 1.20% of average daily net assets. The Adviser has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The Fund is not responsible for payment of the subadvisory fees.

Annual report | Global Absolute Return Strategies Fund	55

The Adviser has contractually agreed to waive a portion of its management fee for certain funds (the Participating Funds) of the Trust and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Funds that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Funds that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Adviser upon notice to the funds and with approval of the Board of Trustees.

The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse operating expenses of the Fund, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, to the extent necessary to maintain the Fund’s total operating expenses at 1.95%, 1.59%, 2.00% and 1.50% for Class A, Class I, Class R2 and Class R6 shares, respectively. The fee waivers and/or reimbursements will continue in effect until December 31, 2012 for Class A, Class I and Class R6 shares and March 1, 2013 for Class R2 shares, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

The Adviser has voluntarily agreed to waive a portion of its management fee and/or reimburse the Fund, in order to limit the Fund’s expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnifications expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, 12b-1 fees, transfer agent fees and service fees, state registration fees and printing and postage fees, to 0.20% of the Fund’s average daily net asset value, on an annual basis. This voluntary arrangement may be amended or terminated at any time by the Adviser upon notice to the Fund.

For the period ended July 31, 2012, the expense reductions amounted to the following:

EXPENSE
CLASS	REDUCTIONS

Class A	$6,012
Class I	5,387
Class R2	6,713
Class R6	6,816
Class NAV	5,070
Total	$29,998

The investment management fees, including the impact of waivers and reimbursements incurred for the period ended July 31, 2012 were equivalent to a net effective rate of 1.24% of the Fund’s average daily net assets.

Expense recapture. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to December 19, 2011, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the Fund is below its expense limitation during this period. Certain reimbursements or waivers are not subject to recapture. The expenses waived or reimbursed subject to potential recovery through July 1, 2015 are $23,266. For the period ended July 31, 2012, the Fund did not recapture any expenses.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each

56	Global Absolute Return Strategies Fund | Annual report

share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A and Class R2 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays up to 0.30% and 0.25% for Class A and Class R2, respectively for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $179,456 for the period ended July 31, 2012. Of this amount, $23,438 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $151,333 was paid as sales commissions to broker-dealers and $4,685 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended July 31, 2012 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$73,983	$47,767	$13,351	$726
Class I	—	35,943	17,441	2,524
Class R2	103	13	6,828	12
Class R6	—	13	6,828	12
Total	$74,086	$83,736	$44,448	$3,274

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in Fund shares for the period ended July 31, 2012 were as follows:

	Period ended 7-31-12
	Shares	Amount
Class A shares[1]

Sold	17,012,010	$178,509,182
Repurchased	(491,934)	(5,169,958)

Net increase	16,520,076	$173,339,224

Annual report | Global Absolute Return Strategies Fund	57

	Period ended 7-31-12
	Shares	Amount
Class I shares[1]

Sold	16,693,504	$176,277,719
Repurchased	(938,029)	(9,894,949)

Net increase	15,755,475	$166,382,770

Class R2 shares[2]

Sold	9,372	$100,000

Net increase	9,372	$100,000

Class R6 shares[2]

Sold	9,372	$100,000

Net increase	9,372	$100,000

Class NAV shares[1]

Sold	47,020,792	$483,507,167
Repurchased	(193,554)	(2,017,290)

Net increase	46,827,238	$481,489,877

Net increase	79,121,533	$821,411,871

1 Period from 12-19-11 (commencement of operations) to 7-31-12.

2 Period from 3-1-12 (inception date) to 7-31-12.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class R2, Class R6 and Class NAV on July 31, 2012.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $556,017,713 and $77,553,483, respectively, for the period ended July 31, 2012. Purchases and sales of U.S. Treasury obligations aggregated $165,087,994 and $12,409,983, respectively, for the period ended July 31, 2012.

Note 8 — Investment by affiliated funds

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the period ended July 31, 2012, the following funds had an affiliate ownership concentration of 5% or more of the Fund’s net assets:

AFFILIATED
FUND	CONCENTRATION

John Hancock Lifestyle Balanced Portfolio	18.3%
John Hancock Lifestyle Growth Portfolio	13.5%
John Hancock Lifestyle Moderate Portfolio	6.4%
John Hancock Lifestyle Conservative Portfolio	6.3%

58	Global Absolute Return Strategies Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Global Absolute Return Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Absolute Return Strategies Fund (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period December 19, 2011 (commencement of operations) through July 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

Annual report | Global Absolute Return Strategies Fund	59

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

60	Global Absolute Return Strategies Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	198

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Variable Insurance
Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock
Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	198

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant.
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial
Corporation (since 2010) and PMA Capital Corporation (2004–2010). Trustee of John Hancock Variable
Insurance Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock
Funds III (2005–2006).

Grace K. Fey, Born: 1946	2008	198

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of
John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman, Born: 1947	2008	198

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial and legal information publishing). Trustee of John Hancock Variable Insurance Trust (since 2008) and
John Hancock Funds II (since 2008).

Hassell H. McClellan, Born: 1945	2005	198

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston
College (since 1984). Trustee of John Hancock Variable Insurance Trust (since 2005), John Hancock
Funds II (since 2005), Trustee of Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds)
(since 2008), and Director of the Barnes Group (since 2010).

James M. Oates, Born: 1946	2005	198

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson
Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Capital Markets, Inc.) (financial services company) (1997–2011). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); and
Connecticut River Bancorp (since 1998). Director of the following Mutual Funds: Virtus Funds (formerly,
Phoenix Mutual Funds) (since 1988). Chairman of the Boards of John Hancock Variable Insurance Trust
and John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Global Absolute Return Strategies Fund	61

Non-Independent Trustee[2]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[3] Born: 1959	2005	198

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010); Trustee, John Hancock Variable Insurance Trust
(since 2005), John Hancock Funds II (since 2005), and John Hancock retail funds (2005–2010).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Michael J. Leary, Born: 1965	2008

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2009); Treasurer, John Hancock retail funds (2009–
2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock
Funds II and John Hancock Variable Insurance Trust (2007–2009) and John Hancock Funds III (since
2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

62	Global Absolute Return Strategies Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds
II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Global Absolute Return Strategies Fund	63

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Charles L. Bardelis*
Peter S. Burgess*	Subadviser
Grace K. Fey	Standard Life Investments (Corporate Funds)
Theron S. Hoffman	Limited
Hassell H. McClellan
Principal distributor
Officers	John Hancock Funds, LLC
Hugh McHaffie
President	Custodian
State Street Bank and Trust Company
Thomas M. Kinzler
Secretary and Chief Legal Officer	Transfer agent
John Hancock Signature Services, Inc.
Francis V. Knox, Jr.
Chief Compliance Officer	Legal counsel
K&L Gates LLP
Michael J. Leary
Treasurer	Independent registered
public accounting firm
Charles A. Rizzo	PricewaterhouseCoopers LLP
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

64	Global Absolute Return Strategies Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund.	395A 7/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	9/12

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year July 31, 2012 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK VARIABLE INSURANCE TRUST
JOHN HANCOCK FUNDS
JOHN HANCOCK FUNDS II
JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS
FOR
PRINCIPAL EXECUTIVE, PRINCIPAL FINANCIAL OFFICERS & TREASURER

I. Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Variable Insurance Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

► honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

► full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

► compliance with applicable laws and governmental rules and regulations;

► the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

► accountability for adherence to the Code.

_____________________________
1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Premium Dividend Fund ; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock Tax-Advantaged Dividend Income Fund; John Hancock Tax-Advantaged Global Shareholder Yield Fund and John Hancock Hedged Equity and Income Fund.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

* * *

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Each Covered Officer must:

► not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

► not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

► not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

► service as a director/trustee on the board of any public or private company;

► the receipt of any non-nominal gifts;

► the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

► any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

► a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure & Compliance

► Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

► Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

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► Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

► It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting & Accountability

Each Covered Officer must:

► upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

► annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

► not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

► notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

► report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

► the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

► if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

► any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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► if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

► the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

► any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII. Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A
Persons Covered by this Code of Ethics
(As of October 2012)

John Hancock Variable Insurance Trust
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Michael J. Leary

John Hancock Funds
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

John Hancock Funds II
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Michael J. Leary

John Hancock Funds III
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

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(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:
	2012:	$418,589
	2011:	$235,271

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
	2012:	$7,770
	2011:	$9,647

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls review.

(c)	TAX FEES:
	2012:	$34,485
	2011:	$23,700

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d)	ALL OTHER FEES:
	2011:	$8,533
	2011:	$1,176

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $4,022,758 for the fiscal year ended July 31, 2012 and $1,489,372 for the fiscal year ended July 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/Hugh McHaffie
Hugh McHaffie
President
Date: September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Hugh McHaffie
Hugh McHaffie
President
Date: September 24, 2012

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: September 24, 2012